UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2017

Item 1.	Report to Shareholders.

2017 SEMI-ANNUAL REPORT AND QUARTERLY COMMENTARIES March 31, 2017 EQUITY FUNDS / Wasatch Core Growth Fund Wasatch Emerging India Fund Wasatch Emerging markets Select Fund Wasatch Emerging Markets Small Cap Fund Wasatch Frontier Emerging Small Countries Fund Wasatch Global Opportunities Fund Wasatch international Growth Fund Wasatch International Opportunities Fund Wasatch large Cap Value Fund Wasatch Long/Short Fund Wasatch Micro Cap Fund Wasatch Micro Cap Value Fund Wasatch Small Cap growth Fund Wasatch Small Cap Value Fund Wasatch Strategic Income Fund Wasatch Ultra Growth Fund Wasatch World Innovators Fund BOND FUND / Wasatch-1ST Source Income Fund Wasatch Hoisington U.S. Treasury Fund

WASATCH FUNDS

Salt Lake City, Utah

www.WasatchFunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS — STILL STEADY AS SHE GOES

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

The dramatic post-election rally in U.S. stocks presumed large and lasting changes for the economy. But, toward the end of 2017’s first quarter, the “animal spirits” that propelled several stock indices to all-time highs quivered. The cooling of enthusiasm was reflected in a slowdown of cash movements into some exchange-traded funds (ETFs).

Although I see pro-growth potential in Donald Trump’s policies, I maintain my belief that U.S. presidents are constrained in their abilities to effect dramatic economic changes. Global anti-inflationary pressures, such as aging populations in developed countries are far greater forces than the policy tools available to any president. Furthermore, U.S. stocks are already priced at levels that anticipate meaningful economic improvements from tax cuts, regulatory reforms and increased government spending. That’s why I think it’s wise to maintain a skeptical view of investments that may have gotten ahead of themselves.

While I’m cautiously optimistic regarding U.S. stocks over the long term, my outlook doesn’t rest on whether a particular initiative will pass Congress, be signed into law, and be proven to have the desired pro-growth effects. Of course, politics do impact markets — but not always in ways that are easy to predict.

At Wasatch, rather than trying to make predictions, we base our investment decisions on the business trends and growth prospects of individual companies. We believe market environments that are driven by company fundamentals play to Wasatch’s strengths. I’m optimistic that as investors’ animal spirits subside, we’ll see further evidence of the long-term benefits delivered by a disciplined investment process that includes in-depth, company-specific research.

ECONOMY

The economic backdrop has improved compared to several months ago. The unemployment rate is down and average hourly wages are up. The Purchasing Managers Index, a measure of health in manufacturing, has been moving higher and improving sentiment among small-business owners and corporate-management teams suggests increased capital investment. Signs of economic strength prompted the Federal Reserve (Fed) to raise interest rates — with more increases likely in 2017.

The signs of an improving economy reflect progress made over years, rather than changes sparked on Election Day or since President Trump took office. That’s why I continue to see the U.S. economy as still “steady as she goes.” To explore this stance and to gauge whether anything substantial has changed under President Trump, I’d like to discuss five constraints on the U.S. economy.

First is the employment situation. The limiting factor here is that the economy was already at or near “full employment” prior to the election. The March report from the Bureau of Labor Statistics showed little change in the unemployment rate, which stood at 4.5%. To boost the economy meaningfully through workforce conditions, pro-growth policies would need to go beyond job rotation and better pay for those currently employed. A bigger problem is slower growth in the working-age population due to shifting demographics, which will likely overwhelm any traditional pro-growth policies from Washington.

Second is the U.S. debt burden. The current U.S. debt limit of about $19.9 trillion could, in theory, prompt default on governmental obligations later this year if the limit isn’t raised. While that level of drama seems unlikely, it does seem possible that conservative Republicans’ concerns about the debt limit could end up holding back infrastructure projects and other initiatives that would increase government spending.

Third is the relationship between demographics and inflation. Aging populations, including the many baby boomers now in retirement, are likely to resist inflationary policies because inflation hurts those living on fixed incomes. Unfortunately, although a lack of inflation benefits retirees, it tends to hurt younger people and those individuals, businesses and governments that are carrying debt.

Fourth is the trend in interest rates during Donald Trump’s presidency. While the Fed has raised short-term interest rates, intermediate- and long-term rates were relatively flat in the first three months of 2017. Given the global savings glut, significant rate increases in the U.S. would likely boost the value of the dollar and draw in foreign capital seeking higher returns. Such a situation would probably not be sustainable because a strong dollar is already hurting the competitiveness of U.S. exports, and because a flood of foreign capital would drive interest rates back down.

Fifth and last is the issue of political control, namely whether Republican majorities in Congress and a Republican president mean smooth sailing for legislative priorities. With the failure of the American Health Care Act, we have quick proof that Republicans aren’t immune to gridlock. So it’s not at all clear how much of President Trump’s proposed agenda will be enacted into law.

These five constraints support my view that economic growth is likely to be modest, say in the 2% to 2.5% range. This is in contrast to the 4% to 5% range that the Trump administration has been forecasting. If I’m correct about much slower growth, investors should ratchet down their expectations for returns in the financial markets.

MARKETS

As I said earlier, “steady as she goes” is a much better description of the economy than of the financial markets. The “Trump rally” in equities has been predicated on the thesis that the president’s pro-growth agenda will lift the U.S. economy out of its post-crisis doldrums and provide businesses with tax and regulatory relief. I think there’s significant room for disappointment embedded in that view.

MARCH 31, 2017 (UNAUDITED)

One indication of increased investor wariness during the first quarter was the divergence between the performance of large-cap stocks and that of small-cap stocks — reflecting a lack of conviction in the market and potentially showing a diminishing appetite for risk. Among smaller companies, the first quarter saw something of a reversal in the value-over-growth trend evident in 2016 — especially in the initial stage of the post-election rally during which investors perceived value stocks as greater beneficiaries of Mr. Trump’s economic policies.

As I mentioned earlier, short-term interest rates moved marginally higher in response to the Fed’s rate hike in March. Meanwhile, intermediate- and longer-term rates — and therefore bond prices — were fairly stable during the quarter. That’s in contrast to the previous quarter, when one of the biggest surprises was the dramatic fall of more than 12% in the value of the Bloomberg Barclays US 20+ Year Treasury Bond Index.

WASATCH

I’d like to take this opportunity to note some recent trends in the ETF space, where investors appeared to be chasing the performance of certain indices and sectors. For the month of November 2016, which of course included President Trump’s election, the net cash movement into the iShares Russell 2000 ETF amounted to 23% of the ETF’s net assets as of October 31, 2016. An inflow of this scale relative to the ETF’s overall size reflected enormously increased optimism about small-cap stocks. That was especially evident compared to the SPDR® S&P 500 ETF, which also experienced a high absolute level of inflows during November — but only 4% of its net assets as of October 31st. Aside from small caps, another area of intense investor optimism in the immediate post-election rally was the financial sector. In November, the Financial Select Sector SPDR® Fund took in a whopping 47% of its net assets as of October 31st.

To the extent that the index and sector ETFs contain stocks with particularly small market capitalizations and low trading volumes under normal circumstances, the recent ETF inflows may have overwhelmed the normal liquidity dynamics and put especially strong upward pressure on the underlying stock prices. As mentioned above, some of these dynamics seemed to reverse course during the first quarter of 2017.

Regardless of fads in the markets, at Wasatch we take the long view. Although I wouldn’t be surprised to see additional near-term turbulence as political headlines continue to distract investors, I believe earnings drive stock prices over the long term. We continue to pursue our bottom-up process one company at a time, with the goal of finding businesses that aren’t overly dependent on the political and economic headlines of the day.

With sincere thanks for your continued investment and for your trust,

Sam Stewart

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by CFA Institute.

Wasatch Advisors is the investment advisor to Wasatch Funds.

Wasatch Funds are distributed by ALPS Distributors, Inc. (ADI). Select Sector SPDR ETFs and SPDR S&P 500 ETF are distributed by ADI. ADI is not affiliated with Wasatch Advisors or Wasatch Funds.

The American Health Care Act is the Republican-sponsored bill intended to repeal and replace the Obama-era Affordable Care Act. The Patient Protection and Affordable Care Act (PPACA), commonly called the Affordable Care Act (ACA) or “ObamaCare,” is a United States federal statute signed into law by President Barack Obama on March 23, 2010.

An Exchange-Traded Fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on a securities exchange. ETFs experience price changes throughout the day as they are bought and sold.

The Purchasing Managers Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI is based on five major indicators — new orders, inventory levels, production, supplier deliveries and the employment environment.

The iShares Russell 2000 ETF seeks to track the investment results of an index composed of small-capitalization U.S. equities.

The SPDR S&P 500 ETF seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. You cannot invest directly in an index.

Select Sector SPDRs, including the Financial Select Sector SPDR Fund, are ETFs that divide the S&P 500 into 10 sector index funds that represent the S&P 500 as a whole. Each Select Sector SPDR can be bought individually, providing exposure to a particular sector or industry group.

The Bloomberg Barclays US 20+ Year Treasury Bond Index measures the performance of U.S. Treasury securities that have remaining maturities of 20 or more years. You cannot invest directly in this or any index.

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Paul Lambert.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW Strong movers in the information-technology, consumer-discretionary and health-care sectors enabled the Wasatch Core Growth Fund — Investor Class to gain 4.21% during the first quarter of 2017. The Fund outperformed the 2.47% return of the Russell 2000 Index, but trailed the 5.35% return of the Russell 2000 Growth Index.

For much of the quarter, the rally ignited by the election of Donald Trump continued as investors focused on the benefits promised by his administration: less regulation, lower taxes, increased infrastructure spending and revamped international trade agreements. That said, the specific winners and losers during the first quarter were notably different from those of the previous quarter.

In the closing weeks of last year, investors keyed on value-oriented cyclical companies such as those in the energy and industrials sectors — companies perceived to be prime beneficiaries of promised Trump administration policies. These companies could be counted on to profit from increased infrastructure spending and continued strengthening of the economy. Similarly, financial-services companies did well during the fourth quarter of 2016, gaining on the promise of lighter regulation.

Overlooked during the fourth quarter of 2016 were many of the high-quality, growth-oriented stocks that we favor. But this changed in 2017 as technology companies that lagged during the opening months of the rally turned around in the first quarter and posted significant gains.

Our holdings in international companies were strong contributors during the quarter. Of note was our exposure to India, our single-largest allocation outside the U.S. and the Fund’s top-performing country during the quarter.

DETAILS OF THE QUARTER

Global biotech company Seattle Genetics, Inc. was the leading contributor to performance during the quarter. The main news driving the performance of the stock was management’s announcement of an agreement with Immunomedics* to gain exclusive world-wide rights to develop and sell sacituzumab govitecan, an antibody-drug conjugate used to treat solid cancer tumors. However, not all of Immunomedics’ investors are enamored of the deal and a battle to stop the agreement has ensued. We’re closely monitoring developments in the case.

India’s online travel agency MakeMyTrip Ltd. was another contributor to performance during the first quarter. MakeMyTrip is the leading online travel agency (OTA) in India. The company’s stock price has been volatile in recent years, as intense competition negatively affected the profits of Indian OTAs. Based on its recent merger with the ibibo Group, however, MakeMyTrip appears to have emerged as the winner of that competition and is well-positioned in our view to benefit from increased online travel booking.

The leading detractor from Fund performance during the first quarter was Ensign Group, Inc. The company operates facilities providing skilled nursing and rehabilitative care services and offers home health and hospice services in the U.S. Shares of Ensign declined after quarterly earnings missed expectations and management lowered earnings guidance for 2017.

Credit Acceptance Corp., a provider of financing programs to automobile dealers, was another detractor from performance during the quarter. Shares dropped sharply when the Federal Trade Commission (FTC) disclosed it was investigating the company’s use of ignition kill switches and GPS systems in debt-collection efforts. The FTC is concerned that the company may be employing these technologies — used both for disabling and locating vehicles — to apply undue pressure on borrowers.

OUTLOOK

During the past several months, the market has generally rallied on the hope that President Trump’s agenda will accelerate economic growth. At the same time, there’s evidence that regardless of what happens with the president’s agenda, the economy has been doing better for quite some time. Macro indicators have continued to look encouraging. Unemployment has been down, while jobs data and average hourly earnings have been rising. Even inflation — for the time being — has been ticking up. And the Institute for Supply Management’s manufacturing index showed further expansion in March.

Having said all this, there’s a historical context to consider. Namely, with disruptive political events — including the presidential impeachments in Brazil and South Korea, the harsh political rhetoric regarding Mexico, the continuing progression of Brexit, and the tumultuous debut of Donald Trump — dominating news coverage during the quarter, many investors are considering whether or not to maintain exposure to the financial markets.

When we look at the markets in the wake of these events, we see that the actual performance has generally been strong — possibly to the contrary of what we would have predicted ahead of time. In other words, even if we had had a crystal ball we might not have been able to time the markets very well.

For our part, we intend to stay invested while maintaining our vigilance — focusing on what we can control. That means searching for reasonably priced, high-quality companies that can grow their revenues and earnings for long durations.

Thank you for the opportunity to manage your very important assets.

*	As of March 31, 2017, the Wasatch Core Growth Fund was not invested in Immunomedics, Inc.

  Current and future holdings are subject to risk.

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	7.14%	19.00%	12.17%	7.84%
Core Growth (WIGRX) — Institutional	7.23%	19.18%	12.27%	7.89%
Russell 2000® Index	11.52%	26.22%	12.35%	7.12%
Russell 2000® Growth Index	9.11%	23.03%	12.10%	8.06%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.21% / Institutional Class — Gross: 1.09%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Copart, Inc.	3.1%
Cornerstone OnDemand, Inc.	3.0%
Cimpress N.V.	2.7%
Credit Acceptance Corp.	2.7%
Balchem Corp.	2.6%

Company	% of Net Assets
Cavium, Inc.	2.6%
Spirit Airlines, Inc.	2.5%
Texas Capital Bancshares, Inc.	2.5%
MEDNAX, Inc.	2.5%
ICON plc (Ireland)	2.5%

**	As of March 31, 2017, there were 59 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indices.

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Matthew Dreith, CFA Associate Portfolio Manager	OVERVIEW The Wasatch Emerging India Fund — Investor Class returned 22.67% in what was an exceptionally strong first quarter for Indian equities. The Fund outgained the benchmark MSCI India

Investable Market Index, which rose 18.85%.

India’s stock market came roaring back during the first quarter after having been roiled late last year when the government abruptly banned large-denomination banknotes from circulation. Designed to root out unaccounted wealth, the program created shortages of cash, crimping demand for goods and services and rattling investors.

In late February, the Statistics Ministry said it expected India’s gross domestic product (GDP) to grow 7.1% in the fiscal year ended March 31, 2017. While that was below the previous year’s 7.9% expansion, it exceeded the forecasts of private economists and reflected a faster-than-expected recovery from the disruptions of demonetization.

Politically, demonetization came to be viewed by many Indians as a victory for the common citizen over corrupt interests. Prime Minister Narendra Modi’s Bharatiya Janata Party (BJP) reaped the benefits of that assessment in March when it scored landslide gains in elections to the state assembly of Uttar Pradesh, India’s most-populous province. The decisive win left Mr. Modi unchallenged as a national leader and boosted prospects for additional reforms aimed at furthering the country’s growth and development. Encouraged by the results of the election, local and foreign investors helped push India’s major stock averages to record highs.

DETAILS OF THE QUARTER

The strongest contributor to Fund performance for the quarter was MakeMyTrip Ltd., the leading online travel agency (OTA) in India. The company’s focus on hotel bookings and customized holiday packages — both of which command higher margins than air ticketing — appears to be paying off.

Avenue Supermarts Ltd. was the second-largest contributor. The company operates 118 supermarkets across 45 cities under the D-Mart brand. Its stores, most of which are company-owned, sell items that range from food to apparel and general merchandise. Shares of Avenue rose sharply in their first day of trading after the company’s initial public offering. With retail distribution in India still largely dominated by small neighborhood stores called kiranas, we think opportunities abound for well-managed operators such as Avenue to gain market share by formalizing their industries.

With cyclical stocks in industrials and materials leading the rally in equities, defensive companies in the health-care sector became less appealing to investors and underperformed. Health care accounted for several of the Fund’s greatest detractors. Dr. Lal PathLabs Ltd. is one of the largest chains of diagnostic pathology labs in India. Sales at the company are recovering from demonetization more gradually than investors had hoped, as some otherwise-healthy individuals appear to be postponing non-essential tests in an effort to conserve cash.

Divi’s Laboratories Ltd. is a pharmaceutical company focused on the production of active pharmaceutical ingredients and intermediates. Shares of Divi’s tumbled in late March after it announced that the U.S. Food and Drug Administration had issued an import alert for products manufactured at its Unit II facility in Visakhapatnam, Andhra Pradesh. The regulator has exempted 10 of Divi’s products from the alert, and we’re assessing the situation to determine the likely impact on the company’s long-term prospects.

OUTLOOK

The speedy recoveries from demonetization currently underway among most of the companies owned in the Fund reflect both the solid fundamentals of the companies and the underlying strength of the Indian economy. They also illustrate the extent to which secular forces can overwhelm short-term volatility arising from government-policy decisions.

While the BJP’s electoral gains in Uttar Pradesh arguably represent demonetization’s most-durable impact thus far, there are likely to be other long-term economic effects as well. The rivers of cash that demonetization sent pouring into Indian banks will only accelerate the formalization of India’s economy and financial system. Much of that money is already being channeled into financial products such as mutual funds and insurance, where it can be put to productive use for capital investment.

A trend throughout most emerging markets, formalization is of particular importance in India, where Mr. Modi appears to recognize its key role in moving his country forward. Approximately 70% of India’s population currently resides in the “self-employed” informal economy, unreachable by a traditional financial sector that lacks the cost structure or risk framework to lend to this segment. As a result, financial services are among the most underpenetrated categories in India as a percentage of GDP.

Accordingly, financial companies rank among our most-favored areas for investment in India. With about 70% of the country’s banking sector consisting of undercapitalized state-owned banks struggling with bad loans, private banks and non-bank financial companies enjoy substantial room for growth. In fact, what appears to be occurring is a “stealth privatization” in which private banks are stepping in to take market share from India’s public-sector undertakings (commonly referred to as “PSU banks”). We believe this process should lead to more-efficient allocation of credit and higher-quality economic growth over time.

Thank you for the opportunity to manage your assets.

  Current and future holdings are subject to risk.

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 4/26/11
Emerging India (WAINX) — Investor	9.73%	30.52%	15.08%	11.47%
Emerging India (WIINX) — Institutional	10.00%	31.22%	15.20%	11.57%
MSCI India IMI	9.33%	22.12%	7.25%	1.77%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class — Gross: 1.87%, Net: 1.75% / Institutional Class — Gross: 2.00%, Net: 1.50%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Housing Development Finance Corp. Ltd. (India)	4.5%
MakeMyTrip Ltd. (India)	4.5%
Avenue Supermarts Ltd. (India)	4.4%
Bajaj Finance Ltd. (India)	3.7%
Natco Pharma Ltd. (India)	3.5%

Company	% of Net Assets
PNB Housing Finance Ltd. (India)	3.3%
HDFC Bank Ltd. ADR (India)	3.0%
Gulf Oil Lubricants India Ltd. (India)	2.9%
Quess Corp. Ltd. (India)	2.9%
Endurance Technologies Ltd. (India)	2.6%

**	As of March 31, 2017, there were 56 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: April 26, 2011. The MSCI India IMI (Investable Market Index) is designed to measure the performance of the large-, mid- and small-cap segments of the Indian market. The Index covers approximately 99% of the free-float adjusted market capitalization of the Indian equity universe. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Roger Edgley and Scott Thomas.

Ajay Krishnan, CFA Lead Portfolio Manager	Roger Edgley, CFA Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch Emerging Markets Select Fund — Investor Class returned 14.71% outperforming its benchmark, the MSCI Emerging Markets Index, which increased 11.44% for the quarter ended March 31, 2017.

Positive economic news from China was beneficial for emerging markets as a whole because China is a significant importer of raw materials and finished goods. China’s National Bureau of Statistics said the country’s industrial production rose 6.3% from a year earlier during January and February combined. Fixed-asset investment climbed 8.9%, while retail sales advanced 9.5% over the same period.

Worries that U.S. President Donald Trump’s protectionist proposals might dampen global trade had unnerved emerging-market investors. Those concerns have largely dissipated as the president’s trade agenda appeared to take a backseat to immigration issues and health-care reform.

The dollar fell on world currency markets. As measured by the U.S. Dollar Index, the greenback slipped about 2% against a basket of foreign currencies. According to the J.P. Morgan Emerging Market Currency Index, emerging market currencies gained 3.7% in the first quarter. Although the U.S. Federal Reserve (Fed) raised interest rates in March, it calmed investors’ fear that tightening would accelerate. Higher U.S. interest rates make riskier investments in developing countries less attractive compared to dollar-denominated assets.

India was the Fund’s top-contributing country and its greatest source of outperformance. Major stock averages in India surged to record highs following the landslide victory of Prime Minister Narendra Modi’s Bharatiya Janata Party (BJP) in elections to the state assembly of Uttar Pradesh. The victory left Mr. Modi unchallenged as a national leader and boosted prospects for additional reforms aimed at furthering India’s growth and development.

DETAILS OF THE QUARTER

Indian non-bank financial companies Bajaj Finance Ltd. and PNB Housing Finance Ltd. were two of the strongest contributors in the quarter. Late last year, fear of a hit to the value of collateral for loans and underlying demand for loans sent their shares sharply lower after the Indian government invalidated large-denomination bank notes in a surprise move aimed at the country’s gray economy. Shares of both companies rebounded in the quarter as shortages of cash eased and business activity returned to normal.

MercadoLibre, Inc., another top contributor, hosts online-commerce platforms in Latin America. Other products include MercadoPago, an integrated online-payments solution to facilitate transactions on and off the company’s platforms. Earnings at MercadoLibre soared 31.8% in its most-recently reported quarter on 41.8% revenue growth versus the same period a year ago.

Lenta Ltd., which operates Russia’s second-largest hypermarket chain, was the largest detractor from the Fund’s performance. Lenta’s stock price fell on continued weakness in Russian personal consumption, as well as concerns that the company’s planned expansion might cannibalize sales at its existing stores. After discussing these issues with company management, we believe the worries are overdone.

GT Capital Holdings, Inc., an investment holding company based in the Philippines, was the second-largest detractor. GT Capital’s interests include lending, car distribution, insurance and power generation. GT Capital’s stock price dropped over 10% in the first quarter on fears that the Duterte government’s proposed overhaul of the country’s vehicle excise tax would depress automobile sales. While there’s some validity to this concern, we believe the likely effect outside of the high end of the automobile market is minimal.

OUTLOOK

The investment theme of financialization, particularly with respect to insurance and lending, is one that we expect will continue. As an economy matures and its components become more interdependent, insurance products play an increasing role in rationally distributing the various risks posed to human and investment capital. Likewise, lending is instrumental in allocating capital to its most-productive uses. When analyzing potential investments in emerging markets, we find that companies tied to insurance and lending often possess the secular growth characteristics we seek.

Formalization has been another important theme at Wasatch. Strictly speaking, the formal sector of an economy — as opposed to barter and other informal arrangements — includes all jobs with normal hours and regular wages on which taxes must be paid. In emerging markets, we also consider formalization to encompass the gradual shift toward obtaining goods and services from professionally managed businesses that are more specialized, more reliable and more efficient than their informal competitors.

The rivers of cash that India’s demonetization program sent pouring into its banks will only accelerate formalization of the country’s economy and financial system. Much of that money is already being channeled into financial products such as mutual funds and insurance, where it can be put to use as investment capital.

We’re excited about the future of emerging markets and their expanding role in the global economy.

Thank you for the opportunity to manage your assets.

  Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 12/13/12
Emerging Markets Select (WAESX) — Investor	-0.32%	6.60%	N/A	-1.83%
Emerging Markets Select (WIESX) — Institutional	-0.21%	6.77%	N/A	-1.52%
MSCI Emerging Markets Index	6.80%	17.21%	N/A	0.43%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 1.88%, Net: 1.51% / Institutional Class — Gross: 1.52%, Net: 1.21%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
MercadoLibre, Inc. (Brazil)	5.7%
Bajaj Finance Ltd. (India)	4.5%
Medytox, Inc. (Korea)	4.3%
Ctrip.com International Ltd. ADR (China)	3.9%
Naspers Ltd., Class N (South Africa)	3.9%

Company	% of Net Assets
BGF Retail Co. Ltd. (Korea)	3.6%
Raia Drogasil S.A. (Brazil)	3.5%
Kasikornbank Public Co. Ltd. (Thailand)	3.1%
PNB Housing Finance Ltd. (India)	3.1%
ICICI Prudential Life Insurance Co. Ltd. (India)	3.0%

**	As of March 31, 2017, there were 40 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities..

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: December 13, 2012. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure the equity market performance of emerging markets. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Andrey Kutuzov and Scott Thomas.

Roger Edgley, CFA Lead Portfolio Manager	Andrey Kutuzov, CFA Associate Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager

OVERVIEW

Emerging markets produced strong results during the first quarter of 2017 based on optimism over growth and returning investment into the category. The strength was broad based across sectors and geographies. Further, emerging market currencies appear to have stabilized and are more competitive. Wasatch has been seeing strength from the bottom-up — earnings are coming through at the company level. The Wasatch Emerging Markets Small Cap Fund — Investor Class returned 10.30% for the first quarter while the benchmark, the MSCI Emerging Markets Small Cap Index, increased 13.02%.

Worries that U.S. President Donald Trump’s protectionist proposals might dampen global trade had unnerved emerging-market investors, but those concerns have largely dissipated, as the president’s trade agenda appeared to take a backseat to immigration issues and health-care reform. Investors also speculated that drastic changes in U.S. trade policy could prove extremely difficult to implement.

The dollar fell on world currency markets. Although the U.S. Federal Reserve (Fed) raised interest rates as expected in March, it calmed investors’ fear that tightening would accelerate, touching off an additional surge in emerging-market stocks. Higher interest rates in the U.S. make riskier investments in developing countries less attractive compared to dollar-denominated assets.

Further, stronger Chinese economic data and the improved outlook for certain emerging markets helped boost global growth prospects and underpinned broad-based equity market gains in the first quarter. Because China is a significant importer of raw materials and finished goods, better economic news lent a positive tone to emerging markets as a whole.

India was the Fund’s top-performing country and its greatest source of outperformance relative to the benchmark. Major stock averages in India surged to record highs following the landslide victory of Prime Minister Narendra Modi’s Bharatiya Janata Party in elections to the state assembly of Uttar Pradesh. The victory left Mr. Modi unchallenged as a national leader and boosted prospects for additional reforms aimed at furthering India’s growth and development.

DETAILS OF THE QUARTER

The Indian market rebounded sharply as the short-term disruption caused by the government’s demonetization program played through. The Fund continues to be substantially overweight relative to the benchmark in India. The speed at which our portfolio companies recovered from the effects of demonetization speaks to their strong fundamentals. Six of the portfolio’s top 10 contributors to performance were from India.

Indian non-bank financial company Bajaj Finance Ltd. was one of the strongest contributors to performance for the quarter. Fear of a hit to the value of collateral for loans and underlying demand for loans sent shares of Bajaj Finance sharply lower last year after India invalidated large-denomination bank notes in a surprise move aimed at the country’s gray economy. The company saw its stock price rebound during the first quarter as shortages of cash became less acute and business activity returned to normal.

The Fund’s stocks in Taiwan were up but underperformed those in the benchmark. Two of the Fund’s top contributors were Silergy Corp. and ASPEED Technology, Inc. Both of these Taiwan-based companies are semiconductor manufacturers of analog integrated circuits with well-diversified end markets. Silergy designs and manufactures a broad range of high performance analog integrated circuits and ASPEED is involved in the system-on-a-chip and remote server management business.

Sunny Optical Technology Group Co. Ltd., listed in Hong Kong, was the Fund’s largest contributor. The company designs and manufactures optical-related products for cameras, mobile phones and analytical instruments. Sunny Optical put forth strong earnings, which are expected to continue given favorable industry trends. The company continues to gain business in high-end product lines, like multi-cameras in smartphones and cars.

The greatest detractor from performance for the quarter was Lenta Ltd. The company operates Russia’s second-largest hypermarket chain. Lenta’s stock price fell due to continued weakness in Russian personal consumption, as well as concerns that the company’s planned expansion might cannibalize sales at its existing stores. After discussing these issues with company management, we believe the worries are overdone.

OUTLOOK

Wasatch is confident in the outlook for emerging markets. In many markets we see an improving macro backdrop. The rhetoric on protectionist trade policies by the U.S. government has been more aggressive than any action thus far. Most importantly, we see significant improvement in the outlook of our portfolio companies and are starting to see a rebound in earnings growth. We also see emerging market stocks as trading at attractive valuations.

We’re excited about the future of emerging markets and their expanding role in the global economy.

Thank you for the opportunity to manage your assets.

  Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07
Emerging Markets Small Cap (WAEMX) — Investor	-3.75%	6.20%	0.10%	3.07%
Emerging Markets Small Cap (WIEMX) — Institutional	-3.75%	6.20%	0.10%	3.07%
MSCI Emerging Markets Small Cap Index	5.98%	14.49%	2.87%	0.97%
MSCI Emerging Markets Index	6.80%	17.21%	0.81%	-0.06%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class: 1.96% / Institutional Class: 1.81%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Clicks Group Ltd. (South Africa)	2.1%
Raia Drogasil S.A. (Brazil)	2.0%
ASPEED Technology, Inc. (Taiwan)	1.9%
Sunny Optical Technology Group Co. Ltd. (China)	1.9%
Ennoconn Corp. (Taiwan)	1.8%

Company	% of Net Assets
Silergy Corp. (Taiwan)	1.7%
Medytox, Inc. (Korea)	1.7%
Bajaj Finance Ltd. (India)	1.7%
Poya Co. Ltd. (Taiwan)	1.6%
BGF Retail Co. Ltd. (Korea)	1.6%

**	As of March 31, 2017, there were 107 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: October 1, 2007. The MSCI Emerging Markets and Emerging Markets Small Cap indices are free float-adjusted market capitalization indices designed to measure the equity market performance of emerging markets. You cannot invest directly in these or any indices.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Jared Whatcott and Scott Thomas.

Roger Edgley, CFA Lead Portfolio Manager	Jared Whatcott, CFA Portfolio Manager	Scott Thomas, CFA Portfolio Manager

OVERVIEW

Frontier and small emerging markets produced strong results during the first quarter of 2017 largely due to optimism over growth and stability in a number of key currencies. Wasatch is seeing strength from the bottom- up — earnings are coming through at the company level. The Wasatch Frontier Emerging Small Countries Fund —  Investor Class returned 3.73% during the quarter while the benchmark, the MSCI Frontier Emerging Markets Index, increased 7.41%.

The investment case for frontier markets and emerging small countries historically has been driven by faster-than-expected economic growth and better demographics than those found in larger emerging and developed markets. Yet, over the past few years, frontier markets have disappointingly not delivered on their promise.

Now, the macro headwinds that had curtailed growth in these markets are increasingly turning into tailwinds. Starting this year, gross domestic product (GDP) growth is expected to pick up across frontier markets. Further, frontier market currencies are the least expensive they have been over the past four years, including real effective exchange rates. From a valuation perspective, frontier market stocks are now trading at a discount near all-time lows relative to emerging and developed market stocks. In addition, the correlation between frontier and emerging markets is the lowest it has been since 2009, despite the fact that trading volume has increased. After a period of adjustment to lower commodity prices and a stronger U.S. dollar, frontier market fundamentals appear to have troughed and growth is now expected to pick up.

The Fund’s overweight positions in the United Arab Emirates and Argentina (including MercadoLibre) added to performance relative to the benchmark, while our underweight position in Kuwait, a strong-performing market, detracted. Our Nigerian stocks continued to struggle with ongoing economic and currency issues and we sold our remaining holdings during the quarter.

DETAILS OF THE QUARTER

Argentina was the Fund’s best performing frontier market for the quarter. Early in 2017, we visited a number of

Argentine companies. We are increasingly positive on the trajectory of reforms taking place in Argentina and efforts being made by the current government to improve the economic structure of the country. What’s more, Argentina’s equity market is set to regain emerging market status almost seven years after the government implemented capital controls. MSCI is considering including Argentina in its emerging market indices, with the decision expected in June this year. Inclusion would ultimately lead to a significant flow from passive funds relative to the daily traded volume.

MercadoLibre, Inc. was the Fund’s top contributor to performance in the first quarter. The company is based in Argentina and hosts online-commerce platforms in Latin America. Other products include MercadoPago, an integrated online-payments solution to facilitate transactions on and off the company’s platforms. Earnings at MercadoLibre soared 31.8% in its most-recently reported quarter on 41.8% revenue growth versus the same period a year ago.

Transportadora de Gas del Sur S.A., a recent addition to the Fund, is the exclusive pipeline company for Southern Argentina (until 2037). It is currently the largest pipeline operator in the country. We believe that the government’s proposed tariff reforms will provide a boost to the company’s revenues and profits. With the stock trading at an approximately 50% discount to those of the company’s global peers, we see significant room for re-rating as new tariffs are fully phased in.

Pakistan, our largest portfolio weight, took a breather this quarter after strong performance in 2016. As a team, we met with executives of a number of our holdings and companies in Pakistan early in the quarter, and came away confident about our positioning and large overweight.

On a country basis, Nigeria was the Fund’s largest detractor for the three-month period. As mentioned earlier, we sold our remaining Nigerian holdings during the quarter and will continue to monitor the situation in Nigeria from the sidelines.

OUTLOOK

Wasatch is confident regarding the outlook for many of the frontier and small emerging markets where we see improving macro backdrops. The rhetoric on protectionist trade policies by the U.S. government has been more aggressive than any action thus far. Most importantly, we see significant improvement in the outlook of our portfolio companies, and are starting to see a rebound in earnings growth. In addition, we see frontier markets as trading at attractive valuations.

We believe that bottom-up analysis and travel to these regions is critical as economic growth, political structures and willingness to reform varies widely in developing markets. We continue to travel extensively and are excited about the future of frontier and small emerging markets and their expanding role in the global economy.

Thank you for the opportunity to manage your assets.

  Current and future holdings are subject to risk.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 1/31/12
Frontier Emerging Small Countries (WAFMX) — Investor	-4.94%	-5.66%	4.56%	4.91%
Frontier Emerging Small Countries (WIFMX) — Institutional	-4.92%	-5.64%	4.65%	4.99%
MSCI Frontier Emerging Markets Index	2.81%	7.38%	2.15%	3.40%
MSCI Frontier Markets Index	9.43%	12.86%	5.82%	6.70%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class — Gross: 2.39%, Net: 2.25% / Institutional Class: 2.06%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Vietnam Dairy Products JSC (Vietnam)	3.5%
United Bank Ltd. (Pakistan)	3.3%
Habib Bank Ltd. (Pakistan)	3.2%
Lucky Cement Ltd. (Pakistan)	3.2%
Pampa Energia S.A. ADR (Argentina)	3.2%

Company	% of Net Assets
Philippine Seven Corp. (Philippines)	3.2%
MercadoLibre, Inc. (Brazil)	3.2%
Honda Atlas Cars Pakistan Ltd. (Pakistan)	2.8%
NMC Health plc (United Arab Emirates)	2.7%
Square Pharmaceuticals Ltd. (Bangladesh)	2.7%

**	As of March 31, 2017, there were 54 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: January 31, 2012. The MSCI Frontier Emerging Markets and MSCI Frontier Markets indices are free float-adjusted market capitalization indices designed to measure the equity market performance of the global frontier and emerging markets. You cannot invest directly in these or any indices.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Ajay Krishnan.

JB Taylor Lead Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager	OVERVIEW Exceptionally strong performance in India accompanied by solid gains in Europe and renewed strength in Japan enabled the Wasatch Global Opportunities Fund —

Investor Class to return 11.82% for the first quarter of 2017. The Fund outperformed its benchmark, the MSCI All Country (AC) World Small Cap Index, which increased 6.03%.

Our investments in the United States performed well over the course of the quarter, outpacing those in the benchmark largely on the strength of our stock selection. We noted that in the closing weeks of the period investors began to question whether the post-election rally had run its course. Judicial resistance to President Trump’s executive orders limiting entry into the U.S., confirmation that the Trump campaign is the subject of a counterintelligence investigation, and failure of the Republican-sponsored health-care bill to garner enough support for a vote have called into question President Trump’s ability to fully enact his economic agenda, including revamping the tax code and implementing large-scale infrastructure projects.

On a more positive note, the quarter marked a comeback for U.S. growth stocks, which had significantly lagged their value counterparts for much of 2016. For all of last year, the Russell 2000 Growth Index underperformed the Russell 2000 Value Index by over 20 percentage points. So far this year, the reverse is true, with growth stocks outperforming by more than five percentage points. Given our focus on high-quality growth companies, this was an encouraging development.

India was the Fund’s top-contributing country and greatest source of outperformance relative to its benchmark. Major stock averages in India surged to record highs in March following the landslide victory of Prime Minister Narendra Modi’s Bharatiya Janata Party in elections to the state assembly of Uttar Pradesh, the country’s most-populous province. The decisive victory left Mr. Modi unchallenged as a national leader and boosted prospects for additional reforms aimed at furthering India’s growth and development. The quarter’s strong showing also indicates that investors have chosen to disregard any lingering effect from Modi’s demonetization program, implemented last November in an effort to curb graft and corruption.

DETAILS OF THE QUARTER

India’s online travel agency MakeMyTrip Ltd. was the top contributor to the Fund’s performance for the first quarter of 2017. The company’s focus on hotel bookings and customized holiday packages — both of which command higher margins than air ticketing — appears to be paying off. In addition, its recently completed merger with the ibibo Group leaves the company well-positioned in our view to benefit from increased usage of online travel planning, which currently represents only about 20% of total travel arrangements in India.

MercadoLibre, Inc., the second-largest contributor, hosts online-commerce platforms in Latin America. Other products include MercadoPago, an integrated online-payments solution to facilitate transactions on and off the company’s platforms. Earnings at MercadoLibre soared 31.8% in its most-recently reported quarter on 41.8% revenue growth versus the same period a year ago.

The leading detractor from first quarter performance was the Ensign Group, Inc. The company operates facilities providing skilled nursing and rehabilitative care services and provides home health and hospice services in the U.S. Ensign Group has generally outperformed its peers. Recently, however, efforts to repeal and replace the Affordable Care Act created uncertainty for the health care facilities industry, which has largely benefited from the increase in the number of people with insurance.

Fiesta Restaurant Group, Inc. was also a large detractor. Fiesta’s share price plunged more than 20% at the end of February following the release of disappointing fourth-quarter 2016 results. At the same time, management suspended efforts to sell the company and appointed a new CEO, Richard Stockinger, former chief of Japanese restaurant chain Benihana. Three team members met with Fiesta executives in March and came away with the impression that management is effectively addressing the issues the company had stumbled over. The Fund is continuing to hold the stock as we monitor the company’s progress.

OUTLOOK

With disruptive political events — including the aftermath of the impeachment of President Dilma Rousseff in Brazil, the continuing fallout from Brexit, and the tumultuous debut of Donald Trump — dominating news coverage this quarter, many investors are considering whether or not to maintain their exposure to the markets.

When we look at the markets, however, we can’t help but notice that Brazil post impeachment has done well, Mexican stocks have begun to bounce back from their post-U.S. election sell off, the economic prospects of Europe and especially of the United Kingdom have been improving, and that the U.S. equity markets have done well since the election, despite early fears to the contrary.

For our part, while maintaining our vigilance, we intend to stay fully invested, focusing on what we can control. While we’re always aware of economic developments, and keeping an eye on political events along with everyone else, our main focus is to invest in high-quality companies that we believe have significant long-term growth potential.

Thank you for the opportunity to manage your assets.

  Current and future holdings are subject to risk.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities (WAGOX) — Investor	2.65%	12.92%	8.77%	16.45%
Global Opportunities (WIGOX) — Institutional	2.62%	12.88%	8.76%	16.45%
MSCI AC World Small Cap Index	7.90%	17.50%	9.72%	15.29%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.53% / Institutional Class — Gross: 2.32%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Cavium, Inc.	3.4%
Medytox, Inc. (Korea)	3.2%
MakeMyTrip Ltd. (India)	3.1%
MercadoLibre, Inc. (Brazil)	2.8%
HealthEquity, Inc.	2.5%

Company	% of Net Assets
Trex Co., Inc.	2.3%
ICICI Prudential Life Insurance Co. Ltd. (India)	2.3%
Seattle Genetics, Inc.	2.1%
Copart, Inc.	2.0%
Ultimate Software Group, Inc. (The)	2.0%

**	As of March 31, 2017, there were 80 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: November 17, 2008. The MSCI AC (All Country) World Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed and emerging markets. You cannot invest directly in this or any index.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Ken Applegate, Linda Lasater and Kabir Goyal.

Roger Edgley, CFA Lead Portfolio Manager	Ken Applegate, CFA Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund —  Investor Class gained 9.63% and outperformed its benchmark, the MSCI AC World Ex-U.S.A. Small Cap Index, which was up 8.78% for the three months ended March 31, 2017. The quarter was marked by a broad recovery across international markets. The expectation of pro-growth policies to reinvigorate the economy in the U.S., stabilization of the Chinese economy, and

Linda Lasater, CFA Associate Portfolio Manager	Kabir Goyal, CFA Associate Portfolio Manager

reflationary trends across Europe and Japan helped boost markets across the globe. Sector performance was mixed with more defensive sectors such as health care outperforming as did more cyclical sectors like industrials and information technology. Energy reversed course and underperformed following strong fourth quarter performance.

DETAILS OF THE QUARTER

During the first quarter of 2017, health care and information technology were the strongest-contributing sectors for the Fund. We are overweight relative to the benchmark in health care. Ipsen S.A. (France) was the Fund’s top contributor in the quarter. Ipsen is a pharmaceutical company with 75% of sales generated from specialty drugs. In the quarter, Ipsen announced that it would acquire the rights to Merrimack Pharmaceuticals’ pancreatic cancer treatment. In our view, this acquisition would expand Ipsen’s oncology assets, bolster its geographic reach and provide significant growth potential. Medytox, Inc., a South Korean producer of botulinum toxin and dermal fillers, and Abcam plc, a leading online supplier of antibodies for life science research based in the United Kingdom (U.K.), were also among the Fund’s top contributors to first quarter performance.

The Fund is also overweight in the information-technology sector. Silergy Corp. (Taiwan), a producer of high performance analog integrated circuits, and Melexis N.V., a Belgian manufacturer of advanced integrated semiconductors and sensors, were the Fund’s top performers in the sector after both companies reported strong earnings growth.

The biggest detractor from the Fund’s performance in the first quarter was NCC Group plc. The U.K.-based company, which provides security software and consulting services, issued a second profit warning and the CEO stepped down. Our conviction regarding the company’s long-term prospects waned and we sold our shares. Domino’s Pizza Enterprises Ltd., a strong contributor to performance over the last several years, saw negative news headlines regarding franchise labor practices and profitability in Australia. We believe management has been forthright in discussing and addressing the issues and we remain positive on the long-term opportunity of the company.

Several of our emerging-market companies also detracted from performance during the first quarter. The looming increase in excise taxes on automobiles in the Philippines weighed heavily on the stock of GT Capital Holdings, Inc. The company owns 51% of Toyota Motor Philippines and this subsidiary contributes 46% to GT Capital’s earnings. However, for a typical auto loan, the proposed tax increase would only modestly raise a buyer’s monthly payment and in our opinion does not appreciably alter GT Capital’s long-term growth prospects. Nien Made Enterprise Co. Ltd., the world’s largest manufacturer of window coverings based in Taiwan, saw strong earnings but investors were concerned over price increases for raw materials and headlines highlighting growing protectionism around the globe. We remain positive on emerging markets.

OUTLOOK

Economic trends across the globe appear to be strengthening, but the political environment in some countries adds uncertainty regarding policies, which will result in volatile equity markets. We have been finding investment opportunities across sectors and geographies. Within our investment universe, we believe we can find high-quality companies that can grow despite difficult political or economic environments. Periodic volatility often provides opportunities to invest in companies that meet our stringent criteria at more reasonable prices thus improving the upside potential of the Fund.

In Europe, indicators like business and consumer confidence, consumer spending, inflation and industrial activity have strengthened, but we remain cautious with upcoming elections in several core European Union countries. Like the U.K.’s vote to exit the European Union last year, if populist parties take power, the impact of election outcomes will remain uncertain for a long period of time. The Fund’s investments remain focused on core and northern European countries.

In addition, Japan provides a wealth of opportunities given the deep and broad universe of small companies. Improving trends in corporate governance also result in more companies meeting our strict quality standards. We continue to find innovative and disruptive Japanese companies that are shaking up their industries.

Thank you for the opportunity to manage your assets.

  Current and future holdings are subject to risk.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
International Growth (WAIGX) — Investor	-3.52%	3.21%	8.58%	4.94%
International Growth (WIIGX) — Institutional	-3.46%	3.34%	8.61%	4.96%
MSCI AC World Ex-U.S.A. Small Cap Index	4.95%	12.26%	6.68%	3.04%
MSCI World Ex-U.S.A. Small Cap Index	4.66%	11.58%	7.78%	2.72%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.48% / Institutional Class — Gross: 1.36%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Seria Co. Ltd. (Japan)	2.9%
Ipsen S.A. (France)	2.9%
Vitasoy International Holdings Ltd. (China)	2.4%
Abcam plc (United Kingdom)	2.3%
Cosmos Pharmaceutical Corp. (Japan)	2.1%

Company	% of Net Assets
MISUMI Group, Inc. (Japan)	2.0%
Cochlear Ltd. (Australia)	2.0%
MonotaRO Co. Ltd. (Japan)	1.8%
Nihon M&A Center, Inc. (Japan)	1.8%
Medytox, Inc. (Korea)	1.8%

**	As of March 31, 2017, there were 84 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC (All Country) World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Jared Whatcott and Linda Lasater.

Jared Whatcott, CFA Portfolio Manager	Linda Lasater, CFA Portfolio Manager	OVERVIEW The Wasatch International Opportunities Fund — Investor Class returned 7.19% during the first quarter of 2017, underperforming its benchmark, the MSCI All Country (AC)

World Ex-U.S.A Small Cap Index, which returned 8.78%.

The first three months of 2017 were dominated by U.S. political headlines as the Trump administration took the reins. Financial markets were buoyed by the prospect of increased fiscal stimulus in the U.S., but despite all the political racket, the S&P 500® Index had only two days during the quarter where it closed up or down more than 1%, one of the most tranquil starts to a year in half a century. Just what the new administration’s impact on global markets will be, however, is not yet clear.

Nevertheless, economic data has generally remained robust, kicking off global equity markets with a strong start. For example, purchasing managers indices for manufacturing in Europe hit new highs in the quarter, and job creation has been strong on both sides of the Atlantic. In Continental Europe, despite controversial upcoming elections in several core European countries this year, positive economic data lifted markets. The confidence of United Kingdom (U.K.) investors following the Brexit vote seems to be slowly improving as the divorce countdown is now officially underway. India’s gross domestic product (GDP) growth came in higher than expected at 7.1%, making it the world’s fastest-growing large economy. China’s GDP release for the fourth quarter of 2016 showed that the economy grew by 6.8% over the same quarter in 2015, slightly faster than expectations, as industrial production and retail sales continued to show signs of stability.

In general, the positive global macroeconomic environment at the start of 2017 seems to have provided a bit of a tailwind for the equity markets, despite ongoing concerns on numerous political fronts.

DETAILS OF THE QUARTER

Reversing losses sustained in the prior quarter, our Japanese stocks returned 14.4% in first quarter, over 7.5 percentage points higher than the Index’s return in Japan. The Fund’s top-performing stock for the quarter was M&A Capital Partners Co. Ltd., an advisory firm poised to benefit from increasing consolidation of small and medium-size enterprises in Japan over the next decade. Stocks that rebounded strongly from fourth quarter losses included en-Japan, Inc., an online job site with growing overseas business, Prestige International, Inc., a unique company offering call outsourcing in an underpenetrated market, and Seria Co. Ltd., operator of 100-yen stores (similar to dollar stores in the U.S.) whose stock had appreciated over 600% since we first bought it back in 2012 through March 31, 2017.

The Fund’s holdings in emerging markets provided a nice tailwind to performance in the quarter. Among the stocks that contributed favorably were Philippine Seven Corp. and BRAC Bank Ltd. Philippine Seven operates 7-11 convenience stores in the Philippines. It is now one of the Fund’s largest positions given what we regard as the high quality of its business model, well-respected management team, and vast headroom for convenience store growth in the country of 100 million people. BRAC Bank is a full-service bank in Bangladesh where the broader macroeconomic and political climate remains quite supportive of its rapidly growing retail and small and medium-size enterprise loan book.

Our structural overweighting of Indian stocks at nearly twice the benchmark’s weight was beneficial, as the India component of the Index gained 26.9%. Nevertheless, two of the Fund’s Indian stocks failed to keep up with broader market dynamics during the quarter. These were FIEM Industries Ltd., a motorcycle lighting manufacturer developing an LED lighting business, and Allcargo Global Logistics Ltd., a full-service multimodal logistics company.

PT Kimia Farma Persero Tbk, an Indonesian health-care company expanding into manufacturing as well as overseas retail distribution, was the primary factor in the Fund’s underperformance versus the Index in Indonesia. Even with this pullback, however, Kimia Farma’s stock has compounded at roughly 25% per year since we bought our first shares back in 2014.

OUTLOOK

Global equity markets started off 2017 with less overall volatility than might have been expected given the significant political noise we have been seeing in headlines around the world. Nevertheless, it is worth pointing out that there still can be significant dislocations of individual stocks even in seemingly low-volatility markets. As an example, the average stock-to-stock correlation of U.S. equities fell to its lowest level in nearly two decades, despite the Chicago Board Options Exchange Volatility Index (VIX) spending most of the quarter near all-time lows.

Conditions like these can present a favorable environment for active stock-pickers like us. Our process is to get to know individual companies at a deeper level in an effort to ensure that the Fund is well prepared for whatever uncertainties might lie ahead. Historically, the Fund has consistently had higher margins, higher returns on equity, and less debt than its benchmark. We believe companies with outstanding characteristics like these have the potential to drive the Fund’s long-term results.

Thank you for the opportunity to manage your assets.

  Current and future holdings are subject to risk.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
International Opportunities (WAIOX) — Investor	-2.49%	9.44%	11.15%	5.48%
International Opportunities (WIIOX) — Institutional	-2.48%	9.76%	11.29%	5.54%
MSCI AC World Ex-U.S.A. Small Cap Index	4.95%	12.26%	6.68%	3.04%
MSCI World Ex-U.S.A. Small Cap Index	4.66%	11.58%	7.78%	2.72%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 2.22% / Institutional Class — Gross: 2.04%, Net: 1.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
M&A Capital Partners Co. Ltd. (Japan)	4.1%
Dip Corp. (Japan)	3.6%
en-japan, Inc. (Japan)	2.5%
Seria Co. Ltd. (Japan)	2.3%
Webjet Ltd. (Australia)	1.9%

Company	% of Net Assets
Philippine Seven Corp. (Philippines)	1.9%
AmRest Holdings SE (Poland)	1.9%
Gurunavi, Inc. (Japan)	1.8%
Infomart Corp. (Japan)	1.5%
Open Door, Inc. (Japan)	1.5%

**	As of March 31, 2017, there were 107 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC (All Country) World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

The Wasatch Large Cap Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Large Cap Value Fund — Investor Class gained 3.10% for the quarter ended March 31, 2017 and roughly kept pace with its benchmark, the Russell 1000 Value Index, which returned 3.27%.

For much of the quarter, stock prices trended higher as investors continued to anticipate growth-oriented policies from the new Trump administration and Republican-held Congress,

including those that would lower taxes and reduce regulation. More fundamentally, ongoing improvement in the economy underpinned investor sentiment, with strong data in key areas such as employment and corporate earnings. March saw equities give back some of their gains. The U.S. Federal Reserve raised the federal-funds target rate by 0.25 of a percentage point to a range of 0.75% to 1.00%. In addition, the failed effort to repeal and replace the Affordable Care Act dampened optimism with respect to the administration’s ability to implement the rest of its economic agenda.

The Fund’s performance benefited from holdings within the information-technology and health-care sectors, while our holdings in financials and industrials detracted from performance relative to the benchmark.

DETAILS OF THE QUARTER

Leading contributors to the Fund’s performance in the quarter included consumer electronics icon Apple, Inc. Despite being in-between product cycles, Apple has continued to see solid iPhone sales. A 10th anniversary edition of the iPhone is expected later this year, and the upgrade rate from Apple’s huge base of installed users is anticipated to be high given advances in areas such as screen resolution and battery life. Finally, Apple’s revenue from recurring service fees is expected to double over the next four years. We have maintained the position as the stock does not appear overvalued to us. Apple not only has a huge stockpile of cash but also features rising free cash flow.

Database software and business systems giant Oracle Corp. saw its share price rise as the company’s operating results beat expectations. Investors had been concerned that Oracle would be vulnerable as enterprise-level software and services increasingly are delivered over the internet. However, growth in Oracle’s revenues from cloud-based delivery of software applications now more than offsets declining licensing fees from legacy software and technology. In addition, support revenue from Oracle’s user base con- tinues to grow. We continue to like the stock and expect it to be re-rated by the market in view of Oracle’s rising top-line growth.

Outside of information technology, Duke Energy Corp. was a significant contributor, on the back of solid earnings and improved guidance. Duke is a supplier of electric power in several states and has taken steps in recent years to simplify operations and become more of a pure regulated utility.

On the downside, shares of Verizon Communications, Inc. declined on the back of soft results for the fourth quarter of 2016 and a weakened outlook for 2017. While Verizon still has an industry-leading network, operating results have suffered from heightened competition, which has forced the company to give away handsets and advertise heavily in an effort to maintain market share. More recently, Verizon began to offer unlimited data plans in order to match Sprint and T-Mobile.* This move further strained earnings. We have maintained our position, as we believe the challenges faced by Verizon have been largely discounted given the current valuation, and the stock pays the highest dividend among Dow Jones Industrial Average constituents.

Industrial conglomerate General Electric Co. also saw its share price decline in the quarter. While GE’s most recent report met expectations, investors were unimpressed with the quality of earnings. Revenues and margins have softened, in part due to continued weakness in sales of oil and gas drilling equipment given the uncertain outlook for energy prices. We added to the position on weakness. We view GE as an ongoing turnaround story, with the company having taken strong steps to tighten its industrial focus and shed low-margin businesses.

OUTLOOK

Our stance in the Fund remains relatively cautious. Given the current level of stock prices, we believe investors continue to rather optimistically price in the ability of the Trump administration and Congress to achieve their policy initiatives. As seen with respect to health care, implementation of stated policy goals is hardly assured even with the Republicans holding the White House and both houses of Congress. Reducing the regulatory burden on businesses is likely achievable and could have a positive impact on growth. However, plans for tax reform and infrastructure spending will be more challenging to put through.

While the economy appears to remain on a positive track, the question is: What will the growth rate be from here on out and will it be sufficient to support further stock price gains? With valuations high across sectors, U.S. growth potentially having peaked given the length of the current business cycle, and heightened event risk from political developments, we are maintaining the Fund’s strong focus on the quality of our investments. In this vein, we are tilted toward larger companies with lower market sensitivity, lower valuations, higher dividends, and higher returns on equity or assets than the broader value universe.

We believe the Fund is well-positioned for the current climate as well as for the longer term, and thank you for your continued investment.

*	As of March 31, 2017, the Wasatch Large Cap Value Fund was not invested in Sprint or T-Mobile.

Current and future holdings are subject to risk.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Large Cap Value (FMIEX) — Investor	10.96%	17.98%	9.41%	5.52%
Large Cap Value (WILCX) — Institutional	10.95%	18.05%	9.51%	5.57%
Russell 1000® Value Index	10.16%	19.22%	13.13%	5.93%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Large Cap Value Fund are Investor Class — Gross: 1.17%, Net: 1.10% / Institutional Class — Gross: 1.72%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Johnson & Johnson	4.8%
Duke Energy Corp.	4.5%
Pfizer, Inc.	4.4%
Wal-Mart Stores, Inc.	4.3%
Chevron Corp.	4.2%

Company	% of Net Assets
Exelon Corp.	4.0%
JPMorgan Chase & Co.	3.9%
General Electric Co.	3.8%
Cisco Systems, Inc.	3.8%
Oracle Corp.	3.7%

**	As of March 31, 2017, there were 35 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indices.

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

The Wasatch Long Short Fund is managed by a team of Wasatch portfolio managers led by Terry Lally.

Terry Lally, CFA Lead Portfolio Manager

OVERVIEW

Major U.S. stock markets posted strong positive returns in the first quarter, as investors continued to anticipate that the growth-oriented policies of the Trump administration and Republican-held Congress would accelerate economic growth. Sentiment was also underpinned by ongoing improvement in the economy, reflected in strong employment and corporate earnings data, as well as rising consumer and business confidence.

The rally stalled in March, however, due to data points that called into question some of the key assumptions in the “Trump reflation” trade, shorthand for an increase in both growth and inflation. In March, the Federal Open Market Committee raised the federal-funds target rate 0.25 of a percentage point to a range of 0.75% to 1.00%. In addition, the failure to repeal and replace the Affordable Care Act dampened optimism that the administration would be able to implement the rest of its economic agenda.

For the first quarter of 2017, the Wasatch Long/Short Fund — Investor Class lost -2.26%, lagging the 6.07% return of the S&P 500 Index. After the Fund’s strong performance in 2016, the first-quarter results were disappointing. Our overall positioning and strategy remained relatively unchanged from last year. In a period of rising stock prices, the Fund’s relatively low net-long exposure and negative performance from the Fund’s short positions constrained its return.

Given the high expectations embedded in valuations from the strong run in equities over the last few years and the late stage of the business cycle, we believe our positioning continues to make sense. We continue to find select opportunities in long positions that we believe have upside potential. Short opportunities appear to be abundant as many stocks seem overpriced to us. The Fund’s positioning is intended to enable shareholders to participate in an up market while also helping to mitigate the downside.

DETAILS OF THE QUARTER

On the positive side of the ledger, the Fund’s position in Apple, Inc. was the leading individual contributor. We had re-established a position in Apple early in 2016. At the time, Apple was experiencing a soft product cycle for the iPhone and analysts were questioning whether the company’s earnings power was sustainable. We believed an asymmetric risk/reward opportunity existed with the stock’s potential downside supported by valuation and the company’s share buybacks, and that upside could potentially be driven by new products, recurring services and capital structure opportunities. The Fund benefited in the quarter as Apple’s stock rose, in large part due to the successful iPhone 7 series and anticipation that the 10th anniversary edition of the iPhone would boost earnings.

As always, we will seek to benefit by shorting stocks we believe are trading at unsustainably high premiums to their intrinsic value. Despite the rising market, there were a handful of short positions that contributed positively. Among them was oil field services provider Helmerich & Payne, Inc. Shares of the company fell on the deteriorating outlook for utilization and day rates as the price of oil declined in March.

The biggest detractors on the long side of the portfolio were in energy and retail. Oil and gas exploration and production company Bill Barrett Corp. missed expectations by pushing out its timeline to 2018 for 30% to 50% production growth. We maintain a favorable view of Bill Barrett’s prospects in part due to its reserves in Colorado’s DJ Basin, which should support profitable extraction as long as oil remains above the $40-per-barrel range. Retailer Macy’s, Inc. lagged in the wake of weak holiday season results. Nevertheless, we like the company for its strong free cash flow, valuable franchise and share-buyback program.

Event risk is one of the most significant risks when shorting companies. Zeltiq Aesthetics, Inc., a medical-technology company focused on non-invasive fat reduction, was acquired by drug company giant Allergan plc, which is a long position held in the Fund, at an incredibly expensive price-to-earnings (P/E) ratio of 202. We had discounted the potential of an acquisition for Zeltiq given its already rich pre-acquisition P/E of 155.

OUTLOOK AND POSITIONING

The Fund ended the period with a historically low net long exposure of 38%. While this stance did not aid performance in the first quarter, optimism over the “Trump effect” showed signs of fading as the period drew to a close. If the Trump administration’s effort at tax reform fails, the market could respond quite negatively. Analysts estimate the earnings impact from lower taxes as responsible for one to two points of the recent multiple expansion. Given the elevated earnings expectations reflected in current valuations and the downside risk from expectations, execution and event risk, we remain comfortable with net long exposure in this range.

With respect to opportunities we are evaluating for the long portfolio, we believe the sell-off in retailers in the first quarter is similar to last year’s first-quarter selloff in energy. The demise of traditional retail due to online competition is now priced into these stocks. In select retailers that have franchises that can win online, there is significant upside from a modest change in expectations and P/E multiples.

We remain confident that the Fund is well-positioned to play a valuable role in our shareholders’ investment portfolios over time.

Thank you for your continued investment and confidence.

Current and future holdings are subject to risk.

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Long/Short (FMLSX) — Investor	2.96%	8.45%	2.78%	3.91%
Long/Short (WILSX) — Institutional	3.11%	8.68%	2.94%	3.99%
S&P 500® Index	10.12%	17.17%	13.30%	7.51%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.20%	0.34%	0.11%	0.61%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Fund are — Investor Class: 1.83% / Institutional Class — Gross: 1.57%, Net: 1.50%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. Expenses include dividend expense on short sales and interest expense. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 12/13/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 12/13/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

The Fund makes short sales of securities, which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Apple, Inc.	5.5%
Michael Kors Holdings Ltd.	4.3%
McKesson Corp.	4.0%
Amgen, Inc.	4.0%
Mellanox Technologies Ltd.	3.9%

Company	% of Net Assets
QUALCOMM, Inc.	3.9%
Medtronic plc	3.6%
Citigroup, Inc.	3.2%
Allergan plc	3.0%
Mosaic Co. (The)	3.0%

**	As of March 31, 2017, there were 37 long and 24 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Citigroup U.S. Domestic 3-Month Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indices.

WASATCH MICRO CAP FUND (WMICX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Dan Chace.

Dan Chace, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Fund gained 7.26% during the first quarter of 2017 and outperformed the Russell Microcap Index. Though the post-election rally that pushed stocks higher late last year continued, this quarter’s gains were confined mainly to large-cap issues. While the large-cap S&P 500® Index, for example, rose 6.07% during the quarter, the Fund’s benchmark, the Russell Microcap Index, rose just 0.38%.

After underperforming our benchmark during the final quarter of 2016, we evaluated whether or not to add to some of the areas that had driven the benchmark’s performance. With higher interest rates improving the net-interest margins of banks and other lenders, the financial sector seemed a logical place to start. Financial-services firms also stood to benefit from potential easing of regulatory burdens under the Trump administration.

With growth among micro-cap banks still sluggish, however, we found the recent sharp increases in their stock prices very difficult to justify. Instead, we maintained our existing bank holdings — and even trimmed one based on valuation concerns. That approach served us well. Micro-cap financial stocks performed poorly during the first quarter, and our underweight ownership of those types of companies was a source of Fund outperformance relative to the benchmark.

Similarly, the Wasatch team analyzed industrial companies in search of stocks likely to hold up well if the so-called “Trump rally” were to reverse. Ultimately, we did not add positions to the Fund from the industrials sector either. As disciplined, long-term investors, we caution against investing on political considerations.

Our companies performed well as the previous quarter’s unbridled optimism gave way to investors’ renewed focus on fundamentals. Because we base our investment decisions on the business trends and growth prospects of individual companies, we believe a market driven by company fundamentals plays to Wasatch’s strengths.

The cooling of enthusiasm was evident in the slowdown of asset flows into exchange-traded funds (ETFs). Net purchases of ETFs — especially sector ETFs in areas such as financials and materials — had spiked dramatically after the election last year.

DETAILS OF THE QUARTER

One theme we’ve been following in recent years is the steady improvement in new-home construction since the last recession. Home prices have been growing faster than supply, an advantageous situation for companies operating in the space. Installed Building Products, Inc. fits neatly into that theme. The company installs insulation during the construction of new homes. Through a combination of organic growth and sensible acquisitions that have broadened its footprint, the company has logged impressive growth with improving margins. Its stock price has followed, and Installed Building Products was a top contributor in the first quarter. LGI Homes, Inc. and Trex Co., Inc. are other holdings taking advantage of the growth in housing.

The strongest contributor to Fund performance was MakeMyTrip, the leading online travel agency (OTA) in India. The company’s stock price has been volatile in recent years, as intense competition impacted the profits of Indian OTAs. With its acquisition of competing firm the ibibo Group, MakeMyTrip appears to have emerged the winner. In major economies such as the U.S. and China, one or two OTAs have come to dominate the market. In our view, MakeMyTrip is that company in India.

The greatest detractor from Fund performance for the quarter was Ensign Group, Inc. The company provides health-care services in the post-acute care continuum. Shares of Ensign declined after quarterly earnings missed expectations and management lowered its earnings guidance for 2017. The Wasatch team continues to evaluate Ensign and we are in the process of finalizing our next steps.

Negative news affected shares of Argos Therapeutics, Inc., which develops personalized immunotherapies based on its proprietary platform. Argos saw its stock price tumble in February after an independent data monitoring committee recommended it discontinue a Phase-3 clinical trial of its lead drug candidate for the treatment of kidney cancer. In March, we sold the stock at a loss.

OUTLOOK

As the first quarter drew to a close, signs emerged that the recent optimism driving financial markets was beginning to show some cracks. The quarter’s significant divergence in the performance of large-cap and small-cap stocks indicated a lack of conviction in the market and potentially diminishing investor appetite for risk. Late strength in the prices of Treasury bonds, meanwhile, came amid safe-haven buying triggered by concerns about President Trump’s ability to make good on his campaign promises.

The “Trump rally” in equities has been predicated on the thesis that the president’s pro-growth agenda will lift the U.S. economy out of its post-crisis doldrums and provide businesses with tax and regulatory relief. Since markets appear to have already priced in accelerated growth rates, we think there is significant room for disappointment embedded in that view.

Though we would not be surprised to see additional near-term turbulence as political headlines continue to distract investors, we believe earnings drive stock prices over the long run. To the extent that price discovery in the equity market is guided by company fundamentals, we expect our investment approach to stand out. We continue to pursue our bottom-up process one company at a time, with the goal of finding businesses that are as insulated as possible from broader political and economic trends.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP FUND (WMICX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap	5.49%	21.74%	10.24%	5.04%
Russell Microcap® Index	10.47%	27.77%	12.43%	5.42%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 1.67%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
MakeMyTrip Ltd. (India)	3.3%
Natco Pharma Ltd. (India)	2.9%
LGI Homes, Inc.	2.6%
Installed Building Products, Inc.	2.6%
Superior Uniform Group, Inc.	2.5%

Company	% of Net Assets
HealthEquity, Inc.	2.5%
Gruh Finance Ltd. (India)	2.3%
PDF Solutions, Inc.	2.3%
Ensign Group, Inc. (The)	1.9%
Tyler Technologies, Inc.	1.9%

**	As of March 31, 2017, there were 86 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH MICRO CAP VALUE FUND (WAMVX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Lead Portfolio Manager

OVERVIEW

Reversing the trend of the previous quarter, stocks of small companies underperformed large-cap stocks during the first three months of 2017. The benchmark Russell Microcap Index, which consists almost exclusively of U.S. stocks, rose 0.38%. Significant investments in international companies helped the Wasatch Micro Cap Value Fund outpace its benchmark with a return of 4.44%.

International micro caps outgained their U.S. peers after lagging significantly during the prior quarter. With last year’s post-election rally having driven U.S. equity valuations to wide premiums over international stocks, the Fund benefited during the first quarter as international stocks narrowed the gap somewhat.

Financials were the Fund’s greatest source of outperformance, with the Fund posting a gain in the sector compared to the benchmark’s modest loss. A number of small banks in the Fund that had gotten left behind in previous periods performed well during the first quarter.

The information-technology (IT) sector was another source of Fund outperformance in what again appeared to be something of a “catch-up” move. Because IT companies tend to have lower tax rates than other companies, their stocks did not benefit as much from the enthusiasm investors showed last year for President Trump’s proposed tax cuts. With the delay of health-care legislation now making tax reform appear less certain, the appeal of IT relative to other sectors increased.

Health care was the top-performing sector of the benchmark. While the Fund’s health-care stocks performed nearly as well, its below-benchmark weighting in health care was a headwind to relative performance. This was especially evident in the biotechnology industry, as our value mandate and other investment criteria largely prevent us from owning biotechnology companies in the Fund.

Although rising interest rates typically are not good for stocks, financial markets reacted favorably when the U.S. Federal Reserve (Fed) voted to increase its overnight lending rate in March. The Fed’s statement averted fears of an acceleration in tightening and sent U.S. stocks higher. Though the market as a whole failed to hold those gains, the Fed’s less-aggressive outlook for raising short-term interest rates appeared to help some of our small-bank stocks. Lower short-term rates reduce the interest banks must pay to attract deposits, while the banks continue lending at higher, long-term rates.

DETAILS OF THE QUARTER

The Fund’s strongest contributor to performance for the first quarter was Tucows, Inc. The company provides network access, domain names and other internet services. Shares of Tucows soared in January on news that it had agreed to acquire another domain-name registrar. Its share price received an additional boost in March after the board of directors approved a $40 share buyback program. We trimmed the position to control its weighting in the Fund.

SiteOne Landscape Supply, Inc. was the second-largest contributor. The company is the largest and only national wholesale distributor of landscaping supplies in what is a highly fragmented U.S. market. Driven in part by an ongoing series of acquisitions, SiteOne’s growth has increased its purchasing power and generated economies of scale. The company saw its stock price rise in March when it released financial results and guidance that pleased investors.

The Fund’s greatest detractor from performance for the quarter was Horizon Global Corp. The company offers a range of towing and trailering equipment. We attribute an earnings shortfall primarily to integration costs stemming from its recent acquisition of the German company, Westfalia Mobil. Once Westfalia has been fully integrated, we expect higher margins and recent market-share gains to drive a significant increase in earnings for Horizon. We used first-quarter weakness in the stock as an opportunity to increase the Fund’s position.

Hudson Technologies, Inc. was the second-largest detractor. Hudson is a leading provider of innovative solutions to recurring problems within the refrigeration industry. Following Hudson’s secondary offering of stock last December, some investors speculated that the company would use the proceeds to fund an acquisition. Disappointed investors sold the stock during the first quarter when no such plans were announced.

OUTLOOK

The role of financials as the Fund’s greatest source of first-quarter outperformance relative to its benchmark was a welcome development. Financials not only account for a significant portion of the micro-cap universe, but micro-cap financial companies, especially small banks, are also an area of the market we consider highly compatible with Wasatch’s bottom-up investment approach.

During the nearly 14 years since the Fund’s inception on July 28, 2003 through March 31, 2017, financials contributed more to the Fund’s return than any other sector of the market. More recently, however, small banks have struggled as sluggish loan demand limited their growth and low long-term interest rates impacted their revenues and profitability.

With the housing market picking up and long-term interest rates on the rise in recent months, the outlook for small banks appears to be brightening. Based on long-term averages dating back to the 1950s, we believe there remains a deficit in the inventory of new homes, particularly as younger Americans cease living with their parents and form new households of their own. To the extent the spread between short-term and long-term interest rates continues to normalize, we expect to find more small banks that meet our criteria, which would allow us to invest in them.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP VALUE FUND (WAMVX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap Value	8.41%	20.13%	13.87%	8.08%
Russell Microcap® Index	10.47%	27.77%	12.43%	5.42%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 1.84%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Tower Semiconductor Ltd. (Israel)	2.5%
SiteOne Landscape Supply, Inc.	1.6%
Kingstone Cos., Inc.	1.6%
Investar Holding Corp.	1.6%
Tucows, Inc., Class A	1.5%

Company	% of Net Assets
NV5 Global, Inc.	1.4%
Installed Building Products, Inc.	1.4%
Sunshine Bancorp, Inc.	1.3%
LGI Homes, Inc.	1.3%
Bombay Burmah Trading Co. (India)	1.3%

**	As of March 31, 2017, there were 106 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Jeff Cardon.

JB Taylor Lead Portfolio Manager	Jeff Cardon, CFA Portfolio Manager	OVERVIEW The Wasatch Small Cap Growth Fund — Investor Class produced a gain of 5.35% during the first quarter of 2017 and matched the performance of its benchmark, the Russell 2000

Growth Index. The Fund outperformed the Russell 2000 Index, which gained 2.47%.

For much of the quarter, the rally ignited by the election of Donald Trump continued as investors focused on the benefits promised by his administration: less regulation, lower taxes, increased infrastructure spending and revamped international trade agreements. That said, the specific winners and losers during the first quarter were notably different from those of the previous quarter.

In the closing weeks of last year, investors keyed on value-oriented cyclical companies such as those in the energy and industrials sectors — companies that were perceived to be prime beneficiaries of promised Trump administration policies. These companies could be counted on to profit from increased infrastructure spending and continued strengthening of the economy. Similarly, financial-services companies did well during the fourth quarter of 2016, gaining on the promise of lighter regulation.

Overlooked during the fourth quarter of 2016 were many of the high-quality, growth-oriented stocks that we favor. But this changed in 2017 as information-technology companies that lagged during the opening months of the rally turned around in the first quarter and posted significant gains.

Our holdings in international companies were strong contributors during the quarter. Of note was our exposure to India, our largest country weight outside the U.S. and the Fund’s top-performing country during the quarter.

DETAILS OF THE QUARTER

India’s online travel agency MakeMyTrip Ltd. was the top contributor to Fund performance during the first quarter. MakeMyTrip is the leading online travel agency (OTA) in India. The company’s stock price has been volatile in recent years, as intense competition negatively affected the profits of Indian OTAs. Based on its recent merger with the ibibo Group, however, MakeMyTrip appears to have emerged as the winner of that competition and is well-positioned in our view to benefit from increased usage of online travel booking — which currently represents only about 20% of the massive $60 billion Indian travel market.

Global biotech company Seattle Genetics, Inc. was another top contributor for the three-month period. The main news driving the performance of the stock was management’s announcement of an agreement with Immunomedics* to gain exclusive world-wide rights to develop and sell sacituzumab govitecan, an antibody-drug conjugate used to treat solid cancer tumors. However, not all of Immunomedics’ investors are enamored of the deal and a battle to stop the agreement has ensued. We’re closely monitoring developments in the case.

A leading detractor from Fund performance during the first quarter was Ensign Group, Inc. The company operates facilities providing skilled nursing and rehabilitative care services and offers home health and hospice services in the U.S. Shares of Ensign declined after quarterly earnings missed expectations and management lowered earnings guidance for 2017.

Shares of air carriers Spirit Airlines, Inc. and Allegiant Travel Co. have continued to bounce around, ending the first quarter on the downside. During the period, President Trump’s travel ban sent shockwaves throughout the travel industry. Investors may also have been expressing concern that the addition of capacity at larger airlines could have a negative effect on fares. Nonetheless, we continue to be impressed that these air carriers have created successful, long-duration businesses by serving value-conscious flyers.

OUTLOOK

During the past several months, the market has generally rallied on the hope that President Trump’s agenda will accelerate economic growth. At the same time, there’s evidence that regardless of what happens with the president’s agenda, the economy has been doing better for quite some time. Macro indicators have continued to look encouraging. Unemployment has been down, while jobs data and average hourly earnings have been rising. Even inflation — for the time being — has been ticking up. And the Institute for Supply Management’s manufacturing index showed further expansion in March.

Having said all this, there’s a historical context to consider. Namely, with disruptive political events — including the presidential impeachments in Brazil and South Korea, the harsh political rhetoric regarding Mexico, the continuing progression of Brexit, and the tumultuous debut of Donald Trump — dominating news coverage during the quarter, many investors are considering whether or not to maintain exposure to the financial markets.

When we look at the markets in the wake of these events, however, we see that the actual performance has generally been strong — possibly to the contrary of what we would have predicted ahead of time. In other words, even if we had had a crystal ball we might not have been able to time the markets very well.

For our part, we intend to stay invested while maintaining our vigilance — focusing on what we can control. That means searching for reasonably priced, high-quality companies that can grow their revenues and earnings for long durations.

Thank you for the opportunity to manage your assets.

*	As of March 31, 2017, the Wasatch Small Cap Growth Fund was not invested in Immunomedics, Inc.

Current and future holdings are subject to risk.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth (WAAEX) — Investor	4.77%	15.46%	8.64%	7.53%
Small Cap Growth (WIAEX) — Institutional	4.91%	15.77%	8.70%	7.56%
Russell 2000® Growth Index	9.11%	23.03%	12.10%	8.06%
Russell 2000® Index	11.52%	26.22%	12.35%	7.12%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are Investor Class: 1.30% / Institutional Class — Gross: 1.12%, Net: 1.06%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Copart, Inc.	3.7%
Ultimate Software Group, Inc. (The)	3.6%
Knight Transportation, Inc.	3.6%
Cavium, Inc.	3.1%
Aramex PJSC (United Arab Emirates)	2.8%

Company	% of Net Assets
Cornerstone OnDemand, Inc.	2.8%
ICON plc (Ireland)	2.7%
Spirit Airlines, Inc.	2.6%
WESCO International, Inc.	2.4%
HEICO Corp., Class A	2.3%

**	As of March 31, 2017, there were 94 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins Lead Portfolio Manager

OVERVIEW

Small-cap value stocks experienced uneven performance to start the year. The Russell 2000 Value Index finished in the red with a small loss of -0.13%. The Wasatch Small Cap Value Fund — Investor Class fared better and finished the quarter up 2.40%. As the quarter progressed, the “Trump rally” that dominated performance in late 2016 and early this year began to wane as investors grew less optimistic about the prospects for meaningful policy changes. One result of this shift was that many of the deeper value stocks that surged in the immediate aftermath of the election gave back some of their gains, while higher quality value stocks showed more resilience. Although this trend was a headwind for the small-cap value group as a whole, it proved helpful for the Fund given our tilt toward faster-growing companies within the value category. Over time, we have found that a focus on such companies can contribute to outstanding long-term returns by improving the quality profile of the Fund.

DETAILS OF THE QUARTER

Our emphasis on “growthier” value stocks has been visible in our overweight positions in the information-technology and health-care sectors, the two best-performing segments of the benchmark in the quarter. We find both areas to be home to many of the Fallen Angels — growth stocks that have temporarily stumbled and fallen into the value category — we typically seek.

Health care and information technology were also home to a number of our top individual stock performers in the period. Exact Sciences Corp. surged on the strength of the rapid adoption — and growing insurance coverage — for its non-invasive test for detecting colon cancer. Air Methods Corp., a provider of medical air transportation, also added substantial value after being acquired by a private equity fund at a healthy premium.

A notable winner in information technology in the quarter was Virtusa Corp., an outsourcing company whose shares weakened in 2016 due to an acquisition that was poorly received by the markets. Seeing this as a classic “Fallen Angel” opportunity, we established a position at discounted levels. After some initial weakness following our purchase, the stock rebounded nicely as the company’s profit margins began to recover.

Real estate investment trusts (REITs) Sabra Health Care REIT, Inc. and Arbor Realty Trust, Inc. made healthy contributions to the Fund’s three-month return. Our approach to investing in REITs is to focus on companies that we believe have exceptional management teams or misunderstood opportunities. This approach paid off during the first quarter.

The Fund’s Indian holdings also performed well. Our Indian weight is focused in two well-run and fast-growing banks, Yes Bank Ltd. and City Union Bank Ltd. We believe these companies give us high quality exposure to the significant growth being generated by the emergence of India’s middle class.

On the negative side, we lost some performance from our investment in Ensign Group, Inc., whose results have been pressured by an unfavorable acquisition. Our extensive due diligence has given us confidence that Ensign’s management team has a plan to fix the issue and get the company back on track. We elected to maintain the position. Other notable detractors were Atlas Financial Holdings, Inc., an insurance company hurt by an unexpected loss, and World Fuel Services Corp., which has above-average sensitivity to energy prices.

OUTLOOK AND POSITIONING

We’re pleased to see that the unusual divergences in style and sector returns that accompanied the post-election rally have begun to wane as investors have demonstrated renewed focus on individual company fundamentals. Many stocks experienced unusually large moves in late 2016, and the softer market performance during the first three months of 2017 provided us with the opportunity to adjust the Fund’s emphasis. While we continue to search for faster-growing stocks in the value asset class, we also recognize that growth has outpaced value by a comfortable margin on a rolling five- and 10-year basis. This was reflected in our recent decisions to trim positions in growth areas that may have less upside, such as software and biotechnology.

At the same time, we have begun to identify a compelling opportunity set among more value-oriented companies, and the industrials sector as a particular source of investment ideas. Although the U.S. economy as a whole has been experiencing improving growth, capital expenditures and industrial production have remained below the long-term trend. We think this divergence is set to reverse, as the downtrend in both areas has moved well beyond the historical average in terms of duration. Additionally, our bottom-up research has shown a pick-up in orders among industrial companies. In our view, this indicates the potential for increased earnings across the sector — a shift that has yet to be fully reflected in the prices of many individual stocks.

Our modest shift from more fully valued information-technology and health-care stocks toward industrials helps illustrate the potential benefit of our diversified method of small-cap investing. Please keep in mind that diversification does not eliminate the risk of experiencing investment losses. We believe our broad-based approach, together with our emphasis on owning higher-quality companies and managing downside risk, provides us with the flexibility to capitalize on the full range of opportunities across the small-cap value category.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	9.91%	25.69%	13.72%	6.66%
Small Cap Value (WICVX) — Institutional	9.88%	25.76%	13.80%	6.73%
Russell 2000® Value Index	13.93%	29.37%	12.54%	6.09%
Russell 2000® Index	11.52%	26.22%	12.35%	7.12%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.45% / Institutional Class — Gross: 1.41%, Net: 1.26%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Arbor Realty Trust, Inc.	3.1%
HEICO Corp., Class A	3.1%
LGI Homes, Inc.	2.7%
Ensign Group, Inc. (The)	2.7%
Sabra Health Care REIT, Inc.	2.5%

Company	% of Net Assets
Pinnacle Financial Partners, Inc.	2.5%
Solar Capital Ltd.	2.4%
Tower Semiconductor Ltd. (Israel)	2.4%
Webster Financial Corp.	2.4%
Ebix, Inc.	2.3%

**	As of March 31, 2017, there were 58 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH STRATEGIC INCOME FUND (WASIX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Lead Portfolio Manager

OVERVIEW

During the first quarter of 2017, the Wasatch Strategic Income Fund put further distance between the present and 2015’s disastrous third quarter. The Fund experienced a boring 4.63% return this quarter, which was on target in all ways. The Fund’s first quarter return was between the 6.07% return of the S&P 500 Index (the Fund’s stock benchmark) and the 0.82% return of the Bloomberg Barclays US Aggregate Bond Index (the

Fund’s bond benchmark). The Fund’s one-year return was well above our high single-digit target.

DETAILS OF THE PERIOD

For the quarter, Comcast Corp. and Herbalife Ltd. each contributed about 0.6 of a percentage point to performance, while no stock subtracted as much as 0.4 of a percentage point. These days Comcast has been experiencing success after success with strength in both its data and cable subscriptions as well as positive results in its NBC television, movie and theme park businesses. Herbalife’s performance during the quarter was a rebound from the prior quarter as investors became more convinced that the company has a viable business model.

The Fund’s performance over the trailing 12 months was as successful as its performance over the most recent quarter, with a return of 11.53%. This return was also between its stock benchmark’s return of 17.17% and its bond benchmark’s return of 0.44% and was ahead of our high single-digit return goal. Comcast contributed over 1.6 percentage points to this performance for many of the same reasons it was a strong contributor to performance in the first quarter. CBS Corp. added just over one percentage point to the Fund’s return as its programming continues to garner top ratings and advertising sales strengthened. Unfortunately, Medallion Financial Corp. was a significant black mark that cost the Fund nearly two percentage points over the past year. The driver of these poor returns was ever weaker taxi medallion values. Although I pared the holding by 80% during the year, I did not sell it soon enough or fast enough. We continue to hold a small weight in the Fund because Medallion Financial’s stock sells for less than 20% of its book value, which should leave ample room for further markdowns on its taxi medallion loans.

I always think it is useful to consider the Fund’s performance over the trailing three years because this period is long enough to smooth out some of the market’s periodic ups and downs. Our results over the past three years were not as strong as those for the more recent periods, which were detailed above. While the Fund’s trailing three-year return of 2.91% was between the 10.37% return of its stock benchmark and the 2.68% return of its bond benchmark, it fell well short of our high single-digit return goal. As discussed in past commentaries, the culprit continued to be the weak performance during the third quarter of 2015. Out of curiosity, I examined the Fund’s performance over the past three years excluding that weak quarter. It was an almost spot on perfect 7.9%, which was right between our stock and bond benchmarks, and squarely within on our high single-digit return target.

The main reason I continue to comment on the poor 2015 third quarter is because it may represent a preview of the next downturn. If so, I did not like what I saw and I expect you, as a shareholder, did not either. For this reason, I’ve taken two actions to avoid a repeat of that quarter. The first (as discussed in prior reports) was to increase the Fund’s cash holdings to nearly 20%. The second was to increase the number of holdings demonstrating both the ability and willingness to pay a growing stream of dividends. Our modified portfolio has exhibited a much lower beta (defined as sensitivity to market volatility) of just over 0.5, which is just about half of what it was in 2015.

As a reminder, the Fund’s near 20% cash position is not an attempt to time the market by getting out ahead of a decline. Instead, the heavy cash weighting is intended to add ballast so that the Fund may travel a steadier path in volatile markets.

While both our heavy cash and shift toward emphasizing dividend growth have pared the dividend yield of the Fund, it still continues to provide a 30-day SEC yield of near 2%.*

OUTLOOK

I continue to structure the Fund for a “steady as she goes” economic environment. The enthusiasm the market exhibited for President Trump’s proposed economic policies has begun to fade as the difficulty of successfully implementing them has become apparent. However, the economy continues to show signs of health, if not vigor. While many stock prices are extended, I believe that it will take a more substantial increase in interest rates than we have experienced to date to knock those high stock prices down. I don’t see enough strength in the economy to support materially higher rates…yet. The conservatism of the Fund should stand it in good stead as we navigate future economic waves.

Thank you for the opportunity to manage your assets.

*	The Fund’s 30-day SEC Yield was 1.78% as of March 31, 2017.

Current and future holdings are subject to risk.

WASATCH STRATEGIC INCOME FUND (WASIX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Strategic Income	6.00%	11.53%	8.94%	5.50%
S&P 500® Index	10.12%	17.17%	13.30%	7.51%
Bloomberg Barclays US Aggregate Bond Index	-2.18%	0.44%	2.34%	4.27%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are Gross: 1.76%, Net: 1.67%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Fund has a concentration in the financials sector. Investing in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. The financials sector can be significantly affected by various market factors, which are described in more detail in the prospectus.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Comcast Corp., Class A	6.8%
CBS Corp., Class B	4.0%
MasterCard, Inc., Class A	3.7%
Visa, Inc., Class A	3.6%
Walgreens Boots Alliance, Inc.	3.6%

Company	% of Net Assets
Herbalife Ltd.	3.5%
Suncor Energy, Inc. (Canada)	3.5%
Magellan Midstream Partners L.P.	3.4%
Canadian National Railway Co. (Canada)	3.0%
CVS Health Corp.	3.0%

**	As of March 31, 2017, there were 52 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). You cannot invest directly in these or any indices.

WASATCH ULTRA GROWTH FUND (WAMCX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

In what was a positive first quarter for small-cap stocks, the Wasatch Ultra Growth Fund gained 7.68% and outpaced its benchmark, the Russell 2000 Growth Index, which rose 5.35%.

Equity prices during the first three months of 2017 were driven more by fundamentals and less by the sharp swings in sentiment that had dominated the prior quarter. Our investment discipline gained traction as the realities of Washington politics tempered earlier optimism. In a reversal from the previous quarter, growth stocks outperformed value stocks by a significant margin, which benefited our style of investing in fast-growing companies. Health care and information technology, which had been fourth-quarter underperformers, were among the strongest sectors of the Index. In yet another about-face, stocks of small companies lagged large-cap issues. Even so, our stocks performed well and the Fund surpassed the benchmark’s return.

Stocks advanced amid signs of improving global economic conditions. Favorable economic data from Europe and China provided a positive backdrop for equities, both at home and abroad. U.S. job growth was steady, while inflation remained subdued.

Bolstered by expectations that President Trump’s policies would lead to faster growth in the U.S., measures of consumer and business confidence rose. In March, both the Conference Board’s index of consumer sentiment and the University of Michigan’s Consumer Sentiment Index surged to their highest readings in over 16 years. Small-business optimism, meanwhile, hovered near its highest level in 43 years according to an index maintained by the National Federation of Independent Business.

DETAILS OF THE QUARTER

Exact Sciences Corp., a biotechnology company with an innovative test for colon cancer, was the Fund’s top contributor to performance for the quarter. The test, named Cologuard,® utilizes a stool sample instead of a colonoscopy. Citing accelerating demand for Cologuard, the company reported a 144% jump in revenue and a narrower-than-expected loss in its most-recent quarter. Shares of Exact Sciences got an additional boost in late March after a large health insurer added Cologuard to a list of covered tests.

Another strong contributor was MakeMyTrip Ltd., the leading online travel agency in India. The company’s focus on hotel bookings and customized holiday packages — both of which command higher margins than air ticketing — appears to be paying off.

A string of negative news impacted shares of Argos Therapeutics, Inc., which develops personalized immunotherapies based on its proprietary platform. Argos saw its stock price tumble in February after an independent data monitoring committee recommended it discontinue a Phase-3 clinical trial of its lead drug candidate for the treatment of kidney cancer. We sold the stock in March after the company disclosed in its annual report that it needs to raise additional capital to continue operations, and that filing for bankruptcy might be an option.

Medical-technology company ConforMIS, Inc. was also a significant first-quarter detractor. ConforMIS uses its proprietary platform to customize joint-replacement implants to fit each patient’s unique anatomy. Although revenues at ConforMIS topped Wall Street forecasts in its most-recently reported quarter, the company’s loss was wider than expected. Nonetheless, we think the company’s differentiated product and strong clinical results continue to make ConforMIS a worthwhile holding for the Fund.

OUTLOOK

While accurately forecasting future economic and political events is challenging enough under even the best of circumstances, we believe the current situation makes such predictions even more uncertain. Although the U.S. stock market appears to be pricing in a significant pickup in economic growth, leading economists think otherwise. According to a summary contained in the minutes of the Federal Open Market Committee’s March meeting, the Fed expects real gross domestic product (GDP) to expand around 2.1% in 2017. Compare that to the most-recent forecast maintained by the Atlanta Federal Reserve — which as of March 31st predicted that the economy grew at just 0.9% during the first quarter. Those rather tepid forecasts appear to be at odds with recent record highs in consumer and business confidence.

Predictions within the political realm are not any easier. It was, in fact, the inability of investors to foresee President Trump’s victory that led to the post-election “Trump rally” in equities. Similarly, it’s highly uncertain whether the GOP’s recent failure to secure passage of the American Health Care Act will serve as a wake-up call to unify, or instead signifies future difficulties in enacting a coherent political agenda.

Suffice it to say, we don’t view financial markets through the lens of macroeconomics or politics. Instead, we focus on the fundamental business trends and growth prospects of individual companies. We’re economically and politically aware, and we incorporate relevant external factors into our company models. But we don’t allow politics or macroeconomics to drive our investment process. They’re just too unpredictable in our opinion to invest our shareholders’ money that way.

The rapid pace of technological change is allowing small, innovative companies to disrupt the businesses of older and often larger competitors. The focus of our bottom-up investment approach is to invest in the companies doing the disrupting, while avoiding those that are getting disrupted. By identifying companies that are gaining market share, we aim to keep the Fund filled with high-quality businesses that have the potential to grow regardless of political and economic outcomes.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH ULTRA GROWTH FUND (WAMCX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	5.16%	26.00%	10.62%	6.69%
Russell 2000® Growth Index	9.11%	23.03%	12.10%	8.06%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.43%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Ultimate Software Group, Inc. (The)	3.1%
Exact Sciences Corp.	2.8%
MakeMyTrip Ltd. (India)	2.5%
PDF Solutions, Inc.	2.4%
AtriCure, Inc.	2.4%

Company	% of Net Assets
Waste Connections, Inc. (Canada)	2.4%
Freshpet, Inc.	2.3%
Sangamo BioSciences, Inc.	2.2%
Oxford Immunotec Global plc	2.2%
Paylocity Holding Corp.	2.2%

**	As of March 31, 2017, there were 84 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

The Wasatch World Innovators Fund is managed by a team of Wasatch portfolio managers led by Josh Stewart and Sam Stewart.

Josh Stewart Lead Portfolio Manager	Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

Global equity markets generated generally strong returns during the first three months of 2017. U.S. stocks advanced, but less so than international markets as a whole. Major economies in both the developed and emerging categories experienced positive stock market performance. The benchmark MSCI All Country (AC) World Investable Markets Index rose 6.79% for the quarter. The Wasatch World Innovators Fund — Investor Class gained 6.36%.

During the final months of 2016, one of the big market stories was the soaring U.S. dollar, in part propelled by investor optimism about pro-growth policies from the incoming Trump administration. The first months of 2017 tempered some of that optimism, and the dollar gave up some of its gains against a basket of foreign currencies. Given the Fund’s tilt toward international stocks, this change in the dollar’s direction benefited returns relative to the benchmark.

The Fund’s performance was weighed down by a handful of individual investments, mostly in the U.S. and the United Kingdom (U.K.). Despite these laggards, the Fund’s overall performance in the U.S. outpaced the benchmark, and returns in the U.K. were only slightly lower.

DETAILS OF THE QUARTER

Among specific stocks, WANdisco plc was our top contributor. This British technology company specializes in providing enterprise customers with real-time access to their computer data anytime and anywhere. WANdisco’s stock soared in January when management reported that total bookings had risen 72% for the year ended December 31, 2016 driven by big data and cloud-computing.

Sony Corp., of Japan, was our second-largest contributor. Sony’s stock rose in the first quarter bolstered by strong holiday sales of the PlayStation 4 and rumors that the company is considering selling its film and television business.

Accuray, Inc., a recent addition to the Fund, develops radiosurgery and radiation therapy systems for the precise treatment of tumors. The company has turned around its brand reputation by improving the reliability of its radiation therapy devices. Accuray was the Fund’s second-largest detractor in the first quarter, we think because the company’s turnaround is still in midstream. Although new orders and the order backlog have started to increase, installation of new devices happens with a time lag. As a result, recent sales results have looked weak. We believed Accuray’s valuation offered an exceptional entry point for this investment.

The greatest detractor from Fund performance for the quarter was AO World plc, a U.K.-based online retailer of appliances such as washing machines, refrigerators and ovens. The company’s holiday sales were weaker than investors had been expecting and management provided a cautious outlook citing economic and political uncertainty in the U.K. and the decline in the pound. We continue to like AO World’s business model. The company not only provides a large selection of products through an online retail “store front,” it also offers incredible customer service. AO World has gone from zero to over 30% market share in U.K. white goods in 10 years. We think it can replicate this performance only faster in European Union countries.

We track several key metrics versus our benchmark each quarter that we think reflect the financial characteristics of a portfolio of World Innovators. To start off, we look at sales growth. We expect this figure to be significantly faster than peers, as our companies should clearly be gaining market share. As of March 31st, the Fund’s trailing 12-month sales growth rate was 16% compared to the benchmark’s 6%. Next, we look at profit growth using trailing 12-month EBITDA (earnings before interest, taxes, depreciation and amortization) growth. The current figure as of March 31, 2017 for the Fund and the benchmark was 10%.

Then, we look at investment efficiency to ensure growth is self-sustaining using ROA (return on assets). On this metric, the Fund’s companies reported 8% versus 6% for companies in the benchmark. Finally, we look at balance-sheet strength. Here our companies really stood out with a weighted-average net debt-to-equity ratio of 7% versus 106% for the benchmark.

OUTLOOK

The economic backdrop has improved compared to several months ago. Equities in Europe, Asia and the Americas all benefited from countries’ improved economic outlooks. With a positive economic backdrop in the U.S., investor optimism may be sustainable even as the outlook for pro-growth policies — or at least their near-term impacts on the economy — may remain unclear or even waver. However, high valuations remain the standout feature of the U.S. equity market, where stocks already reflect assumptions that meaningful economic improvements from tax cuts, regulatory reforms and increased government spending can be achieved.

We believe companies that relentlessly push for innovation have the potential to disrupt their industries and grow during both favorable and unfavorable economic environments. So, while we are cautiously optimistic about stock market returns in the coming months, we hold strongly our belief that the Fund’s focus on innovative companies is a wise way to position for long-term investment success.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
World Innovators (WAGTX) — Investor	6.06%	12.21%	8.81%	7.15%
World Innovators (WIGTX) — Institutional	6.20%	12.54%	8.89%	7.18%
MSCI AC World IMI	8.14%	15.37%	8.55%	4.23%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch World Innovators Fund are Investor Class: 1.78% / Institutional Class — Gross: 3.69%, Net: 1.55%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Majestic Wine plc (United Kingdom)	3.5%
Costco Wholesale Corp.	3.0%
Alphabet, Inc., Class A	3.0%
PayPal Holdings, Inc.	2.6%
Gamma Communications plc (United Kingdom)	2.4%

Company	% of Net Assets
DiaSorin S.p.A. (Italy)	2.3%
Advanced Medical Solutions Group plc (United Kingdom)	2.2%
Amazon.com, Inc.	2.1%
Comcast Corp., Class A	2.1%
bioMérieux (France)	2.0%

**	As of March 31, 2017, there were 109 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC World IMI (All Country World Investable Market Index) is designed to measure the equity market performance of large, mid, and small cap securities across developed and emerging markets throughout the world. You cannot invest directly in this or any index.

WASATCH-1ST SOURCE INCOME FUND (FMEQX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

Paul Gifford, CFA Lead Portfolio Manager	Erik Clapsaddle, CFA Associate Portfolio Manager	OVERVIEW The Wasatch-1st Source Income Fund gained 0.73% for the first quarter of 2017. The Fund’s benchmark, the Bloomberg Barclays US Intermediate Government/Credit Index, gained

0.78%. The Federal Reserve (Fed) increased the federal-funds target rate (target rate) by 0.25 of a percentage point effective March 16th, moving the target rate to a range of 0.75% to 1.00%.

ECONOMIC ACTIVITY

Labor markets continued to tighten in the first quarter as the unemployment rate declined to 4.5% in March from 4.7% in February, and the underemployment rate, which includes those who have given up looking for work and those who are employed part time but would like full time work, dropped to 8.9% — its lowest level in approximately nine years. The U.S. added 28,000 manufacturing jobs in February, the largest increase since August 2013. This was driven by a surge in jobs for non-durable manufactured goods.

From the same periods a year ago, average hourly earnings increased 2.9% in December 2016, the largest annual increase since early 2009, and 2.8% in February 2017. We believe wages may increase faster given tight domestic labor markets, a possible national infrastructure bill that would compete for workers, and a crackdown on illegal immigration. Personal consumption continued to be the largest driver of domestic gross domestic product (GDP) growth. Based on the third estimate from the Bureau of Economic Analysis, GDP increased at an annual rate of 2.1% in the fourth quarter of 2016 compared to 3.5% growth in the third quarter. In four of the last five quarterly results, GDP would have been negative without the contribution from personal consumption.

In March, the Conference Board’s Leading Economic Index, an index of 10 components used to measure future economic growth, was at its highest level in over a decade and had registered six consecutive monthly gains. Also in March, the National Federation of Independent Business (NFIB) Small Business Optimism Index had one of its highest readings in 43 years as small business owners awaited several policy initiatives from the Trump administration that they hope will improve their business prospects.

INTEREST RATES

Fed officials must consider many variables before raising the target interest rate, including much lower global interest rates (i.e., Germany, Japan and France), the possibility of a stronger U.S. dollar amidst higher rates, an economy that is currently considered to be at or near full employment, and asset prices that have been driven higher by years of easy money. The Fed appears to be on course to raise interest rates three more times this year.

The first quarter of 2017 was a favorable period for returns on fixed-income investments, as interest rates remained relatively flat from the beginning of the year. Although the movement in bond yields was fairly tame from the beginning of the first quarter through quarter-end, there was still much daily volatility coming on the heels of the significant yield increase in late 2016. The 10-year U.S. Treasury note was as high as 2.63% and as low as 2.30% during the first quarter. The market for U.S. Treasury securities appears to have moved back to being driven by economic data focusing most importantly on inflation and labor market data. High yield bonds continued their upward movement despite being fairly priced as an asset class in our opinion and given recently increased uncertainty in the energy sector.

STRATEGY

We reduced the Fund’s effective duration from 3.24 on December 31, 2016 to 2.73 as of March 31, 2017, as we believe bond yields should continue to move higher. For the same period, the benchmark’s duration was 4.06 years. We accomplished the reduction in the Fund’s duration by investing in corporate floating-rate senior unsecured debt, securities with approximate durations of 0.05 to 0.25, and fixed-to-floating rate securities that are currently floating or are within one year of floating. These additions to the Fund increased our allocation to corporate bonds. The floating-rate additions provide a strong spread to the three-month LIBOR and a positive correlation to rising interest rates. Since the start of 2016’s fourth quarter, the three-month LIBOR had increased 0.30 of a percentage point to 1.15% as of March 31, 2017.

During the first quarter, we decreased the Fund’s allocation to mortgage-backed securities (MBS) by approximately 11% by selling MBS and by not reinvesting prepayments back into MBS. At this point we are comfortable with the Fund’s allocation to residential MBS. We also added inflation-protected securities in late 2016.

The core of the Fund is currently focused on bonds with durations of less than five years. Ninety-nine percent of the Fund’s positions have effective durations of less than seven years. To offset the interest rate risk of bonds with longer maturities, we have overweighted the Fund in bonds with durations of less than three years. We believe the Fund is well positioned whether or not the Fed increases the target rate one, two or three more times in 2017.

Thank you for the opportunity to manage a portion of your assets.

WASATCH-1ST SOURCE INCOME FUND (FMEQX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Income	-0.76%	0.52%	1.29%	2.87%
Bloomberg Barclays US Intermediate Government/Credit Index	-1.30%	0.42%	1.88%	3.76%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.73%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”). See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*	Not annualized.

TOP 10 FIXED INCOME HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.625%	8/15/19	3.2%
Hewlett Packard Enterprise Co., 3.600%	10/15/20	2.1%
Federal National Mortgage Assoc., Series AL4936, 3.000%	3/1/29	2.0%
Goldman Sachs Group, Inc. (The), MTN, 2.789%	10/28/27	1.8%
World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%	1/17/23	1.7%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.625%	2/15/20	1.6%
Federal Home Loan Mortgage Corp., Series G18637, 3.500%	2/1/32	1.6%
Wendys Funding LLC, Series 2015-1A, Class A2I, 3.371%	6/15/45	1.6%
BP Capital Markets plc, 3.245%	5/6/22	1.6%
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%	9/20/19	1.5%

**	As of March 31, 2017, there were 106 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH†

†	Excludes options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Bloomberg Barclays US Intermediate Government/Credit Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. You cannot invest directly in this or any index.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	MARCH 31, 2017 (UNAUDITED)

Management Discussion

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

OVERVIEW

The Wasatch-Hoisington U.S. Treasury Fund returned 1.20% for the first three months of 2017, while the benchmark Bloomberg Barclays US Aggregate Bond Index returned 0.82%. The Fund maintained its substantial longer-term outperformance over the Index. For the three-, five- and 10-year periods ended March 31, 2017, the Fund’s average annual returns were 6.31%, 4.04% and 7.40%, respectively, versus the benchmark’s returns of 2.68%, 2.34% and 4.27% over the same time periods.

DETAILS OF THE PERIOD

In the first calendar quarter of 2017, the U.S. Treasury bond market experienced range-bound trading, following a sharp sell off that followed the end of last year’s presidential election. Thirty-year Treasury bond yields fell 0.05 of a percentage point to a closing level of 3.02% on March 31, 2017. Nevertheless, for the six months ended March 31st, bond yields increased 0.71 of a percentage point. This large rise in yields is a dramatic example of widely positive expectations for future economic growth overcoming deterioration in current economic growth.

OUTLOOK FOR THE YEAR

The Federal Reserve (Fed) initiated the 15th tightening cycle since 1945 by increasing the federal-funds rate 0.25 of a percentage point three times since December 2015. The latest increase, effective March 16th, brought the fed-funds rate to a range of 0.75% to 1.00%. Conspicuously, in 80% of the prior 14 episodes, recessions followed, with outright business contractions being avoided in just three cases. What is notable today is that the economy is in the 93rd month of this expansion, a length of time that is well beyond periods in prior expansions where soft landings occurred (1968, 1984 and 1995). This is relevant because the pent-up demand from the prior downturn has been exhausted, thus the economy is extremely vulnerable to shock, which could lead to recession. Regardless of whether there was an associated recession, the last 10 cycles of tightening all triggered financial crises. In conjunction with the non-monetary determinants of economic activity (referred to as initial conditions) monetary restraint served to expose over-indebted parties and, in turn, financial crises ensued.

Four important current considerations that were not present in the past may magnify the current restraining actions of the Federal Reserve. First, the Fed is tightening into a deteriorating economy with last year’s growth in real gross domestic product (GDP) worse than any of the prior 14 cases. Second, business and government balance sheets are burdened with record amounts of debt. This means small changes in interest rates may have an outsized impact on investment and spending decisions. Third, previous Fed experiments, primarily quantitative easing, have led to an unprecedented balance sheet to which the economy has grown accustomed. The resulting reduction in that balance sheet (reduction in the monetary base) may have a more profound impact on growth than anticipated. Fourth, the changing regulatory landscape, both in the U.S. and globally, has meant a significant shift in the amount of liquid reserves that banks are required to hold suggesting that liquidity has already been restrained more severely than the $3.8 trillion monetary base would suggest. This is evident as the monetary and credit aggregates are following the expected deteriorating pattern resulting from monetary restraint suggesting recessionary conditions may lie ahead.

A century of Fed tightening cycles has left an indelible mark on the U.S. business cycle. Looking at the period from 1915 through the present, the Fed has typically tightened too much and/or for too long. From this long history, a well-established pattern is identifiable. The economic growth rate along with inflation receded. A financial crisis was more likely than not. With different lags, which were influenced by the initial conditions, bond yields dropped along with falling inflationary expectations. The cyclical trough in Treasury bond yields typically occurred several years after the end of the economic contraction. This long empirical record as well as economic theory indicates that the current Fed tightening cycle will not end any differently.

Our economic view for 2017 remains unchanged. We continue to anticipate no more than 2% growth in nominal GDP for the full calendar year. This is in line with the recent trends in M2 growth coupled with an anticipated decline in M2 velocity of 3.6%. The risks, however, are to the downside. M2 was probably boosted by what will eventually be a transitory drop in Treasury balances at the Fed. A negative influence on velocity is the rise in short-term rates, even though they are not its main determinant. The downturn in nominal GDP growth suggests that a rise in inflation to above 2% will be rejected and that by year end the inflation rate will be considerably slower. Such an economic environment would bode well for the Fund, as long-term Treasury yields should continue to work irregularly lower over the balance of the year.

Thank you for the opportunity to manage your assets.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	MARCH 31, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	-13.60%	-6.88%	4.04%	7.40%
Bloomberg Barclays US Aggregate Bond Index	-2.18%	0.44%	2.34%	4.27%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.69%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*	Not annualized.

TOP U.S. TREASURY HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 2.250%	8/15/46	33.2%
U.S. Treasury Strip, principal only	8/15/45	24.0%
U.S. Treasury Bond, 2.500%	2/15/45	15.9%
U.S. Treasury Strip, principal only	5/15/44	11.6%
U.S. Treasury Principal Strip	8/15/40	6.3%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 3.750%	11/15/43	5.3%
U.S. Treasury Bond, 3.125%	8/15/44	2.7%
U.S. Treasury Bond, 2.875%	5/15/43	0.3%
U.S. Treasury Bond, 2.875%	8/15/45	0.2%

**	As of March 31, 2017, there were 9 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS

Definitions of Financial Terms

The American Health Care Act is the Republican-sponsored bill intended to repeal and replace the Obama-era Affordable Care Act. The Patient Protection and Affordable Care Act (PPACA), commonly called the Affordable Care Act (ACA) or “ObamaCare,” is a United States federal statute signed into law by President Barack Obama on March 23, 2010.

Beta is a measurement of a fund’s trailing return in relation to the overall market (or appropriate market index). A beta of 1 indicates the share price will typically move with the market. A beta of more than 1 indicates the share price will typically be more volatile than the market. A beta of less than 1 indicates the share price will typically be less volatile than the market.

Book value is the value of a security or asset as entered in a company’s books.

Brexit is an abbreviation for “British exit,” which refers to the June 23, 2016 referendum whereby British citizens voted to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades.

The Bureau of Economic Analysis (BEA) is an agency in the United States Department of Commerce that provides important economic statistics including the gross domestic product of the United States. BEA is a principal agency of the U.S. Federal Statistical System. The U.S. Department of Commerce works with businesses, universities, communities, and the Nation’s workers to promote job creation, economic growth, sustainable development, and improved standards of living for Americans.

The “cloud” is the internet. Cloud-computing is a model for delivering information-technology services in which resources are retrieved from the internet through web-based tools and applications, rather than from a direct connection to a server.

The Conference Board is a global, independent business-membership and research association working in the public interest. It counts approximately 1,200 public and private corporations and other organizations as members, encompassing 60 countries. The Conference Board convenes conferences and peer-learning groups, conducts economic and business management research, and publishes several widely tracked economic indicators.

A corporate bond is a debt security issued by a corporation for the purpose of raising money to expand its business. Floating rate notes (FRNs) are bonds that have a variable coupon, equal to a money market reference rate, like LIBOR or the federal-funds rate, plus a quoted spread (also known as a quoted margin). The spread is a rate that remains constant. A corporation can borrow money by issuing bonds or getting a bank loan. Both are different forms of debt. “Senior” means that the debt has priority over other types of debt in bankruptcy. “Unsecured” means the debt is not secured by any specific collateral.

Correlation, in the financial world, is a statistical measure of how asset classes, securities, markets, or countries move in relation to each other.

A credit aggregate measures the stock of bank loans outstanding at a point in time.

Dividend yield is a company’s annual dividend payment divided by its market capitalization, or the dividend per share divided by the price per share. For example, a company whose stock sells for $30 per share that pays an annual dividend of $3 per share has a dividend yield of 10%.

The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange (NYSE) and the NASDAQ. Charles Dow invented the DJIA in 1896.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of 5%.

An Exchange-Traded Fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on a securities exchange. ETFs experience price changes throughout the day as they are bought and sold.

The federal-funds rate is the interest rate at which private depository institutions (mostly banks) lend balances (federal funds) at the Federal Reserve to other depository institutions, usually overnight. It is the interest rate banks charge each other for loans.

The federal-funds target rate (also known as the fed-funds target rate) is set by a committee within the Federal Reserve System called the Federal Open Market Committee (FOMC). The FOMC usually meets every six weeks, and it is at these meetings that the FOMC votes on whether or not to make changes to the federal-funds target rate.

The Federal Open Market Committee (FOMC), a component of the Federal Reserve System, is charged under United States law with overseeing the nation’s open market operations. Open market operations are the means of implementing monetary policy by which a central bank controls the short-term interest rate and the supply of base money in an economy, and thus indirectly the total money supply.

Fixed-to-floating preferred shares and bonds offer a steady yield for several years, then switch to a floating rate that keeps pace with market interest rates.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

High-yield bonds are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s). Such securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments than investment grade securities.

An initial public offering (IPO) is a company’s first sale of stock to the public.

LIBOR or ICE LIBOR stands for IntercontinentalExchange London Interbank Offered Rate. It is a benchmark interest rate that some of the world’s leading banks charge each other for short-term loans. LIBOR serves as the first step to calculating interest rates on various loans throughout the world.

MARCH 31, 2017 (UNAUDITED)

M2 money supply consists of currency and checking accounts, consumer-type time and savings accounts and equivalent near monies, while M3 money supply consists of M2 plus business-type time deposits and less liquid near monies. Both M2 and M3 exclude monies and near monies owned by the Treasury, depository institutions and foreign banks and official institutions and IRA and Keogh balances owned by consumers.

A monetary aggregate measures the stock of money outstanding within an economy at a point in time.

Mortgage-backed securities are debt issues backed by a pool of mortgages. Investors receive payments from the interest and principal payments made on the underlying mortgages. Agency mortgage-backed securities are issued by government-sponsored enterprises such as Ginnie Mae, Fannie Mae or Freddie Mac. Commercial mortgage-backed securities are mortgages backed by commercial rather than residential real estate.

The National Federation of Independent Business (NFIB) research center has collected small business economic trends data with quarterly surveys since the fourth quarter of 1973 and monthly surveys since 1986. Survey respondents are drawn from NFIB’s membership. The Small Business Optimism Index report is released on the second Tuesday of each month.

The price-to-earnings (P/E) multiple, also known as the P/E ratio, is the price of a stock divided by its earnings per share.

A Purchasing Managers Index (PMI) is an indicator of the economic health of a country’s manufacturing sector. The PMI is based on five major indicators — new orders, inventory levels, production, supplier deliveries, and the employment environment.

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Real gross domestic product (GDP) is a macroeconomic measure of the value of economic output adjusted for price changes (i.e., inflation or deflation). This adjustment transforms the money-value measure, nominal GDP, into an index for quantity of total output.

Return on assets (ROA) measures a company’s profitability by showing how many dollars of earnings a company derives from each dollar of assets it controls.

Return on equity (ROE) measures a company’s efficiency at generating profits from shareholders’ equity.

The Russell 2000 Growth Index measures the performance of Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index. The Russell 2000 is widely used in the industry to measure the performance of small company stocks. The Russell 3000 Index is an unmanaged total return index of the largest 3,000 U.S. companies based on total market capitalization. You cannot invest directly in this or any index.

The Russell 2000 Value Index measures the performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in this or any index.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. You cannot invest directly in this or any index.

The 30-day current net (“SEC”) yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is compounded and annualized.

Valuation is the process of determining the current worth of an asset or company.

The velocity of money (V) is defined as the rate at which money circulates, changes hands or turns over in an economy.

VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectations of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

Pertaining to the use of MSCI information. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Pertaining to the use of Russell information. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

WASATCH FUNDS

Operating Expenses (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period ended March 31, 2017.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six-month period ended March 31, 2017. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Long/Short Fund —  Investor Class and the Income Fund have no contractual limitation on expenses.

MARCH 31, 2017 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2016	End of Period March 31, 2017
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,071.40	$6.25	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,018.90	$6.09	1.21%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,072.30	$5.42	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Emerging India Fund — Investor Class
Actual	$1,000.00	$1,097.30	$9.15	1.75%
Hypothetical (5% before expenses)	$1,000.00	$1,016.21	$8.80	1.75%
Emerging India Fund — Institutional Class
Actual	$1,000.00	$1,100.00	$7.85	1.50%
Hypothetical (5% before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$996.80	$7.57	1.52%
Hypothetical (5% before expenses)	$1,000.00	$1,017.35	$7.64	1.52%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$997.90	$6.08	1.22%
Hypothetical (5% before expenses)	$1,000.00	$1,018.85	$6.14	1.22%
Emerging Markets Small Cap Fund — Investor Class
Actual	$1,000.00	$962.50	$9.59	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.16	$9.85	1.96%
Emerging Markets Small Cap Fund — Institutional Class
Actual	$1,000.00	$962.50	$8.86	1.81%
Hypothetical (5% before expenses)	$1,000.00	$1,015.91	$9.10	1.81%
Frontier Emerging Small Countries Fund — Investor Class
Actual	$1,000.00	$950.60	$11.09	2.28%
Hypothetical (5% before expenses)	$1,000.00	$1,013.56	$11.45	2.28%
Frontier Emerging Small Countries Fund — Institutional Class
Actual	$1,000.00	$950.80	$10.12	2.08%
Hypothetical (5% before expenses)	$1,000.00	$1,014.56	$10.45	2.08%
Global Opportunities Fund — Investor Class
Actual	$1,000.00	$1,026.50	$8.24	1.63%
Hypothetical (5% before expenses)	$1,000.00	$1,016.80	$8.20	1.63%
Global Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,026.20	$6.92	1.37%
Hypothetical (5% before expenses)	$1,000.00	$1,018.10	$6.89	1.37%
International Growth Fund — Investor Class
Actual	$1,000.00	$964.80	$7.25	1.48%
Hypothetical (5% before expenses)	$1,000.00	$1,017.55	$7.44	1.48%
International Growth Fund — Institutional Class
Actual	$1,000.00	$965.40	$6.62	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
International Opportunities Fund — Investor Class
Actual	$1,000.00	$975.10	$11.13	2.26%
Hypothetical (5% before expenses)	$1,000.00	$1,013.66	$11.35	2.26%
International Opportunities Fund — Institutional Class
Actual	$1,000.00	$975.20	$9.65	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.16	$9.85	1.96%
Large Cap Value Fund — Investor Class
Actual	$1,000.00	$1,109.60	$5.79	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.45	$5.54	1.10%
Large Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,109.50	$5.00	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.20	$4.78	0.95%

WASATCH FUNDS	MARCH 31, 2017 (UNAUDITED)

Operating Expenses (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2016	End of Period March 31, 2017
Long/Short Fund — Investor Class
Actual	$1,000.00	$1,029.60	$11.49	2.27%
Hypothetical (5% before expenses)	$1,000.00	$1,013.61	$11.40	2.27%
Long/Short Fund — Institutional Class
Actual	$1,000.00	$1,031.10	$9.87	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.21	$9.80	1.95%
Micro Cap Fund
Actual	$1,000.00	$1,054.90	$9.38	1.83%
Hypothetical (5% before expenses)	$1,000.00	$1,015.81	$9.20	1.83%
Micro Cap Value Fund
Actual	$1,000.00	$1,084.10	$9.98	1.92%
Hypothetical (5% before expenses)	$1,000.00	$1,015.36	$9.65	1.92%
Small Cap Growth Fund — Investor Class
Actual	$1,000.00	$1,047.70	$6.69	1.31%
Hypothetical (5% before expenses)	$1,000.00	$1,018.40	$6.59	1.31%
Small Cap Growth Fund — Institutional Class
Actual	$1,000.00	$1,049.10	$5.42	1.06%
Hypothetical (5% before expenses)	$1,000.00	$1,019.65	$5.34	1.06%
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$1,099.10	$6.38	1.22%
Hypothetical (5% before expenses)	$1,000.00	$1,018.85	$6.14	1.22%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,098.80	$5.49	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Strategic Income Fund
Actual	$1,000.00	$1,060.00	$4.88	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Growth Fund
Actual	$1,000.00	$1,051.60	$6.70	1.31%
Hypothetical (5% before expenses)	$1,000.00	$1,018.40	$6.59	1.31%
World Innovators Fund — Investor Class
Actual	$1,000.00	$1,060.60	$9.40	1.83%
Hypothetical (5% before expenses)	$1,000.00	$1,015.81	$9.20	1.83%
World Innovators Fund — Institutional Class
Actual	$1,000.00	$1,062.00	$7.97	1.55%
Hypothetical (5% before expenses)	$1,000.00	$1,017.20	$7.80	1.55%
Income Fund
Actual	$1,000.00	$992.40	$3.68	0.74%
Hypothetical (5% before expenses)	$1,000.00	$1,021.24	$3.73	0.74%
U.S. Treasury Fund
Actual	$1,000.00	$864.00	$3.49	0.75%
Hypothetical (5% before expenses)	$1,000.00	$1,021.19	$3.78	0.75%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (182/365).

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 94.2%

	Airlines 4.7%
202,400	Allegiant Travel Co.	$32,434,600
694,245	Spirit Airlines, Inc.*	36,843,582

		69,278,182

	Apparel Retail 0.6%
485,770	Zumiez, Inc.*	8,889,591

	Application Software 6.3%
296,505	Globant S.A.* (Argentina)	10,792,782
215,318	Tyler Technologies, Inc.*	33,279,550
126,501	Ultimate Software Group, Inc. (The)*	24,694,260
829,560	Zendesk, Inc.*	23,260,863

		92,027,455

	Asset Management & Custody Banks 1.3%
368,969	SEI Investments Co.	18,610,796

	Automotive Retail 1.0%
273,758	Monro Muffler Brake, Inc.	14,262,792

	Biotechnology 4.2%
1,908,420	Abcam plc (United Kingdom)	19,738,203
1,582,827	Sangamo Therapeutics, Inc.*	8,230,700
526,486	Seattle Genetics, Inc.*	33,094,910

		61,063,813

	Building Products 2.0%
424,029	Trex Co., Inc.*	29,423,372

	Consumer Finance 4.1%
199,907	Credit Acceptance Corp.*	39,863,455
606,526	PRA Group, Inc.*	20,106,337

		59,969,792

	Data Processing & Outsourced Services 2.1%
350,214	Euronet Worldwide, Inc.*	29,950,301

	Distributors 1.3%
163,176	Pool Corp.	19,471,792

	Diversified Banks 2.2%
6,656,038	City Union Bank Ltd. (India)	15,529,218
717,994	Yes Bank Ltd. (India)	17,092,094

		32,621,312

	Diversified Support Services 4.9%
726,462	Copart, Inc.*	44,989,792
606,047	Healthcare Services Group, Inc.	26,114,565

		71,104,357

	Environmental & Facilities Services 2.1%
353,755	Waste Connections, Inc. (Canada)	31,208,266

	General Merchandise Stores 1.3%
581,194	Ollie’s Bargain Outlet Holdings, Inc.*	19,469,999

	Health Care Facilities 1.9%
1,489,903	Ensign Group, Inc. (The)	28,010,176

	Health Care REITs 1.8%
1,536,988	CareTrust REIT, Inc.	25,852,138

	Health Care Services 2.5%
521,941	MEDNAX, Inc.*	36,212,267

	Homebuilding 1.8%
492,810	Installed Building Products, Inc.*	25,995,727

	Industrial Machinery 0.6%
95,187	RBC Bearings, Inc.*	9,241,706

Shares		Value

	Internet & Direct Marketing Retail 2.7%
508,640	MakeMyTrip Ltd.* (India)	$17,598,944
531,541	Wayfair, Inc., Class A*	21,522,095

		39,121,039

	Internet Software & Services 6.6%
463,804	Cimpress N.V.*	39,975,267
1,111,166	Cornerstone OnDemand, Inc.*	43,213,246
429,592	Envestnet, Inc.*	13,875,821

		97,064,334

	IT Consulting & Other Services 3.0%
319,418	EPAM Systems, Inc.*	24,122,448
320,124	Luxoft Holding, Inc.* (Switzerland)	20,023,756

		44,146,204

	Life Sciences Tools & Services 2.5%
452,985	ICON plc* (Ireland)	36,111,964

	Managed Health Care 1.3%
439,385	HealthEquity, Inc.*	18,651,893

	Personal Products 1.1%
283,139	Nu Skin Enterprises, Inc., Class A	15,725,540

	Real Estate Services 1.3%
660,390	HFF, Inc., Class A	18,272,991

	Regional Banks 10.4%
458,021	Eagle Bancorp, Inc.*	27,343,854
340,636	Independent Bank Corp.	22,141,340
577,628	Metro Bank plc* (United Kingdom)	23,549,536
220,804	South State Corp.	19,728,837
436,026	Texas Capital Bancshares, Inc.*	36,386,370
444,763	Webster Financial Corp.	22,255,940

		151,405,877

	Restaurants 1.6%
681,753	Fiesta Restaurant Group, Inc.*	16,498,423
402,822	Zoe’s Kitchen, Inc.*	7,452,207

		23,950,630

	Semiconductors 4.1%
528,687	Cavium, Inc.*	37,885,711
237,314	Monolithic Power Systems, Inc.	21,856,619

		59,742,330

	Specialty Chemicals 2.6%
461,056	Balchem Corp.	38,000,236

	Specialty Stores 1.2%
406,157	Five Below, Inc.*	17,590,660

	Systems Software 3.2%
253,394	CyberArk Software Ltd.* (Israel)	12,890,153
642,523	Fortinet, Inc.*	24,640,757
117,211	Proofpoint, Inc.*	8,715,810

		46,246,720

	Trading Companies & Distributors 2.4%
505,218	WESCO International, Inc.*	35,137,912

	Trucking 3.5%
627,240	Knight Transportation, Inc.	19,663,974
375,268	Old Dominion Freight Line, Inc.	32,111,683

		51,775,657

	Total Common Stocks (cost $912,295,087)	1,375,607,821

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments (continued)

Shares		Value

	PREFERRED STOCKS 0.2%

	Systems Software 0.2%
209,500	DocuSign, Inc., Series F Pfd.* *** †	$3,469,320

	Total Preferred Stocks (cost $4,000,004)	3,469,320

	WARRANTS 0.0%

	Biotechnology 0.0%
146,337	Argos Therapeutics, Inc., expiring 8/2/2021* *** †	17,560

	Total Warrants (cost $0)	17,560

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.8%

	Repurchase Agreement 5.8%
$84,063,501	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $83,685,000 of United States Treasury Notes 0.375% due 7/15/25; value $85,748,254; repurchase proceeds: $84,064,131 (cost $84,063,501)	$84,063,501

	Total Short-Term Investments (cost $84,063,501)	84,063,501

	Total Investments (cost $1,000,358,592) 100.2%	1,463,158,202

	Liabilities less Other Assets (0.2%)	(3,447,685)

	NET ASSETS 100.0%	$1,459,710,517

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2017, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	0.8
Canada	2.3
India	3.6
Ireland	2.6
Israel	0.9
Switzerland	1.5
United Kingdom	3.1
United States	85.2

TOTAL	100.0%

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.3%

	Apparel, Accessories & Luxury Goods 1.4%
7,531	Page Industries Ltd. (India)	$1,690,633

	Auto Parts & Equipment 4.9%
2,481	Bosch Ltd. (India)	866,585
20,717	Dynamatic Technologies Ltd.* (India)	864,365
275,064	Endurance Technologies Ltd.* (India)	3,242,227
12,926	WABCO India Ltd. (India)	1,154,352

		6,127,529

	Building Products 3.7%
214,165	Kajaria Ceramics Ltd. (India)	1,926,116
248,991	Somany Ceramics Ltd. (India)	2,637,729

		4,563,845

	Commodity Chemicals 5.0%
701,301	Berger Paints India Ltd. (India)	2,617,931
336,103	Gulf Oil Lubricants India Ltd. (India)	3,649,074

		6,267,005

	Construction Machinery & Heavy Trucks 0.6%
1,908	Eicher Motors Ltd.* (India)	748,391

	Consumer Finance 6.6%
251,555	Bajaj Finance Ltd. (India)	4,547,825
113,922	Cholamandalam Investment and Finance Co. Ltd. (India)	1,692,733
184,871	Repco Home Finance Ltd. (India)	1,978,819

		8,219,377

	Department Stores 2.0%
193,022	V-Mart Retail Ltd. (India)	2,437,781

	Diversified Banks 4.6%
50,146	HDFC Bank Ltd. ADR (India)	3,771,982
90,102	IndusInd Bank Ltd. (India)	1,978,331

		5,750,313

	Diversified Chemicals 1.9%
216,104	Pidilite Industries Ltd. (India)	2,319,952

	Electrical Components & Equipment 1.8%
160,580	Amara Raja Batteries Ltd.* (India)	2,210,803

	Fertilizers & Agricultural Chemicals 3.2%
19,929	Bayer CropScience Ltd. (India)	1,160,108
249,500	UPL Ltd. (India)	2,799,118

		3,959,226

	Financial Exchanges & Data 1.2%
49,174	CRISIL Ltd. (India)	1,442,619

	Food Retail 4.4%
7,627	Avenue Supermarts Ltd.* (India)	74,855
569,550	Avenue Supermarts Ltd.* *** † (India)	5,458,763

		5,533,618

	Health Care Facilities 0.8%
55,619	Apollo Hospitals Enterprise Ltd.* (India)	998,118

	Health Care Services 2.3%
190,207	Dr. Lal PathLabs Ltd. (India)	2,820,811

	Housewares & Specialties 0.9%
140,077	LA Opala RG Ltd. (India)	1,162,077

	Human Resource & Employment Services 2.8%
335,495	Quess Corp. Ltd.* (India)	3,539,140

Shares		Value

	Industrial Machinery 2.8%
52,156	AIA Engineering Ltd. (India)	$1,244,965
310,529	Elgi Equipments Ltd. (India)	1,020,989
61,465	Vesuvius India Ltd. (India)	1,171,844

		3,437,798

	Internet & Direct Marketing Retail 4.5%
162,273	MakeMyTrip Ltd.* (India)	5,614,646

	Life & Health Insurance 3.6%
480,863	ICICI Prudential Life Insurance Co. Ltd. (India)	2,844,375
185,788	Max Financial Services Ltd. (India)	1,656,170

		4,500,545

	Life Sciences Tools & Services 1.2%
158,337	Divi’s Laboratories Ltd.* (India)	1,519,362

	Office Services & Supplies 2.2%
15,420	3M India Ltd.* (India)	2,721,445

	Packaged Foods & Meats 3.6%
31,438	Britannia Industries Ltd. (India)	1,626,729
131,717	Manpasand Beverages Ltd.* (India)	1,430,053
771,838	Prabhat Dairy Ltd. (India)	1,440,622

		4,497,404

	Personal Products 5.6%
128,683	Colgate-Palmolive India Ltd. (India)	1,966,857
205,711	Dabur India Ltd. (India)	878,632
87,625	Godrej Consumer Products Ltd. (India)	2,267,036
15,794	Procter & Gamble Hygiene & Health Care Ltd. (India)	1,854,612

		6,967,137

	Pharmaceuticals 6.7%
35,035	Amrutanjan Health Care Ltd. (India)	319,138
149,602	Aurobindo Pharma Ltd. (India)	1,555,114
169,011	Glenmark Pharmaceuticals Ltd. (India)	2,186,979
329,344	Natco Pharma Ltd. (India)	4,306,046

		8,367,277

	Restaurants 0.3%
22,867	Jubilant Foodworks Ltd. (India)	389,815

	Soft Drinks 1.4%
269,472	Varun Beverages Ltd.* (India)	1,688,998

	Specialty Chemicals 1.9%
46,526	Asian Paints Ltd. (India)	766,656
340,104	SH Kelkar & Co. Ltd.* (India)	1,550,856

		2,317,512

	Textiles 2.5%
2,320,367	Welspun India Ltd. (India)	3,114,191

	Thrifts & Mortgage Finance 10.9%
207,064	Gruh Finance Ltd. (India)	1,253,194
243,728	Housing Development Finance Corp. Ltd. (India)	5,629,559
131,955	Indiabulls Housing Finance Ltd. (India)	2,028,858
56,349	LIC Housing Finance Ltd. (India)	535,461
221,275	PNB Housing Finance Ltd.* (India)	4,055,090

		13,502,162

	Total Common Stocks (cost $82,031,947)	118,429,530

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.4%

	Repurchase Agreement 5.4%
$6,732,462	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $6,705,000 of United States Treasury Notes 0.375% due 7/15/25; value: $6,870,312; repurchase proceeds: $6,732,512 (cost $6,732,462)	$6,732,462

	Total Short-Term Investments (cost $6,732,462)	6,732,462

	Total Investments (cost $88,764,409) 100.7%	125,161,992

	Liabilities less Other Assets (0.7%)	(883,878)

	NET ASSETS 100.0%	$124,278,114

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2017, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following country:

Country	%
India	100.0

TOTAL	100.0%

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.1%

	Airport Services 4.2%
79,649	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	$773,506
45,156	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	782,321

		1,555,827

	Biotechnology 4.3%
3,880	Medytox, Inc. (Korea)	1,606,403

	Cable & Satellite 3.9%
8,334	Naspers Ltd., Class N (South Africa)	1,438,048

	Commodity Chemicals 1.8%
179,295	Berger Paints India Ltd. (India)	669,302

	Consumer Finance 4.5%
91,796	Bajaj Finance Ltd. (India)	1,659,566

	Diversified Banks 8.3%
49,280	HDFC Bank Ltd. (India)	1,092,834
209,076	Kasikornbank Public Co. Ltd. (Thailand)	1,149,956
657,989	PT Bank Central Asia Tbk (Indonesia)	817,209

		3,059,999

	Drug Retail 3.5%
68,943	Raia Drogasil S.A. (Brazil)	1,292,048

	Fertilizers & Agricultural Chemicals 2.1%
70,892	UPL Ltd. (India)	795,331

	Food Retail 4.9%
14,259	BGF Retail Co. Ltd. (Korea)	1,338,814
56,665	President Chain Store Corp. (Taiwan)	466,878

		1,805,692

	Health Care Facilities 4.4%
1,508,937	Bangkok Dusit Medical Services Public Co. Ltd., Class F (Thailand)	930,941
32,010	NMC Health plc (United Arab Emirates)	709,464

		1,640,405

	Highways & Railtracks 2.1%
72,292	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Mexico)	780,521

	Home Furnishings 1.9%
74,000	Nien Made Enterprise Co. Ltd. (Taiwan)	690,187

	Hypermarkets & Super Centers 2.1%
114,154	Lenta Ltd.-REG S GDR* (Russia)	776,247

	Industrial Machinery 1.6%
106,015	Weg S.A. (Brazil)	589,236

	Internet & Direct Marketing Retail 6.8%
29,728	Ctrip.com International Ltd. ADR* (China)	1,461,131
30,898	MakeMyTrip Ltd.* (India)	1,069,071

		2,530,202

Shares		Value

	Internet Software & Services 7.3%
10,039	MercadoLibre, Inc. (Brazil)	$2,122,947
20,000	Tencent Holdings Ltd. (China)	573,377

		2,696,324

	Life & Health Insurance 5.1%
82,653	Discovery Ltd. (South Africa)	792,939
188,164	ICICI Prudential Life Insurance Co. Ltd. (India)	1,113,017

		1,905,956

	Marine Ports & Services 2.1%
434,240	International Container Terminal Services, Inc. (Philippines)	778,040

	Multi-Line Insurance 1.9%
76,222	BB Seguridade Participacoes S.A. (Brazil)	710,944

	Multi-Sector Holdings 2.9%
46,851	GT Capital Holdings, Inc. (Philippines)	1,069,146

	Packaged Foods & Meats 4.7%
12,307	Britannia Industries Ltd. (India)	636,814
151,486	Universal Robina Corp. (Philippines)	493,632
313,651	Vitasoy International Holdings Ltd. (China)	623,145

		1,753,591

	Personal Products 3.2%
21,448	Godrej Consumer Products Ltd. (India)	554,903
878	LG Household & Health Care Ltd. (Korea)	636,733

		1,191,636

	Pharmaceuticals 2.0%
57,750	Glenmark Pharmaceuticals Ltd. (India)	747,277

	Regional Banks 2.1%
164,828	Grupo Financiero Interacciones S.A. de C.V., Class O (Mexico)	765,935

	Restaurants 2.0%
217,225	Alsea S.A.B. de C.V. (Mexico)	725,737

	Specialty Chemicals 1.4%
30,484	Asian Paints Ltd. (India)	502,316

	Textiles 1.9%
533,321	Welspun India Ltd. (India)	715,776

	Thrifts & Mortgage Finance 3.1%
62,749	PNB Housing Finance Ltd.* (India)	1,149,939

	Total Common Stocks (cost $30,238,180)	35,601,631

	PREFERRED STOCKS 2.5%

	Diversified Banks 2.5%
89,371	Banco Davivienda S.A. (Colombia)	930,086

	Total Preferred Stocks (cost $825,419)	930,086

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.2%

	Repurchase Agreement 2.2%
$823,425	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $880,000 of United States Treasury Bonds 2.750% due 8/15/42; value: $840,657; repurchase proceeds: $823,431 (cost $823,425)	$823,425

	Total Short-Term Investments (cost $823,425)	823,425

	Total Investments (cost $31,887,024) 100.8%	37,355,142

	Liabilities less Other Assets (0.8%)	(284,983)

	NET ASSETS 100.0%	$37,070,159

	*Non-income producing. ADR American Depositary Receipt. GDR Global Depositary Receipt. See Notes to Financial Statements.

At March 31, 2017, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	12.9
China	7.3
Colombia	2.6
India	29.3
Indonesia	2.2
Korea	9.8
Mexico	10.5
Philippines	6.4
Russia	2.1
South Africa	6.1
Taiwan	3.2
Thailand	5.7
United Arab Emirates	1.9

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.9%

	Aerospace & Defense 0.5%
44,350	LIG Nex1 Co. Ltd. (Korea)	$3,113,185

	Airport Services 1.7%
1,371,402	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	7,428,267
198,672	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	3,441,961

		10,870,228

	Asset Management & Custody Banks 0.7%
2,076,383	Peregrine Holdings Ltd. (South Africa)	4,249,882

	Auto Parts & Equipment 2.9%
371,894	Cub Elecparts, Inc. (Taiwan)	3,192,828
762,615	Hu Lane Associate, Inc. (Taiwan)	3,795,168
2,112,803	Minth Group Ltd. (China)	8,509,391
323,989	Tung Thih Electronic Co. Ltd. (Taiwan)	2,792,226

		18,289,613

	Automobile Manufacturers 0.4%
169,255	Indus Motor Co. Ltd. (Pakistan)	2,576,832

	Biotechnology 3.8%
9,174	Cell Biotech Co. Ltd. (Korea)	282,201
47,740	China Biologic Products, Inc.* (China)	4,780,206
25,187	Hugel, Inc.* (Korea)	8,313,084
26,213	Medytox, Inc. (Korea)	10,852,740

		24,228,231

	Building Products 1.3%
905,637	Kajaria Ceramics Ltd. (India)	8,144,945

	Commodity Chemicals 1.5%
2,495,664	Berger Paints India Ltd. (India)	9,316,223

	Communications Equipment 0.6%
410,237	Advanced Ceramic X Corp. (Taiwan)	4,029,023

	Consumer Finance 7.7%
594,685	Bajaj Finance Ltd. (India)	10,751,220
338,581	Cholamandalam Investment and Finance Co. Ltd. (India)	5,030,875
1,833,576	Credito Real S.A.B. de C.V. (Mexico)	2,572,770
138,217	KRUK S.A. (Poland)	8,385,660
3,644,700	Muangthai Leasing Public Co. Ltd. (Thailand)	3,288,052
547,173	Repco Home Finance Ltd. (India)	5,856,820
6,710,523	Srisawad Power 1979 Public Co. Ltd. (Thailand)	8,446,129
2,074,874	Unifin Financiera SAPI de C.V. SOFOM (Mexico)	5,308,468

		49,639,994

	Department Stores 2.1%
892,026	Poya Co. Ltd. (Taiwan)	10,495,288
3,009,657	PT Matahari Department Store Tbk (Indonesia)	2,975,666

		13,470,954

	Diversified Banks 3.7%
1,305,550	Moneta Money Bank AS* (Czech Republic)	4,422,282
1,729,984	Security Bank Corp. (Philippines)	6,964,759
619,991	TCS Group Holding plc GDR (Russia)	6,540,905
2,629,520	United Bank Ltd. (Pakistan)	5,769,242

		23,697,188

	Diversified Chemicals 1.2%
702,648	Pidilite Industries Ltd. (India)	7,543,173

Shares		Value

	Drug Retail 4.1%
1,430,178	Clicks Group Ltd. (South Africa)	$13,655,515
679,522	Raia Drogasil S.A. (Brazil)	12,734,797

		26,390,312

	Electrical Components & Equipment 2.7%
499,241	Amara Raja Batteries Ltd.* (India)	6,873,357
595,580	Bizlink Holding, Inc. (Taiwan)	3,385,929
520,110	Voltronic Power Technology Corp. (Taiwan)	6,942,228

		17,201,514

	Electronic Components 3.7%
82,340	Chunghwa Precision Test Tech Co. Ltd. (Taiwan)	3,690,612
1,635,680	KCE Electronics Public Co. Ltd. (Thailand)	4,974,276
1,618,046	Sunny Optical Technology Group Co. Ltd. (China)	11,825,904
9,160,657	Tongda Group Holdings Ltd. (China)	3,241,563

		23,732,355

	Electronic Equipment & Instruments 0.4%
902,241	Chroma ATE, Inc.* (Taiwan)	2,732,667

	Fertilizers & Agricultural Chemicals 2.3%
108,726	Bayer CropScience Ltd. (India)	6,329,164
767,955	UPL Ltd. (India)	8,615,619

		14,944,783

	Financial Exchanges & Data 0.2%
126,476	JSE Ltd. (South Africa)	1,214,773

	Food Retail 1.6%
7,054	Avenue Supermarts Ltd.* (India)	69,231
107,976	BGF Retail Co. Ltd. (Korea)	10,138,138

		10,207,369

	Footwear 0.9%
98,536	CCC S.A. (Poland)	5,913,601

	General Merchandise Stores 1.1%
120,139	Magazine Luiza S.A.* (Brazil)	6,796,338

	Health Care Equipment 1.4%
159,780	DIO Corp.* (Korea)	4,586,371
90,688	InBody Co. Ltd. (Korea)	1,861,119
101,485	Value Added Technologies Co. Ltd. (Korea)	2,545,519

		8,993,009

	Health Care Facilities 1.2%
359,288	NMC Health plc (United Arab Emirates)	7,963,191

	Health Care Services 0.7%
297,325	Dr. Lal PathLabs Ltd. (India)	4,409,394

	Health Care Supplies 1.5%
18,540,589	Yestar Healthcare Holdings Co. (China)	9,614,434

	Highways & Railtracks 2.8%
2,895,650	EcoRodovias Infraestrutura e Logistica S.A. (Brazil)	8,361,552
12,826,196	Yuexiu Transport Infrastructure Ltd. (China)	9,885,983

		18,247,535

	Home Furnishings 3.4%
39,292	Hanssem Co. Ltd. (Korea)	7,729,804
11,657,581	Man Wah Holdings Ltd. (China)	9,255,263
520,878	Nien Made Enterprise Co. Ltd. (Taiwan)	4,858,152

		21,843,219

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)

Schedule of Investments (continued)

Shares		Value

	Home Improvement Retail 1.2%
26,834,471	Home Product Center Public Co. Ltd. (Thailand)	$7,535,908

	Hotels, Resorts & Cruise Lines 1.3%
7,633,635	Minor International Public Co. Ltd. (Thailand)	8,164,018

	Human Resource & Employment Services 1.1%
195,556	51job, Inc. ADR* (China)	7,169,083

	Hypermarkets & Super Centers 0.8%
776,545	Lenta Ltd.-REG S GDR* (Russia)	5,280,506

	Industrial Conglomerates 0.9%
8,458,539	KAP Industrial Holdings Ltd. (South Africa)	5,636,399

	Industrial Machinery 0.0%
30,808	Airtac International Group (Taiwan)	303,079

	Internet & Direct Marketing Retail 1.4%
264,370	MakeMyTrip Ltd.* (India)	9,147,202

	IT Consulting & Other Services 0.7%
449,972	EOH Holdings Ltd. (South Africa)	4,649,892

	Life & Health Insurance 0.8%
571,765	Max Financial Services Ltd. (India)	5,096,884

	Marine Ports & Services 1.2%
4,178,310	International Container Terminal Services, Inc. (Philippines)	7,486,399

	Movies & Entertainment 1.6%
760,457	IMAX China Holding, Inc.* (China)	3,914,081
80,798	Loen Entertainment, Inc. (Korea)	6,502,566

		10,416,647

	Multi-Sector Holdings 0.8%
220,247	GT Capital Holdings, Inc. (Philippines)	5,026,065

	Office Services & Supplies 1.2%
43,546	3M India Ltd.* (India)	7,685,348

	Oil & Gas Exploration & Production 0.8%
382,479	Parex Resources, Inc.* (Colombia)	4,875,000

	Other Diversified Financial Services 0.5%
157,177	PSG Group Ltd. (South Africa)	2,893,709

	Packaged Foods & Meats 4.6%
146,162	Britannia Industries Ltd. (India)	7,563,014
403,522	Manpasand Beverages Ltd.* (India)	4,381,043
705,542	Namchow Chemical Industrial Co. Ltd. (Taiwan)	1,439,336
491,422	Standard Foods Corp. (Taiwan)	1,221,166
1,399,294	Ulker Biskuvi Sanayi A.S. (Turkey)	7,107,256
3,895,243	Vitasoy International Holdings Ltd. (China)	7,738,860

		29,450,675

	Pharmaceuticals 1.7%
13,017,213	China Animal Healthcare Ltd.* *** (China)	16,750
263,308	Glenmark Pharmaceuticals Ltd. (India)	3,407,169
578,980	Natco Pharma Ltd. (India)	7,569,940

		10,993,859

	Property & Casualty Insurance 0.3%
1,376,540	Qualitas Controladora S.A.B. de C.V.** (Mexico)	2,252,049

Shares		Value

	Real Estate Operating Companies 1.9%
474,100	Iguatemi Empresa de Shopping Centers S.A. (Brazil)	$4,967,252
2,757,148	Parque Arauco S.A. (Chile)	7,353,788

		12,321,040

	Regional Banks 1.9%
756,168	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	4,515,057
440,826	Grupo Financiero Interacciones S.A. de C.V., Class O (Mexico)	2,048,464
32,295,660	PT Bank Tabungan Negara Tbk (Indonesia)	5,501,568

		12,065,089

	Research & Consulting Services 0.6%
663,410	Sporton International, Inc. (Taiwan)	3,902,733

	Restaurants 2.9%
1,921,808	Alsea S.A.B. de C.V. (Mexico)	6,420,654
402,303	Famous Brands Ltd.* (South Africa)	4,672,157
768,531	Gourmet Master Co. Ltd. (Taiwan)	7,269,289

		18,362,100

	Semiconductor Equipment 1.2%
169,239	Koh Young Technology, Inc. (Korea)	7,763,535

	Semiconductors 4.8%
656,645	ASPEED Technology, Inc. (Taiwan)	12,335,426
313,982	eMemory Technology, Inc.* (Taiwan)	4,444,435
590,352	Silergy Corp. (Taiwan)	10,895,514
659,760	Win Semiconductors Corp. (Taiwan)	2,935,407

		30,610,782

	Specialty Chemicals 2.2%
24,123,079	D&L Industries, Inc. (Philippines)	6,115,507
146,219	Frutarom Industries Ltd. (Israel)	8,172,057

		14,287,564

	Technology Hardware, Storage & Peripherals 1.8%
879,158	Ennoconn Corp. (Taiwan)	11,488,379

	Textiles 1.4%
6,776,773	Welspun India Ltd. (India)	9,095,184

	Thrifts & Mortgage Finance 1.2%
421,926	PNB Housing Finance Ltd.* (India)	7,732,224

	Total Common Stocks (cost $475,494,734)	621,065,317

	PREFERRED STOCKS 1.4%

	Personal Products 1.4%
19,648	LG Household & Health Care Ltd. (Korea)	8,960,458

	Total Preferred Stocks (cost $9,212,136)	8,960,458

	WARRANTS 0.0%

	Consumer Finance 0.0%
475,530	Srisawad Power 1979 Public Co. Ltd., expiring 05/29/20* (Thailand)	94,103

	Hotels, Resorts & Cruise Lines 0.0%
783,783	Minor International Public Co. Ltd., expiring 11/3/17* (Thailand)	70,252

	Total Warrants (cost $0)	164,355

MARCH 31, 2017 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.1%

	Repurchase Agreement 1.1%
$7,011,989	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $7,490,000 of United States Treasury Bonds 2.750% due 8/15/42; value $7,155,137; repurchase proceeds: $7,012,041 (cost $7,011,989)	$7,011,989

	Total Short-Term Investments (cost $7,011,989)	7,011,989

	Total Investments (cost $491,718,859) 99.4%§	637,202,119

	Other Assets less Liabilities 0.6%	3,875,613

	NET ASSETS 100.0%	$641,077,732

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 1.27%.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2017, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	5.2
Chile	1.2
China	12.0
Colombia	0.8
Czech Republic	0.7
India	21.4
Indonesia	1.3
Israel	1.3
Korea	11.5
Mexico	5.4
Pakistan	1.3
Philippines	4.0
Poland	2.3
Russia	1.9
South Africa	5.9
Taiwan	16.2
Thailand	5.2
Turkey	1.1
United Arab Emirates	1.3

TOTAL	100.0%

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 78.6%

	Aerospace & Defense 0.7%
484,905	Aselsan Elektronik Sanayi Ve Ticaret A.S. (Turkey)	$2,266,790

	Air Freight & Logistics 1.7%
4,065,527	Aramex PJSC (United Arab Emirates)	5,479,147

	Automobile Manufacturers 4.7%
1,236,704	Honda Atlas Cars Pakistan Ltd. (Pakistan)	8,824,331
405,261	Indus Motor Co. Ltd. (Pakistan)	6,169,918

		14,994,249

	Commodity Chemicals 0.9%
113,276	Berger Paints Bangladesh Ltd. (Bangladesh)	3,007,890

	Construction Materials 4.1%
1,278,100	DG Khan Cement Co. Ltd. (Pakistan)	2,831,620
1,281,342	Lucky Cement Ltd. (Pakistan)	10,206,489

		13,038,109

	Diversified Banks 17.9%
5,077,162	Banca Transilvania S.A. (Romania)	3,163,785
63,941	Banco Macro S.A. ADR (Argentina)	5,543,685
1,459,484	Bank for Foreign Trade of Vietnam JSC (Vietnam)	2,366,731
846,650	Commercial International Bank S.A.E (Egypt)	3,523,846
17,964	Credicorp Ltd. (Peru)	2,933,521
135,399	Grupo Financiero Galicia S.A. ADR (Argentina)	5,126,206
117,705	Grupo Supervielle S.A. ADR* (Argentina)	2,000,985
4,013,500	Habib Bank Ltd. (Pakistan)	10,335,251
62,845	Intergroup Financial Services Corp. (Peru)	2,073,885
758	Military Commercial Joint Stock Bank (Vietnam)	511
2,422,349	National Bank of Kuwait SAK (Kuwait)	5,229,812
222,891	TBC Bank Group plc* (Georgia)	4,180,526
4,781,670	United Bank Ltd. (Pakistan)	10,491,120

		56,969,864

	Diversified Real Estate Activities 2.8%
10,308,926	Ayala Land, Inc. (Philippines)	6,790,434
824,787	Consultatio S.A. (Argentina)	2,197,645

		8,988,079

	Electric Utilities 3.2%
186,698	Pampa Energia S.A. ADR* (Argentina)	10,122,766

	Food Retail 6.1%
206,344	BIM Birlesik Magazalar A.S. (Turkey)	3,173,693
3,494,889	CP ALL Public Co. Ltd. (Thailand)	6,000,683
2,983,976	Philippine Seven Corp. (Philippines)	10,110,133

		19,284,509

	Health Care Facilities 2.7%
392,147	NMC Health plc (United Arab Emirates)	8,691,471

	Industrial Conglomerates 1.2%
270,765	SM Investments Corp. (Philippines)	3,761,299

	Internet Software & Services 3.2%
47,689	MercadoLibre, Inc. (Brazil)	10,084,793

	Marine Ports & Services 0.2%
29,225	DP World Ltd. (United Arab Emirates)	628,337

	Multi-Line Insurance 0.3%
387,000	Bao Viet Holdings (Vietnam)	1,006,829

	Multi-Sector Holdings 3.9%
329,460	Ayala Corp. (Philippines)	5,548,454
306,017	GT Capital Holdings, Inc. (Philippines)	6,983,348

		12,531,802

Shares		Value

	Oil & Gas Refining & Marketing 0.9%
1,917,741	Pilipinas Shell Petroleum Corp.* (Philippines)	$2,751,915

	Oil & Gas Storage & Transportation 2.1%
468,693	Transportadora de Gas del Sur S.A. ADR* (Argentina)	6,664,814

	Other Diversified Financial Services 0.5%
505,052	FirstRand Ltd. (South Africa)	1,745,213

	Packaged Foods & Meats 5.7%
4,492,712	Century Pacific Food, Inc. (Philippines)	1,513,240
1,574,862	Olympic Industries Ltd. (Bangladesh)	5,633,143
1,772,815	Vietnam Dairy Products JSC (Vietnam)	11,164,333

		18,310,716

	Pharmaceuticals 8.1%
414,821	Abbott Laboratories Pakistan Ltd. (Pakistan)	3,699,873
1,576,262	Beximco Pharmaceuticals Ltd. (Bangladesh)	2,166,642
566,893	DHG Pharmaceutical JSC (Vietnam)	3,447,945
556,215	GlaxoSmithKline Consumer Healthcare Pakistan Ltd.* (Pakistan)	461,771
1,236,831	Searle Company Ltd. (The) (Pakistan)	7,456,617
2,460,462	Square Pharmaceuticals Ltd. (Bangladesh)	8,519,656

		25,752,504

	Real Estate Operating Companies 2.1%
11,696,783	SM Prime Holdings, Inc. (Philippines)	6,597,289

	Restaurants 1.2%
41,998	AmRest Holdings SE* (Poland)	3,674,838
3,302,616	Gulf National Holding Company* *** †† (Kuwait)	—

		3,674,838

	Steel 0.0%
6	Hoa Phat Group JSC (Vietnam)	8

	Technology Distributors 1.9%
2,935,200	FPT Corp. (Vietnam)	6,101,295

	Tobacco 0.7%
76,935	British American Tobacco Bangladesh Co. Ltd. (Bangladesh)	2,349,819

	Wireless Telecommunication Services 1.8%
31,732,738	Safaricom Ltd. (Kenya)	5,632,484

	Total Common Stocks (cost $186,072,614)	250,436,829

	PARTICIPATION NOTES 0.4%

	Packaged Foods & Meats 0.4%
39,556	Saudi Dairy & Foodstuff Co., HSBC Bank plc, expiring 6/04/18* (Saudi Arabia)	1,394,915

	Total Participation Notes (cost $1,232,471)	1,394,915

MARCH 31, 2017 (UNAUDITED)

Shares		Value

	PREFERRED STOCKS 2.2%

	Diversified Banks 2.2%
665,528	Banco Davivienda S.A. (Colombia)	$6,926,169

	Total Preferred Stocks (cost $6,693,722)	6,926,169

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.2%

	Repurchase Agreement 2.2%
$6,939,547	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $6,910,000 of United States Treasury Notes 0.375% due 7/15/25; value: $7,080,366; repurchase proceeds: $6,939,599 (cost $6,939,547)	$6,939,547

	Total Short-Term Investments (cost $6,939,547)	6,939,547

	Total Investments (cost $200,938,354) 83.4%§	265,697,460

	Other Assets less Liabilities 16.6%§§	53,055,369

	NET ASSETS 100.0%	$318,752,829

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

††Shares were received in a spinoff of Kuwait Foods Americana. The shares are not listed for trading.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 7.87%.

§§Other Assets less Liabilities included naira, the Nigerian currency, which was fair valued during the period (see Note 13).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2017, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	12.2
Bangladesh	8.4
Brazil	3.9
Colombia	2.7
Egypt	1.4
Georgia	1.6
Kenya	2.2
Kuwait	2.0
Pakistan	23.4
Peru	1.9
Philippines	17.0
Poland	1.4
Romania	1.2
Saudi Arabia	0.6
South Africa	0.7
Thailand	2.3
Turkey	2.1
United Arab Emirates	5.7
Vietnam	9.3

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.1%

	Airlines 3.1%
10,787	Allegiant Travel Co.	$1,728,616
27,069	Spirit Airlines, Inc.*	1,436,552

		3,165,168

	Application Software 8.0%
17,559	Aveva Group plc (United Kingdom)	428,994
50,520	Callidus Software, Inc.*	1,078,602
19,339	Globant S.A.* (Argentina)	703,939
26,071	HubSpot, Inc.*	1,578,599
6,391	Tyler Technologies, Inc.*	987,793
10,256	Ultimate Software Group, Inc. (The)*	2,002,074
44,863	Zendesk, Inc.*	1,257,958

		8,037,959

	Auto Parts & Equipment 0.7%
15,349	Linamar Corp. (Canada)	698,170

	Biotechnology 7.5%
78,444	Abcam plc (United Kingdom)	811,322
41,099	Exact Sciences Corp.*	970,758
7,834	Medytox, Inc. (Korea)	3,243,443
89,818	Sangamo Therapeutics, Inc.*	467,054
33,129	Seattle Genetics, Inc.*	2,082,489

		7,575,066

	Building Products 4.2%
179,001	Somany Ceramics Ltd. (India)	1,896,278
33,626	Trex Co., Inc.*	2,333,308

		4,229,586

	Consumer Finance 4.3%
43,767	Bajaj Finance Ltd. (India)	791,257
63,537	Cholamandalam Investment and Finance Co. Ltd. (India)	944,078
7,714	Credit Acceptance Corp.*	1,538,249
845,561	Srisawad Power 1979 Public Co. Ltd. (Thailand)	1,064,256

		4,337,840

	Diversified Chemicals 1.0%
95,598	Pidilite Industries Ltd. (India)	1,026,278

	Diversified Real Estate Activities 0.9%
51,222	Patrizia Immobilien AG* (Germany)	907,084

	Diversified Support Services 2.0%
32,875	Copart, Inc.*	2,035,949

	Drug Retail 1.1%
7,090	Ain Holdings, Inc. (Japan)	478,271
3,370	Cosmos Pharmaceutical Corp. (Japan)	658,078

		1,136,349

	Electrical Components & Equipment 0.9%
68,841	Voltronic Power Technology Corp. (Taiwan)	918,863

	Fertilizers & Agricultural Chemicals 0.8%
72,192	UPL Ltd. (India)	809,916

	Food Retail 0.0%
2,868	Avenue Supermarts Ltd.* (India)	28,148

	General Merchandise Stores 2.8%
47,800	Ollie’s Bargain Outlet Holdings, Inc.*	1,601,300
28,784	Seria Co. Ltd. (Japan)	1,241,024

		2,842,324

Shares		Value

	Health Care Equipment 2.2%
12,869	Cochlear Ltd. (Australia)	$1,329,570
31,620	DIO Corp.* (Korea)	907,629

		2,237,199

	Health Care Facilities 1.8%
95,647	Ensign Group, Inc. (The)	1,798,163

	Health Care Services 1.0%
64,377	Dr. Lal PathLabs Ltd. (India)	954,725

	Health Care Supplies 1.1%
15,620	Sartorius Stedim Biotech (France)	1,052,294

	Health Care Technology 0.5%
21,480	M3, Inc. (Japan)	533,093

	Highways & Railtracks 1.5%
504,700	EcoRodovias Infraestrutura e Logistica S.A. (Brazil)	1,457,384

	Homebuilding 2.8%
28,113	Installed Building Products, Inc.*	1,482,961
39,666	LGI Homes, Inc.*	1,345,074

		2,828,035

	Industrial Machinery 1.3%
440,543	Rotork plc (United Kingdom)	1,342,910

	Internet & Direct Marketing Retail 4.4%
91,309	MakeMyTrip Ltd.* (India)	3,159,291
31,350	Wayfair, Inc., Class A*	1,269,362

		4,428,653

	Internet Software & Services 9.9%
14,557	Cimpress N.V.*	1,254,668
46,886	Cornerstone OnDemand, Inc.*	1,823,396
22,270	Dip Corp. (Japan)	485,887
43,282	Envestnet, Inc.*	1,398,009
44,698	Gurunavi, Inc. (Japan)	935,474
13,247	MercadoLibre, Inc. (Brazil)	2,801,343
9,951	Rightmove plc (United Kingdom)	497,208
30,415	SMS Co. Ltd. (Japan)	771,235

		9,967,220

	IT Consulting & Other Services 1.4%
21,958	Luxoft Holding, Inc.* (Switzerland)	1,373,473

	Life & Health Insurance 2.3%
392,191	ICICI Prudential Life Insurance Co. Ltd. (India)	2,319,867

	Managed Health Care 2.5%
60,162	HealthEquity, Inc.*	2,553,877

	Movies & Entertainment 1.1%
13,950	Loen Entertainment, Inc. (Korea)	1,122,686

	Office Services & Supplies 1.4%
5,495	3M India Ltd.* (India)	969,802
116,680	IWG plc (United Kingdom)	466,341

		1,436,143

	Packaged Foods & Meats 1.3%
117,660	Manpasand Beverages Ltd.* (India)	1,277,436

	Pharmaceuticals 3.1%
14,891	Intra-Cellular Therapies, Inc.*	241,979
12,972	Ipsen S.A. (France)	1,297,500
117,017	Natco Pharma Ltd. (India)	1,529,952

		3,069,431

MARCH 31, 2017 (UNAUDITED)

Shares		Value

	Regional Banks 5.1%
19,184	Eagle Bancorp, Inc.*	$1,145,285
18,751	Metro Bank plc* (United Kingdom)	764,467
10,552	Signature Bank*	1,565,811
20,125	Texas Capital Bancshares, Inc.*	1,679,431

		5,154,994

	Research & Consulting Services 1.3%
41,000	Nihon M&A Center, Inc. (Japan)	1,333,154

	Restaurants 2.8%
23,692	Chuy’s Holdings, Inc.*	706,022
28,231	Domino’s Pizza Enterprises Ltd. (Australia)	1,253,560
36,072	Fiesta Restaurant Group, Inc.*	872,942

		2,832,524

	Semiconductors 4.6%
47,640	Cavium, Inc.*	3,413,883
13,518	Melexis N.V. (Belgium)	1,171,129

		4,585,012

	Specialized Finance 0.8%
21,474	Banca IFIS S.p.A. (Italy)	823,101

	Specialty Chemicals 1.1%
20,329	Frutarom Industries Ltd. (Israel)	1,136,171

	Specialty Stores 1.6%
21,338	Five Below, Inc.*	924,149
65,558	XXL ASA (Norway)	713,898

		1,638,047

	Systems Software 1.0%
19,531	CyberArk Software Ltd.* (Israel)	993,542

	Trading Companies & Distributors 2.0%
37,100	MISUMI Group, Inc. (Japan)	670,486
44,200	MonotaRO Co. Ltd. (Japan)	1,365,741

		2,036,227

	Trucking 1.9%
59,941	Knight Transportation, Inc.	1,879,150

	Total Common Stocks (cost $71,944,911)	99,913,211

Shares		Value

	WARRANTS 0.0%

	Consumer Finance 0.0%
89,968	Srisawad Power 1979 Public Co. Ltd., expiring 05/29/20* (Thailand)	$17,804

	Total Warrants (cost $0)	17,804

	Total Investments (cost $71,944,911) 99.1%§	99,931,015

	Other Assets less Liabilities 0.9%	874,424

	NET ASSETS 100.0%	$100,805,439

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 1.13%. See Notes to Financial Statements.

At March 31, 2017, Wasatch Global Opportunities Fund’s investments, were in the following countries:

Country	%
Argentina	0.7
Australia	2.6
Belgium	1.2
Brazil	4.3
Canada	0.7
France	2.3
Germany	0.9
India	15.7
Israel	2.1
Italy	0.8
Japan	8.5
Korea	5.3
Norway	0.7
Switzerland	1.4
Taiwan	0.9
Thailand	1.1
United Kingdom	4.3
United States	46.5

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.1%

	Airport Services 0.6%
1,376,972	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	$7,458,437

	Apparel, Accessories & Luxury Goods 2.6%
766,603	Moncler S.p.A. (Italy)	16,789,679
523,310	Ted Baker plc (United Kingdom)	18,096,087

		34,885,766

	Application Software 2.9%
603,115	Aveva Group plc (United Kingdom)	14,735,040
1,360,333	Computer Modelling Group Ltd. (Canada)	10,587,244
3,339,366	Technology One Ltd. (Australia)	13,088,039

		38,410,323

	Asset Management & Custody Banks 0.5%
671,002	Burford Capital Ltd. (United Kingdom)	6,473,380

	Auto Parts & Equipment 1.1%
323,722	Linamar Corp. (Canada)	14,724,927

	Biotechnology 4.1%
3,004,053	Abcam plc (United Kingdom)	31,069,999
56,600	Medytox, Inc. (Korea)	23,433,605

		54,503,604

	Construction & Engineering 0.7%
365,690	Badger Daylighting Ltd. (Canada)	9,610,757

	Consumer Finance 1.8%
774,373	Cholamandalam Investment and Finance Co. Ltd. (India)	11,506,180
7,926,290	Gentera S.A.B. de C.V. (Mexico)	13,090,354

		24,596,534

	Diversified Banks 0.4%
212,084	Secure Trust Bank plc (United Kingdom)	5,479,149

	Diversified Real Estate Activities 1.5%
1,148,833	Patrizia Immobilien AG* (Germany)	20,344,542

	Drug Retail 6.6%
229,248	Ain Holdings, Inc. (Japan)	15,464,407
2,296,976	Clicks Group Ltd. (South Africa)	21,931,809
140,987	Cosmos Pharmaceutical Corp. (Japan)	27,531,280
919,200	Raia Drogasil S.A. (Brazil)	17,226,558
134,971	Sugi Holdings Co. Ltd. (Japan)	6,195,112

		88,349,166

	Electrical Components & Equipment 1.9%
1,070,395	Amara Raja Batteries Ltd.* (India)	14,736,785
790,233	Voltronic Power Technology Corp. (Taiwan)	10,547,726

		25,284,511

	Electronic Equipment & Instruments 2.1%
632,454	Ai Holdings Corp. (Japan)	15,025,966
1,076,051	Halma plc (United Kingdom)	13,805,413

		28,831,379

	Fertilizers & Agricultural Chemicals 0.9%
1,119,361	UPL Ltd. (India)	12,558,012

	General Merchandise Stores 2.9%
913,526	Seria Co. Ltd. (Japan)	39,386,731

	Health Care Distributors 0.7%
464,800	Japan Lifeline Co. Ltd. (Japan)	8,917,747

Shares		Value

	Health Care Equipment 2.0%
261,310	Cochlear Ltd. (Australia)	$26,997,421

	Health Care Services 0.7%
594,481	Dr. Lal PathLabs Ltd. (India)	8,816,281

	Health Care Supplies 2.2%
2,797,617	Nanosonics Ltd.* (Australia)	6,625,874
343,937	Sartorius Stedim Biotech (France)	23,170,488

		29,796,362

	Health Care Technology 0.9%
489,360	M3, Inc. (Japan)	12,144,990

	Home Furnishings 0.8%
1,222,774	Nien Made Enterprise Co. Ltd. (Taiwan)	11,404,632

	Home Improvement Retail 0.9%
43,645,500	Home Product Center Public Co. Ltd. (Thailand)	12,256,939

	Hotels, Resorts & Cruise Lines 2.6%
964,920	Corporate Travel Management Ltd. (Australia)	14,766,088
18,367,513	Minor International Public Co. Ltd. (Thailand)	19,643,685

		34,409,773

	Household Products 0.6%
272,284	Pigeon Corp. (Japan)	8,694,598

	Industrial Machinery 1.6%
6,828,139	Rotork plc (United Kingdom)	20,814,263

	Internet & Direct Marketing Retail 2.7%
252,221	ASOS plc* (United Kingdom)	19,102,672
1,757,020	Trade Me Group Ltd. (New Zealand)	6,318,470
75,019	zooplus AG* (Germany)	11,016,165

		36,437,307

	Internet Software & Services 8.1%
373,344	Dip Corp. (Japan)	8,145,626
1,030,307	Gurunavi, Inc. (Japan)	21,563,059
1,533,500	Infomart Corp. (Japan)	8,760,496
194,587	Rightmove plc (United Kingdom)	9,722,670
449,259	Scout24 AG* (Germany)	15,025,096
777,207	SMS Co. Ltd. (Japan)	19,707,674
74,655	XING AG (Germany)	15,442,572
2,220,122	ZPG plc (United Kingdom)	10,097,178

		108,464,371

	IT Consulting & Other Services 1.1%
842,049	Altran Technologies S.A.* (France)	14,175,138

	Leisure Products 0.4%
529,344	Yonex Co. Ltd. (Japan)	5,881,600

	Life & Health Insurance 1.3%
1,914,121	Max Financial Services Ltd. (India)	17,063,047

	Life Sciences Tools & Services 2.7%
2,312,152	Clinigen Healthcare Ltd.* (United Kingdom)	23,030,326
80,470	Tecan Group AG (Switzerland)	12,862,024

		35,892,350

	Movies & Entertainment 1.5%
509,753	CTS Eventim AG & Co KGaA (Germany)	19,729,224

	Multi-Sector Holdings 1.4%
847,156	GT Capital Holdings, Inc. (Philippines)	19,332,210

	Office Services & Supplies 1.5%
5,169,957	IWG plc (United Kingdom)	20,663,038

MARCH 31, 2017 (UNAUDITED)

Shares		Value

	Oil & Gas Equipment & Services 2.4%
302,261	Pason Systems, Inc. (Canada)	$4,366,232
456,570	ShawCor Ltd. (Canada)	13,365,620
669,197	TGS-NOPEC Geophysical Co. ASA (Norway)	14,184,838

		31,916,690

	Packaged Foods & Meats 2.4%
16,385,449	Vitasoy International Holdings Ltd. (China)	32,553,733

	Pharmaceuticals 2.9%
391,255	Ipsen S.A. (France)	39,134,557

	Property & Casualty Insurance 0.7%
5,332,656	Qualitas Controladora S.A.B. de C.V.** (Mexico)	8,724,339

	Regional Banks 2.0%
604,053	Canadian Western Bank (Canada)	13,367,884
338,844	Metro Bank plc* (United Kingdom)	13,814,460

		27,182,344

	Research & Consulting Services 1.8%
750,600	Nihon M&A Center, Inc. (Japan)	24,406,467

	Restaurants 2.0%
726,300	Create Restaurants Holdings, Inc. (Japan)	6,445,562
474,653	Domino’s Pizza Enterprises Ltd. (Australia)	21,076,332

		27,521,894

	Semiconductor Equipment 0.5%
411,100	Japan Material Co. Ltd. (Japan)	6,823,972

	Semiconductors 2.8%
229,315	Melexis N.V. (Belgium)	19,866,662
985,999	Silergy Corp. (Taiwan)	18,197,559

		38,064,221

	Soft Drinks 0.6%
453,622	Fevertree Drinks plc (United Kingdom)	8,553,565

	Specialized Finance 1.0%
345,468	Banca IFIS S.p.A. (Italy)	13,241,829

	Specialty Chemicals 4.0%
322,220	Chr. Hansen Holding A/S (Denmark)	20,681,667
238,362	Frutarom Industries Ltd. (Israel)	13,321,852
1,975,105	Hexpol AB (Sweden)	20,256,583

		54,260,102

	Specialty Stores 1.1%
1,357,896	XXL ASA (Norway)	14,786,899

	Systems Software 1.4%
346,709	Kinaxis, Inc.* (Canada)	19,337,073

	Technology Hardware, Storage & Peripherals 0.9%
889,305	Ennoconn Corp. (Taiwan)	11,620,975

	Thrifts & Mortgage Finance 1.4%
1,036,827	PNB Housing Finance Ltd.* (India)	19,000,911

	Trading Companies & Distributors 5.9%
898,612	Diploma plc (United Kingdom)	11,922,978
1,506,315	MISUMI Group, Inc. (Japan)	27,222,723
793,012	MonotaRO Co. Ltd. (Japan)	24,503,380
745,323	Richelieu Hardware Ltd. (Canada)	15,412,552

		79,061,633

	Total Common Stocks (cost $1,012,699,509)	1,318,979,713

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.7%

	Repurchase Agreement 0.7%
$8,797,037	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $8,760,000 of United States Treasury Notes 0.375% due 7/15/25; value $8,975,978; repurchase proceeds: $8,797,103 (cost $8,797,037)	$8,797,037

	Total Short-Term Investments (cost $8,797,037)	8,797,037

	Total Investments (cost $1,021,496,546) 98.8%§	1,327,776,750

	Other Assets less Liabilities 1.2%	15,569,175

	NET ASSETS 100.0%	$1,343,345,925

*Non-income producing.

**Common units.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 0.99%.

See Notes to Financial Statements.

At March 31, 2017, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	6.3
Belgium	1.5
Brazil	1.3
Canada	7.6
China	2.5
Denmark	1.6
France	5.8
Germany	6.2
India	6.3
Israel	1.0
Italy	2.3
Japan	21.7
Korea	1.8
Mexico	2.2
New Zealand	0.5
Norway	2.2
Philippines	1.5
South Africa	1.7
Sweden	1.5
Switzerland	1.0
Taiwan	3.9
Thailand	2.4
United Kingdom	17.2

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.7%

	Advertising 0.5%
20,000,000	Plan B Media Public Co. Ltd. (Thailand)	$3,492,179

	Aerospace & Defense 0.5%
250,000	Avon Rubber plc (United Kingdom)	3,011,659

	Air Freight & Logistics 2.8%
1,865,216	Allcargo Global Logistics Ltd. (India)	4,796,967
1,453,468	Freightways Ltd. (New Zealand)	7,631,417
43,334	ID Logistics Group* (France)	6,157,663

		18,586,047

	Apparel, Accessories & Luxury Goods 0.2%
322,000	Bon Fame Co. Ltd. (Taiwan)	1,262,849

	Application Software 3.0%
670,000	Computer Modelling Group Ltd. (Canada)	5,214,498
884,970	GB Group plc (United Kingdom)	3,248,723
429,135	Linx S.A. (Brazil)	2,275,488
559,050	Logo Yazilim Sanayi Ve Ticaret A.S.* (Turkey)	8,590,830

		19,329,539

	Asset Management & Custody Banks 1.4%
2,897,180	Peregrine Holdings Ltd. (South Africa)	5,929,866
350,000	Sanne Group plc (United Kingdom)	3,027,947

		8,957,813

	Auto Parts & Equipment 2.3%
173,368	FIEM Industries Ltd. (India)	2,563,075
1,090,609	Hu Lane Associate, Inc. (Taiwan)	5,427,436
120,000	UNIWHEELS AG (Poland)	7,141,236

		15,131,747

	Automobile Manufacturers 0.9%
1,047,900	PAK Suzuki Motor Co. Ltd. (Pakistan)	6,187,638

	Automotive Retail 1.1%
2,584,000	Hascol Petroleum Ltd. (Pakistan)	7,336,411

	Brewers 3.2%
685,845	Carlsberg Brewery Malaysia Berhad, Class B (Malaysia)	2,324,636
250,000	Kopparbergs Bryggeri AB, Class B (Sweden)	5,872,900
197,574	Olvi Oyj, Class A (Finland)	5,695,057
160,100	Royal UNIBREW A/S (Denmark)	6,742,768

		20,635,361

	Building Products 0.6%
3,000,000	Concepcion Industrial Corp. (Philippines)	3,736,921

	Commodity Chemicals 3.7%
980,135	Berger Paints India Ltd. (India)	3,658,809
420,387	Gulf Oil Lubricants India Ltd. (India)	4,564,146
288,077	Supreme Industries Ltd. (India)	4,853,411
428,810	Tikkurila Oyj (Finland)	8,691,634
830,500	Yung Chi Paint & Varnish Manufacturing Co. Ltd. (Taiwan)	2,203,353

		23,971,353

	Communications Equipment 1.0%
699,000	Advanced Ceramic X Corp. (Taiwan)	6,865,024

	Construction & Engineering 1.5%
364,113	Badger Daylighting Ltd. (Canada)	9,569,312

	Consumer Finance 0.8%
1,958,162	Unifin Financiera SAPI de C.V. SOFOM (Mexico)	5,009,866

Shares		Value

	Department Stores 0.3%
183,078	Poya Co. Ltd. (Taiwan)	$2,154,036

	Diversified Banks 1.2%
7,295,461	BRAC Bank Ltd. (Bangladesh)	7,894,359

	Diversified Support Services 1.8%
1,000,000	Clipper Logistics plc (United Kingdom)	4,754,757
800,000	Prestige International, Inc. (Japan)	7,207,402

		11,962,159

	Drug Retail 1.2%
2,486,917	Green Cross Health Ltd. (New Zealand)	3,870,189
90,000	Kusuri no Aoki Holdings Co. Ltd. (Japan)	4,013,743

		7,883,932

	Electrical Components & Equipment 1.2%
252,355	Amara Raja Batteries Ltd.* (India)	3,474,326
332,627	Voltronic Power Technology Corp. (Taiwan)	4,439,777

		7,914,103

	Electronic Equipment & Instruments 2.3%
59,680	Isra Vision AG (Germany)	7,767,327
1,015,769	Smart Marketing Systems plc (United Kingdom)	7,400,503

		15,167,830

	Financial Exchanges & Data 0.6%
1,246,129	Morningstar Japan KK (Japan)	3,727,306

	Food Retail 5.5%
22,925,008	7-Eleven Malaysia Holdings Berhad, Class B (Malaysia)	8,288,332
177,544	Axial Retailing, Inc. (Japan)	6,761,758
3,659,043	Philippine Seven Corp. (Philippines)	12,397,356
122,973	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	5,224,528
5,000,000	Sheng Siong Group Ltd. (Singapore)	3,377,775

		36,049,749

	General Merchandise Stores 2.3%
349,544	Seria Co. Ltd. (Japan)	15,070,612

	Health Care Equipment 1.3%
70,000	STRATEC Biomedical AG (Germany)	4,200,524
75,000	Vieworks Co. Ltd. (Korea)	4,325,762

		8,526,286

	Health Care Facilities 0.7%
1,831,581	Shifa International Hospitals Ltd. (Pakistan)	4,613,285

	Health Care Services 0.5%
157,400	BML, Inc. (Japan)	3,465,260

	Health Care Supplies 1.3%
1,130,540	Advanced Medical Solutions Group plc (United Kingdom)	3,427,819
2,010,645	Nanosonics Ltd.* (Australia)	4,762,010

		8,189,829

	Health Care Technology 0.9%
109,300	Nexus AG (Germany)	2,355,928
139,831	RaySearch Laboratories AB (Sweden)	3,667,176

		6,023,104

	Home Improvement Retail 1.8%
515,000	Byggmax Group AB (Sweden)	3,534,621
4,650,000	Italtile Ltd. (South Africa)	4,776,074
56,127,000	PT Ace Hardware Indonesia Tbk (Indonesia)	3,474,899

		11,785,594

MARCH 31, 2017 (UNAUDITED)

Shares		Value

	Human Resource & Employment Services 2.5%
737,600	en-japan, Inc. (Japan)	$16,430,863

	Industrial Machinery 0.5%
976,000	Sumeeko Industries Co. Ltd. (Taiwan)	3,232,693

	Insurance Brokers 1.2%
1,330,366	FPC Par Corretora de Seguros S.A. (Brazil)	7,542,962

	Internet & Direct Marketing Retail 5.7%
350,000	Open Door, Inc.* (Japan)	9,604,330
2,252,425	Trade Me Group Ltd. (New Zealand)	8,100,010
1,429,208	Webjet Ltd. (Australia)	12,535,179
924,400	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	6,816,962

		37,056,481

	Internet Software & Services 9.4%
1,069,249	Dip Corp. (Japan)	23,328,894
551,399	Gurunavi, Inc. (Japan)	11,540,103
1,759,600	Infomart Corp. (Japan)	10,052,148
480,500	Istyle, Inc. (Japan)	3,953,454
281,300	SMS Co. Ltd. (Japan)	7,132,937
26,252	XING AG (Germany)	5,430,291

		61,437,827

	Investment Banking & Brokerage 4.1%
543,500	M&A Capital Partners Co. Ltd.* (Japan)	26,752,717

	IT Consulting & Other Services 1.4%
69,205	CANCOM SE (Germany)	3,907,709
506,371	EOH Holdings Ltd. (South Africa)	5,232,705

		9,140,414

	Office Services & Supplies 0.4%
4,603,600	Riverstone Holdings Ltd. (Singapore)	2,846,705

	Oil & Gas Refining & Marketing 0.3%
6,429	Hankook Shell Oil Co. Ltd. (Korea)	2,285,190

	Other Diversified Financial Services 0.7%
45,891	Hypoport AG* (Germany)	4,297,402

	Packaged Foods & Meats 5.9%
2,425,036	Cloetta AB, Class B (Sweden)	9,580,363
257,500	Dutch Lady Milk Industries Berhad (Malaysia)	3,341,012
271,600	Kotobuki Spirits Co. Ltd. (Japan)	6,677,169
29,364,454	PT Nippon Indosari Corpindo Tbk (Indonesia)	3,393,588
49,200,981	RFM Corp. (Philippines)	4,706,820
1,651,562	TAT Gida Sanayi A.S. (Turkey)	3,444,494
3,743,120	Vitasoy International Holdings Ltd. (China)	7,436,630

		38,580,076

	Personal Products 1.8%
7,539,825	Karex Berhad (Malaysia)	3,680,041
309,832	Sarantis S.A. (Greece)	3,824,217
800,000	TCI Co. Ltd. (Taiwan)	4,521,711

		12,025,969

	Pharmaceuticals 0.6%
28,885,100	PT Kimia Farma Persero Tbk (Indonesia)	3,890,942

	Real Estate Services 0.3%
618,593	Purplebricks Group plc* (United Kingdom)	2,201,101

Shares		Value

	Regional Banks 1.0%
1,129,226	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	$6,742,575

	Reinsurance 0.9%
23,000,000	Thaire Life Assurance Public Co. Ltd. (Thailand)	5,789,742

	Restaurants 7.9%
138,048	AmRest Holdings SE* (Poland)	12,079,244
144,900	Arcland Service Holdings Co. Ltd. (Japan)	3,982,700
696,953	Famous Brands Ltd.* (South Africa)	8,094,083
182,400	Hiday Hidaka Corp. (Japan)	3,943,562
87,200	Kura Corp. (Japan)	3,642,145
128,185	MTY Food Group, Inc. (Canada)	4,809,890
906,508	Patisserie Holdings plc (United Kingdom)	3,546,424
2,410,957	Restaurant Brands New Zealand Ltd. (New Zealand)	9,210,938
643,059	Retail Food Group Ltd. (Australia)	2,618,612

		51,927,598

	Semiconductor Equipment 0.6%
246,000	Japan Material Co. Ltd. (Japan)	4,083,428

	Soft Drinks 1.4%
123,574,320	Pepsi-Cola Products Philippines, Inc. (Philippines)	9,161,863

	Specialty Chemicals 1.9%
973,719	DuluxGroup Ltd. (Australia)	4,857,804
703,599	Scapa Group plc (United Kingdom)	3,118,446
989,644	SH Kelkar & Co. Ltd.* (India)	4,512,722

		12,488,972

	Thrifts & Mortgage Finance 1.8%
174,187	Can Fin Homes Ltd. (India)	5,668,085
111,692	Equitable Group, Inc. (Canada)	5,826,277

		11,494,362

	Total Common Stocks (cost $510,086,853)	632,921,045

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.3%

	Repurchase Agreement 4.3%
$28,312,542	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $30,655,000 of United States Treasury Notes 1.625% due 5/15/26; value: $28,881,762; repurchase proceeds: $28,312,754 (cost $28,312,542)	$28,312,542

	Total Short-Term Investments (cost $28,312,542)	28,312,542

	Total Investments (cost $538,399,395) 101.0%§	661,233,587

	Liabilities less Other Assets (1.0%)§§	(6,501,466)

	NET ASSETS 100.0%	$654,732,121

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 0.80%.

§§Liabilities less Other Assets included naira, the Nigerian currency, which was fair valued during the period (see Note 13).

See Notes to Financial Statements.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments (continued)

At March 31, 2017, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	3.9
Bangladesh	1.2
Brazil	1.5
Canada	4.0
China	1.2
Denmark	1.1
Finland	2.3
France	1.0
Germany	4.4
Greece	0.6
India	5.4
Indonesia	1.7
Israel	0.8
Japan	28.2
Korea	1.0
Malaysia	2.8
Mexico	1.9
New Zealand	4.5
Pakistan	2.9
Philippines	4.7
Poland	3.0
Singapore	1.0
South Africa	3.8
Sweden	3.6
Taiwan	4.8
Thailand	1.5
Turkey	1.9
United Kingdom	5.3

TOTAL	100.0%

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.3%

	Communications Equipment 3.8%
211,861	Cisco Systems, Inc.	$7,160,902

	Diversified Banks 13.8%
110,390	Citigroup, Inc.	6,603,530
211,010	ING Groep N.V. ADR (Netherlands)	3,184,141
84,129	JPMorgan Chase & Co.	7,389,891
56,317	US Bancorp	2,900,326
104,326	Wells Fargo & Co.	5,806,785

		25,884,673

	Diversified REITs 1.6%
114,512	Select Income REIT	2,953,264

	Drug Retail 2.7%
65,148	CVS Health Corp.	5,114,118

	Electric Utilities 8.5%
103,340	Duke Energy Corp.	8,474,913
208,695	Exelon Corp.	7,508,846

		15,983,759

	Electrical Components & Equipment 2.0%
51,843	Eaton Corp. plc	3,844,158

	Health Care Distributors 1.5%
35,558	Cardinal Health, Inc.	2,899,755

	Health Care Equipment 2.2%
50,869	Medtronic plc	4,098,007

	Health Care REITs 1.4%
95,598	Care Capital Properties, Inc.	2,568,718

	Household Products 3.6%
75,380	Procter & Gamble Co. (The)	6,772,893

	Hypermarkets & Super Centers 4.3%
112,917	Wal-Mart Stores, Inc.	8,139,057

	Industrial Conglomerates 3.8%
241,389	General Electric Co.††	7,193,392

	Integrated Oil & Gas 10.1%
73,196	Chevron Corp.	7,859,055
106,695	Royal Dutch Shell plc ADR (Netherlands)	5,626,027
179,250	Suncor Energy, Inc. (Canada)	5,511,937

		18,997,019

	Integrated Telecommunication Services 2.7%
102,270	Verizon Communications, Inc.	4,985,663

	Investment Banking & Brokerage 2.5%
20,758	Goldman Sachs Group, Inc. (The)	4,768,528

	Multi-Line Insurance 2.5%
75,511	American International Group, Inc.	4,714,152

	Oil & Gas Equipment & Services 3.5%
29,820	Halliburton Co.	1,467,442
65,467	Schlumberger Ltd.	5,112,973

		6,580,415

	Pharmaceuticals 10.5%
179,500	Astellas Pharma, Inc. (Japan)	2,363,667
72,771	Johnson & Johnson	9,063,628
241,107	Pfizer, Inc.	8,248,270

		19,675,565

Shares		Value

	Property & Casualty Insurance 1.6%
44,489	Axis Capital Holdings Ltd.	$2,982,098

	Regional Banks 3.0%
47,314	PNC Financial Services Group, Inc.	5,689,035

	Specialized REITs 2.3%
58,428	EPR Properties	4,302,054

	Systems Software 5.7%
58,023	Microsoft Corp.	3,821,395
153,664	Oracle Corp.	6,854,951

		10,676,346

	Technology Hardware, Storage & Peripherals 2.5%
32,409	Apple, Inc.	4,655,877

	Tobacco 1.2%
26,102	KT & G Corp. (Korea)	2,275,727

	Total Common Stocks (cost $146,994,166)	182,915,175

Principal Amount		Value
	SHORT-TERM INVESTMENTS 0.7%

	Repurchase Agreement 0.7%
$1,373,298	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $1,470,000 of United States Treasury Bonds 2.750% due 8/15/42; value: $1,404,279; repurchase proceeds: $1,373,309†† (cost $1,373,298)	$1,373,298

	Total Short-Term Investments (cost $1,373,298)	1,373,298

	Total Investments (cost $148,367,464) 98.0%	184,288,473

	Other Assets less Liabilities 2.0%	3,672,174

	NET ASSETS 100.0%	$187,960,647

††All or a portion of this security has been designated as collateral for call options written. As of March 31, 2017, the call options written were no longer held; therefore, the collateral will be subsequently released.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2017, Wasatch Large Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	3.0
Japan	1.3
Korea	1.3
Netherlands	4.8
United States	89.6

TOTAL	100.0%

WASATCH LONG/SHORT FUND (FMLSX / WILSX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 86.3%

	Airlines 2.1%
52,085	United Continental Holdings, Inc.* ††	$3,679,284

	Apparel, Accessories & Luxury Goods 4.3%
196,826	Michael Kors Holdings Ltd.*	7,501,039

	Automobile Manufacturers 2.8%
137,740	General Motors Co.††	4,870,486

	Biotechnology 4.0%
42,218	Amgen, Inc.††	6,926,707

	Communications Equipment 2.3%
119,213	Cisco Systems, Inc.††	4,029,399

	Department Stores 2.8%
162,578	Macy’s, Inc.††	4,818,812

	Diversified Banks 3.2%
92,490	Citigroup, Inc.††	5,532,752

	Electrical Components & Equipment 1.4%
41,950	Emerson Electric Co.††	2,511,127

	Fertilizers & Agricultural Chemicals 4.7%
27,073	Monsanto Co.††	3,064,664
178,000	Mosaic Co. (The)††	5,194,040

		8,258,704

	Food Retail 2.0%
117,861	Whole Foods Market, Inc.††	3,502,829

	Health Care Distributors 4.0%
47,341	McKesson Corp.††	7,018,777

	Health Care Equipment 3.6%
76,880	Medtronic plc	6,193,453

	Hotels, Resorts & Cruise Lines 1.0%
114,500	Extended Stay America, Inc.	1,825,130

	Hypermarkets & Super Centers 1.8%
43,205	Wal-Mart Stores, Inc.††	3,114,216

	Integrated Telecommunication Services 1.9%
68,920	Verizon Communications, Inc.††	3,359,850

	Internet Software & Services 1.6%
46,830	Akamai Technologies, Inc.* ††	2,795,751

	Oil & Gas Exploration & Production 6.6%
81,242	Anadarko Petroleum Corp.††	5,037,004
692,029	Bill Barrett Corp.* ††	3,148,732
30,605	Range Resources Corp.	890,606
307,766	Southwestern Energy Co.* ††	2,514,448

		11,590,790

	Oil & Gas Refining & Marketing 1.6%
40,880	Valero Energy Corp.	2,709,935

	Pharmaceuticals 8.9%
22,185	Allergan plc††	5,300,440
30,040	Johnson & Johnson††	3,741,482
45,364	Novartis AG ADR (Switzerland)	3,369,184
57,996	Zoetis, Inc.††	3,095,247

		15,506,353

Shares		Value

	Regional Banks 3.6%
176,465	KeyCorp††	$3,137,548
26,170	PNC Financial Services Group, Inc.	3,146,681

		6,284,229

	Semiconductors 7.7%
132,568	Mellanox Technologies Ltd.*	6,754,340
117,677	QUALCOMM, Inc.	6,747,599

		13,501,939

	Specialized REITs 4.8%
104,041	Iron Mountain, Inc.††	3,711,142
178,143	Outfront Media, Inc.††	4,729,697

		8,440,839

	Steel 2.1%
104,519	Steel Dynamics, Inc.††	3,633,080

	Systems Software 2.0%
44,139	Oracle Corp.††	1,969,041
15,552	VMware, Inc., Class A* ††	1,432,961

		3,402,002

	Technology Hardware, Storage & Peripherals 5.5%
66,242	Apple, Inc.††	9,516,326

	Total Common Stocks (cost $138,856,993)	150,523,809

	LIMITED PARTNERSHIP INTEREST 1.6%
	Asset Management & Custody Banks 1.6%
92,819	Blackstone Group L.P.††	2,756,724

	Total Limited Partnership Interest (cost $2,803,666)	2,756,724

Principal Amount		Value

	SHORT-TERM INVESTMENTS 28.6%
	Repurchase Agreement 28.6%
$49,827,125	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $51,160,000 of United States Treasury Notes 0.125% due 7/15/26; value: $2,311,628; United States Treasury Notes 0.375% due 7/15/25; value: $29,627,899; United States Treasury Notes 1.625% due 5/15/26; value: $8,710,223; United States Treasury Bonds 2.750% due 8/15/42; value: $10,178,636; repurchase proceeds: $49,827,499 (cost $49,827,125)	$49,827,125

	Total Short-Term Investments (cost $49,827,125)	49,827,125

	Total Investments (cost $191,487,784) 116.5%	203,107,658

	Liabilities less Other Assets (16.5%)	(28,715,658)

	NET ASSETS 100.0%	$174,392,000

MARCH 31, 2017 (UNAUDITED)

Shares		Value

	SECURITIES SOLD SHORT 49.6%

	Airlines 1.4%
26,599	Alaska Air Group, Inc.	$2,452,960

	Apparel, Accessories & Luxury Goods 2.7%
112,423	Coach, Inc.	4,646,443

	Application Software 2.4%
71,841	Paycom Software, Inc.*	4,131,576

	Automotive Retail 1.4%
41,043	CarMax, Inc.*	2,430,566

	Construction Machinery & Heavy Trucks 2.8%
52,811	Caterpillar, Inc.	4,898,748

	Copper 2.0%
256,385	Freeport-McMoRan, Inc.*	3,425,304

	Diversified Support Services 2.2%
90,412	Healthcare Services Group, Inc.	3,895,853

	Electronic Equipment & Instruments 2.8%
58,189	Cognex Corp.	4,884,967

	Food Distributors 1.7%
58,569	Sysco Corp.	3,040,902

	Health Care Equipment 2.8%
62,162	Inogen, Inc.*	4,821,285

	Health Care Technology 2.8%
94,600	Veeva Systems, Inc., Class A*	4,851,088

	Home Entertainment Software 1.7%
32,652	Electronic Arts, Inc.*	2,923,007

	Housewares & Specialties 2.6%
95,716	Newell Brands, Inc.	4,514,924

	Integrated Oil & Gas 1.1%
23,834	Exxon Mobil Corp.	1,954,626

	Lodging 1.1%
29,517	Choice Hotels International, Inc.	1,847,764

	Oil & Gas Drilling 2.0%
52,385	Helmerich & Payne, Inc.	3,487,269

	Packaged Foods & Meats 1.8%
138,168	Blue Buffalo Pet Products, Inc.*	3,177,864

	Personal Products 1.9%
39,497	Estee Lauder Cos., Inc. (The), Class A	3,348,951

	Pharmaceuticals 2.8%
87,536	Prestige Brands Holdings, Inc.*	4,863,500

	Property & Casualty Insurance 2.9%
127,870	First American Financial Corp.	5,022,734

	Restaurants 2.2%
69,589	Restaurant Brands International, Inc. (Canada)	3,878,891

	Semiconductors 1.1%
38,130	Synaptics, Inc.*	1,887,816

Shares		Value

	Specialty Stores 3.5%
35,000	Tractor Supply Co.	$2,413,950
13,164	Ulta Beauty, Inc.*	3,754,768

		6,168,718

	Total Securities Sold Short (proceeds $71,174,575)	86,555,756

*Non-income producing.

††All or a portion of this security has been designated as collateral for short sales (see Note 3).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2017, Wasatch Long/Short Fund’s investments, excluding short-term investments and securities sold short, were in the following countries:

Country	%
Switzerland	2.2
United States	97.8

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.4%

	Air Freight & Logistics 0.9%
117,168	Echo Global Logistics, Inc.*	$2,501,537

	Apparel Retail 1.1%
167,365	Zumiez, Inc.*	3,062,779

	Apparel, Accessories & Luxury Goods 2.5%
368,245	Superior Uniform Group, Inc.	6,849,357

	Application Software 9.7%
230,926	Callidus Software, Inc.*	4,930,270
26,063	Ellie Mae, Inc.*	2,613,337
249,716	Exa Corp.*	3,171,393
116,940	Globant S.A.* (Argentina)	4,256,616
39,549	HubSpot, Inc.*	2,394,692
32,840	Tyler Technologies, Inc.*	5,075,750
20,850	Ultimate Software Group, Inc. (The)*	4,070,129

		26,512,187

	Asset Management & Custody Banks 1.1%
15,534	Diamond Hill Investment Group, Inc.	3,022,140

	Automotive Retail 0.8%
41,597	Monro Muffler Brake, Inc.	2,167,204

	Biotechnology 7.1%
278,787	Abcam plc (United Kingdom)	2,883,408
15,000	Argos Therapeutics, Inc. PIPE* *** †	6,779
22,500	Argos Therapeutics, Inc. PIPE* *** †	10,168
176,227	ChemoCentryx, Inc.*	1,282,933
250,157	Cytokinetics, Inc.*	3,214,517
62,154	Esperion Therapeutics, Inc.*	2,194,658
188,539	Exact Sciences Corp.*	4,453,291
61,686	Flexion Therapeutics, Inc.*	1,659,970
129,918	Inovio Pharmaceuticals, Inc.*	860,057
384,705	Sangamo Therapeutics, Inc.*	2,000,466
48,501	Selecta Biosciences, Inc.*	694,534

		19,260,781

	Building Products 1.8%
68,903	Trex Co., Inc.*	4,781,179

	Construction & Engineering 0.9%
66,255	NV5 Global, Inc.*	2,491,188

	Consumer Electronics 0.8%
282,269	ZAGG, Inc.*	2,032,337

	Data Processing & Outsourced Services 0.9%
52,474	ExlService Holdings, Inc.*	2,485,169

	Department Stores 1.5%
317,634	V-Mart Retail Ltd. (India)	4,011,575

	Diversified Banks 1.1%
1,328,851	City Union Bank Ltd. (India)	3,100,345

	Electronic Equipment & Instruments 2.7%
34,211	Mesa Laboratories, Inc.	4,197,689
314,049	Napco Security Technologies, Inc.*	3,203,300

		7,400,989

	Electronic Manufacturing Services 2.1%
74,006	Fabrinet*	3,110,472
21,759	IPG Photonics Corp.*	2,626,311

		5,736,783

Shares		Value

	Environmental & Facilities Services 1.2%
241,406	Heritage-Crystal Clean, Inc.*	$3,307,262

	Food Distributors 1.1%
217,154	Chefs’ Warehouse, Inc. (The)*	3,018,441

	General Merchandise Stores 1.3%
108,663	Ollie’s Bargain Outlet Holdings, Inc.*	3,640,210

	Health Care Equipment 4.1%
209,478	AtriCure, Inc.*	4,011,504
88,199	Entellus Medical, Inc.*	1,217,146
151,770	Novadaq Technologies, Inc.* (Canada)	1,182,288
169,241	Obalon Therapeutics, Inc.*	1,809,186
116,920	Oxford Immunotec Global plc*	1,811,091
1,017,822	Tandem Diabetes Care, Inc.*	1,221,387

		11,252,602

	Health Care Facilities 1.9%
282,081	Ensign Group, Inc. (The)	5,303,123

	Health Care REITs 2.1%
191,240	CareTrust REIT, Inc.	3,216,657
213,551	MedEquities Realty Trust, Inc.	2,393,907

		5,610,564

	Health Care Technology 1.1%
75,290	Omnicell, Inc.*	3,060,538

	Heavy Electrical Equipment 1.5%
216,292	TPI Composites, Inc.*	4,111,711

	Homebuilding 5.2%
133,988	Installed Building Products, Inc.*	7,067,867
210,367	LGI Homes, Inc.*	7,133,545

		14,201,412

	Industrial REITs 1.0%
197,918	Monmouth Real Estate Investment Corp.	2,824,290

	Integrated Telecommunication Services 1.1%
287,433	Ooma, Inc.*	2,859,958

	Internet & Direct Marketing Retail 4.2%
120,832	Duluth Holdings, Inc.*	2,572,513
258,154	MakeMyTrip Ltd.* (India)	8,932,129

		11,504,642

	Internet Software & Services 8.0%
55,331	Cornerstone OnDemand, Inc.*	2,151,823
3,390	Coupa Software, Inc.*	86,106
138,187	Envestnet, Inc.*	4,463,440
128,170	Instructure, Inc.*	2,999,178
149,313	Reis, Inc.	2,672,703
112,000	SMS Co. Ltd. (Japan)	2,839,989
55,267	SPS Commerce, Inc.*	3,232,567
66,788	Tucows, Inc., Class A*	3,409,527

		21,855,333

	Leisure Products 1.1%
189,774	MCBC Holdings, Inc.	3,068,646

	Life Sciences Tools & Services 1.0%
33,049	ICON plc* (Ireland)	2,634,666

	Managed Health Care 2.5%
161,084	HealthEquity, Inc.*	6,838,016

	Oil & Gas Equipment & Services 0.8%
157,619	Pason Systems, Inc. (Canada)	2,276,844

MARCH 31, 2017 (UNAUDITED)

Shares		Value

	Oil & Gas Exploration & Production 0.5%
624,030	Abraxas Petroleum Corp.*	$1,260,541

	Packaged Foods & Meats 2.7%
415,274	Freshpet, Inc.*	4,568,014
1,500,000	Prabhat Dairy Ltd. (India)	2,799,723

		7,367,737

	Personal Products 0.1%
9,917	elf Beauty, Inc.*	285,610

	Pharmaceuticals 3.7%
170,645	Egalet Corp.*	870,289
76,571	Intra-Cellular Therapies, Inc.*	1,244,279
599,945	Natco Pharma Ltd. (India)	7,844,049

		9,958,617

	Real Estate Services 0.7%
63,723	HFF, Inc., Class A	1,763,215

	Regional Banks 5.6%
104,846	Cardinal Financial Corp.	3,139,089
100,706	Customers Bancorp, Inc.*	3,175,260
161,075	People’s Utah Bancorp	4,260,434
71,874	Pinnacle Financial Partners, Inc.	4,776,027

		15,350,810

	Semiconductor Equipment 2.3%
277,617	PDF Solutions, Inc.*	6,279,697

	Semiconductors 2.0%
42,129	NVE Corp.	3,487,860
28,212	Power Integrations, Inc.	1,854,939

		5,342,799

	Technology Hardware, Storage & Peripherals 1.2%
742,732	USA Technologies, Inc.*	3,156,611

	Textiles 1.2%
2,460,000	Welspun India Ltd. (India)	3,301,594

	Thrifts & Mortgage Finance 5.2%
70,507	Equitable Group, Inc. (Canada)	3,677,911
1,050,006	Gruh Finance Ltd. (India)	6,354,853
34,059	LendingTree, Inc.*	4,269,296

		14,302,060

	Total Common Stocks (cost $169,460,447)	271,153,099

	WARRANTS 0.0%

	Biotechnology 0.0%
16,875	Argos Therapeutics, Inc., expiring 3/14/2021* *** †	169

	Total Warrants (cost $2,109)	169

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.0%

	Repurchase Agreement 1.0%
$2,819,067	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $2,810,000 of United States Treasury Notes 0.375% due 7/15/25; value: $2,879,281; repurchase proceeds: $2,819,088 (cost $2,819,067)	$2,819,067

	Total Short-Term Investments (cost $2,819,067)	2,819,067

	Total Investments (cost $172,281,623) 100.4%	273,972,335

	Liabilities less Other Assets (0.4%)	(1,138,299)

	NET ASSETS 100.0%	$272,834,036

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2017, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	1.6
Canada	2.6
India	13.4
Ireland	1.0
Japan	1.0
United Kingdom	1.1
United States	79.3

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.1%

	Air Freight & Logistics 0.9%
350,000	Radiant Logistics, Inc.*	$1,750,000

	Airlines 0.9%
10,000	Allegiant Travel Co.	1,602,500

	Alternative Carriers 0.9%
172,000	ORBCOMM, Inc.*	1,642,600

	Apparel, Accessories & Luxury Goods 1.0%
105,000	Superior Uniform Group, Inc.	1,953,000

	Application Software 4.2%
37,000	Ebix, Inc.	2,266,250
37,000	ESI Group* (France)	1,988,974
80,000	Everbridge, Inc.*	1,642,400
54,000	Globant S.A.* (Argentina)	1,965,600

		7,863,224

	Asset Management & Custody Banks 1.0%
87,000	Solar Capital Ltd.	1,967,070

	Auto Parts & Equipment 1.6%
109,000	Horizon Global Corp.*	1,512,920
127,700	Unique Fabricating, Inc.	1,536,231

		3,049,151

	Biotechnology 0.8%
65,000	Exact Sciences Corp.*	1,535,300

	Brewers 0.9%
700,000	Turk Tuborg Bira ve Malt Sanayii A.S.* (Turkey)	1,702,596

	Building Products 1.6%
24,000	Patrick Industries, Inc.*	1,701,600
20,000	Trex Co., Inc.*	1,387,800

		3,089,400

	Commodity Chemicals 2.0%
350,000	Green Seal Holding Ltd. (Taiwan)	1,909,038
90,000	Tikkurila Oyj (Finland)	1,824,228

		3,733,266

	Construction & Engineering 1.4%
72,000	NV5 Global, Inc.*	2,707,200

	Consumer Electronics 0.9%
225,000	ZAGG, Inc.*	1,620,000

	Diversified Banks 3.2%
800,000	City Union Bank Ltd. (India)	1,866,482
5,600,000	EastWest Banking Corp. (Philippines)	2,299,153
700,000	Lakshmi Vilas Bank Ltd. (The) (India)	1,793,794

		5,959,429

	Diversified Metals & Mining 1.2%
225,000	Ferroglobe plc	2,324,250

	Diversified Support Services 1.0%
1,226,000	Johnson Service Group plc (United Kingdom)	1,816,386

	Education Services 1.0%
300,000	AcadeMedia AB* (Sweden)	1,866,494

	Electronic Equipment & Instruments 2.6%
230,000	CUI Global, Inc.*	1,090,200
220,000	Napco Security Technologies, Inc.*	2,244,000
58,000	OPTEX GROUP Co., Ltd. (Japan)	1,581,155

		4,915,355

Shares		Value

	Electronic Manufacturing Services 1.2%
52,000	Fabrinet*	$2,185,560

	Environmental & Facilities Services 1.3%
370,000	Hudson Technologies, Inc.*	2,442,000

	Food Retail 0.8%
355,000	Majestic Wine plc (United Kingdom)	1,437,750

	General Merchandise Stores 1.8%
56,000	Ollie’s Bargain Outlet Holdings, Inc.*	1,876,000
36,000	Seria Co. Ltd. (Japan)	1,552,142

		3,428,142

	Health Care Equipment 3.1%
100,000	Accuray, Inc.*	475,000
82,000	AtriCure, Inc.*	1,570,300
79,600	IRIDEX Corp.*	944,852
105,000	Tactile Systems Technology, Inc.*	1,989,750
782,646	Tandem Diabetes Care, Inc.*	939,175

		5,919,077

	Health Care Facilities 0.7%
70,000	Ensign Group, Inc. (The)	1,316,000

	Health Care Services 4.0%
57,000	Air Methods Corp.*	2,451,000
1,100,000	GHP Specialty Care AB (Sweden)	1,522,211
44,000	LHC Group, Inc.*	2,371,600
63,000	National Research Corp., Class A	1,241,100

		7,585,911

	Health Care Technology 2.3%
90,000	Nexus AG (Germany)	1,939,922
55,000	Omnicell, Inc.*	2,235,750
3,000	Software Service, Inc. (Japan)	132,579

		4,308,251

	Heavy Electrical Equipment 0.7%
70,000	TPI Composites, Inc.*	1,330,700

	Homebuilding 2.7%
49,000	Installed Building Products, Inc.*	2,584,750
74,000	LGI Homes, Inc.*	2,509,340

		5,094,090

	Hotels, Resorts & Cruise Lines 0.8%
210,000	Red Lion Hotels Corp.*	1,480,500

	Human Resource & Employment Services 0.9%
123,000	BG Staffing, Inc.	1,760,130

	Industrial Machinery 1.8%
24,000	John Bean Technologies Corp.	2,110,800
91,292	Taylor Devices, Inc.*	1,255,265

		3,366,065

	Industrial REITs 1.2%
154,000	Monmouth Real Estate Investment Corp.	2,197,580

	Integrated Telecommunication Services 1.0%
180,000	Ooma, Inc.*	1,791,000

	Internet & Direct Marketing Retail 1.7%
400,000	ePrice S.p.A.* (Italy)	1,777,715
69,000	Oisix, Inc.* (Japan)	1,447,804

		3,225,519

MARCH 31, 2017 (UNAUDITED)

Shares		Value

	Internet Software & Services 2.1%
59,255	Reis, Inc.	$1,060,665
55,000	Tucows, Inc., Class A*	2,807,750

		3,868,415

	IT Consulting & Other Services 0.9%
57,000	Virtusa Corp.*	1,722,540

	Leisure Products 1.0%
100,000	Nautilus, Inc.*	1,825,000

	Life & Health Insurance 1.0%
42,000	Kansas City Life Insurance Co.	1,925,700

	Life Sciences Tools & Services 0.7%
29,000	INC Research Holdings, Inc., Class A*	1,329,650

	Mortgage REITs 1.2%
260,000	Arbor Realty Trust, Inc.	2,178,800

	Oil & Gas Equipment & Services 0.2%
289,839	Profire Energy, Inc.*	408,673

	Oil & Gas Exploration & Production 2.4%
448,000	Abraxas Petroleum Corp.*	904,960
159,000	Earthstone Energy, Inc.*	2,028,840
200,000	Evolution Petroleum Corp.	1,600,000

		4,533,800

	Packaged Foods & Meats 3.0%
190,000	Bombay Burmah Trading Co. (India)	2,498,806
149,201	Freshpet, Inc.*	1,641,211
1,600,000	Kawan Food BHD (Malaysia)	1,511,242

		5,651,259

	Personal Products 0.8%
120,000	Sarantis S.A. (Greece)	1,481,145

	Pharmaceuticals 0.8%
90,000	Intra-Cellular Therapies, Inc.*	1,462,500

	Property & Casualty Insurance 2.4%
114,788	Atlas Financial Holdings, Inc.*	1,566,856
188,000	Kingstone Cos., Inc.	2,998,600

		4,565,456

	Regional Banks 11.4%
61,000	Bankwell Financial Group, Inc.	2,097,790
78,000	Blue Hills Bancorp, Inc.	1,392,300
100,000	Capstar Financial Holdings, Inc.*	1,907,000
54,000	Customers Bancorp, Inc.*	1,702,620
56,000	First Internet Bancorp	1,652,000
67,000	First of Long Island Corp. (The)	1,812,350
136,000	Investar Holding Corp.	2,978,400
76,000	People’s Utah Bancorp	2,010,200
53,839	SmartFinancial, Inc.*	1,132,773
71,713	Sound Financial Bancorp, Inc.	2,233,860
120,000	Sunshine Bancorp, Inc.*	2,512,800

		21,432,093

	Residential REITs 0.8%
115,000	Bluerock Residential Growth REIT, Inc.	1,415,650

	Restaurants 0.8%
400,000	Collins Foods Ltd. (Australia)	1,589,119

	Semiconductor Equipment 1.2%
103,000	PDF Solutions, Inc.*	2,329,860

	Semiconductors 2.5%
205,000	Tower Semiconductor Ltd.* (Israel)	4,725,250

Shares		Value

	Specialty Chemicals 1.9%
115,000	Ferro Corp.*	$1,746,850
148,000	Flotek Industries, Inc.*	1,892,920

		3,639,770

	Technology Hardware, Storage & Peripherals 0.9%
380,000	USA Technologies, Inc.*	1,615,000

	Textiles 1.9%
2,100,000	Best Pacific International Holdings Ltd. (China)	1,678,054
1,400,000	Welspun India Ltd. (India)	1,878,956

		3,557,010

	Thrifts & Mortgage Finance 2.8%
97,000	Beneficial Bancorp, Inc.	1,552,000
79,000	BofI Holding, Inc.*	2,064,270
360,000	Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	1,746,669

		5,362,939

	Trading Companies & Distributors 1.6%
62,000	SiteOne Landscape Supply, Inc.*	3,001,420

	Trucking 0.7%
200,000	Celadon Group, Inc.	1,310,000

	Total Common Stocks (cost $129,234,255)	180,896,545

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Pharmaceuticals 0.0%
6,316	Regenacy Pharmaceuticals, LLC* *** †	51,475

	Total Limited Liability Company Membership Interest (cost $30,001)	51,475

	CONVERTIBLE PREFERRED STOCKS 0.8%

	Oil & Gas Refining & Marketing 0.8%
547,265	Vertex Energy, Inc., Pfd., Series B*** †	1,424,257

	Total Convertible Preferred Stocks (cost $1,601,521)	1,424,257

	WARRANTS 0.0%

	Oil & Gas Refining & Marketing 0.0%
250,000	Vertex Energy, Inc., expiring 12/24/2021* *** †	25,000

	Total Warrants (cost $95,000)	25,000

	RIGHTS 0.2%

	Health Care Supplies 0.0%
375,000	Synergetics USA, Inc.* *** †	18,750

WASATCH MICRO CAP VALUE FUND (WAMVX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments (continued)

Shares		Value

	Pharmaceuticals 0.2%
1	Acetylon Pharmaceuticals, Inc.* *** †	$326,356
1	Acetylon Pharmaceuticals, Inc.* *** †	—

		326,356

	Total Rights (cost $71,250)	345,106

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.0%

	Repurchase Agreement 3.0%
$5,707,476	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $5,875,000 of United States Treasury Notes 2.125% due 3/31/24; value $5,823,594; repurchase proceeds: $5,707,519 (cost $5,707,476)	$5,707,476

	Total Short-Term Investments (cost $5,707,476)	5,707,476

	Total Investments (cost $136,739,503) 100.1%	188,449,859

	Liabilities less Other Assets (0.1%)	(133,836)

	NET ASSETS 100.0%	$188,316,023

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2017, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	1.1
Australia	0.9
China	0.9
Finland	1.0
France	1.1
Germany	1.1
Greece	0.8
India	4.4
Israel	2.6
Italy	1.0
Japan	2.6
Malaysia	0.8
Philippines	1.3
Sweden	1.8
Taiwan	1.0
Turkey	0.9
United Kingdom	2.7
United States	74.0

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.1%

	Aerospace & Defense 2.3%
537,468	HEICO Corp., Class A	$40,310,100

	Air Freight & Logistics 4.2%
36,319,023	Aramex PJSC (United Arab Emirates)	48,947,471
1,114,375	Echo Global Logistics, Inc.*	23,791,906

		72,739,377

	Airlines 4.1%
159,384	Allegiant Travel Co.	25,541,286
854,926	Spirit Airlines, Inc.*	45,370,923

		70,912,209

	Apparel Retail 1.3%
1,265,079	Zumiez, Inc.* ‡‡	23,150,946

	Application Software 10.0%
1,501,652	Callidus Software, Inc.*	32,060,270
344,774	Globant S.A.* (Argentina)	12,549,773
409,893	HubSpot, Inc.*	24,819,021
420,349	Paylocity Holding Corp.*	16,238,082
316,789	Ultimate Software Group, Inc. (The)*	61,840,381
878,024	Zendesk, Inc.*	24,619,793

		172,127,320

	Automotive Retail 2.3%
450,085	Monro Muffler Brake, Inc.	23,449,428
57,384	O’Reilly Automotive, Inc.*	15,484,499

		38,933,927

	Biotechnology 7.5%
2,124,073	Abcam plc (United Kingdom)	21,968,636
52,450	Argos Therapeutics, Inc. PIPE* *** †	23,702
78,700	Argos Therapeutics, Inc. PIPE* *** †	35,564
1,028,565	ChemoCentryx, Inc.*	7,487,953
601,849	Cytokinetics, Inc.*	7,733,760
372,734	Esperion Therapeutics, Inc.*	13,161,238
755,800	Exact Sciences Corp.*	17,851,996
298,754	Flexion Therapeutics, Inc.*	8,039,470
987,182	Inovio Pharmaceuticals, Inc.*	6,535,145
2,064,571	Sangamo Therapeutics, Inc.*	10,735,769
576,680	Seattle Genetics, Inc.*	36,250,105

		129,823,338

	Building Products 1.0%
478,226	AAON, Inc.	16,905,289

	Diversified Banks 1.4%
1,013,700	Yes Bank Ltd. (India)	24,131,477

	Diversified Support Services 3.7%
1,020,424	Copart, Inc.*	63,194,858

	Drug Retail 1.4%
119,229	Cosmos Pharmaceutical Corp. (Japan)	23,282,480

	Food Distributors 1.2%
1,503,435	Chefs’ Warehouse, Inc. (The)* ‡‡	20,897,746

	General Merchandise Stores 1.8%
934,626	Ollie’s Bargain Outlet Holdings, Inc.*	31,309,971

	Health Care Equipment 0.0%
593,260	Tandem Diabetes Care, Inc.*	711,912

	Health Care Facilities 1.7%
1,533,765	Ensign Group, Inc. (The)	28,834,782

	Industrial Machinery 0.7%
119,888	RBC Bearings, Inc.*	11,639,926

Shares		Value

	Internet & Direct Marketing Retail 4.4%
1,086,770	MakeMyTrip Ltd.* (India)	$37,602,242
599,871	Wayfair, Inc., Class A*	24,288,777
96,295	zooplus AG* (Germany)	14,140,438

		76,031,457

	Internet Software & Services 3.7%
1,231,189	Cornerstone OnDemand, Inc.*	47,880,940
514,655	Envestnet, Inc.*	16,623,357

		64,504,297

	IT Consulting & Other Services 1.7%
462,364	Luxoft Holding, Inc.* (Switzerland)	28,920,868

	Life Sciences Tools & Services 2.7%
265,234	Fluidigm Corp.*	1,509,181
576,523	ICON plc* (Ireland)	45,960,414

		47,469,595

	Managed Health Care 1.6%
654,195	HealthEquity, Inc.*	27,770,578

	Oil & Gas Drilling 0.2%
199,608	Nabors Industries Ltd.	2,608,877
343,142	Seadrill Ltd.*	566,184

		3,175,061

	Oil & Gas Equipment & Services 0.6%
110,894	Archrock, Inc.	1,375,086
88,407	Dril-Quip, Inc.*	4,822,602
88,632	Frank’s International N.V.	936,840
78,835	Oceaneering International, Inc.	2,134,852
81,694	RPC, Inc.	1,495,817

		10,765,197

	Oil & Gas Exploration & Production 0.2%
456,863	EP Energy Corp., Class A*	2,170,099
129,331	WPX Energy, Inc.*	1,731,742

		3,901,841

	Oil & Gas Refining & Marketing 0.3%
38,475	CVR Energy, Inc.	772,578
77,771	Delek US Holdings, Inc.	1,887,502
50,917	Western Refining, Inc.	1,785,659

		4,445,739

	Packaged Foods & Meats 0.8%
167,486	GlaxoSmithKline Consumer Healthcare Ltd. (India)	13,283,328

	Personal Products 0.5%
546,807	Colgate-Palmolive India Ltd. (India)	8,357,680

	Pharmaceuticals 0.3%
344,121	Intra-Cellular Therapies, Inc.*	5,591,966

	Real Estate Services 0.9%
581,081	HFF, Inc., Class A	16,078,511

	Regional Banks 11.7%
416,533	Bank of Hawaii Corp.	34,305,658
585,554	Eagle Bancorp, Inc.*	34,957,574
978,813	Glacier Bancorp, Inc.	33,211,125
887,886	Metro Bank plc* (United Kingdom)	36,198,563
512,849	Pinnacle Financial Partners, Inc.	34,078,816
357,628	Texas Capital Bancshares, Inc.*	29,844,056

		202,595,792

	Research & Consulting Services 0.6%
412,649	Stantec, Inc. (Canada)	10,708,242

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments (continued)

Shares		Value

	Restaurants 3.4%
551,425	Chuy’s Holdings, Inc.*	$16,432,465
986,342	Fiesta Restaurant Group, Inc.*	23,869,476
583,895	Jubilant Foodworks Ltd. (India)	9,953,686
465,282	Zoe’s Kitchen, Inc.*	8,607,717

		58,863,344

	Semiconductors 4.7%
744,289	Cavium, Inc.*	53,335,750
307,942	Monolithic Power Systems, Inc.	28,361,458

		81,697,208

	Specialty Stores 1.4%
571,541	Five Below, Inc.*	24,753,441

	Systems Software 3.9%
377,086	CyberArk Software Ltd.* (Israel)	19,182,365
659,966	Fortinet, Inc.*	25,309,696
156,924	Proofpoint, Inc.*	11,668,869
724,144	Rapid7, Inc.*	10,847,677

		67,008,607

	Trading Companies & Distributors 3.3%
142,366	MSC Industrial Direct Co., Inc., Class A	14,629,530
601,775	WESCO International, Inc.*	41,853,451

		56,482,981

	Trucking 3.6%
1,962,710	Knight Transportation, Inc.	61,530,958

	Total Common Stocks (cost $1,102,669,755)	1,642,842,349

	PREFERRED STOCKS 2.5%

	Biotechnology 0.1%
677,966	Nanosys, Inc., Series D Pfd.* *** †	568,814
161,519	Nanosys, Inc., Series E Pfd.* *** †	191,626

		760,440

	Oil & Gas Equipment & Services 0.8%
5,818,582	Drilling Info Holdings, Inc., Series B Pfd.* *** †	14,386,444

	Systems Software 1.6%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	6,397,861
33,296	DocuSign, Inc., Series B Pfd.* *** †	551,382
9,974	DocuSign, Inc., Series B-1 Pfd.* *** †	165,169
23,905	DocuSign, Inc., Series D Pfd.* *** †	395,867
618,152	DocuSign, Inc., Series E Pfd.* *** †	10,236,597
157,124	DocuSign, Inc., Series F Pfd.* *** †	2,601,974
505,604	ForeScout Technologies, Inc., Series G* *** †	8,008,767

		28,357,617

	Total Preferred Stocks (cost $43,534,917)	43,504,501

	LIMITED PARTNERSHIP INTEREST 0.2%

	Asset Management & Custody Banks 0.2%
	Greenspring Global Partners II-B, L.P.* *** †	2,346,596
	Greenspring Global Partners III-B, L.P.* *** †	1,143,997

		3,490,593

	Total Limited Partnership Interest (cost $3,748,888)	3,490,593

Shares		Value

	WARRANTS 0.0%

	Biotechnology 0.0%
59,025	Argos Therapeutics, Inc., expiring 3/14/2021* *** †	$590
324,314	Argos Therapeutics, Inc., expiring 8/8/2021* *** †	38,918

		39,508

	Total Warrants (cost $7,378)	39,508

Principal Amount		Value
	SHORT-TERM INVESTMENTS 2.1%

	Repurchase Agreement 2.1%
$36,988,153	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $36,935,000 of United States Treasury Notes 0.375% due 7/15/25; value: $1,736,790; United States Treasury Notes 2.125% due 3/31/24; value: $3,846,050; United States Treasury Notes 2.500% due 5/15/24; value: $32,148,453; repurchase proceeds: $36,988,431†† (cost $36,988,153)	$36,988,153

	Total Short-Term Investments (cost $36,988,153)	36,988,153

	Total Investments (cost $1,186,949,091) 99.9%	1,726,865,104

	Other Assets less Liabilities 0.1%	1,825,558

	NET ASSETS 100.0%	$1,728,690,662

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

‡‡Affiliated company (see Note 8).

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

At March 31, 2017, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	0.8
Canada	0.6
Germany	0.8
India	5.5
Ireland	2.7
Israel	1.1
Japan	1.4
Switzerland	1.7
United Arab Emirates	2.9
United Kingdom	3.5
United States	79.0

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX/WICVX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.6%

	Aerospace & Defense 3.1%
139,990	HEICO Corp., Class A	$10,499,250

	Airlines 4.3%
45,167	Allegiant Travel Co.	7,238,012
142,467	Spirit Airlines, Inc.*	7,560,723

		14,798,735

	Application Software 3.1%
128,204	Ebix, Inc.	7,852,495
74,525	Globant S.A.* (Argentina)	2,712,710

		10,565,205

	Asset Management & Custody Banks 4.8%
190,750	Ares Capital Corp.	3,315,235
172,338	Artisan Partners Asset Management, Inc., Class A	4,756,529
368,528	Solar Capital Ltd.	8,332,418

		16,404,182

	Auto Parts & Equipment 1.2%
50,060	Dorman Products, Inc.*	4,111,428

	Biotechnology 1.0%
144,577	Exact Sciences Corp.*	3,414,909

	Consumer Electronics 0.9%
444,063	ZAGG, Inc.*	3,197,254

	Consumer Finance 3.3%
33,818	Credit Acceptance Corp.*	6,743,647
130,547	PRA Group, Inc.*	4,327,633

		11,071,280

	Data Processing & Outsourced Services 1.6%
65,509	Euronet Worldwide, Inc.*	5,602,330

	Diversified Banks 2.3%
1,752,492	City Union Bank Ltd. (India)	4,088,743
156,738	Yes Bank Ltd. (India)	3,731,202

		7,819,945

	Diversified Support Services 1.7%
92,294	Copart, Inc.*	5,715,767

	Electronic Manufacturing Services 1.9%
156,425	Fabrinet*	6,574,543

	Health Care Facilities 2.7%
480,203	Ensign Group, Inc. (The)	9,027,816

	Health Care REITs 4.5%
402,628	CareTrust REIT, Inc.	6,772,203
306,822	Sabra Health Care REIT, Inc.	8,569,538

		15,341,741

	Health Care Services 2.3%
143,082	LHC Group, Inc.*	7,712,120

	Homebuilding 2.7%
271,081	LGI Homes, Inc.*	9,192,357

	Homefurnishing Retail 1.6%
224,054	Select Comfort Corp.*	5,554,299

	Hotel & Resort REITs 1.7%
363,922	Summit Hotel Properties, Inc.	5,815,474

Shares		Value

	Industrial Machinery 1.6%
141,943	Altra Industrial Motion Corp.	$5,528,680

	Industrial REITs 1.9%
454,227	Monmouth Real Estate Investment Corp.	6,481,819

	Internet Software & Services 4.3%
87,153	Cimpress N.V.*	7,511,717
59,432	Stamps.com, Inc.*	7,033,777

		14,545,494

	IT Consulting & Other Services 3.8%
92,196	Luxoft Holding, Inc.* (Switzerland)	5,766,860
242,295	Virtusa Corp.*	7,322,155

		13,089,015

	Life Sciences Tools & Services 1.4%
60,141	ICON plc* (Ireland)	4,794,440

	Mortgage REITs 4.2%
1,263,116	Arbor Realty Trust, Inc.	10,584,912
463,527	MFA Financial, Inc.	3,745,298

		14,330,210

	Oil & Gas Equipment & Services 0.3%
61,129	Geospace Technologies Corp.*	992,124

	Oil & Gas Exploration & Production 3.1%
414,117	Earthstone Energy, Inc.*	5,284,133
1,941,562	Gran Tierra Energy, Inc.* (Colombia)	5,125,724

		10,409,857

	Oil & Gas Refining & Marketing 1.4%
128,153	World Fuel Services Corp.	4,645,546

	Personal Products 1.3%
81,129	Nu Skin Enterprises, Inc., Class A	4,505,905

	Pharmaceuticals 0.5%
336,510	Egalet Corp.*	1,716,201

	Property & Casualty Insurance 1.4%
350,861	Atlas Financial Holdings, Inc.*	4,789,253

	Regional Banks 10.4%
198,180	Customers Bancorp, Inc.*	6,248,615
253,181	First of Long Island Corp. (The)	6,848,546
127,452	Pinnacle Financial Partners, Inc.	8,469,186
84,230	Prosperity Bancshares, Inc.	5,871,673
162,985	Webster Financial Corp.	8,155,770

		35,593,790

	Restaurants 1.4%
203,526	Fiesta Restaurant Group, Inc.*	4,925,329

	Semiconductor Equipment 1.9%
290,141	PDF Solutions, Inc.*	6,562,989

	Semiconductors 4.5%
96,118	Cavium, Inc.*	6,887,816
361,020	Tower Semiconductor Ltd.* (Israel)	8,321,511

		15,209,327

	Specialty Chemicals 1.0%
52,250	Innospec, Inc.	3,383,187

	Thrifts & Mortgage Finance 1.4%
180,358	BofI Holding, Inc.*	4,712,754

	Trading Companies & Distributors 2.1%
102,934	WESCO International, Inc.*	7,159,060

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments (continued)

Shares		Value

	Trucking 4.0%
98,807	Knight Transportation, Inc.	$3,097,599
46,705	Old Dominion Freight Line, Inc.	3,996,547
319,688	Swift Transportation Co.*	6,566,392

		13,660,538

	Total Common Stocks (cost $251,733,780)	329,454,153

	LIMITED PARTNERSHIP INTEREST 1.6%

	Oil & Gas Storage & Transportation 1.6%
167,821	Delek Logistics Partners L.P.	5,588,439

	Total Limited Partnership Interest (cost $5,983,651)	5,588,439

	WARRANTS 0.0%

	Biotechnology 0.0%
81,921	Argos Therapeutics, Inc., expiring 8/2/2021* *** †	9,830

	Total Warrants (cost $0)	9,830

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.1%

	Repurchase Agreement 3.1%
$10,563,263	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $10,520,000 of United States Treasury Notes 0.375% due 7/15/25; value $10,779,371; repurchase proceeds: $10,563,342 (cost $10,563,263)	$10,563,263

	Total Short-Term Investments (cost $10,563,263)	10,563,263

	Total Investments (cost $268,280,694) 101.3%	345,615,685

	Liabilities less Other Assets (1.3%)	(4,414,310)

	NET ASSETS 100.0%	$341,201,375

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2017, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	0.8
Colombia	1.5
India	2.4
Ireland	1.4
Israel	2.5
Switzerland	1.7
United States	89.7

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 73.1%

	Air Freight & Logistics 0.9%
2,200	FedEx Corp.	$429,330

	Asset Management & Custody Banks 4.3%
32,620	Alcentra Capital Corp.	448,199
50	Ameriprise Financial, Inc.	6,484
69,852	Ares Capital Corp.	1,214,028
10,295	Hercules Capital, Inc.	155,763
112,913	Medallion Financial Corp.	223,568
2,700	Triangle Capital Corp.	51,543

		2,099,585

	Automotive Retail 1.8%
18,115	Penske Automotive Group, Inc.	847,963

	Broadcasting 4.0%
28,260	CBS Corp., Class B	1,960,114

	Cable & Satellite 6.8%
87,993	Comcast Corp., Class A	3,307,657

	Consumer Finance 2.0%
6,000	American Express Co.	474,660
80	Capital One Financial Corp.	6,933
7,089	Discover Financial Services	484,817

		966,410

	Data Processing & Outsourced Services 7.3%
15,950	MasterCard, Inc., Class A	1,793,897
19,890	Visa, Inc., Class A	1,767,624

		3,561,521

	Diversified REITs 3.1%
77,170	Colony NorthStar, Inc., Class A	996,265
355,714	Star Asia Capital Corp Ltd.* *** †	497,999

		1,494,264

	Drug Retail 6.6%
18,375	CVS Health Corp.	1,442,437
21,039	Walgreens Boots Alliance, Inc.	1,747,289

		3,189,726

	Fertilizers & Agricultural Chemicals 2.2%
9,571	Monsanto Co.	1,083,437

	Financial Exchanges & Data 0.0%
100	MSCI, Inc., Class A	9,719
300	OTC Markets Group, Inc.	6,450

		16,169

	Health Care Distributors 1.0%
3,347	McKesson Corp.	496,226

	Home Improvement Retail 1.8%
5,900	Home Depot, Inc. (The)	866,297

	Hotels, Resorts & Cruise Lines 0.7%
21,000	Extended Stay America, Inc.	334,740

	Integrated Oil & Gas 3.5%
54,466	Suncor Energy, Inc. (Canada)	1,672,254

	Integrated Telecommunication Services 2.0%
19,921	Verizon Communications, Inc.	971,149

	Internet Software & Services 0.0%
100	Reis, Inc.	1,790

Shares		Value

	IT Consulting & Other Services 0.2%
1,700	Cognizant Technology Solutions Corp., Class A*	$101,184

	Mortgage REITs 9.8%
32,500	Altisource Residential Corp.	495,625
132,290	Arbor Realty Trust, Inc.	1,108,590
25,100	Blackstone Mortgage Trust, Inc., Class A	777,096
56,900	Great Ajax Corp.	742,545
18,400	New Residential Investment Corp.	312,432
49,692	Resource Capital Corp.	485,491
36,100	Starwood Property Trust, Inc.	815,138

		4,736,917

	Movies & Entertainment 0.2%
1,000	Walt Disney Co. (The)	113,390

	Personal Products 5.6%
28,783	Herbalife Ltd.*	1,673,444
18,838	Nu Skin Enterprises, Inc., Class A	1,046,262

		2,719,706

	Railroads 3.0%
19,831	Canadian National Railway Co. (Canada)	1,463,782

	Real Estate Services 0.6%
2,583	Jones Lang LaSalle, Inc.	287,875

	Semiconductors 2.0%
13,200	Microchip Technology, Inc.	973,896

	Soft Drinks 2.0%
10,092	Dr Pepper Snapple Group, Inc.	988,209

	Specialty Stores 0.8%
5,500	Tractor Supply Co.	379,335

	Technology Hardware, Storage & Peripherals 0.0%
81	Apple, Inc.	11,636

	Trading Companies & Distributors 0.9%
1,859	W.W. Grainger, Inc.	432,701

	Total Common Stocks (cost $28,571,601)	35,507,263

	EXCHANGE-TRADED FUNDS 0.1%

	Asset Management & Custody Banks 0.1%
800	PowerShares Dynamic Pharmaceuticals Portfolio	47,008

	Total Exchange-Traded Funds (cost $45,280)	47,008

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 1.0%

	Asset Management & Custody Banks 1.0%
31,100	Ellington Financial, LLC	492,313

	Total Limited Liability Company Membership Interest (cost $509,651)	492,313

WASATCH STRATEGIC INCOME FUND (WASIX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments (continued)

Shares		Value

	LIMITED PARTNERSHIP INTEREST 8.3%

	Asset Management & Custody Banks 4.0%
32,720	Blackstone Group L.P.	$971,784
51,956	KKR & Co. L.P.	947,158

		1,918,942

	Oil & Gas Storage & Transportation 4.3%
21,500	Golar LNG Partners L.P.	480,310
21,200	Magellan Midstream Partners L.P.	1,630,492

		2,110,802

	Total Limited Partnership Interest (cost $3,877,604)	4,029,744

Principal Amount		Value

	SHORT-TERM INVESTMENTS 17.0%

	Repurchase Agreement 17.0%
$8,231,817	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $8,790,000 of United States Treasury Bonds 2.750% due 8/15/42; value: $8,397,017; repurchase proceeds: $8,231,879 (cost $8,231,817)	$8,231,817

	Total Short-Term Investments (cost $8,231,817)	8,231,817

	Total Investments (cost $41,235,953) 99.5%	48,308,145

	Other Assets less Liabilities 0.5%	221,154

	NET ASSETS 100.0%	$48,529,299

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2017, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	7.8
United States	92.2

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 93.7%

	Air Freight & Logistics 1.1%
52,068	Echo Global Logistics, Inc.*	$1,111,652

	Apparel Retail 0.9%
47,345	Zumiez, Inc.*	866,414

	Application Software 11.2%
117,609	Exa Corp.* ††	1,493,634
13,915	Globant S.A.* (Argentina)	506,506
35,643	HubSpot, Inc.*	2,158,184
56,605	Paylocity Holding Corp.*	2,186,651
15,870	Ultimate Software Group, Inc. (The)*	3,097,983
60,096	Zendesk, Inc.*	1,685,092

		11,128,050

	Biotechnology 12.5%
7,300	Argos Therapeutics, Inc. PIPE* *** †	3,299
10,950	Argos Therapeutics, Inc. PIPE* *** †	4,948
22,805	Bellicum Pharmaceuticals, Inc.*	281,414
121,517	ChemoCentryx, Inc.*	884,644
79,677	Cytokinetics, Inc.*	1,023,849
21,527	Esperion Therapeutics, Inc.*	760,118
116,220	Exact Sciences Corp.*	2,745,116
23,588	Flexion Therapeutics, Inc.*	634,753
70,295	Genocea Biosciences, Inc.*	428,097
97,158	Inovio Pharmaceuticals, Inc.*	643,186
13,895	MacroGenics, Inc.*	258,447
185,224	MEI Pharma, Inc.*	300,063
426,504	Sangamo Therapeutics, Inc.*	2,217,821
30,709	Seattle Genetics, Inc.*	1,930,368
19,388	Selecta Biosciences, Inc.*	277,636

		12,393,759

	Building Products 1.6%
22,260	Trex Co., Inc.*	1,544,621

	Communications Equipment 1.0%
9,105	Palo Alto Networks, Inc.*	1,025,951

	Department Stores 1.0%
82,194	V-Mart Retail Ltd. (India)	1,038,073

	Diversified Banks 2.9%
544,784	City Union Bank Ltd. (India)	1,271,037
69,622	Yes Bank Ltd. (India)	1,657,375

		2,928,412

	Electronic Manufacturing Services 1.6%
12,755	IPG Photonics Corp.*	1,539,529

	Environmental & Facilities Services 2.4%
26,771	Waste Connections, Inc. (Canada)	2,361,738

	Food Distributors 0.6%
39,930	Chefs’ Warehouse, Inc. (The)*	555,027

	General Merchandise Stores 1.1%
31,733	Ollie’s Bargain Outlet Holdings, Inc.*	1,063,056

	Health Care Equipment 9.4%
123,934	AtriCure, Inc.*	2,373,336
137,845	ConforMIS, Inc.*	719,551
93,385	Entellus Medical, Inc.*	1,288,713
143,663	Novadaq Technologies, Inc.* (Canada)	1,119,135
72,201	Obalon Therapeutics, Inc.*	771,829
143,037	Oxford Immunotec Global plc*	2,215,643
713,015	Tandem Diabetes Care, Inc.*	855,618

		9,343,825

Shares		Value

	Health Care Services 0.6%
37,343	Dr. Lal PathLabs Ltd. (India)	$553,805

	Health Care Technology 1.2%
20,007	Medidata Solutions, Inc.*	1,154,204

	Homebuilding 3.5%
26,776	Installed Building Products, Inc.*	1,412,434
60,927	LGI Homes, Inc.*	2,066,035

		3,478,469

	Industrial Machinery 1.5%
29,142	Proto Labs, Inc.*	1,489,156

	Industrial REITs 1.1%
78,961	Monmouth Real Estate Investment Corp.	1,126,773

	Internet & Direct Marketing Retail 3.8%
70,574	MakeMyTrip Ltd.* (India)	2,441,860
33,889	Wayfair, Inc., Class A*	1,372,166

		3,814,026

	Internet Software & Services 6.3%
47,450	Cornerstone OnDemand, Inc.*	1,845,330
62,560	Instructure, Inc.*	1,463,904
49,913	Reis, Inc.	893,443
17,802	Shutterstock, Inc.*	736,113
22,213	SPS Commerce, Inc.*	1,299,238

		6,238,028

	IT Consulting & Other Services 1.3%
20,068	Luxoft Holding, Inc.* (Switzerland)	1,255,253

	Managed Health Care 1.6%
38,383	HealthEquity, Inc.*	1,629,358

	Oil & Gas Equipment & Services 0.3%
2,258	Core Laboratories N.V.	260,844

	Packaged Foods & Meats 2.3%
205,393	Freshpet, Inc.*	2,259,323

	Pharmaceuticals 1.6%
87,835	Auris Medical Holding AG* (Switzerland)	80,799
107,381	Egalet Corp.*	547,643
61,510	Intra-Cellular Therapies, Inc.*	999,538

		1,627,980

	Regional Banks 4.7%
23,704	Bank of the Ozarks, Inc.	1,232,845
24,264	Customers Bancorp, Inc.*	765,044
22,023	Metro Bank plc* (United Kingdom)	897,864
27,338	Pinnacle Financial Partners, Inc.	1,816,610

		4,712,363

	Restaurants 3.1%
30,891	Chuy’s Holdings, Inc.*	920,552
63,743	Habit Restaurants, Inc. (The)*	1,128,251
55,210	Zoe’s Kitchen, Inc.*	1,021,385

		3,070,188

	Semiconductor Equipment 2.4%
106,135	PDF Solutions, Inc.*	2,400,774

	Semiconductors 5.7%
20,929	Cavium, Inc.*	1,499,772
19,142	Monolithic Power Systems, Inc.	1,762,978
13,668	NVE Corp.	1,131,574
19,993	Power Integrations, Inc.	1,314,540

		5,708,864

WASATCH ULTRA GROWTH FUND (WAMCX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments (continued)

Shares		Value

	Specialty Chemicals 2.3%
19,176	Balchem Corp.	$1,580,486
411,433	EcoSynthetix, Inc.* (Canada)	727,050

		2,307,536

	Specialty Stores 1.0%
22,232	Five Below, Inc.*	962,868

	Systems Software 1.1%
28,570	Qualys, Inc.*	1,082,803

	Trucking 1.0%
31,152	Knight Transportation, Inc.	976,615

	Total Common Stocks (cost $68,861,279)	93,009,337

	PREFERRED STOCKS 1.5%

	Biotechnology 0.2%
169,492	Nanosys, Inc., Series D Pfd.* *** †	142,204
40,380	Nanosys, Inc., Series E Pfd.* *** †	47,907

		190,111

	Health Care Technology 0.2%
253,064	Data Sciences International, Inc., Series B Pfd.*** †	270,778

	Oil & Gas Equipment & Services 1.1%
435,920	Drilling Info Holdings, Inc., Series B Pfd.* *** †	1,077,812

	Total Preferred Stocks (cost $2,096,048)	1,538,701

	LIMITED PARTNERSHIP INTEREST 3.3%

	Asset Management & Custody Banks 3.3%
	Greenspring Global Partners II-B, L.P.* *** †	2,111,926
	Greenspring Global Partners III-B, L.P.* *** †	1,143,997

		3,255,923

	Total Limited Partnership Interest (cost $3,490,040)	3,255,923

	WARRANTS 0.0%

	Biotechnology 0.0%
8,212	Argos Therapeutics, Inc., expiring 3/14/2021* *** †	82
9,926	Argos Therapeutics, Inc., expiring 8/2/2021* *** †	1,191

		1,273

	Total Warrants (cost $1,026)	1,273

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.6%

	Repurchase Agreement 1.6%
$1,573,073	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $1,620,000 of United States Treasury Notes 2.125% due 3/31/24; value: $1,605,825; repurchase proceeds: $1,573,085†† (cost $1,573,073)	$1,573,073

	Total Short-Term Investments (cost $1,573,073)	1,573,073

	Total Investments (cost $76,021,466) 100.1%	99,378,307

	Liabilities less Other Assets (0.1%)	(102,046)

	NET ASSETS 100.0%	$99,276,261

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

At March 31, 2017, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	0.5
Canada	4.3
India	7.1
Switzerland	1.4
United Kingdom	0.9
United States	85.8

TOTAL	100.0%

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 86.7%

	Aerospace & Defense 1.1%
158,399	Avon Rubber plc (United Kingdom)	$1,908,175

	Air Freight & Logistics 0.6%
5,476	FedEx Corp.	1,068,641

	Alternative Carriers 2.4%
690,416	Gamma Communications plc (United Kingdom)	4,247,261

	Application Software 0.5%
4,100	Splunk, Inc.*	255,389
110,000	Tracsis plc (United Kingdom)	589,176

		844,565

	Asset Management & Custody Banks 0.3%
100	BlackRock, Inc.	38,351
357,500	Tarpon Investimentos S.A. (Brazil)	548,138

		586,489

	Auto Parts & Equipment 0.5%
11,812	Brembo S.p.A. (Italy)	873,882

	Automotive Retail 1.7%
119,420	Mekonomen AB (Sweden)	2,352,243
15,258	Penske Automotive Group, Inc.	714,227

		3,066,470

	Biotechnology 2.5%
63,132	Abcam plc (United Kingdom)	652,955
101,244	Bioventix plc (United Kingdom)	2,283,276
217,228	MDxHealth* (Belgium)	1,228,215
12,100	Myriad Genetics, Inc.*	232,320
100	OPKO Health, Inc.*	800

		4,397,566

	Broadcasting 1.0%
26,410	CBS Corp., Class B	1,831,798
100	Discovery Communications, Inc., Class A*	2,909

		1,834,707

	Cable & Satellite 2.1%
97,770	Comcast Corp., Class A	3,675,174

	Consumer Electronics 2.2%
85,300	Sony Corp. (Japan)	2,885,474
496,318	Sprue Aegis plc (United Kingdom)	1,066,450

		3,951,924

	Consumer Finance 2.0%
5,263	Discover Financial Services	359,937
17,985	Encore Capital Group, Inc.*	553,938
41,860	PRA Group, Inc.*	1,387,659
107,700	SLM Corp.*	1,303,170

		3,604,704

	Data Processing & Outsourced Services 4.8%
15,000	MasterCard, Inc., Class A	1,687,050
16,409	Net 1 UEPS Technologies, Inc.*	200,682
107,276	PayPal Holdings, Inc.*	4,615,014
18,275	Visa, Inc., Class A	1,624,099
8,442	Wirecard AG (Germany)	467,407

		8,594,252

	Distillers & Vintners 0.9%
74,597	Corby Spirit and Wine Ltd. (Canada)	1,241,367
24,486	Corby Spirit and Wine Ltd., Class B (Canada)	390,715

		1,632,082

Shares		Value

	Diversified Metals & Mining 0.2%
1,251,258	Galaxy Resources Ltd.* (Australia)	$434,962

	Drug Retail 1.0%
20,400	Walgreens Boots Alliance, Inc.	1,694,220

	Education Services 1.2%
212,100	Kroton Educacional S.A. (Brazil)	899,728
10,900	TAL Education Group ADR* (China)	1,161,613

		2,061,341

	Electrical Components & Equipment 0.3%
423,789	Enphase Energy, Inc.*	580,591

	Electronic Equipment & Instruments 3.8%
15,019	Barco N.V. (Belgium)	1,504,491
695,907	Catapult Group International Ltd.* (Australia)	1,196,264
285,000	Eroad Ltd.* (New Zealand)	423,544
110,767	Evertz Technologies Ltd. (Canada)	1,339,349
21,157	Kapsch TrafficCom AG (Austria)	947,952
3,600	KEYENCE Corp. (Japan)	1,441,552

		6,853,152

	Fertilizers & Agricultural Chemicals 0.6%
8,900	Monsanto Co.	1,007,480

	Food Retail 5.0%
1,526,831	Majestic Wine plc (United Kingdom)	6,183,667
93,029	Whole Foods Market, Inc.	2,764,822

		8,948,489

	Health Care Distributors 0.3%
3,573	McKesson Corp.	529,733

	Health Care Equipment 5.6%
390,000	Accuray, Inc.*	1,852,500
21,542	bioMérieux (France)	3,645,936
60,760	DiaSorin S.p.A. (Italy)	4,103,027
7,738	LivaNova plc*	379,239

		9,980,702

	Health Care Services 0.7%
59,216	BML, Inc. (Japan)	1,303,677

	Health Care Supplies 4.4%
1,269,279	Advanced Medical Solutions Group plc (United Kingdom)	3,848,478
30,860	Guerbet (France)	2,616,926
568,467	Tristel plc (United Kingdom)	1,474,321

		7,939,725

	Health Care Technology 2.0%
66,186	Computer Programs and Systems, Inc.	1,853,208
11,112	Nexus AG (Germany)	239,516
33,870	Software Service, Inc. (Japan)	1,496,815

		3,589,539

	Home Entertainment Software 2.9%
29,000	Electronic Arts, Inc.*	2,596,080
44,579	Take-Two Interactive Software, Inc.*	2,642,197

		5,238,277

	Home Improvement Retail 0.8%
118,573	Byggmax Group AB (Sweden)	813,807
3,925	Home Depot, Inc. (The)	576,308

		1,390,115

	Household Appliances 0.6%
22,500	SodaStream International Ltd.* (Israel)	1,089,675

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)

Schedule of Investments (continued)

Shares		Value

	Hypermarkets & Super Centers 3.0%
32,075	Costco Wholesale Corp.	$5,378,657

	Industrial Machinery 1.6%
151,789	Porvair plc (United Kingdom)	988,918
1,205,392	Skellerup Holdings Ltd. (New Zealand)	1,267,469
17,000	SLM Solutions Group AG* (Germany)	675,551

		2,931,938

	Internet & Direct Marketing Retail 10.3%
4,182	Amazon.com, Inc.*	3,707,510
1,157,840	AO World plc* (United Kingdom)	1,958,389
577,582	ePrice S.p.A.* (Italy)	2,566,941
18,590	Netflix, Inc.*	2,747,788
620,226	Ocado Group plc* (United Kingdom)	1,872,766
125,332	Oisix, Inc.* (Japan)	2,629,799
780	Priceline Group, Inc. (The)*	1,388,377
112,399	Sportamore AB* (Sweden)	1,442,516

		18,314,086

	Internet Software & Services 4.6%
19,894	Alibaba Group Holding Ltd. ADR* (China)	2,145,170
6,235	Alphabet, Inc., Class A*	5,286,033
100	Facebook, Inc.*	14,205
817,699	Freelancer Ltd.* (Australia)	571,621
4,102	Tucows, Inc., Class A*	209,407

		8,226,436

	IT Consulting & Other Services 1.9%
55,747	Cognizant Technology Solutions Corp., Class A*	3,318,061

	Leisure Products 2.4%
120,000	Black Diamond, Inc.*	654,000
100,000	KMC Kuei Meng International, Inc. (Taiwan)	491,061
1,581,224	Photo-Me International plc (United Kingdom)	3,120,258
100	Polaris Industries, Inc.	8,380

		4,273,699

	Life Sciences Tools & Services 1.3%
1,007,724	Horizon Discovery Group plc* (United Kingdom)	2,266,327

	Movies & Entertainment 0.1%
800	Walt Disney Co. (The)	90,712

	Multi-Utilities 0.8%
100,052	Telecom Plus plc (United Kingdom)	1,500,502

	Oil & Gas Refining & Marketing 0.4%
19,591	World Fuel Services Corp.	710,174

	Personal Products 1.0%
1,030	Amorepacific Corp. (Korea)	258,352
26,290	Herbalife Ltd.*	1,528,501

		1,786,853

	Pharmaceuticals 0.5%
12,747	Novo Nordisk A/S, Class B (Denmark)	437,780
1,705	Roche Holding AG (Switzerland)	435,421
100	Valeant Pharmaceuticals International, Inc.* (Canada)	1,103

		874,304

Shares		Value

	Publishing 2.0%
244,523	New York Times Co. (The)	$3,521,131

	Real Estate Services 0.3%
4,128	Jones Lang LaSalle, Inc.	460,066

	Regional Banks 0.0%
100	Metro Bank plc* (United Kingdom)	4,077

	Semiconductors 1.3%
8,961	Microchip Technology, Inc.	661,143
269,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1,675,570

		2,336,713

	Soft Drinks 0.2%
89,000	Reed’s, Inc.*	369,350

	Specialized Finance 0.1%
7,500	Zenkoku Hosho Co. Ltd. (Japan)	255,322

	Specialty Chemicals 0.1%
65,000	Polygiene AB* (Sweden)	98,291

	Specialty Stores 0.8%
7,468	Fenix Outdoor International AG (Switzerland)	724,243
62,016	Indigo Books & Music, Inc.* (Canada)	736,815

		1,461,058

	Systems Software 1.4%
13,092	Check Point Software Technologies Ltd.* (Israel)	1,344,025
42,404	Traffic Systems SE (Germany)	653,895
110,000	WANdisco plc* (United Kingdom)	583,663

		2,581,583

	Technology Hardware, Storage & Peripherals 0.6%
247,594	Xaar plc (United Kingdom)	1,101,248

	Total Common Stocks (cost $132,290,521)	154,788,158

	EXCHANGE-TRADED FUNDS 0.1%

	Asset Management & Custody Banks 0.1%
1,500	PowerShares Dynamic Pharmaceuticals Portfolio	88,140

	Total Exchange-Traded Funds (cost $89,935)	88,140

	LIMITED PARTNERSHIP INTEREST 0.1%

	Asset Management & Custody Banks 0.1%
	Greenspring Global Partners II-B, L.P.* *** †	234,661

	Total Limited Partnership Interest (cost $258,841)	234,661

MARCH 31, 2017 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 13.2%

	Repurchase Agreement 13.2%
$23,669,945	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $25,630,000 of United States Treasury Notes 1.625% due 5/15/26; value: $24,147,433; repurchase proceeds: $23,670,123†† (cost $23,669,945)	$23,669,945

	Total Short-Term Investments (cost $23,669,945)	23,669,945

	Total Investments (cost $156,309,242) 100.1%	178,780,904

	Liabilities less Other Assets (0.1%)	(127,361)

	NET ASSETS 100.0%	$178,653,543

Contracts		Net Unrealized Appreciation (Depreciation)

	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS SHORT 0.2%
5,530,056 EUR	USD, State Street Bank and Trust Co., settlement date 4/28/17, (cost $6,000,000; value: $5,905,809)	$94,191
12,303,654 GBP	USD, State Street Bank and Trust Co., settlement date 4/18/17, (cost $15,000,000; value: $15,420,260)	(420,260)

	Total Forward Foreign Currency Exchange Contracts Short (cost $21,000,000; value: $21,326,069)	(326,069)

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††All or a portion of this security has been designated as collateral for forward foreign currency exchange contracts (see Note 4).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2017, Wasatch World Innovators Fund’s investments, excluding short-term investments and forward foreign currency exchange contracts, were in the following countries:

Country	%
Australia	1.4
Austria	0.6
Belgium	1.8
Brazil	0.9
Canada	2.4
China	2.1
Denmark	0.3
France	4.0
Germany	1.3
Israel	1.6
Italy	4.9
Japan	6.5
Korea	0.2
New Zealand	1.1
Sweden	3.0
Switzerland	0.7
Taiwan	1.4
United Kingdom	23.0
United States	42.8

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME FUND (FMEQX)

Schedule of Investments

Principal Amount		Value

	ASSET-BACKED SECURITIES 13.1%

$1,000,000	Avis Budget Rental Car Funding AESOP, LLC, 2.50%, 7/20/21, Series 2015-1A, Class A†	$999,330
500,000	Avis Budget Rental Car Funding AESOP, LLC, 2.63%, 12/20/21, Series 2015-2A, Class A†	500,507
1,500,000	Citibank Credit Card Issuance Trust, 5.65%, 9/20/19, Series 2007-A8, Class A8	1,530,223
370,370	Cronos Containers Program I Ltd., 3.27%, 11/18/29, Series 2014-2A, Class A (Bermuda)†	361,584
759,500	DB Master Finance, LLC 2015-1, 3.262%, 2/20/45, Series 2015-1A, Class A2I†	763,489
1,000,000	DT Auto Owner Trust 2016-2, 2.92%, 5/15/20, Series 2016-2A, Class B	1,005,797
675,000	Element Rail Leasing II, LLC, 3.585%, 2/19/45, Series 2015-1A, Class A2†	649,179
825,000	Exeter Automobile Receivables Trust, 3.59%, 8/16/21, Series 2015-3A, Class B†	833,535
1,000,000	Scala Funding Co., LLC Series 2016-1, 3.91%, 2/15/21, Series 2016-1, Class A*** †	1,000,625
1,500,000	Synchrony Credit Card Master Note Trust, 2.22%, 1/15/22, Series 2012-2, Class A	1,512,360
1,526,750	Wendys Funding LLC, 3.371%, 6/15/45, Series 2015-1A, Class A2I†	1,533,840
585,000	World Financial Network Credit Card Master Trust, 1.76%, 5/17/21, Series 2012-B, Class A	585,740
1,610,000	World Financial Network Credit Card Master Trust, 3.14%, 1/17/23, Series 2012-A, Class A	1,649,901

	Total Asset-Backed Securities (cost $13,002,705)	12,926,110

	COLLATERALIZED MORTGAGE OBLIGATIONS 11.5%

1,174,626	Federal Home Loan Mortgage Corp., 2.685%, 1/1/43, Series 840522†††	1,210,987
1,489,934	Federal Home Loan Mortgage Corp., 3.50%, 2/1/32, Series G18637	1,557,041
153,194	Federal Home Loan Mortgage Corp., 9.642%, 8/15/43, Series 4238, Class SY†††	173,663
1,378,510	Federal National Mortgage Assoc., 2.004%, 7/1/44, Series AL9645†††	1,430,186
1,345,020	Federal National Mortgage Assoc., 2.271%, 4/1/44, Series AL9804†††	1,402,104
1,000,000	Federal National Mortgage Assoc., 2.42%, 4/1/22, Series AM8263	999,553
747,109	Federal National Mortgage Assoc., 3.00%, 1/1/28, Series AB7546	768,741
1,964,848	Federal National Mortgage Assoc., 3.00%, 3/1/29, Series AL4936	2,019,989
1,139,345	Federal National Mortgage Assoc., 3.50%, 6/1/32, Series AL2525	1,189,958
233,829	Federal National Mortgage Assoc., 4.00%, 2/1/42, Series MA0988	243,379
61,863	Government National Mortgage Assoc., 2.625%, 7/20/34, Series 80987†††	63,438
120,218	Government National Mortgage Assoc., 3.00%, 8/20/38, Series 2010-47, Class CG	122,016
214,200	Government National Mortgage Assoc., 4.50%, 3/20/39, Series 2009-14, Class AG	229,306

	Total Collateralized Mortgage Obligations (cost $11,440,474)	11,410,361

Principal Amount		Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES 0.1%

$ 42,434	WaMu Commercial Mortgage Securities Trust, 4.321%, 3/23/45, Series 2007-SL3, Class AJ† †††	$42,163

	Total Commercial Mortgage-Backed Securities (cost $43,265)	42,163

	CORPORATE BONDS 53.4%

	Air Freight & Logistics 0.6%
620,000	United Parcel Service, Inc., 5.50%, 1/15/18	640,099

	Application Software 0.5%
500,000	Microsoft Corp., 2.375%, 2/12/22	501,350

	Automobile Manufacturers 1.9%
1,250,000	Ford Motor Credit Co., LLC, 5.75%, 2/1/21	1,376,841
500,000	Toyota Motor Credit Corp., 2.00%, 10/24/18 MTN	502,472

		1,879,313

	Beverages-Non-alcoholic 1.3%
500,000	Pepsi-Cola Metropolitan Bottling Co., Inc., 5.00%, 5/15/17	501,797
750,000	PepsiCo, Inc., 5.00%, 6/1/18	781,621

		1,283,418

	Computer Services 2.5%
2,000,000	Hewlett Packard Enterprise Co., 3.60%, 10/15/20	2,056,758
400,000	Hewlett Packard Enterprise Co., 4.40%, 10/15/22	418,901

		2,475,659

	Construction Machinery & Heavy Trucks 1.5%
500,000	Caterpillar Financial Services Corp., 5.85%, 9/1/17 MTN	509,033
1,000,000	John Deere Capital Corp., 2.25%, 4/17/19	1,009,668

		1,518,701

	Consumer Finance 1.0%
1,000,000	American Express Credit Corp., 2.25%, 8/15/19 MTN	1,007,884

	Cosmetics & Toiletries 0.3%
262,452	Procter & Gamble — ESOP, 9.36%, 1/1/21, Series A	302,482

	Diversified Banks 6.7%
500,000	Bank of America Corp., 5.875%, 1/5/21	558,306
1,000,000	Fulton Financial Corp., 3.60%, 3/16/22	1,009,354
500,000	HSBC Holdings plc, 5.10%, 4/5/21 (United Kingdom)	542,844
1,250,000	PNC Bank NA, 3.80%, 7/25/23	1,307,376
600,000	RBC USA Holdco Corp., 5.25%, 9/15/20	655,034
750,000	Sumitomo Mitsui Financial Group, Inc., 2.133%, 7/14/21††† (Japan)	758,126
1,125,000	US Bancorp, 3.00%, 3/15/22 MTN	1,146,108
700,000	Wachovia Corp., 5.75%, 2/1/18 MTN	721,998

		6,699,146

MARCH 31, 2017 (UNAUDITED)

Principal Amount		Value

	CORPORATE BONDS (continued)

	Diversified Financial Services 3.1%
$ 1,200,000	General Electric Co., 4.65%, 10/17/21 MTN	$1,317,200
1,000,000	General Electric Co., 5.625%, 5/1/18 MTN	1,045,541
750,000	New York Life Global Funding, 2.15%, 6/18/19†	753,679

		3,116,420

	E-Commerce/Products 1.3%
1,250,000	Alibaba Group Holding Ltd., 3.125%, 11/28/21 (Cayman Islands)	1,262,451

	Electric Utilities 1.1%
1,000,000	Integrys Holding, Inc., 4.17%, 11/1/20	1,055,665

	Electric-Integrated 0.7%
700,000	PSEG Power, LLC, 4.15%, 9/15/21	734,338

	Enterprise Software & Services 1.1%
1,100,000	CA, Inc., 3.60%, 8/15/22	1,116,173

	Health Care Services 0.6%
500,000	Cigna Corp., 7.65%, 3/1/23	619,094

	Insurance 4.2%
1,000,000	Allstate Corp. (The), 6.125%, 5/15/67†††	977,500
750,000	Aspen Insurance Holdings Ltd., 4.65%, 11/15/23 (Bermuda)	799,532
560,000	Jackson National Life Global Funding, 4.70%, 6/1/18†	578,377
1,175,000	Lincoln National Corp., 3.399%, 5/17/66†††	1,028,242
750,000	Progressive Corp. (The), 6.70%, 6/15/67†††	740,625

		4,124,276

	Integrated Telecommunication Services 1.4%
1,250,000	AT&T, Inc., 5.20%, 3/15/20	1,350,395

	Investment Banking & Brokerage 7.2%
1,700,000	Goldman Sachs Group, Inc. (The), 2.789%, 10/28/27 MTN†††	1,749,633
1,250,000	JPMorgan Chase & Co., 2.273%, 10/24/23†††	1,278,662
1,250,000	JPMorgan Chase & Co., 3.25%, 9/23/22	1,272,814
750,000	JPMorgan Chase & Co., 7.90%, 4/30/18, Series 1†††	777,188
1,000,000	Morgan Stanley, 2.443%, 10/24/23 MTN†††	1,021,221
1,000,000	Morgan Stanley, 5.50%, 7/24/20 MTN	1,091,710

		7,191,228

	Movies & Entertainment 0.4%
350,000	Walt Disney Co. (The), 6.00%, 7/17/17, Series C MTN	354,535

	Multimedia 0.9%
800,000	NBCUniversal Media, LLC, 5.15%, 4/30/20	873,174

	Office Furnishings 0.6%
500,000	Steelcase, Inc., 6.375%, 2/15/21	557,006

	Oil Companies-Integrated 2.8%
1,500,000	BP Capital Markets plc, 3.245%, 5/6/22 (United Kingdom)	1,532,227
659,000	Occidental Petroleum Corp., 3.125%, 2/15/22	672,635
500,000	Phillips 66, 4.30%, 4/1/22	530,100

		2,734,962

Principal Amount		Value

	CORPORATE BONDS (continued)

	Pharmaceuticals 2.3%
$ 745,000	AstraZeneca plc, 5.90%, 9/15/17 (United Kingdom)	$759,501
725,000	Pharmacia LLC, 6.50%, 12/1/18	782,753
575,000	Pharmacia LLC, 6.75%, 12/15/27	740,446

		2,282,700

	Pipelines 0.9%
1,000,000	Enterprise Products Operating, LLC, 7.00%, 6/1/67†††	925,000

	Property & Casualty Insurance 2.0%
1,000,000	CNA Financial Corp., 7.35%, 11/15/19	1,127,903
1,000,000	XLIT Ltd., 6.50%, 5/1/17, Series E††† (Cayman Islands)	840,000

		1,967,903

	Railroads 1.1%
1,000,000	Union Pacific Corp., 5.70%, 8/15/18	1,054,330

	Residential REITs 1.3%
1,200,000	AvalonBay Communities, Inc., 4.20%, 12/15/23 MTN	1,269,606

	Semiconductor Equipment 0.8%
700,000	Applied Materials, Inc., 4.30%, 6/15/21	752,501

	Specialty Chemicals 1.3%
1,150,000	Lubrizol Corp., 8.875%, 2/1/19	1,294,552

	Super-Regional Banks-U.S. 1.3%
1,250,000	Wells Fargo & Co., 4.125%, 8/15/23	1,309,329

	Television 0.7%
600,000	CBS Corp., 7.875%, 9/1/23	730,357

	Total Corporate Bonds (cost $52,750,755)	52,984,047

	MUNICIPAL BONDS 5.2%

730,000	City of Dublin, Ohio,, 5.00%, 12/1/22, Series B	809,519
695,000	City of Westminster, Colorado, 2.415%, 12/1/19, Series B	707,266
500,000	Columbus-Franklin County Finance Authority, 3.00%, 8/15/21, Series B	510,460
250,000	Iowa Student Loan Liquidity Corp., 2.229%, 12/1/20, Series A-1	247,345
500,000	Iowa Student Loan Liquidity Corp., 2.86%, 12/1/22, Series A-2	487,740
325,000	Richmond Joint Powers Financing Authority, 8.25%, 7/1/19, Class B	344,549
500,000	State of Louisiana, 5.00%, 7/15/26, Series C	585,145
1,100,000	State of New York Mortgage Agency, 3.653%, 4/1/23, Series 172	1,117,468
310,000	Township of Robbinsville, 4.00%, 7/15/23, Series B	331,570

	Total Municipal Bonds (cost $5,102,231)	5,141,062

WASATCH-1ST SOURCE INCOME FUND (FMEQX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments (continued)

Principal Amount		Value

	U.S. GOVERNMENT AGENCY SECURITIES 4.4%

$ 1,050,000	Federal Farm Credit Banks, 2.60%, 10/6/22	$1,067,885
1,000,000	Federal Farm Credit Banks, 4.95%, 12/16/19	1,088,114
300,803	New Valley Generation IV, 4.687%, 1/15/22	321,137
800,000	Tennessee Valley Authority, 3.875%, 2/15/21	859,970
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,035,983

	Total U.S. Government Agency Securities (cost $4,362,463)	4,373,089

	U.S. TREASURY INFLATION-PROTECTED BONDS 2.0%

886,878	Treasury Inflation-Protected Security, 2.00%, 1/15/26	1,006,195
961,223	Treasury Inflation-Protected Security, 2.125%, 1/15/19	1,011,149

	Total U.S. Treasury Inflation- Protected Bonds (cost $2,017,228)	2,017,344

	U.S. TREASURY NOTES 8.5%

1,100,000	U.S. Treasury Note, 2.625%, 8/15/20	1,135,363
1,250,000	U.S. Treasury Note, 2.750%, 12/31/17	1,265,820
3,000,000	U.S. Treasury Note, 3.625%, 8/15/19	3,159,492
1,500,000	U.S. Treasury Note, 3.625%, 2/15/20	1,590,703
1,200,000	U.S. Treasury Note, 3.625%, 2/15/21	1,284,750

	Total U.S. Treasury Notes (cost $8,463,843)	8,436,128

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
$ 517,824	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $555,000 of United States Treasury Bonds 2.750% due 8/15/42; value $530,187; repurchase proceeds: $517,828 (cost $517,824)	$517,824

	Total Short-Term Investments (cost $517,824)	517,824

	Total Investments (cost $97,700,788) 98.7%	97,848,128

	Other Assets less Liabilities 1.3%	1,305,432

	NET ASSETS 100.0%	$99,153,560

†Liquid security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†††Variable rate securities.

ESOP Employee Stock Ownership Plan.

MTN Medium Term Note.

See Notes to Financial Statements.

At March 31, 2017, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries:
Country	%
Bermuda	1.2
Cayman Islands	2.2
Japan	0.8
United Kingdom	2.9
United States	92.9

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	MARCH 31, 2017 (UNAUDITED)

Schedule of Investments

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 99.5%

$118,500,000	U.S. Treasury Bond, 2.25%, 8/15/46	$100,289,868
53,500,000	U.S. Treasury Bond, 2.50%, 2/15/45	48,072,693
1,000,000	U.S. Treasury Bond, 2.875%, 5/15/43	973,633
600,000	U.S. Treasury Bond, 2.875%, 8/15/45	581,883
8,000,000	U.S. Treasury Bond, 3.125%, 8/15/44	8,155,624
14,100,000	U.S. Treasury Bond, 3.75%, 11/15/43	16,044,263
39,000,000	U.S. Treasury Strip, principal only, 8/15/40	19,125,639
81,000,000	U.S. Treasury Strip, principal only, 5/15/44	34,910,757
175,700,000	U.S. Treasury Strip, principal only, 8/15/45	72,579,035

	Total U.S. Government Obligations (cost $332,139,472)	300,733,395

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.2%

	Repurchase Agreement 1.2%
$ 3,493,284	Repurchase Agreement dated 3/31/17, 0.09% due 4/3/17 with State Street Bank and Trust Co. collateralized by $3,595,000 of United States Treasury Notes 2.125% due 3/31/24; value $3,563,544; repurchase proceeds: $3,493,311 (cost $3,493,284)	$3,493,284

	Total Short-Term Investments (cost $3,493,284)	3,493,284

	Total Investments (cost $335,632,756) 100.7%	304,226,679

	Liabilities less Other Assets (0.7%)	(2,033,107)

	NET ASSETS 100.0%	$302,193,572

	See Notes to Financial Statements.

WASATCH FUNDS

Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$916,295,091	$82,031,947	$31,063,599
Repurchase agreements	84,063,501	6,732,462	823,425

	$1,000,358,592	$88,764,409	$31,887,024

Investments, at market value
Unaffiliated issuers	$1,379,094,701	$118,429,530	$36,531,717
Repurchase agreements	84,063,501	6,732,462	823,425

	1,463,158,202	125,161,992	37,355,142
Cash	—	—	—
Foreign currency on deposit (cost of $0, $27,467, $66, $231,100, $13,597,330, $0, $1,874,802 and $802,355, respectively)	—	27,466	68
Receivable for investment securities sold	—	704,716	—
Capital shares receivable	7,751,612	823,693	1,487
Interest and dividends receivable	571,887	6,437	52,949
Prepaid expenses and other assets	64,721	51,445	34,222

Total Assets	1,471,546,422	126,775,749	37,443,868

Liabilities:
Payable for securities purchased	1,871,774	581,388	—
Capital shares payable	8,475,412	6,105	2,003
Payable to Advisor	1,217,043	116,803	16,478
Accrued fund administration fees	21,808	1,302	179
Accrued expenses and other liabilities	249,868	68,102	34,533
Foreign capital gains taxes payable	—	1,723,935	320,516
Line of credit payable	—	—	—

Total Liabilities	11,835,905	2,497,635	373,709

Net Assets	$1,459,710,517	$124,278,114	$37,070,159

Net Assets Consist of:
Capital stock	$239,518	$337,095	$39,992
Paid-in-capital in excess of par	970,693,022	92,163,472	41,334,790
Undistributed net investment income (loss)	(9,830,247)	(2,259,013)	(268,047)
Undistributed net realized gain (loss) on investments and foreign currency translations	35,807,657	(637,014)	(9,185,919)
Net unrealized appreciation on investments and foreign currency translations	462,800,567	34,673,574	5,149,343

Net Assets	$1,459,710,517	$124,278,114	$37,070,159

Net Assets
Investor Class	1,120,588,852	103,413,238	11,207,026
Institutional Class	339,121,665	20,864,876	25,863,133

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	18,407,547	28,067,603	1,218,500
Institutional Class	5,544,211	5,641,936	2,780,655

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$60.88	$3.68	$9.20

Institutional Class	$61.17	$3.70	$9.30

[1]	The Nigerian naira was fair valued during the period (see Note 13).

See Notes to Financial Statements.

MARCH 31, 2017 (UNAUDITED)

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND

$484,706,870	$193,998,807	$71,944,911	$1,012,699,509	$510,086,853
7,011,989	6,939,547	—	8,797,037	28,312,542

$491,718,859	$200,938,354	$71,944,911	$1,021,496,546	$538,399,395

$630,190,130	$258,757,913	$99,931,015	$1,318,979,713	$632,921,045
7,011,989	6,939,547	—	8,797,037	28,312,542

637,202,119	265,697,460	99,931,015	1,327,776,750	661,233,587
—	7,706,628	—	—	—

231,090	12,093,937 [1]	—	1,873,761	582,933	[1]
8,551,929	48,589,470	1,157,446	21,960,548	8,067,004
294,673	410,765	6,873	443,845	585,318
1,035,700	944,097	142,049	2,398,804	1,396,306
143,292	104,670	52,181	94,533	98,291

647,458,803	335,547,027	101,289,564	1,354,548,241	671,963,439

2,432,961	10,805,466	—	8,966,625	13,878,635
867,351	1,019,422	13,705	536,659	798,748
856,212	428,670	102,491	1,390,010	927,694
12,126	6,569	1,351	22,241	9,438
253,069	679,706	65,025	286,781	254,652
1,959,352	3,854,365	231,240	—	1,362,151
—	—	70,313	—	—

6,381,071	16,794,198	484,125	11,202,316	17,231,318

$641,077,732	$318,752,829	$100,805,439	$1,343,345,925	$654,732,121

$2,492,729	$1,277,550	$304,821	$460,700	$2,087,517
557,155,356	454,117,771	69,573,738	1,043,978,437	522,252,170
(11,229,854)	(7,475,780)	(2,262,805)	(6,546,573)	(4,258,690)
(50,913,528)	(191,117,763)	5,434,004	(796,891)	12,976,492
143,573,029	61,951,051	27,755,681	306,250,252	121,674,632

$641,077,732	$318,752,829	$100,805,439	$1,343,345,925	$654,732,121

488,852,515	269,635,343	94,790,334	814,709,944	459,212,140
152,225,217	49,117,486	6,015,105	528,635,981	195,519,981

190,140,284	108,131,066	28,661,730	27,947,807	146,729,232
59,132,582	19,623,905	1,820,320	18,122,197	62,022,465

$2.57	$2.49	$3.31	$29.15	$3.13

$2.57	$2.50	$3.30	$29.17	$3.15

WASATCH FUNDS

Statements of Assets and Liabilities (continued)

	LARGE CAP VALUE FUND	LONG/SHORT FUND	MICRO CAP FUND

Assets:
Investments, at cost
Unaffiliated issuers	$146,994,166	$141,660,659	$169,462,556
Affiliated issuers[1]	—	—	—
Repurchase agreements	1,373,298	49,827,125	2,819,067

	$148,367,464	$191,487,784	$172,281,623

Investments, at market value
Unaffiliated issuers	$182,915,175	$153,280,533	$271,153,268
Affiliated issuers[1]	—	—	—
Repurchase agreements	1,373,298	49,827,125	2,819,067

	184,288,473	203,107,658	273,972,335
Cash	—	—	—
Foreign currency on deposit (cost of $0, $0, $0, $9,049, $3,058,161, $423,765, $17 and $0, respectively)	—	—	—
Receivable for investment securities sold	4,728,554	3,298,012	53,819
Receivable from broker for securities sold short	—	55,735,741	—
Capital shares receivable	8,495	164,909	6,425
Interest and dividends receivable	256,507	898,812	77,566
Prepaid expenses and other assets	25,901	30,228	19,431

Total Assets	189,307,930	263,235,360	274,129,576

Liabilities:
Securities sold short, at value (proceeds of $0, $71,174,575, $0, $0, $0, $0, $0 and $0, respectively)	—	86,555,756	—
Payable for securities purchased	889,963	1,654,909	836,987
Capital shares payable	188,449	266,542	56,963
Dividends payable to shareholders	6,649	—	—
Payable to Advisor	134,723	170,109	342,011
Accrued fund administration fees	3,410	8,275	3,976
Accrued expenses and other liabilities	124,089	135,358	55,603
Dividends payable on securities sold short	—	52,411	—

Total Liabilities	1,347,283	88,843,360	1,295,540

Net Assets	$187,960,647	$174,392,000	$272,834,036

Net Assets Consist of:
Capital stock	$196,069	$133,991	$392,863
Paid-in-capital in excess of par	142,308,575	332,792,654	170,820,310
Undistributed net investment income (loss)	137,843	(573,021)	(3,775,231)
Undistributed net realized gain (loss) on investments and foreign currency translations	9,398,176	(154,200,317)	3,705,113
Net unrealized appreciation (depreciation) on investments and foreign currency translations	35,919,984	(3,761,307)	101,690,981

Net Assets	$187,960,647	$174,392,000	$272,834,036

Net Assets
Investor Class	185,314,999	120,053,732	272,834,036
Institutional Class	2,645,648	54,338,268	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	19,330,564	9,238,506	39,286,261
Institutional Class	276,344	4,160,607	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$9.59	$12.99	$6.94

Institutional Class	$9.57	$13.06	$—

[1]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

MARCH 31, 2017 (UNAUDITED)

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$131,032,027	$1,093,457,857	$257,717,431	$33,004,136	$74,448,393
—	56,503,081	—	—	—
5,707,476	36,988,153	10,563,263	8,231,817	1,573,073

$136,739,503	$1,186,949,091	$268,280,694	$41,235,953	$76,021,466

$182,742,383	$1,645,828,259	$335,052,422	$40,076,328	$97,805,234
—	44,048,692	—	—	—
5,707,476	36,988,153	10,563,263	8,231,817	1,573,073

188,449,859	1,726,865,104	345,615,685	48,308,145	99,378,307
—	—	—	5,337	—
9,039	3,058,161	423,765	21	—
450,140	2,501,472	2,018,920	252,999	38,824
—	—	—	—	—
66,183	531,326	412,081	3,398	1,748
100,354	1,881,988	404,834	134,631	3,832
156,725	69,806	37,837	16,149	18,863

189,232,300	1,734,907,857	348,913,122	48,720,680	99,441,574

—	—	—	—	—
529,515	2,001,227	7,275,815	96,115	—
114,890	2,010,672	71,193	39,724	33,640
—	—	—	355	—
238,743	1,444,008	282,836	23,101	82,857
2,533	28,502	4,833	334	1,111
30,596	732,786	77,070	31,752	47,705
—	—	—	—	—

916,277	6,217,195	7,711,747	191,381	165,313

$188,316,023	$1,728,690,662	$341,201,375	$48,529,299	$99,276,261

$615,022	$412,142	$469,925	$43,362	$52,854
132,765,056	1,127,138,973	266,117,059	49,406,074	73,325,573
(1,349,706)	(16,835,766)	490,865	51,827	(2,220,052)
4,575,058	80,184,245	(3,211,414)	(8,044,196)	6,670,748
51,710,593	537,791,068	77,334,940	7,072,232	21,447,138

$188,316,023	$1,728,690,662	$341,201,375	$48,529,299	$99,276,261

188,316,023	1,283,699,924	301,727,802	48,529,299	99,276,261
—	444,990,738	39,473,573	—	—

61,502,193	30,627,586	41,578,557	4,336,204	5,285,406
—	10,586,644	5,413,958	—	—

$3.06	$41.91	$7.26	$11.19	$18.78

$—	$42.03	$7.29	$—	$—

WASATCH FUNDS	MARCH 31, 2017 (UNAUDITED)

Statements of Assets and Liabilities (continued)

	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$132,639,297	$97,182,964	$332,139,472
Repurchase agreements	23,669,945	517,824	3,493,284

	$156,309,242	$97,700,788	$335,632,756

Investments, at market value
Unaffiliated issuers	$155,110,959	$97,330,304	$300,733,395
Repurchase agreements	23,669,945	517,824	3,493,284

	178,780,904	97,848,128	304,226,679
Cash	18,323	—	—
Foreign currency on deposit (cost of $41,450, $0 and $0, respectively)	41,390	—	—
Receivable for investment securities sold	1,234,835	1,300,903	—
Capital shares receivable	34,534	141,702	209,324
Interest and dividends receivable	152,447	804,183	741,922
Prepaid expenses and other assets	43,914	15,235	37,789
Unrealized appreciation on foreign currency contracts	94,191	—	—

Total Assets	180,400,538	100,110,151	305,215,714

Liabilities:
Payable for securities purchased	911,500	712,047	—
Capital shares payable	112,940	110,443	2,710,407
Dividends payable to shareholders	—	51,620	82,848
Payable to Advisor	223,243	46,431	120,288
Accrued fund administration fees	2,707	1,156	3,702
Accrued expenses and other liabilities	76,345	34,565	104,897
Other payables	—	329	—
Unrealized depreciation on foreign currency contracts	420,260	—	—

Total Liabilities	1,746,995	956,591	3,022,142

Net Assets	$178,653,543	$99,153,560	$302,193,572

Net Assets Consist of:
Capital stock	$90,483	$98,426	$193,325
Paid-in-capital in excess of par	152,561,120	99,151,439	348,606,773
Undistributed net investment income (loss)	(1,115,320)	12,891	16,192
Undistributed net realized gain (loss) on investments and foreign currency translations	5,184,769	(256,536)	(15,216,641)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	21,932,491	147,340	(31,406,077)

Net Assets	$178,653,543	$99,153,560	$302,193,572

Net Assets
Investor Class	172,381,983	99,153,560	302,193,572
Institutional Class	6,271,560	—	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	8,731,741	9,842,633	19,332,468
Institutional Class	316,532	—	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$19.74	$10.07	$15.63

Institutional Class	$19.81	$—	$—

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS

Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Investment Income:
Interest	$14,785	$2,737 [1]	$71
Dividends[2]
Unaffiliated issuers	3,988,759	148,934	117,948

Total investment income	4,003,544	151,671	118,019

Expenses:
Investment advisory fees	6,917,635	555,085	174,375
Shareholder servicing fees — Investor Class	705,884	66,283	19,378
Shareholder servicing fees — Institutional Class	3,299	914	1,827
Fund administration fees	117,208	7,526	2,950
Fund accounting fees	71,672	15,751	10,539
Reports to shareholders — Investor Class	54,544	7,874	2,447
Reports to shareholders — Institutional Class	6,484	953	1,756
Custody fees	44,667	48,775	27,891
Federal and state registration fees — Investor Class	28,019	11,764	6,833
Federal and state registration fees — Institutional Class	12,510	9,419	7,794
Legal fees	40,949	2,491	1,455
Trustees’ fees	96,438	5,946	2,652
Interest	21,029	1,474	2,901
Audit fees	16,064	15,825	16,001
Other expenses	32,617	36,831	11,728

Total expenses before reimbursement	8,169,019	786,911	290,527
Reimbursement of expenses by Advisor	(42,060)	(25,767)	(62,338)

Net Expenses	8,126,959	761,144	228,189

Net Investment Loss	(4,123,415)	(609,473)	(110,170)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	36,022,918	210,763	(449,435)
Realized foreign capital gains taxes	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	64,209,745	11,735,739	441,556
Change in deferred foreign capital gains taxes	—	(567,230)	(97,541)

Net gain (loss) on investments	100,232,663	11,379,272	(105,420)

Net Increase (Decrease) in Net Assets Resulting from Operations	$96,109,248	$10,769,799	$(215,590)

[1]	Net of $35, $2, $1,298 and $1 in foreign withholding taxes, respectively.

[2]	Net of $23,472, $0, $14,556, $43,903, $391,929, $10,753, $528,819 and $342,073 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

MARCH 31, 2017 (UNAUDITED)

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND

$921 [1]	$5,909 [1]	$69	$838 [1]	$—

2,702,083	3,008,633	281,121	5,013,889	2,891,599

2,703,004	3,014,542	281,190	5,014,727	2,891,599

5,786,846	3,566,335	733,162	8,180,371	5,553,760
450,721	659,907	85,100	502,953	751,309
2,223	1,346	921	1,273	70,751
59,278	34,376	9,895	110,720	53,710
46,239	32,158	16,977	73,411	45,044
37,008	74,404	8,231	54,180	64,782
1,987	2,977	886	33,563	17,108
364,479	708,162	29,421	218,480	267,681
17,842	30,256	9,605	20,570	19,504
11,271	15,865	9,402	16,560	13,293
23,839	16,019	3,893	45,859	20,667
56,350	37,313	10,235	99,304	47,268
26,021	60,965	14,604	21,883	24,236
15,913	16,540	15,913	15,961	15,961
59,451	49,728	19,302	40,976	33,355

6,959,468	5,306,351	967,547	9,436,064	6,998,429
(203,990)	(742,838)	(15,406)	(39,664)	(85,408)

6,755,478	4,563,513	952,141	9,396,400	6,913,021

(4,052,474)	(1,548,971)	(670,951)	(4,381,673)	(4,021,422)

34,044,255	(40,973,648)	6,137,415	7,692,318	19,213,602
(2,932)	(1,514,617)	—	—	(356,833)
(69,562,377)	11,806,084	(6,484,217)	(58,699,724)	(32,455,073)
241,004	427,600	280,340	174,524	(14,844)

(35,280,050)	(30,254,581)	(66,462)	(50,832,882)	(13,613,148)

$(39,332,524)	$(31,803,552)	$(737,413)	$(55,214,555)	$(17,634,570)

WASATCH FUNDS

Statements of Operations (continued)

	LARGE CAP VALUE FUND	LONG/SHORT FUND	MICRO CAP FUND

Investment Income:
Interest	$691	$—	$1,243
Dividends[2]
Unaffiliated issuers	2,926,470	1,872,123	856,527

Total investment income	2,927,161	1,872,123	857,770

Expenses:
Investment advisory fees	862,558	1,164,025	2,242,074
Shareholder servicing fees — Investor Class	151,870	170,577	85,932
Shareholder servicing fees — Institutional Class	844	2,193	—
Fund administration fees	16,231	17,899	22,768
Fund accounting fees	14,271	16,196	21,788
Reports to shareholders — Investor Class	13,112	19,331	8,854
Reports to shareholders — Institutional Class	790	3,085	—
Custody fees	3,401	8,738	15,694
Federal and state registration fees — Investor Class	10,622	15,343	10,613
Federal and state registration fees — Institutional Class	5,571	9,826	—
Legal fees	5,361	12,011	7,421
Trustees’ fees	13,827	16,625	19,606
Dividends on securities sold short	—	600,596	—
Interest	2,927	247,804	4,630
Audit fees	15,825	15,825	14,724
Other expenses	10,884	10,390	12,726

Total expenses before reimbursement	1,128,094	2,330,464	2,466,830
Reimbursement of expenses by Advisor	(72,581)	(30,688)	—

Net Expenses	1,055,513	2,299,776	2,466,830

Net Investment Income (Loss)	1,871,648	(427,653)	(1,609,060)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	12,395,987	12,581,414	8,990,361
Affiliated issuers	—	—	—
Net realized gain on options written	99,363	—	—
Net realized loss on short positions	—	(8,186,699)	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,465,632	2,512,372	7,047,763

Net gain on investments	17,960,982	6,907,087	16,038,124

Net Increase in Net Assets Resulting from Operations	$19,832,630	$6,479,434	$14,429,064

[2]	Net of $44,662, $23,865, $10,241, $3,454, $16,649, $0, $5,848 and $1,818 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

MARCH 31, 2017 (UNAUDITED)

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$14,474	$4,332	$2,581	$1,687	$12,830

1,194,074	5,097,395	2,475,094	764,142	122,378

1,208,548	5,101,727	2,477,675	765,829	135,208

1,517,996	8,939,665	1,601,092	180,799	483,731
108,952	1,506,900	168,485	46,669	72,171
—	6,024	1,333	—	—
15,441	151,170	27,143	4,371	8,190
19,904	92,687	22,345	8,605	14,132
12,274	103,112	15,436	4,835	6,886
—	16,722	1,248	—	—
16,185	166,022	11,292	1,747	5,334
11,021	31,335	15,536	10,302	9,305
—	12,383	6,758	—	—
4,928	56,124	8,775	1,476	2,690
12,884	132,804	21,679	3,892	7,067
—	—	—	—	—
2,811	49,491	5,200	805	1,557
17,454	16,446	15,935	14,614	14,834
9,718	45,544	12,521	2,997	8,776

1,749,568	11,326,429	1,934,778	281,112	634,673
—	(86,232)	(15,570)	(34,938)	—

1,749,568	11,240,197	1,919,208	246,174	634,673

(541,020)	(6,138,470)	558,467	519,655	(499,465)

8,880,622	80,289,849	10,501,314	486,484	6,547,781
—	(3,281,811)	—	—	—
—	—	—	—	—
—	—	—	—	—
6,483,933	12,259,457	18,216,546	1,967,795	(1,300,932)

15,364,555	89,267,495	28,717,860	2,454,279	5,246,849

$14,823,535	$83,129,025	$29,276,327	$2,973,934	$4,747,384

WASATCH FUNDS	MARCH 31, 2017 (UNAUDITED)

Statements of Operations (continued)

	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Investment Income:
Interest	$3,992	$1,197,300 [1]	$4,725,056
Dividends[2]
Unaffiliated issuers	990,524	43,140	—

Total investment income	994,516	1,240,440	4,725,056

Expenses:
Investment advisory fees	1,360,557	271,134	858,377
Shareholder servicing fees — Investor Class	164,568	17,577	245,664
Shareholder servicing fees — Institutional Class	835	—	—
Fund administration fees	15,346	8,347	28,966
Fund accounting fees	20,854	20,498	19,240
Reports to shareholders — Investor Class	12,603	2,913	17,641
Reports to shareholders — Institutional Class	805	—	—
Custody fees	24,875	5,883	6,626
Federal and state registration fees — Investor Class	11,449	9,735	37,236
Federal and state registration fees — Institutional Class	9,381	—	—
Legal fees	5,346	2,733	11,371
Trustees’ fees	13,826	7,168	30,358
Interest	3,003	1,551	6,797
Audit fees	15,913	14,614	14,614
Other expenses	9,340	3,786	10,463

Total expenses before reimbursement	1,668,701	365,939	1,287,353
Reimbursement of expenses by Advisor	(14,942)	—	—

Net Expenses	1,653,759	365,939	1,287,353

Net Investment Income (Loss)	(659,243)	874,501	3,437,703

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	8,333,248	(219,459)	(15,216,627)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,063,689	(1,351,609)	(53,306,634)

Net gain (loss) on investments	10,396,937	(1,571,068)	(68,523,261)

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,737,694	$(696,567)	$(65,085,558)

[1]	Net of $329 in foreign withholding taxes.

[2]	Net of $60,723, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS

Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016[1]

Operations:
Net investment income (loss)	$(4,123,415)	$(7,219,134)	$(609,473)	$(780,023)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	36,022,918	6,560,806	210,763	75,863
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	64,209,745	127,845,697	11,168,509	9,007,373

Net increase (decrease) in net assets resulting from operations	96,109,248	127,187,369	10,769,799	8,303,213

Dividends paid from:
Investor Class
Net investment income	—	—	—	—
Net realized gains	(1,693,023)	(119,772,338)	(681,183)	(958,580)

	(1,693,023)	(119,772,338)	(681,183)	(958,580)
Institutional Class
Net investment income	(131,773)	—	—	—
Net realized gains	(427,998)	(18,740,216)	(138,465)	—

	(559,771)	(18,740,216)	(138,465)	—

Capital share transactions:
Investor Class
Shares sold	95,735,974	235,595,333	41,846,683	29,211,166
Shares issued to holders in reinvestment of dividends	1,656,949	117,452,918	675,573	881,647
Shares redeemed	(133,500,748)	(270,607,879)	(18,666,984)	(27,875,778)
Redemption fees	10,795	57,589	30,218	16,274

Net increase (decrease)	(36,097,030)	82,497,961	23,885,490	2,233,309

Institutional Class
Shares sold	86,171,770	102,256,296	8,752,571	8,344,245
Shares issued to holders in reinvestment of dividends	533,314	17,489,140	63,166	—
Shares redeemed	(18,616,108)	(22,196,227)	(145,340)	—
Redemption fees	1,612	9,043	—	—

Net increase (decrease)	68,090,588	97,558,252	8,670,397	8,344,245

Total increase (decrease) in net assets	125,850,012	168,731,028	42,506,038	17,922,187

Net assets:
Beginning of period	1,333,860,505	1,165,129,477	81,772,076	63,849,889

End of period	$1,459,710,517	$1,333,860,505	$124,278,114	$81,772,076

Undistributed net investment income (loss) included in net assets at end of period	$(9,830,247)	$(5,575,059)	$(2,259,013)	$(1,649,540)

Capital share transactions — shares:
Investor Class
Shares sold	1,613,939	4,389,841	12,510,788	9,619,706
Shares issued to holders in reinvestment of dividends	28,319	2,179,898	229,008	291,936
Shares redeemed	(2,261,117)	(5,086,949)	(5,891,446)	(9,479,876)

Net increase (decrease) in shares outstanding	(618,859)	1,482,790	6,848,350	431,766

Institutional Class
Shares sold	1,452,998	1,883,923	2,784,021	2,879,575
Shares issued to holders in reinvestment of dividends	9,075	323,513	21,340	—
Shares redeemed	(312,165)	(410,462)	(43,000)	—

Net increase (decrease) in shares outstanding	1,149,908	1,796,974	2,762,361	2,879,575

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

MARCH 31, 2017 (UNAUDITED)

EMERGING MARKETS SELECT FUND		EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND
Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016[1]	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016[1]

$(110,170)	$39,611	$(4,052,474)	$(5,703,812)	$(1,548,971)	$3,750,574
(449,435)	(1,295,442)	34,041,323	(57,152,827)	(42,488,265)	(122,596,395)
344,015	5,180,985	(69,321,373)	150,259,510	12,233,684	71,170,573

(215,590)	3,925,154	(39,332,524)	87,402,871	(31,803,552)	(47,675,248)

—	—	—	(132,483)	—	(1,618,755)
—	—	—	—	—	—

—	—	—	(132,483)	—	(1,618,755)

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

1,099,891	5,021,512	41,750,189	135,426,837	38,003,089	256,042,228
—	—	—	117,400	—	1,545,813
(1,683,849)	(13,057,233)	(193,952,628)	(508,099,796)	(182,486,920)	(796,859,735)
2,724	1,244	10,751	6,249	1,937	47,252

(581,234)	(8,034,477)	(152,191,688)	(372,549,310)	(144,481,894)	(539,224,442)

629,776	6,298,780	24,978,214	163,579,317	15,015,169	156,914,661
—	—	—	—	—	—
(1,417,577)	(1,330,793)	(27,737,484)	(24,306,522)	(97,526,219)	(18,521,165)
—	—	372	242	375	839

(787,801)	4,967,987	(2,758,898)	139,273,037	(82,510,675)	138,394,335

(1,584,625)	858,664	(194,283,110)	(146,005,885)	(258,796,121)	(450,124,110)

38,654,784	37,796,120	835,360,842	981,366,727	577,548,950	1,027,673,060

$37,070,159	$38,654,784	$641,077,732	$835,360,842	$318,752,829	$577,548,950

$(268,047)	$(157,877)	$(11,229,854)	$(7,177,380)	$(7,475,780)	$(5,926,809)

129,578	607,896	17,127,665	55,771,862	15,317,634	96,401,830
—	—	—	48,512	—	574,652
(200,007)	(1,537,017)	(79,921,038)	(213,187,447)	(73,813,114)	(300,906,259)

(70,429)	(929,121)	(62,793,373)	(157,367,073)	(58,495,480)	(203,929,777)

75,128	735,711	10,119,332	69,868,540	6,062,004	60,003,922
—	—	—	—	—	—
(166,443)	(154,025)	(11,210,492)	(9,644,798)	(39,426,297)	(7,015,724)

(91,315)	581,686	(1,091,160)	60,223,742	(33,364,293)	52,988,198

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	GLOBAL OPPORTUNITIES FUND		INTERNATIONAL GROWTH FUND
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016[1]	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016[1]

Operations:
Net investment income (loss)	$(670,951)	$(1,517,910)	$(4,381,673)	$(4,748,463)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	6,137,415	8,430,816	7,692,318	55,136,808
Net realized gain on options written	—	—	—	—
Net realized loss on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(6,203,877)	14,070,421	(58,525,200)	116,091,330

Net increase (decrease) in net assets resulting from operations	(737,413)	20,983,327	(55,214,555)	166,479,675

Dividends paid from:
Investor Class
Net investment income	(141,725)	(427,375)	—	—
Net realized gains	(7,610,212)	(19,259,921)	(29,626,224)	—

	(7,751,937)	(19,687,296)	(29,626,224)	—
Institutional Class
Net investment income	(20,477)	—	(393,058)	—
Net realized gains	(396,985)	—	(17,283,293)	—

	(417,462)	—	(17,676,351)	—

Capital share transactions:
Investor Class
Shares sold	5,347,706	21,166,046	62,926,638	222,578,093
Shares issued to holders in reinvestment of dividends	7,688,279	19,452,688	28,617,516	—
Shares redeemed	(60,559,269)	(46,667,870)	(152,770,670)	(726,095,437)
Redemption fees	3,934	12,452	2,531	11,556

Net decrease	(47,519,350)	(6,036,684)	(61,223,985)	(503,505,788)

Institutional Class
Shares sold	1,175,676	5,065,715	88,637,416	483,795,090
Shares issued to holders in reinvestment of dividends	338,803	—	16,749,716	—
Shares redeemed	(575,832)	—	(52,484,206)	(8,682,445)
Redemption fees	—	—	2	2,492

Net increase (decrease)	938,647	5,065,715	52,902,928	475,115,137

Total increase (decrease) in net assets	(55,487,515)	325,062	(110,838,187)	138,089,024

Net assets:
Beginning of period	156,292,954	155,967,892	1,454,184,112	1,316,095,088

End of period	$100,805,439	$156,292,954	$1,343,345,925	$1,454,184,112

Undistributed net investment income (loss) included in net assets at end of period	$(2,262,805)	$(1,429,652)	$(6,546,573)	$(1,771,842)

Capital share transactions — shares:
Investor Class
Shares sold	1,642,471	6,694,423	2,239,971	7,681,730
Shares issued to holders in reinvestment of dividends	2,606,196	5,704,601	1,081,948	—
Shares redeemed	(18,457,962)	(13,949,592)	(5,447,058)	(24,818,248)

Net decrease in shares outstanding	(14,209,295)	(1,550,568)	(2,125,139)	(17,136,518)

Institutional Class
Shares sold	360,899	1,518,647	3,185,903	16,466,250
Shares issued to holders in reinvestment of dividends	114,849	—	633,020	—
Shares redeemed	(174,075)	—	(1,877,583)	(285,393)

Net increase (decrease) in shares outstanding	301,673	1,518,647	1,941,340	16,180,857

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

MARCH 31, 2017 (UNAUDITED)

INTERNATIONAL OPPORTUNITIES FUND		LARGE CAP VALUE FUND		LONG/SHORT FUND
Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016[1]	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

$(4,021,422)	$(1,149,686)	$1,871,648	$3,669,068	$(427,653)	$45,073
18,856,769	(6,218,080)	12,395,987	5,613,690	12,581,414	(125,012,468)
—	—	99,363	132,873	—	—
—	—	—	—	(8,186,699)	(24,738,165)
(32,469,917)	123,227,456	5,465,632	19,112,212	2,512,372	196,133,025

(17,634,570)	115,859,690	19,832,630	28,527,843	6,479,434	46,427,465

—	—	(1,708,081)	(3,733,214)	—	(364,125)
—	(22,512,072)	(6,413,391)	(20,730,247)	(42,943)	(49,332,592)

—	(22,512,072)	(8,121,472)	(24,463,461)	(42,943)	(49,696,717)

—	—	(21,993)	(60,085)	—	(479,596)
—	—	(63,659)	(252,053)	(18,132)	(22,243,655)

—	—	(85,652)	(312,138)	(18,132)	(22,723,251)

62,465,505	151,939,973	5,282,902	9,656,161	13,235,566	64,920,986
—	22,015,075	8,034,698	24,129,587	42,349	49,262,675
(100,656,965)	(184,742,350)	(29,228,795)	(91,876,593)	(81,980,753)	(527,803,631)
12,325	18,842	511	1,216	2,876	15,132

(38,179,135)	(10,768,460)	(15,910,684)	(58,089,629)	(68,699,962)	(413,604,838)

50,191,179	153,515,811	1,601,673	3,327,996	27,479,268	41,876,317
—	—	84,383	309,072	18,116	22,325,848
(20,036,532)	(9,205,095)	(2,721,425)	(1,601,692)	(39,005,700)	(401,523,032)
3,368	2,811	1,100	1,120	14,527	101,712

30,158,015	144,313,527	(1,034,269)	2,036,496	(11,493,789)	(337,219,155)

(25,655,690)	226,892,685	(5,319,447)	(52,300,889)	(73,775,392)	(776,816,496)

680,387,811	453,495,126	193,280,094	245,580,983	248,167,392	1,024,983,888

$654,732,121	$680,387,811	$187,960,647	$193,280,094	$174,392,000	$248,167,392

$(4,258,690)	$(237,268)	$137,843	$(3,731)	$(573,021)	$(145,368)

20,928,536	52,855,854	562,203	1,120,728	1,008,055	5,339,083
—	7,862,527	858,132	2,807,480	3,177	4,332,689
(33,858,941)	(66,779,782)	(3,111,036)	(10,503,774)	(6,350,881)	(44,954,538)

(12,930,405)	(6,061,401)	(1,690,701)	(6,575,566)	(5,339,649)	(35,282,766)

16,667,705	55,197,121	168,053	365,881	2,065,859	3,395,227
—	—	9,021	35,987	1,353	1,961,850
(6,748,575)	(3,093,786)	(298,947)	(176,253)	(2,956,902)	(33,338,059)

9,919,130	52,103,335	(121,873)	225,615	(889,690)	(27,980,982)

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	MICRO CAP FUND		MICRO CAP VALUE FUND
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations:
Net investment income (loss)	$(1,609,060)	$(3,020,820)	$(541,020)	$(987,743)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	8,990,361	17,504,026	8,880,622	2,306,799
Change in unrealized appreciation on investments, foreign currency translations and deferred foreign capital gains taxes	7,047,763	25,086,105	6,483,933	18,406,751

Net increase in net assets resulting from operations	14,429,064	39,569,311	14,823,535	19,725,807

Dividends paid from:
Investor Class
Net investment income	(194,392)	—	(119,575)	—
Net realized gains	(22,635,465)	(40,544,074)	(2,945,428)	(17,904,955)
Return of capital	—	—	—	—

	(22,829,857)	(40,544,074)	(3,065,003)	(17,904,955)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	4,183,059	6,546,097	12,251,147	36,255,073
Shares issued to holders in reinvestment of dividends	21,444,591	38,421,674	3,005,231	17,528,757
Shares redeemed	(22,083,829)	(39,615,512)	(17,817,146)	(30,678,179)
Redemption fees	85	2,584	1,887	21,005

Net increase (decrease)	3,543,906	5,354,843	(2,558,881)	23,126,656

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Redemption fees	—	—	—	—

Net increase	—	—	—	—

Total increase (decrease) in net assets	(4,856,887)	4,380,080	9,199,651	24,947,508

Net assets:
Beginning of period	277,690,923	273,310,843	179,116,372	154,168,864

End of period	$272,834,036	$277,690,923	$188,316,023	$179,116,372

Undistributed net investment income (loss) included in net assets at end of period	$(3,775,231)	$(1,971,779)	$(1,349,706)	$(689,111)

Capital share transactions — shares:
Investor Class
Shares sold	612,521	973,225	4,188,281	13,603,287
Shares issued to holders in reinvestment of dividends	3,309,350	5,777,695	1,029,189	6,565,078
Shares redeemed	(3,255,987)	(6,040,054)	(6,079,871)	(11,446,018)

Net increase (decrease) in shares outstanding	665,884	710,866	(862,401)	8,722,347

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	—	—	—	—

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

MARCH 31, 2017 (UNAUDITED)

SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND		STRATEGIC INCOME FUND
Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016[1]	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

$(6,138,470)	$(14,924,154)	$558,467	$682,252	$519,655	$1,690,915
77,008,038	162,637,861	10,501,314	16,775,143	486,484	(7,539,689)
12,259,457	67,189,440	18,216,546	18,262,012	1,967,795	9,420,214

83,129,025	214,903,147	29,276,327	35,719,407	2,973,934	3,571,440

—	—	(204,563)	(1,366,134)	(307,985)	(1,501,048)
(114,348,061)	(322,361,340)	—	—	—	(2,658,712)
—	—	—	—	—	(287,336)

(114,348,061)	(322,361,340)	(204,563)	(1,366,134)	(307,985)	(4,447,096)

—	—	(86,356)	(98,715)	—	—
(29,795,156)	—	—	—	—	—

(29,795,156)	—	(86,356)	(98,715)	—	—

68,938,203	209,117,699	35,652,139	35,656,524	1,319,251	5,689,341
111,807,878	309,835,993	197,943	1,301,422	303,752	4,380,286
(392,071,087)	(844,914,263)	(30,250,951)	(56,085,285)	(10,871,566)	(42,746,118)
16,797	67,941	6,108	1,743	81	3,056

(211,308,209)	(325,892,630)	5,605,239	(19,125,596)	(9,248,482)	(32,673,435)

158,118,911	334,206,662	17,469,367	5,124,166	—	—
27,104,939	—	85,868	98,258	—	—
(66,613,279)	(19,042,923)	(4,493,929)	(3,397,604)	—	—
1,574	369	299	79	—	—

118,612,145	315,164,108	13,061,605	1,824,899	—	—

(153,710,256)	(118,186,715)	47,652,252	16,953,861	(6,582,533)	(33,549,091)

1,882,400,918	2,000,587,633	293,549,123	276,595,262	55,111,832	88,660,923

$1,728,690,662	$1,882,400,918	$341,201,375	$293,549,123	$48,529,299	$55,111,832

$(16,835,766)	$(10,697,296)	$490,865	$223,317	$51,827	$(159,843)

1,632,700	5,131,888	5,098,651	6,099,737	121,456	548,323
2,797,995	7,380,562	27,919	216,904	28,248	425,080
(9,301,086)	(20,536,916)	(4,330,802)	(9,526,792)	(1,000,747)	(4,239,042)

(4,870,391)	(8,024,466)	795,768	(3,210,151)	(851,043)	(3,265,639)

3,726,328	8,204,969	2,446,485	902,562	—	—
676,777	—	12,060	16,322	—	—
(1,563,506)	(457,924)	(628,804)	(553,403)	—	—

2,839,599	7,747,045	1,829,741	365,481	—	—

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	ULTRA GROWTH FUND		WORLD INNOVATORS FUND
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016[1]

Operations:
Net investment income (loss)	$(499,465)	$(982,316)	$(659,243)	$(1,240,640)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	6,547,781	7,330,801	8,333,248	11,692,010
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(1,300,932)	11,054,954	2,063,689	6,110,487

Net increase (decrease) in net assets resulting from operations	4,747,384	17,403,439	9,737,694	16,561,857

Dividends paid from:
Investor Class
Net investment income	(520,867)	—	—	—
Net realized gains	(9,189,783)	(8,679,065)	(6,256,560)	(24,130,023)

	(9,710,650)	(8,679,065)	(6,256,560)	(24,130,023)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	(128,118)	—

	—	—	(128,118)	—

Capital share transactions:
Investor Class
Shares sold	2,473,823	4,877,275	9,264,580	59,829,188
Shares issued to holders in reinvestment of dividends	9,435,416	8,403,349	6,041,921	22,861,112
Shares redeemed	(9,071,664)	(16,619,659)	(40,081,498)	(67,566,485)
Redemption fees	48	1,273	871	1,953

Net increase (decrease)	2,837,623	(3,337,762)	(24,774,126)	15,125,768

Institutional Class
Shares sold	—	—	5,138,816	5,998,939
Shares issued to holders in reinvestment of dividends	—	—	128,118	—
Shares redeemed	—	—	(4,995,294)	(25,551)

Net increase	—	—	271,640	5,973,388

Total increase (decrease) in net assets	(2,125,643)	5,386,612	(21,149,470)	13,530,990

Net assets:
Beginning of period	101,401,904	96,015,292	199,803,013	186,272,023

End of period	$99,276,261	$101,401,904	$178,653,543	$199,803,013

Undistributed net investment income (loss) included in net assets at end of period	$(2,220,052)	$(1,199,720)	$(1,115,320)	$(456,077)

Capital share transactions — shares:
Investor Class
Shares sold	131,345	273,554	483,182	3,189,238
Shares issued to holders in reinvestment of dividends	538,244	459,702	326,414	1,198,171
Shares redeemed	(481,689)	(952,369)	(2,107,849)	(3,591,062)

Net increase (decrease) in shares outstanding	187,900	(219,113)	(1,298,253)	796,347

Institutional Class
Shares sold	—	—	266,176	309,990
Shares issued to holders in reinvestment of dividends	—	—	6,903	—
Shares redeemed	—	—	(265,224)	(1,313)

Net increase in shares outstanding	—	—	7,855	308,677

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

MARCH 31, 2017 (UNAUDITED)

INCOME FUND		U.S. TREASURY FUND
Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

$874,501	$1,951,379	$3,437,703	$7,963,623
(219,459)	125,294	(15,216,627)	23,928,544
(1,351,609)	544,033	(53,306,634)	24,193,265

(696,567)	2,620,706	(65,085,558)	56,085,432

(872,064)	(1,963,364)	(3,419,651)	(7,944,602)
(124,947)	—	(23,928,558)	(15,905,989)

(997,011)	(1,963,364)	(27,348,209)	(23,850,591)

—	—	—	—
—	—	—	—

—	—	—	—

13,080,075	27,381,821	87,105,595	288,787,957
683,423	1,491,903	26,041,280	22,804,737
(12,623,361)	(38,794,414)	(207,632,767)	(182,878,814)
930	10,533	102,416	201,177

1,141,067	(9,910,157)	(94,383,476)	128,915,057

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

(552,511)	(9,252,815)	(186,817,243)	161,149,898

99,706,071	108,958,886	489,010,815	327,860,917

$99,153,560	$99,706,071	$302,193,572	$489,010,815

$12,891	$10,454	$16,192	$(1,860)

1,296,117	2,685,166	5,263,615	15,149,367
67,827	146,414	1,689,658	1,296,239
(1,249,681)	(3,804,979)	(12,238,039)	(9,625,892)

114,263	(973,399)	(5,284,766)	6,819,714

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

WASATCH FUNDS

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Six Months ended 3/31/17 (unaudited)	$56.90	(0.20)	4.27	4.07	—	[4]	—	(0.09)	(0.09)
Year ended 9/30/16[22]	$57.83	(0.30)	6.09	5.79	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.46	(0.14)[14]	5.95	5.81	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.49	(0.39)	2.12	1.73	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.41	(0.12)	11.19	11.07	0.01		—	—	—
Year ended 9/30/12	$32.63	(0.26)	9.04	8.78	—	[4]	—	—	—
Core Growth Fund — Institutional Class
Six Months ended 3/31/17 (unaudited)	$57.16	(0.06)	4.19	4.13	—	[4]	(0.03)	(0.09)	(0.12)
Year ended 9/30/16[22]	$57.99	(0.14)	6.03	5.89	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.58	0.06	5.79	5.85	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.57	(0.23)	2.00	1.77	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.44	(0.07)	11.20	11.13	—	[4]	—	—	—
Year ended 9/30/12[8]	$38.32	(0.16)	3.28	3.12	—		—	—	—
Emerging India Fund — Investor Class
Six Months ended 3/31/17 (unaudited)	$3.39	(—)[4]	0.32	0.32	—	[4]	—	(0.03)	(0.03)
Year ended 9/30/16[22]	$3.07	(0.03)	0.39	0.36	—	[4]	—	(0.04)	(0.04)
Year ended 9/30/15	$2.73	(0.04)	0.38	0.34	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$1.78	(—)[4]	0.95	0.95	—	[4]	—	—	—
Year ended 9/30/13	$2.02	(0.01)	(0.23)	(0.24)	—	[4]	—	—	—
Year ended 9/30/12	$1.83	(0.01)	0.21	0.20	—	[4]	(0.01)	—	(0.01)
Emerging India Fund — Institutional Class
Six Months ended 3/31/17 (unaudited)	$3.40	0.03	0.30	0.33	—		—	(0.03)	(0.03)
Year ended 9/30/1619 22	$2.82	(0.01)	0.59	0.58	—		—	—	—
Emerging Markets Select Fund — Investor Class
Six Months ended 3/31/17 (unaudited)	$9.23	(0.04)	0.01	(0.03)	—	[4]	—	—	—
Year ended 9/30/16[22]	$8.35	(0.05)	0.93	0.88	—	[4]	—	—	—
Year ended 9/30/15	$10.31	(0.04)	(1.89)	(1.93)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/14	$9.56	(0.01)	0.77	0.76	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/13[12]	$10.00	— [4]	(0.44)	(0.44)	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Six Months ended 3/31/17 (unaudited)	$9.32	(0.02)	— [4]	(0.02)	—		—	—	—
Year ended 9/30/16[22]	$8.41	0.04	0.87	0.91	—		—	—	—
Year ended 9/30/15	$10.37	(0.03)	(1.88)	(1.91)	—	[4]	(0.05)	—	(0.05)
Year ended 9/30/14	$9.61	— [4]	0.78	0.78	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/13[13]	$10.00	(—)[4]	(0.39)	(0.39)	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Investor Class
Six Months ended 3/31/17 (unaudited)	$2.67	(0.03)	(0.07)	(0.10)	—	[4]	—	—	—
Year ended 9/30/16[22]	$2.39	(0.04)	0.32	0.28	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$2.74	(0.03)	(0.32)	(0.35)	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$2.67	(0.01)	0.14	0.13	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/13	$2.66	0.01	0.01	0.02	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/12	$2.16	0.01	0.49	0.50	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Institutional Class
Six Months ended 3/31/17 (unaudited)	$2.67	(0.01)	(0.09)	(0.10)	—	[4]	—	—	—
Period ended 9/30/1619 22	$2.31	(—)[4]	0.36	0.36	—		—	—	—
Frontier Emerging Small Countries Fund — Investor Class
Six Months ended 3/31/17 (unaudited)	$2.63	(0.03)	(0.11)	(0.14)	—	[4]	—	—	—
Year ended 9/30/16[22]	$2.77	0.02	(0.16)	(0.14)	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$3.32	0.02	(0.50)	(0.48)	—	[4]	(0.02)	(0.05)	(0.07)
Year ended 9/30/14	$2.97	0.03	0.33	0.36	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/13	$2.41	0.01	0.55	0.56	—	[4]	— [4]	— [4]	— [4]
Year ended 9/30/12[9]	$2.00	0.01	0.40	0.41	—	[4]	—	—	—
Frontier Emerging Small Countries Fund — Institutional Class
Six Months ended 3/31/17 (unaudited)	$2.64	(0.05)	(0.09)	(0.14)	—	[4]	—	—	—
Period ended 9/30/1619 22	$2.58	0.02	0.04	0.06	—	[4]	—	—	—
Global Opportunities Fund — Investor Class
Six Months ended 3/31/17 (unaudited)	$3.52	(0.04)	0.10	0.06	—	[4]	— [4]	(0.27)	(0.27)
Year ended 9/30/16[22]	$3.51	(0.04)	0.51	0.47	—	[4]	(0.01)	(0.45)	(0.46)
Year ended 9/30/15	$4.28	(0.05)	(0.08)	(0.13)	—	[4]	(0.01)	(0.63)	(0.64)
Year ended 9/30/14	$4.58	(0.05)	0.23	0.18	—	[4]	— [4]	(0.48)	(0.48)
Year ended 9/30/13	$4.15	(0.02)	0.93	0.91	—	[4]	—	(0.48)	(0.48)
Year ended 9/30/12	$3.68	(0.03)	0.93	0.90	—	[4]	—	(0.43)	(0.43)
Global Opportunities Fund — Institutional Class
Six Months ended 3/31/17 (unaudited)	$3.52	(0.01)	0.07	0.06	—		(0.01)	(0.27)	(0.28)
Period ended 9/30/1619 22	$3.09	(—)[4]	0.43	0.43	—		—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period) (Unaudited)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$60.88	7.14	1.21	[5]	1.21	[5]	(0.63)	(0.63)	$1,120,589	9%
$56.90	10.69	1.21	[5]	1.21	[5]	(0.62)	(0.62)	$1,082,679	18%
$57.83	10.87	1.17	[5]	1.17	[5]	(0.29)[14]	(0.29)[14]	$1,014,515	39%
$53.46	3.26	1.18	[5]	1.18	[5]	(0.64)	(0.64)	$859,086	26%
$52.49	26.76	1.21	[5]	1.21	[5]	(0.39)	(0.39)	$924,304	16%
$41.41	26.91	1.23	[5]	1.23	[5]	(0.70)	(0.70)	$581,371	28%

$61.17	7.23	1.05	[5]	1.08	[5]	(0.46)	(0.49)	$339,122	9%
$57.16	10.83	1.07	[5]	1.09	[5]	(0.48)	(0.50)	$251,181	18%
$57.99	10.94	1.12	[5]	1.13	[5]	(0.29)[14]	(0.30)[14]	$150,614	39%
$53.58	3.31	1.13	[5]	1.19	[5]	(0.59)	(0.65)[5]	$49,369	26%
$52.57	26.86	1.12	[5]	1.32	[5]	(0.32)	(0.52)[5]	$19,971	16%
$41.44	8.14	1.12	[5]	1.55	[5]	(0.62)	(1.05)	$9,101	28%

$3.68	9.73	1.75	[5]	1.78	[5]	(1.41)	(1.44)	$103,413	9%
$3.39	11.98	1.82	[5]	1.96	[5]	(1.18)	(1.32)	$71,973	42%
$3.07	12.51	1.95	[5]	2.12	[5]	(1.38)	(1.55)	$63,850	36%
$2.73	53.37	1.96	[5]	2.58	[5]	(0.76)	(1.38)	$44,150	13%
$1.78	(11.88)	1.95	[5]	2.99	[5]	(0.99)	(2.03)	$15,938	40%
$2.02	11.42	1.95	[5]	3.41	[5]	(0.65)	(2.11)	$13,658	17%

$3.70	10.00	1.50	[5]	1.73	[5]	(1.15)	(1.38)	$20,865	9%
$3.40	20.57	1.50	[5]	2.00	[5]	(0.70)	(1.20)	$9,799	42%

$9.20	(0.32)	1.52	[6]	1.97	[6]	(0.84)	(1.29)	$11,207	34%
$9.23	10.54	1.58	[6]	1.98	[6]	(0.15)	(0.55)	$11,892	62%
$8.35	(18.81)	1.70	[6]	2.00	[6]	(0.23)	(0.53)	$18,527	46%
$10.31	7.92	1.69	[5]	1.88	[5]	(0.09)	(0.28)	$26,502	59%
$9.56	(4.40)	1.69	[5]	2.40	[5]	0.04	(0.67)	$29,374	43%

$9.30	(0.21)	1.22	[6]	1.54	[6]	(0.54)	(0.86)	$25,863	34%
$9.32	10.82	1.29	[6]	1.59	[6]	0.29	(0.01)	$26,763	62%
$8.41	(18.67)	1.51	[6]	1.77	[6]	(0.06)	(0.32)	$19,270	46%
$10.37	8.13	1.51	[5]	1.71	[5]	0.05	(0.15)	$32,306	59%
$9.61	(3.90)	1.50	[5]	2.21	[5]	(0.18)	(0.89)	$28,861	43%

$2.57	(3.75)	1.96	[6]	2.02	[6]	(1.19)	(1.25)	$488,853	33%
$2.67	11.73	1.96	[6]	2.00	[6]	(0.75)	(0.79)	$674,632	42%
$2.39	(12.65)	1.95	[5]	2.01	[5]	(0.63)	(0.69)	$981,367	59%
$2.74	4.90	1.95	[5]	2.02	[5]	(0.28)	(0.35)	$1,457,882	55%
$2.67	0.85	1.95	[5]	2.06	[5]	0.21	0.09	$1,785,681	41%
$2.66	23.15	1.95	[5]	2.13	[5]	0.29	0.11	$1,482,265	39%

$2.57	(3.75)	1.81	[6]	1.87	[6]	(1.01)	(1.07)	$152,225	33%
$2.67	15.58	1.80	[6]	1.81	[6]	(0.03)	(0.04)	$160,729	42%

$2.49	(4.94)	2.28	[6]	2.69	[6]	(0.79)	(1.20)	$269,635	39%
$2.63	(4.89)	2.25	[5]	2.39	[5]	0.35	0.21	$437,850	80%
$2.77	(14.88)	2.25	[5]	2.28	[5]	0.39	0.36	$1,027,673	34%
$3.32	11.97	2.24	[5]	2.24	[5]	0.79	0.79	$1,324,694	22%
$2.97	22.88	2.25	[5]	2.43	[5]	0.81	0.63	$730,694	13%
$2.41	20.50	2.25	[5]	3.64	[5]	1.31	(0.08)	$33,045	5%

$2.50	(4.92)	2.08	[6]	2.27	[6]	(0.66)	(0.85)	$49,117	39%
$2.64	2.33	2.06	[6]	2.06	[6]	1.40	1.40	$139,699	80%

$3.31	2.65	1.63	[6]	1.63	[6]	(1.16)	(1.16)	$94,790	18%
$3.52	13.73	1.62	[6]	1.62	[6]	(0.98)	(0.98)	$150,945	44%
$3.51	(3.88)	1.81	[5]	1.81	[5]	(1.10)	(1.10)	$155,968	54%
$4.28	3.94	1.78	[5]	1.78	[5]	(0.83)	(0.83)	$192,664	42%
$4.58	24.23	1.80	[5]	1.80	[5]	(0.70)	(0.70)	$220,460	43%
$4.15	26.69	1.84	[5]	1.84	[5]	(0.61)	(0.61)	$153,582	38%

$3.30	2.62	1.37	[6]	1.97	[6]	(0.88)	(1.48)	$6,015	18%
$3.52	13.92	1.35	[5]	2.32	[5]	(0.57)	(1.54)	$5,348	44%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
International Growth Fund — Investor Class
Six Months ended 3/31/17 (unaudited)	$31.43	(0.12)	(1.09)	(1.21)	—	[4]	—	(1.07)	(1.07)
Year ended 9/30/16[22]	$27.88	(0.22)	3.77	3.55	—	[4]	—	—	—
Year ended 9/30/15	$26.78	(0.09)	1.39	1.30	—	[4]	(0.01)	(0.19)	(0.20)
Year ended 9/30/14	$28.76	(0.02)	(1.24)	(1.26)	—	[4]	—	(0.72)	(0.72)
Year ended 9/30/13	$22.44	0.07	6.32	6.39	0.01		(0.08)	—	(0.08)
Year ended 9/30/12	$17.21	0.09	5.14	5.23	—	[4]	—	—	—
International Growth Fund — Institutional Class
Six Months ended 3/31/17 (unaudited)	$31.46	(0.09)	(1.11)	(1.20)	—	[4]	(0.02)	(1.07)	(1.09)
Period ended 9/30/1619 22	$28.46	0.01	2.99	3.00	—	[4]	—	—	—
International Opportunities Fund — Investor Class
Six Months ended 3/31/17 (unaudited)	$3.21	(0.02)	(0.06)	(0.08)	—	[4]	—	—	—
Year ended 9/30/16[22]	$2.74	(0.01)	0.61	0.60	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/15	$3.09	(0.01)	(0.04)	(0.05)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/14	$2.94	(0.01)	0.33	0.32	—	[4]	—	(0.17)	(0.17)
Year ended 9/30/13	$2.41	— [4]	0.53	0.53	—	[4]	—	—	—
Year ended 9/30/12	$2.24	— [4]	0.44	0.44	—	[4]	—	(0.27)	(0.27)
International Opportunities Fund — Institutional Class
Six Months ended 3/31/17 (unaudited)	$3.23	(0.01)	(0.07)	(0.08)	—	[4]	—	—	—
Period ended 9/30/1619 22	$2.71	0.01	0.51	0.52	—	[4]	—	—	—
Large Cap Value Fund — Investor Class
Six Months ended 3/31/17 (unaudited)	$9.02	0.09	0.89	0.98	—	[4]	(0.09)	(0.32)	(0.41)
Year ended 9/30/16[22]	$8.84	0.16	1.01	1.17	—	[4]	(0.16)	(0.83)	(0.99)
Year ended 9/30/15	$12.69	0.15	(0.69)	(0.54)	—	[4]	(0.16)	(3.15)	(3.31)
Year ended 9/30/14	$16.57	0.21	1.49	1.70	—	[4]	(0.22)	(5.36)	(5.58)
Year ended 9/30/13	$14.31	0.22	2.37	2.59	—	[4]	(0.20)	(0.13)	(0.33)
Year ended 9/30/12	$11.85	0.20	2.46	2.66	—	[4]	(0.20)	—	(0.20)
Large Cap Value Fund — Institutional Class
Six Months ended 3/31/17 (unaudited)	$9.01	0.09	0.88	0.97	—	[4]	(0.09)	(0.32)	(0.41)
Year ended 9/30/16[22]	$8.84	0.29	0.88	1.17	—	[4]	(0.17)	(0.83)	(1.00)
Year ended 9/30/15	$12.69	(0.04)	(0.49)	(0.53)	—	[4]	(0.17)	(3.15)	(3.32)
Year ended 9/30/14	$16.57	0.20	1.52	1.72	—	[4]	(0.24)	(5.36)	(5.60)
Year ended 9/30/13	$14.31	0.22	2.39	2.61	—	[4]	(0.22)	(0.13)	(0.35)
Period ended 9/30/12[8]	$13.77	0.12	0.57	0.69	—	[4]	(0.15)	—	(0.15)
Long/Short Fund — Investor Class
Six Months ended 3/31/17 (unaudited)	$12.63	(0.04)	0.40	0.36	—	[4]	—	— [4]	— [4]
Year ended 9/30/16[22]	$12.36	(0.08)	1.60	1.52	—	[4]	(0.01)	(1.24)	(1.25)
Year ended 9/30/15	$16.29	0.02	(3.00)	(2.98)	—	[4]	(0.14)	(0.81)	(0.95)
Year ended 9/30/14	$15.82	0.17	0.65	0.82	—	[4]	—	(0.35)	(0.35)
Year ended 9/30/13	$13.66	(0.04)	2.23	2.19	—	[4]	—	(0.03)	(0.03)
Year ended 9/30/12	$11.85	(0.02)	1.83	1.81	—	[4]	—	—	—
Long/Short Fund — Institutional Class
Six Months ended 3/31/17 (unaudited)	$12.67	(0.02)	0.41	0.39	—	[4]	—	— [4]	— [4]
Year ended 9/30/16[22]	$12.38	0.21	1.33	1.54	0.02		(0.03)	(1.24)	(1.27)
Year ended 9/30/15	$16.32	0.06	(3.02)	(2.96)	—	[4]	(0.17)	(0.81)	(0.98)
Year ended 9/30/14	$15.83	0.18	0.66	0.84	—	[4]	—	(0.35)	(0.35)
Period ended 9/30/13[13]	$13.80	(0.01)	2.07	2.06	—	[4]	—	(0.03)	(0.03)
Micro Cap Fund
Six Months ended 3/31/17 (unaudited)	$7.19	(0.04)	0.40	0.36	—	[4]	(0.01)	(0.60)	(0.61)
Year ended 9/30/16[22]	$7.21	(0.08)	1.15	1.07	—	[4]	—	(1.09)	(1.09)
Year ended 9/30/15	$7.36	(0.08)[15]	0.28	0.20	—	[4]	— [4]	(0.35)	(0.35)
Year ended 9/30/14	$7.42	(0.14)	0.08	(0.06)	—	[4]	—	—	—
Year ended 9/30/13	$5.71	(0.10)	1.81	1.71	—	[4]	—	—	—
Year ended 9/30/12	$4.40	(0.09)	1.40	1.31	—	[4]	—	—	—
Micro Cap Value Fund
Six Months ended 3/31/17 (unaudited)	$2.87	(0.01)	0.25	0.24	—	[4]	— [4]	(0.05)	(0.05)
Year ended 9/30/16[22]	$2.87	(0.02)	0.34	0.32	—	[4]	—	(0.32)	(0.32)
Year ended 9/30/15	$3.02	(0.02)[16]	0.31	0.29	—	[4]	—	(0.44)	(0.44)
Year ended 9/30/14	$3.45	(0.04)	0.18	0.14	—	[4]	—	(0.57)	(0.57)
Year ended 9/30/13	$2.85	(0.03)	0.91	0.88	—	[4]	—	(0.28)	(0.28)
Year ended 9/30/12	$2.24	(0.04)	0.65	0.61	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period) (Unaudited)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$29.15	(3.52)	1.48	[5]	1.48	[5]	(0.72)	(0.72)	$814,710	19%
$31.43	12.73	1.48	[5]	1.48	[5]	(0.41)	(0.41)	$945,168	50%
$27.88	4.83	1.50	[5]	1.50	[5]	(0.32)	(0.32)	$1,316,095	46%
$26.78	(4.53)	1.46	[5]	1.46	[5]	(0.06)	(0.06)	$1,421,086	42%
$28.76	28.63	1.49	[5]	1.49	[5]	0.25	0.25	$1,326,931	44%
$22.44	30.39	1.57	[6]	1.57	[6]	0.51	0.51	$434,824	44%

$29.17	(3.46)	1.35	[5]	1.37	[5]	(0.58)	(0.60)	$528,636	19%
$31.46	10.54	1.35	[5]	1.36	[5]	0.07	0.06	$509,016	50%

$3.13	(2.49)	2.26	[6]	2.27	[6]	(1.36)	(1.37)	$459,212	35%
$3.21	22.73	2.25	[5]	2.29	[5]	(0.35)	(0.39)	$512,252	41%
$2.74	(1.44)	2.25	[5]	2.43	[5]	(0.36)	(0.54)	$453,495	25%
$3.09	11.53	2.25	[5]	2.41	[5]	(0.40)	(0.56)	$339,659	38%
$2.94	21.99	2.25	[5]	2.42	[5]	(0.03)	(0.20)	$278,216	49%
$2.41	22.33	2.25	[6]	2.48	[6]	(0.16)	(0.39)	$194,563	41%

$3.15	(2.48)	1.96	[6]	2.04	[6]	(1.01)	(1.09)	$195,520	35%
$3.23	19.19	1.95	[5]	2.04	[5]	0.64	0.55	$168,136	41%

$9.59	10.96	1.10	[5]	1.17	[5]	1.95	1.88	$185,315	18%
$9.02	13.92	1.10	[5]	1.17	[5]	1.70	1.63	$189,691	26%
$8.84	(6.61)	1.10	[5]	1.12	[5]	1.34	1.32	$244,056	39%
$12.69	11.78	1.11	5 10	1.12	5 10	1.38	1.37	$409,169	53%
$16.57	18.40	1.10	[5]	1.16	[5]	1.27	1.21	$786,910	47%
$14.31	22.50	1.10	[5]	1.15	[5]	1.42	1.37	$1,298,365	14%

$9.57	10.95	0.95	[5]	1.82	[5]	1.97	1.10	$2,646	18%
$9.01	13.97	0.96	[5]	1.72	[5]	1.76	1.00	$3,589	26%
$8.84	(6.50)	0.98	[5]	1.44	[5]	1.40	0.94	$1,525	39%
$12.69	11.95	0.98	[5]	1.25	[5]	1.52	1.25	$8,068	53%
$16.57	18.54	0.98	[5]	1.35	[5]	1.37	1.00	$15,444	47%
$14.31	5.02	0.98	[5]	1.31	[5]	1.44	1.11	$15,511	14%

$12.99	2.96	2.27	6 7	2.27	6 7	(0.50)	(0.50)	$120,054	24%
$12.63	13.38	1.83	6 7	1.83	6 7	(0.06)	(0.06)	$184,158	47%
$12.36	(19.33)	1.61	[7]	1.61	[7]	0.12	0.12	$616,192	44%
$16.29	5.21	1.53	7 11	1.53	7 11	1.05	1.05	$1,696,707	47%
$15.82	16.09	1.51	[7]	1.51	[7]	(0.22)	(0.22)	$1,479,371	47%
$13.66	15.27	1.51	[7]	1.51	[7]	(0.20)	(0.20)	$1,537,220	71%

$13.06	3.11	1.95	6 7	2.05	6 7	(0.19)	(0.29)	$54,338	24%
$12.67	13.71	1.52	6 7	1.57	6 7	0.18	0.13	$64,009	47%
$12.38	(19.19)	1.47	[7]	1.47	[7]	0.25	0.25	$408,792	44%
$16.32	5.33	1.42	[7]	1.42	[7]	1.18	1.18	$1,022,568	47%
$15.83	14.99	1.39	[7]	1.40	[7]	(0.16)	(0.17)	$824,780	47%

$6.94	5.49	1.83	[5]	1.83	[5]	(1.20)	(1.20)	$272,834	10%
$7.19	16.04	1.92	[5]	1.92	[5]	(1.14)	(1.14)	$277,691	32%
$7.21	2.45	1.90	[5]	1.90	[5]	(0.85)[15]	(0.85)[15]	$273,311	31%
$7.36	(0.81)	1.97		1.97		(1.67)	(1.67)	$293,815	26%
$7.42	29.95	2.13	[5]	2.13	[5]	(1.28)	(1.28)	$323,175	17%
$5.71	29.77	2.14	[5]	2.14	[5]	(1.50)	(1.50)	$289,449	25%

$3.06	8.41	1.92	[5]	1.92	[5]	(0.59)	(0.59)	$188,316	33%
$2.87	12.04	1.95	[5]	2.04	[5]	(0.59)	(0.68)	$179,116	73%
$2.87	9.99	1.96	[6]	2.02	[6]	(0.55)[16]	(0.61)[16]	$154,169	53%
$3.02	3.26	2.03	[5]	2.09	[5]	(1.31)	(1.37)	$158,800	71%
$3.45	33.92	2.25	[5]	2.25	[5]	(0.92)	(0.92)	$166,487	66%
$2.85	27.23	2.25	[5]	2.31	[5]	(1.27)	(1.33)	$138,299	78%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Small Cap Growth Fund — Investor Class
Six Months ended 3/31/17 (unaudited)	$43.52	(0.21)	2.11	1.90	—	[4]	—	(3.51)	(3.51)
Year ended 9/30/16[22]	$45.97	(0.47)	5.65	5.18	—	[4]	—	(7.63)	(7.63)
Year ended 9/30/15	$50.25	(0.40)	0.93	0.53	—	[4]	—	(4.81)	(4.81)
Year ended 9/30/14	$51.31	(0.41)	1.03	0.62	—	[4]	—	(1.68)	(1.68)
Year ended 9/30/13	$43.82	(0.15)	10.53	10.38	—	[4]	—	(2.89)	(2.89)
Year ended 9/30/12	$35.37	(0.29)	10.40	10.11	—	[4]	—	(1.66)	(1.66)
Small Cap Growth Fund — Institutional Class
Six Months ended 3/31/17 (unaudited)	$43.58	— [4]	1.96	1.96	—	[4]	—	(3.51)	(3.51)
Period ended 9/30/1619 22	$37.58	(0.07)	6.07	6.00	—	[4]	—	—	—
Small Cap Value Fund — Investor Class
Six Months ended 3/31/17 (unaudited)	$6.61	0.01	0.64	0.65	—	[4]	(—)[4]	—	(—)[4]
Year ended 9/30/16[22]	$5.86	0.01	0.77	0.78	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/15	$5.69	0.05 [17]	0.12	0.17	—	[4]	—	—	—
Year ended 9/30/14	$5.12	(0.02)	0.59	0.57	—	[4]	—	—	—
Year ended 9/30/13	$3.81	(0.01)	1.32	1.31	—	[4]	—	—	—
Year ended 9/30/12	$3.12	(0.03)	0.72	0.69	—	[4]	—	—	—
Small Cap Value Fund — Institutional Class
Six Months ended 3/31/17 (unaudited)	$6.65	0.01	0.65	0.66	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/16[22]	$5.88	0.02	0.78	0.80	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/15	$5.72	0.05 [17]	0.11	0.16	—	[4]	—	—	—
Year ended 9/30/14	$5.14	(0.03)	0.61	0.58	—		—	—	—
Year ended 9/30/13	$3.82	(0.01)	1.33	1.32	—	[4]	—	—	—
Period ended 9/30/12[8]	$3.68	(0.01)	0.15	0.14	—		—	—	—
Strategic Income Fund
Six Months ended 3/31/17 (unaudited)	$10.62	0.11	0.52	0.63	—	[4]	(0.06)	—	(0.06)
Year ended 9/30/16[22]	$10.49	0.26	0.49	0.75	—	[4]	(0.27)[20]	(0.35)	(0.62)
Year ended 9/30/15	$12.63	0.30	(1.38)	(1.08)	—	[4]	(0.44)	(0.62)	(1.06)
Year ended 9/30/14	$11.08	0.32	1.74	2.06	—	[4]	(0.35)	(0.16)	(0.51)
Year ended 9/30/13	$9.30	0.33	1.78	2.11	—	[4]	(0.33)	—	(0.33)
Year ended 9/30/12	$7.57	0.16	1.77	1.93	—	[4]	(0.20)	—	(0.20)
Ultra Growth Fund
Six Months ended 3/31/17 (unaudited)	$19.89	(0.08)	0.97	0.89	—	[4]	(0.11)	(1.89)	(2.00)
Year ended 9/30/16[22]	$18.06	(0.18)	3.66	3.48	—	[4]	—	(1.65)	(1.65)
Year ended 9/30/15	$23.67	(0.26)	1.54	1.28	—	[4]	(0.01)	(6.88)	(6.89)
Year ended 9/30/14	$24.57	(0.06)	0.80	0.74	—	[4]	—	(1.64)	(1.64)
Year ended 9/30/13	$22.83	(0.15)	4.96	4.81	—	[4]	—	(3.07)	(3.07)
Year ended 9/30/12	$20.11	(0.08)	3.98	3.90	—	[4]	—	(1.18)	(1.18)
World Innovators Fund — Investor Class
Six Months ended 3/31/17 (unaudited)	$19.32	(0.08)	1.20	1.12	—	[4]	—	(0.70)	(0.70)
Year ended 9/30/16[22]	$20.17	(0.12)	1.90	1.78	—	[4]	—	(2.63)	(2.63)
Year ended 9/30/15	$22.62	(0.21)	0.30	0.09	—	[4]	—	(2.54)	(2.54)
Year ended 9/30/14	$23.15	(0.24)	0.91	0.67	—	[4]	—	(1.20)	(1.20)
Year ended 9/30/13	$18.55	(0.12)	4.72	4.60	—	[4]	—	—	—
Year ended 9/30/12	$14.71	(0.12)	3.96	3.84	—	[4]	—	—	—
World Innovators Fund — Institutional Class
Six Months ended 3/31/17 (unaudited)	$19.36	(0.04)	1.19	1.15	—		—	(0.70)	(0.70)
Period ended 9/30/1619 22	$17.54	(—)[4]	1.82	1.82	—		—	—	—
Income Fund
Six Months ended 3/31/17 (unaudited)	$10.25	0.09	(0.17)	(0.08)	—	[4]	(0.09)	(0.01)	(0.10)
Year ended 9/30/16[22]	$10.18	0.19	0.07	0.26	—	[4]	(0.19)	—	(0.19)
Year ended 9/30/15	$10.15	0.16	0.03	0.19	—	[4]	(0.16)	—	(0.16)
Year ended 9/30/14	$10.13	0.17	0.02	0.19	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/13	$10.44	0.17	(0.31)	(0.14)	—		(0.17)	—	(0.17)
Year ended 9/30/12	$10.32	0.20	0.12	0.32	—	[4]	(0.20)	—	(0.20)
U.S. Treasury Fund
Six Months ended 3/31/17 (unaudited)	$19.86	0.18	(2.92)	(2.74)	0.01		(0.18)	(1.32)	(1.50)
Year ended 9/30/16[22]	$18.42	0.37	2.29	2.66	0.01		(0.36)	(0.87)	(1.23)
Year ended 9/30/15	$17.08	0.38	1.33	1.71	0.01		(0.38)	—	(0.38)
Year ended 9/30/14	$15.33	0.45	1.75	2.20	—	[4]	(0.45)	—	(0.45)
Year ended 9/30/13	$18.75	0.44	(3.08)	(2.64)	0.01		(0.44)	(0.35)	(0.79)
Year ended 9/30/12	$18.75	0.42	0.77	1.19	0.01		(0.42)	(0.78)	(1.20)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period) (Unaudited)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$41.91	4.77	1.31	[6]	1.31	[6]	(0.75)	(0.75)	$1,283,700	9%
$43.52	11.87	1.29	[5]	1.29	[5]	(0.79)	(0.79)	$1,544,796	20%
$45.97	0.39	1.22	[5]	1.22	[5]	(0.75)	(0.75)	$2,000,588	31%
$50.25	1.09	1.21	[5]	1.21	[5]	(0.75)	(0.75)	$2,219,638	23%
$51.31	25.34	1.23	[5]	1.23	[5]	(0.42)	(0.42)	$2,487,031	10%
$43.82	29.41	1.24	[5]	1.24	[5]	(0.73)	(0.73)	$1,824,781	20%

$42.03	4.91	1.06	[6]	1.10	[6]	(0.44)	(0.48)	$444,991	9%
$43.58	15.97	1.05	[5]	1.11	[5]	(0.63)	(0.69)	$337,605	20%

$ 7.26	9.91	1.22	[5]	1.22	[5]	0.33	0.33	$301,728	18%
$ 6.61	13.37	1.24	[5]	1.24	[5]	0.23	0.23	$269,710	57%
$ 5.86	2.99	1.21	[5]	1.21	[5]	0.82 [17]	0.82 [17]	$257,655	57%
$ 5.69	11.13	1.20	[5]	1.20	[5]	(0.52)	(0.52)	$265,521	50%
$ 5.12	34.38	1.26	[5]	1.27	[5]	(0.21)	(0.22)	$201,581	40%
$ 3.81	22.12	1.46	[5]	1.46	[5]	(0.73)	(0.73)	$166,330	55%

$ 7.29	9.88	1.05	[5]	1.14	[5]	0.53	0.44	$39,474	18%
$ 6.65	13.54	1.08	[5]	1.20	[5]	0.40	0.28	$23,839	57%
$ 5.88	2.97	1.15	[5]	1.20	[5]	0.92 [17]	0.87 [17]	$18,941	57%
$ 5.72	11.28	1.15	[5]	1.44	[5]	(0.49)	(0.78)	$10,436	50%
$ 5.14	34.55	1.15	[5]	1.46	[5]	(0.11)	(0.42)	$9,359	40%
$ 3.82	3.80	1.15	[5]	1.66	[5]	(0.42)	(0.93)	$7,243	55%

$11.19	6.00	0.95	[5]	1.09	[5]	2.01	1.87	$48,529	20%
$10.62	7.38	0.95	[5]	1.04	[5]	2.50	2.41	$55,112	45%
$10.49	(9.54)	0.95	[5]	0.95	[5]	2.51	2.51	$88,661	78%
$12.63	18.94	0.95	[5]	0.96	[5]	2.59	2.58	$94,958	69%
$11.08	23.01	0.95	[5]	1.06	[5]	3.16	3.05	$66,579	54%
$ 9.30	25.61	0.95	[5]	1.14	[5]	1.74	1.55	$44,635	57%

$18.78	5.16	1.31	[5]	1.31	[5]	(1.03)	(1.03)	$99,276	20%
$19.89	20.08	1.33	[5]	1.33	[5]	(1.03)	(1.03)	$101,402	28%
$18.06	4.02	1.31	[5]	1.31	[5]	(1.06)	(1.06)	$96,015	38%
$23.67	2.66	1.26	[5]	1.26	[5]	(1.00)	(1.00)	$102,834	38%
$24.57	24.52	1.29	[5]	1.29	[5]	(0.64)	(0.64)	$151,697	25%
$22.83	20.13	1.32	[5]	1.32	[5]	(0.35)	(0.35)	$143,259	43%

$19.74	6.06	1.83	[5]	1.83	[5]	(0.74)	(0.74)	$172,382	51%
$19.32	8.97	1.78	[5]	1.78	[5]	(0.66)	(0.66)	$193,826	112%
$20.17	0.32	1.76	[5]	1.76	[5]	(0.76)	(0.76)	$186,272	100%
$22.62	2.69	1.73	[5]	1.73	[5]	(0.89)	(0.89)	$253,311	111%
$23.15	24.80	1.77	[5]	1.79	[5]	(0.84)	(0.86)	$266,911	84%
$18.55	26.10	1.85	[5]	1.85	[5]	(0.99)	(0.99)	$167,934	66%

$19.81	6.20	1.55	[5]	2.10	[5]	(0.40)	(0.95)	$6,272	51%
$19.36	10.38	1.55	[5]	3.69	[5]	(0.01)	(2.15)	$5,977	112%

$10.07	(0.76)	0.74	[5]	0.74	[5]	1.77	1.77	$99,154	39%
$10.25	2.58	0.73	[5]	0.73	[5]	1.85	1.85	$99,706	37%
$10.18	1.87	0.72	[5]	0.72	[5]	1.57	1.57	$108,959	44%
$10.15	1.91	0.70	[5]	0.70	[5]	1.66	1.66	$116,752	13%
$10.13	(1.34)	0.71		0.71		1.67	1.67	$130,285	35%
$10.44	3.16	0.70	[5]	0.70	[5]	1.97	1.97	$139,186	48%

$15.63	(13.60)	0.75	[5]	0.75	[5]	2.00	2.00	$302,194	6%
$19.86	15.49	0.69	5 21	0.73	[5]	1.97 [21]	1.93	$489,011	59%
$18.42	10.09	0.67	[5]	0.67	[5]	2.12	2.12	$327,861	131%
$17.08	14.54	0.70	[5]	0.70	[5]	2.77	2.77	$224,664	28%
$15.33	(14.43)	0.71	[5]	0.71	[5]	2.46	2.46	$193,231	34%
$18.75	6.66	0.72	[5]	0.72	[5]	2.33	2.33	$271,495	13%

WASATCH FUNDS

Notes to Financial Highlights

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expense of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements[2]	Expenses Before Waivers and Reimbursements[2]
Long/Short Fund — Investor Class
Six Months ended 3/31/17 (unaudited)	1.47%	1.47%
Year ended 9/30/16[22]	1.42%	1.42%
Year ended 9/30/15	1.30%	1.30%
Year ended 9/30/14	1.27%	1.27%
Year ended 9/30/13	1.28%	1.28%
Year ended 9/30/12	1.27%	1.27%

Long/Short Fund — Institutional Class
Six Months ended 3/31/17 (unaudited)	1.15%	1.25%
Year ended 9/30/16[22]	1.17%	1.22%
Year ended 9/30/15	1.16%	1.16%
Year ended 9/30/14	1.16%	1.16%
Period ended 9/30/13[13]	1.17%	1.18%

[8] Institutional class inception date was January 31, 2012.

[9] Fund inception date was January 31, 2012.

[10] Includes extraordinary expenses of 0.01% (see Note 7).

[11] Includes extraordinary expenses of less than 0.01% (see Note 7).

[12] Fund inception date was December 13, 2012.

[13] Institutional class inception date was December 13, 2012.

[14] Investment income per share reflects a large, non-recurring dividend which amounted to $0.17 and $0.08 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements	Net Investment Income (Loss) Before Waivers and Reimbursements
Core Growth Fund — Investor Class	(0.58)%	(0.58)%
Core Growth Fund — Institutional Class	(0.59)%	(0.60)%

[15] Investment income per share reflects a large, non-recurring dividend which amounted to $0.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.40)%.

[16] Investment income per share reflects a large, non-recurring dividend which amounted to $0.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)% for Net Investment Income Net of Waivers and Reimbursements and (1.10)% for Net Investment Income Before Waivers and Reimbursements.

[17] Investment income per share reflects a large, non-recurring dividend which amounted to $0.05 and $0.05 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements	Net Investment Income (Loss) Before Waivers and Reimbursements
Small Cap Value Fund — Investor Class	(0.00)%[18]	(0.00)%[18]
Small Cap Value Fund — Institutional Class	0.10%	0.05%

[18] Amount is less than 0.005%.

[19]Institutional class inception date was February 1, 2016.

[20]Dividends from net investment income include a return of capital distribution, which amounted to $0.04 per share.

[21]Includes reimbursement by Hoisington Investment Management Co., the Sub-Advisor, for proxy statement expenses which amounted to $0.01 per share.

MARCH 31, 2017 (UNAUDITED)

[22]Includes a non-recurring offer to reimburse prior period custody and fund accounting out-of-pocket expenses (see Note 7 “Custodian Out-of-Pocket Expense Reimbursement”). Excluding this non-recurring reimbursement, the ratio of expenses to average net assets would have been as follows:

	Expenses Net of Waivers and Reimbursements (%)	Expenses Before Waivers and Reimbursements (%)
Core Growth Fund — Investor Class	1.21	1.21
Core Growth Fund — Institutional Class	1.07	1.09
Emerging India Fund — Investor Class	1.84	1.98
Emerging India Fund — Institutional Class	1.56	2.06
Emerging Markets Select Fund — Investor Class	1.60	2.00
Emerging Markets Select Fund — Institutional Class	1.33	1.63
Emerging Markets Small Cap Fund — Investor Class	1.97	2.01
Emerging Markets Small Cap Fund — Institutional Class	1.82	1.83
Frontier Emerging Small Countries Fund — Investor Class	2.25	2.39
Frontier Emerging Small Countries Fund — Institutional Class	2.08	2.08
Global Opportunities Fund — Investor Class	1.64	1.64
Global Opportunities Fund — Institutional Class	1.42	2.39
International Growth Fund — Investor Class	1.48	1.48
International Growth Fund — Institutional Class	1.36	1.37
International Opportunities Fund — Investor Class	2.26	2.30
International Opportunities Fund — Institutional Class	1.97	2.06
Large Cap Value Fund — Investor Class	1.10	1.17
Large Cap Value Fund — Institutional Class	0.96	1.72
Long/Short Fund — Investor Class	1.83	1.83
Long/Short Fund — Institutional Class	1.52	1.57
Micro Cap Fund	1.92	1.92
Micro Cap Value Fund	1.96	2.05
Small Cap Growth Fund — Investor Class	1.29	1.29
Small Cap Growth Fund — Institutional Class	1.05	1.11
Small Cap Value Fund — Investor Class	1.24	1.24
Small Cap Value Fund — Institutional Class	1.08	1.20
Strategic Income Fund	0.95	1.04
Ultra Growth Fund	1.34	1.34
World Innovators Fund — Investor Class	1.79	1.79
World Innovators Fund — Institutional Class	1.63	3.77
Income Fund	0.73	0.73
U.S. Treasury Fund	0.69	0.73

See Notes to Financial Statements.

WASATCH FUNDS

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 19 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, World Innovators Fund, Wasatch-1st Source Income Fund (“Income Fund”) (sub-advised), and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. Each Fund maintains its own investment objective(s).

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 13 funds offer Institutional Class shares: Core Growth Fund, Large Cap Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, Emerging Markets Select Fund and Long/Short Fund, which commenced operations on December 13, 2012 and Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Small Cap Growth Fund and World Innovators Fund, which commenced operations on February 1, 2016. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, International Growth, International Opportunities, Large Cap Value, Long/Short, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income, Ultra Growth and World Innovators Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at March 31, 2017. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 13.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as realized gain or loss.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

New Accounting Pronouncements — In December 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2016-19 — Technical Corrections and Improvements (“ASU 2016-19”), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in Topic 820. That

MARCH 31, 2017 (UNAUDITED)

amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Funds, management expects that the impact of the Funds’ adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Funds’ net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization rule on the Funds, management expects that the impact of the Funds’ adoption will be limited to additional financial statement disclosures.

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred. Refer to Note 14 (Offsetting) for more information about the offsetting of assets and liabilities.

Short Sales — The Long/Short Fund and to a lesser extent the other Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The

Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions. Refer to Note 14 (Offsetting) for more information about the offsetting of assets and liabilities.

Participation Notes — The Frontier Emerging Small Countries and the Global Opportunities Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers (e.g. Saudi Arabia). While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Options Transactions — The Equity Funds and the Income Fund may buy and sell put and call options and

WASATCH FUNDS

Notes to Financial Statements (continued)

write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Possible losses from uncovered written options may be unlimited. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options. Refer to Note 14 (Offsetting) for more information about the offsetting of assets and liabilities.

Options written activity during the six months ended March 31, 2017 was as follows:

	Options Outstanding at 9/30/2016	Written	Closed	Exercised	Expired	Options Outstanding at 3/31/2017
Large Cap Value Fund
Premium amount	$—	$99,363	$—	$—	$(99,363)	$—
Number of contracts	—	300	—	—	(300)	—

5. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the six months ended March 31, 2017 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Purchases	$174,323,805	$37,079,454	$11,741,065	$230,536,753	$148,181,653	$20,403,424
Sales	118,606,353	7,850,672	13,173,523	407,605,185	400,132,049	73,198,702

	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund
Purchases	$242,526,702	$220,132,401	$33,090,976	$ 43,728,979	$25,783,487	$58,754,131
Sales	301,125,680	233,976,399	54,450,609	120,710,435	36,228,237	55,995,030

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund
Purchases	$162,164,101	$87,952,284	$ 8,177,665	$18,542,254	$80,535,465	$26,404,587
Sales	398,256,704	53,999,151	14,555,296	22,302,720	94,517,419	27,648,455

Purchases and sales of U.S. government securities in the Income Fund were $12,923,525 and $9,873,570, respectively. Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $22,274,240 and $140,692,671, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2013. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

MARCH 31, 2017 (UNAUDITED)

As of March 31, 2017, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	International Growth Fund
Cost	$1,000,573,845	$89,611,647	$32,194,583	$500,962,747	$201,445,755	$72,093,179	$1,022,150,405

Gross appreciation	$493,303,124	$36,072,946	$6,423,442	$157,010,968	$69,353,516	$29,287,712	$354,189,923
Gross (depreciation)	(30,718,767)	(522,601)	(1,262,883)	(20,771,596)	(5,101,811)	(1,449,876)	(48,563,578)

Net appreciation	$462,584,357	$35,550,345	$5,160,559	$136,239,372	$64,251,705	$27,837,836	$305,626,345

	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Cost	$538,832,494	$150,043,934	$120,538,908	$173,302,919	$137,772,979	$1,187,544,811	$268,663,703

Gross appreciation	$132,972,455	$35,609,059	$26,028,363	$109,253,356	$53,288,041	$620,179,772	$83,894,198
Gross (depreciation)	(10,571,362)	(1,364,520)	(30,015,369)	(8,583,940)	(2,611,161)	(80,859,479)	(6,942,216)

Net appreciation (depreciation)	$122,401,093	$34,244,539	$(3,987,006)	$100,669,416	$50,676,880	$539,320,293	$76,951,982

	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Cost	$42,260,764	$76,378,926	$157,258,001	$97,705,448	$335,789,959

Gross appreciation	$7,329,967	$31,903,035	$25,568,001	$607,103	$1,398,984
Gross (depreciation)	(1,282,586)	(8,903,654)	(4,045,098)	(464,423)	(32,962,264)

Net appreciation (depreciation)	$6,047,381	$22,999,381	$21,522,903	$142,680	$(31,563,280)

The difference between book-basis and tax-basis unrealized gains are primarily attributable to the tax deferral of losses on wash sales.

The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of the date of this report.

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in four funds. The Income Fund declares and pays dividends monthly. The Large Cap Value, Strategic Income and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gain (loss) on investments, options and foreign currency translations.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Under the Regulated Investment Company Modernization Act of 2010, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

WASATCH FUNDS

Notes to Financial Statements (continued)

Capital loss carryforwards as of September 30, 2016 are as follows:

	Expiring		Non-expiring
Fund	2017	2018	Short Term	Long Term
Emerging Markets Select Fund	$—	$—	$7,565,978	$713,332
Emerging Markets Small Cap Fund	—	—	55,712,840	22,118,288
Frontier Emerging Small Countries Fund	—	—	73,690,727	74,221,086
International Opportunities Fund	—	—	3,041,476	2,630,545
Small Cap Value Fund	—	13,202,080	—	—
Strategic Income Fund	—	—	4,973,715	2,717,608

During the tax year ended September 30, 2016, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Small Cap Value Fund	$6,934,432

The Funds have elected to defer losses incurred from November 1, 2015 through September 30, 2016 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$5,575,059
Emerging India Fund	—	580,549
Emerging Markets Select Fund	—	2,674
Emerging Markets Small Cap Fund	—	4,380,565
Frontier Emerging Small Countries Fund	—	5,872,223
Global Opportunities Fund	—	1,333,351
International Growth Fund	—	1,771,842
International Opportunities Fund	—	235,287
Long/Short Fund	157,644,735	145,368
Micro Cap Fund	—	1,971,779
Micro Cap Value Fund	257,220	689,111
Small Cap Growth Fund	—	10,697,296
Strategic Income Fund	—	16,441
Ultra Growth Fund	—	1,199,720
World Innovators Fund	—	555,051

EU Reclaims — As a result of several court cases in certain countries across the European Union, the Emerging Markets Small Cap Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund and World Innovators Fund filed tax reclaims for previously withheld taxes on dividends earned in Finland and Poland (EU Reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as dividend income in the Statement of Operations and related receivables, if any, are reflected as interest and dividends receivable in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims and the potential timing of payment, no amounts are reflected in the financial statements.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2018. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2018). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, do not cause the Fund to exceed the expense limitation. All amounts not recovered at the end of the period expire on January 31, 2018. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business. In late October 2013, it was discovered that the Long/Short Fund and Large Cap Value Fund had a 12b-1 receivable on the books which dated back to 2008 prior to the conversion of the 1st Source Funds to Wasatch Funds. It was determined that the amount should be written off as an extraordinary expense and posted to other expenses. The balance for the

MARCH 31, 2017 (UNAUDITED)

Large Cap Value Fund was $70,993 and for the Long/Short Fund was $8,622. The impact of these write-offs is reflected in the Financial Highlights. Investment advisory fees and fees waived, if any, for the six months ended March 31, 2017 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee		Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%		1.50%	1.05%	1/31/2018	$42,060
Emerging India Fund	1.25%		1.75%	1.50%	1/31/2018	25,767
Emerging Markets Select Fund	1.00%		1.50%	1.20%	1/31/2018	62,338
Emerging Markets Small Cap Fund	1.65%		1.95%	1.80%	1/31/2018	203,990
Frontier Emerging Small Countries Fund	1.75%		2.25%	2.05%	1/31/2018	742,838
Global Opportunities Fund	1.25%		1.75%	1.35%	1/31/2018	15,406
International Growth Fund	1.25%		1.75%	1.35%	1/31/2018	39,664
International Opportunities Fund	1.75%		2.25%	1.95%	1/31/2018	105,230
Large Cap Value Fund	0.90%		1.10%	0.95%	1/31/2018	72,581
Long/Short Fund	1.10%		1.60%	1.15%	1/31/2018	30,688
Micro Cap Fund	1.50%	[1]	1.95%	N/A	1/31/2018	—
Micro Cap Value Fund	1.50%	[1]	1.95%	N/A	1/31/2018	—
Small Cap Growth Fund	1.00%		1.50%	1.05%	1/31/2018	86,232
Small Cap Value Fund	1.00%		1.50%	1.05%	1/31/2018	15,570
Strategic Income Fund	0.70%		0.95%	N/A	1/31/2018	34,938
Ultra Growth Fund	1.00%		1.50%	N/A	1/31/2018	—
World Innovators Fund	1.50%		1.95%	1.55%	1/31/2018	14,942
Income Fund	0.55%		N/A	N/A	N/A	N/A
U.S. Treasury Fund	0.50%		0.75%	N/A	1/31/2018	—

[1]	Effective January 31, 2017, the management fee was reduced from 1.75% to 1.50%.

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the six months ended March 31, 2017, the Funds below engaged in purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Fund	Purchases	Sales
Emerging Markets Small Cap Fund		2,985,676
International Opportunities Fund	2,985,676

Compensation — Officers serve in that capacity without compensation from the Trust. Beginning in the calendar year of 2017, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $120,000 per year for services rendered and a fee of $24,000 for each Board of Trustees meeting attended in person or telephonically. In addition, each Independent Trustee receives a fee of $24,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $30,000 a year as Chairman and $6,000 for attendance in person or telephonically at a Board meeting; the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive an additional $18,000 per year as Chairman and $3,600 for attendance in person or telephonically at a Board meeting. Additionally, each Independent Trustee is entitled to reimbursement of expenses related to his or her duties as a Trustee of the Funds. The 2017 calendar year compensation is an increase of approximately 15% percent from the previous calendar year.

Payments by Advisor — During the 2012 fiscal year, the Advisor discovered a trade allocation error involving several of the Wasatch Funds. In August 2012, the Advisor reimbursed the Global Opportunities Fund $1,167, the Micro Cap Fund $1,074, the Micro Cap Value Fund $1,282, the Small Cap Growth Fund $46,199, the Ultra Growth Fund $940 and the World Innovators Fund $437 as reimbursement for the error plus interest.

During the 2013 and 2014 fiscal years, the Advisor paid certain audit, legal and/or printing fees of the Core Growth, Emerging Markets Small Cap, Large Cap Value, Long/Short (Institutional Class), Small Cap Growth, Small Cap Value, Strategic Income and World Innovators Funds. The Advisor does not intend to be reimbursed for these amounts.

On February 20, 2013, the Advisor discovered a trade error involving the Frontier Emerging Small Countries Fund. The Advisor reimbursed the Fund $4,421. On October 16, 2014, the Advisor discovered a trade error involving the Ultra Growth Fund. The Advisor reimbursed the Fund $12,267. On August 2, 2016, the Advisor discovered a trade error involving the Small Cap Growth Fund. The Advisor reimbursed the Fund $12,890.

WASATCH FUNDS

Notes to Financial Statements (continued)

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

Payments by Sub-Advisor — In June 2016, the Funds filed a proxy statement with the Securities and Exchange Commission to inform shareholders about a Special Meeting of Shareholders of the Wasatch-Hoisington U.S. Treasury Fund. The purpose of the Shareholder Meeting was to ask shareholders to approve a new Sub-Advisory Agreement between Wasatch Advisors, Inc. and Hoisington Investment Management Company with respect to the Wasatch Hoisington U.S. Treasury Fund. Hoisington Investment Management Co., the Sub-Advisor for the Fund, reimbursed the Wasatch-Hoisington U.S. Treasury Fund for the costs associated with the proxy statement filing. The Sub-Advisor does not intend to be reimbursed for this amount.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement service providers or other authorized agents or organizations (each an “Intermediary,” together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of March 31, 2017 up to 0.40% annually) of the average value of Fund Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for the portion of such fees, which is intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursement of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees — Investor Class” in the Statements of Operations.

Custodian Out-of-Pocket Expense Reimbursement — In September 2016, State Street Bank and Trust Company (“SSB”), the Funds’ custodian, provided each Fund with an offer to reimburse the Fund for certain out-of-pocket expenses it charged the Fund between 2003 and 2015. The incorrect charges were due to inaccurate billing rates used by SSB for certain out-of-pocket expenses. The Funds continue to review the information provided by SSB in anticipation of settling the matter. For each Fund, the reimbursement amount offered by SSB is included in “Prepaid expenses and other assets” in the Statements of Assets and Liabilities and reduced “Custody fees,” “Fund accounting fees” and, if applicable, “Reimbursement of expenses by Advisor” in the Statements of Operations. Based on the information provided by SSB, the Funds believe the impact of these errors is immaterial for each Fund.

10% Shareholders — As of March 31, 2017, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	50.07%
Emerging India Fund	2	59.25%
Emerging Markets Select Fund	3	81.91%
Emerging Markets Small Cap Fund	3	64.60%
Frontier Emerging Small Countries Fund	2	80.09%
Global Opportunities Fund	3	49.14%
International Growth Fund	3	65.33%
International Opportunities Fund	2	70.10%
Large Cap Value Fund	2	77.76%
Long/Short Fund	2	67.79%
Micro Cap Fund	2	26.47%
Micro Cap Value Fund	2	50.47%
Small Cap Growth Fund	2	50.49%
Small Cap Value Fund	2	41.46%
Strategic Income Fund	3	53.19%
Ultra Growth Fund	2	28.95%
World Innovators Fund	3	55.47%
Income Fund	1	86.89%
U.S. Treasury Fund	3	60.07%

MARCH 31, 2017 (UNAUDITED)

Affiliated Interests — As of March 31, 2017, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares of the Funds which may be redeemed at any time as detailed below:

	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	19	0.99%
Emerging India Fund	25	18.39%
Emerging Markets Select Fund	16	21.88%
Emerging Markets Small Cap Fund	15	1.26%
Frontier Emerging Small Countries Fund	17	0.33%
Global Opportunities Fund	18	9.91%
International Growth Fund	15	0.78%
International Opportunities Fund	20	1.73%
Large Cap Value Fund	11	2.53%
Long/Short Fund	7	0.53%
Micro Cap Fund	11	1.01%
Micro Cap Value Fund	9	2.43%
Small Cap Growth Fund	19	2.96%
Small Cap Value Fund	9	1.88%
Strategic Income Fund	6	20.61%
Ultra Growth Fund	8	3.45%
World Innovators Fund	9	2.26%
Income Fund	3	0.02%
U.S. Treasury Fund	11	0.98%

*	Multiple accounts with the same beneficial owner are treated as one account.

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the six months ended March 31, 2017 with an “affiliated company” as so defined:

	Share Activity				Dividends Credited to Income for the period ended 3/31/2017	Gain (Loss) Realized on Sale of Shares for the period ended 3/31/2017
	Balance 9/30/2016	Purchases/ Additions	Sales/ Reductions	Balance 3/31/2017
Small Cap Growth Fund
Blue Nile, Inc.*	828,553	—	828,553	—	$—	$4,523,310
Chefs’ Warehouse, Inc. (The)	1,897,093	—	393,658	1,503,435	—	(3,281,811)
Papa Murphy’s Holdings, Inc.*	1,042,768	—	1,042,768	—	—	(11,753,461)
Zumiez, Inc.	1,265,079	—	—	1,265,079	—	—

*	This security was deemed to no longer meet the criteria of an affiliated company at the reporting date.

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2017, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as Percent of Net Assets
Core Growth Fund
Argos Therapeutics, Inc.	Warrant	7/28/16	$—	$17,560	0.00%
DocuSign, Inc., Series F Pfd.	Preferred Stock	4/30/15	4,000,004	3,469,320	0.24%

			$4,000,004	$3,486,880	0.24%

WASATCH FUNDS

Notes to Financial Statements (continued)

	Security Type	Acquisition Date	Cost	Fair Value	Value as Percent of Net Assets
Emerging India Fund
Avenue Supermarts Ltd.	Common Stock	3/7/17	$2,554,113	$5,458,763	4.39%

Micro Cap Fund
Argos Therapeutics, Inc.	PIPE	3/14/16	$80,250	$6,779	0.00%
Argos Therapeutics, Inc.	PIPE	6/22/16	120,375	10,168	0.00%
Argos Therapeutics, Inc.	Warrant	6/22/16	2,109	169	0.00%

			$202,734	$17,116	0.00%

Micro Cap Value Fund
Acetylon Pharmaceuticals, Inc.	Right	12/21/16	$—	$326,356	0.17%
Acetylon Pharmaceuticals, Inc.	Right	12/21/16	—	—	0.00%
Regenacy Pharmaceuticals, LLC	LLC Membership Interest	12/21/16	30,001	51,475	0.03%
Synergetics USA, Inc.	Right	10/14/15	71,250	18,750	0.01%
Vertex Energy, Inc., Pfd. Series B	Convertible Preferred Stock	6/22/15 - 1/27/17	1,601,521	1,424,257	0.76%
Vertex Energy, Inc.	Warrant	6/22/15	95,000	25,000	0.01%

			$1,797,772	$1,845,838	0.98%

Small Cap Growth Fund
Argos Therapeutics, Inc.	PIPE	3/14/16	$280,608	$23,702	0.00%
Argos Therapeutics, Inc.	PIPE	6/22/16	421,045	35,564	0.00%
Argos Therapeutics, Inc.	Warrant	6/22/16	7,378	590	0.00%
Argos Therapeutics, Inc.	Warrant	7/28/16	—	38,918	0.00%
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/14	8,000,002	6,397,861	0.37%
DocuSign, Inc., Series B Pfd.	Preferred Stock	3/3/14	437,257	551,382	0.03%
DocuSign, Inc., Series B-1 Pfd.	Preferred Stock	3/3/14	130,983	165,169	0.01%
DocuSign, Inc., Series D Pfd.	Preferred Stock	3/3/14	313,930	395,867	0.02%
DocuSign, Inc., Series E Pfd.	Preferred Stock	3/3/14	8,117,819	10,236,597	0.59%
DocuSign, Inc., Series F Pfd.	Preferred Stock	4/30/15	2,999,984	2,601,974	0.15%
Drilling Info Holdings, Inc., Series B Pfd.	Preferred Stock	9/5/13	15,350,001	14,386,444	0.83%
ForeScout Technologies, Inc., Series G	Preferred Stock	11/25/15	6,000,003	8,008,767	0.47%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	2,588,398	2,346,596	0.14%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 11/17/15	1,160,489	1,143,997	0.07%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	2,000,000	568,814	0.03%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	184,939	191,626	0.01%

			$47,992,836	$47,093,868	2.72%

Small Cap Value Fund
Argos Therapeutics, Inc.	Warrant	7/28/16	$—	$9,830	0.00%

Strategic Income Fund
Star Asia Capital Corp Ltd.	Common Stock	2/22/07 - 5/11/15	$572,598	$497,999	1.03%

Ultra Growth Fund
Argos Therapeutics, Inc.	PIPE	3/14/16	$39,055	$3,299	0.00%
Argos Therapeutics, Inc.	PIPE	6/22/16	58,582	4,948	0.01%
Argos Therapeutics, Inc.	Warrant	6/22/16	1,026	82	0.00%
Argos Therapeutics, Inc.	Warrant	7/28/16	—	1,191	0.00%
Data Sciences International, Inc., Series B Pfd.	Preferred Stock	1/20/06	399,811	270,778	0.27%
Drilling Info Holdings, Inc., Series B Pfd.	Preferred Stock	9/5/13	1,150,001	1,077,812	1.09%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	2,329,551	2,111,926	2.13%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 11/17/15	1,160,489	1,143,997	1.15%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	500,001	142,204	0.14%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	46,235	47,907	0.05%

			$5,684,751	$4,804,144	4.84%

World Innovators Fund
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/13 - 3/31/17	$258,842	$234,661	0.13%

10. PURCHASE COMMITMENTS

In September 2003, the Small Cap Growth, Ultra Growth and World Innovators Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners II-B, L.P. The final purchase commitments were made on March 31, 2017.

MARCH 31, 2017 (UNAUDITED)

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners III-B, L.P. The remaining commitment amounts at March 31, 2017 were $45,000 per Fund.

Securities held by the Funds have been designated to meet these purchase commitments as indicated in the Schedules of Investments.

11. LINE OF CREDIT

Effective May 20, 2016, the Funds in the Trust renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, have no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the federal funds rate in effect on the date of borrowing, plus a margin, or (b) the overnight London Interbank Offered Rate (LIBOR) in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

For the six months ended March 31, 2017, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 3/31/2017
Emerging India Fund	$405,746	8	$161	1.78%	$—
Emerging Markets Select Fund	683,233	65	2,330	1.89%	—
Emerging Markets Small Cap Fund	4,401,586	57	13,632	1.96%	—
Frontier Emerging Small Countries Fund	12,796,652	80	53,709	1.89%	—
Global Opportunities Fund	2,896,509	80	12,352	1.92%	70,313
International Growth Fund	1,743,578	4	391	2.02%	—
International Opportunities Fund	8,550,795	11	5,256	2.01%	—
Micro Cap Fund	853,672	3	156	2.19%	—
Small Cap Growth Fund	8,017,468	49	20,921	1.92%	—
Small Cap Value Fund	2,587,257	3	474	2.20%	—
Ultra Growth Fund	414,618	1	26	2.23%	—

12. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of loss exists due to changes in the market (market risk) or the failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an

WASATCH FUNDS

Notes to Financial Statements (continued)

adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and the market prices may not represent realizable value. This may be likely when a fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund is owned by a group of shareholders advised by a common investment advisor. The Emerging Markets Select Fund also has a significant portion of net assets concentrated in relatively few related accounts. In the event of significant redemption activity by these shareholders, the Funds could experience a loss when selling portfolio securities to meet such redemption requests. The Funds could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Fund expenses may increase and performance may be materially affected.

13. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) — Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation system (“NASDAQ”), such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

MARCH 31, 2017 (UNAUDITED)

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service and categorized as Level 2.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the fund for financial reporting purposes.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2017

Core Growth Fund
Assets
Common Stocks		$1,375,607,821	$—	$—	$1,375,607,821
Preferred Stocks		—	—	3,469,320	3,469,320
Warrants		—	—	17,560	17,560
Short-Term Investments		—	84,063,501	—	84,063,501

		$1,375,607,821	$84,063,501	$3,486,880	$1,463,158,202

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2017

Emerging India Fund
Assets
Common Stocks	Food Retail	$74,855	$—	$5,458,763	$5,533,618
	Other	112,895,912	—	—	112,895,912
Short-Term Investments		—	6,732,462	—	6,732,462

		$112,970,767	$6,732,462	$5,458,763	$125,161,992

Emerging Markets Select Fund
Assets
Common Stocks	Health Care Facilities	$709,464	$930,941	$—	$1,640,405
	Other	33,961,226	—	—	33,961,226
Preferred Stocks		930,086	—	—	930,086
Short-Term Investments		—	823,425	—	823,425

		$35,600,776	$1,754,366	$—	$37,355,142

Emerging Markets Small Cap Fund
Assets
Common Stocks	Consumer Finance	$37,905,813	$11,734,181	$—	$49,639,994
	Electronic Components	18,758,079	4,974,276	—	23,732,355
	Home Improvement Retail	—	7,535,908	—	7,535,908
	Hotels, Resorts & Cruise Lines	—	8,164,018	—	8,164,018
	Pharmaceuticals	10,977,109	—	16,750	10,993,859
	Specialty Chemicals	6,115,507	8,172,057	—	14,287,564
	Other	506,711,619	—	—	506,711,619
Preferred Stocks		8,960,458	—	—	8,960,458
Warrants		164,355	—	—	164,355
Short-Term Investments		—	7,011,989	—	7,011,989

		$589,592,940	$47,592,429	$16,750	$637,202,119

Frontier Emerging Small Countries Fund
Assets
Common Stocks	Diversified Banks	$48,216,206	$8,753,658	$—	$56,969,864
	Food Retail	13,283,826	6,000,683	—	19,284,509
	Packaged Foods & Meats	12,677,573	5,633,143	—	18,310,716
	Pharmaceuticals	15,066,206	10,686,298	—	25,752,504
	Other	130,119,236	—	—	130,119,236
Participation Notes		—	1,394,915	—	1,394,915
Preferred Stocks		6,926,169	—	—	6,926,169
Short-Term Investments		—	6,939,547	—	6,939,547
Other Assets less Liabilities		48,284,532		4,770,837	53,055,369

		$274,573,748	$39,408,244	$4,770,837	$318,752,829

Global Opportunities Fund
Assets
Common Stocks	Consumer Finance	$3,273,584	$1,064,256	$—	$4,337,840
	Specialty Chemicals	—	1,136,171	—	1,136,171
	Other	94,439,200	—	—	94,439,200
Warrants		17,804	—	—	17,804

		$97,730,588	$2,200,427	$—	$99,931,015

MARCH 31, 2017 (UNAUDITED)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2017

International Growth Fund
Assets
Common Stocks	Home Improvement Retail	$—	$12,256,939	$—	$12,256,939
	Hotels, Resorts & Cruise Lines	14,766,088	19,643,685	—	34,409,773
	Specialty Chemicals	40,938,250	13,321,852	—	54,260,102
	Other	1,218,052,899	—	—	1,218,052,899
Short-Term Investments		—	8,797,037	—	8,797,037

		$1,273,757,237	$54,019,513	$—	$1,327,776,750

International Opportunities Fund
Assets
Common Stocks	Advertising	$—	$3,492,179	$—	$3,492,179
	Food Retail	30,825,221	5,224,528	—	36,049,749
	Reinsurance	—	5,789,742	—	5,789,742
	Other	587,589,375	—	—	587,589,375
Short-Term Investments		—	28,312,542	—	28,312,542
Liabilities
Liabilities less Other Assets		(7,176,060)		674,594	(6,501,466)

		$611,238,536	$42,818,991	$674,594	$654,732,121

Large Cap Value Fund
Assets
Common Stocks		$182,915,175	$—	$—	$182,915,175
Short-Term Investments		—	1,373,298	—	1,373,298

		$182,915,175	$1,373,298	$—	$184,288,473

Long/Short Fund
Assets
Common Stocks		$150,523,809	$—	$—	$150,523,809
Limited Partnership Interest		2,756,724	—	—	2,756,724
Short-Term Investments		—	49,827,125	—	49,827,125

		$153,280,533	$49,827,125	$—	$203,107,658

Liabilities
Securities Sold Short		$(86,555,756)	$—	$—	$(86,555,756)

		$(86,555,756)	$—	$—	$(86,555,756)

Micro Cap Fund
Assets
Common Stocks	Biotechnology	$19,243,834	$16,947	$—	$19,260,781
	Other	251,892,318	—	—	251,892,318
Warrants		—	—	169	169
Short-Term Investments		—	2,819,067	—	2,819,067

		$271,136,152	$2,836,014	$169	$273,972,335

Micro Cap Value Fund
Assets
Common Stocks		$180,896,545	$—	$—	$180,896,545
Convertible Preferred Stocks		—	—	1,424,257	1,424,257
Warrants		—	—	25,000	25,000
Rights		—	—	345,106	345,106
Limited Liability Company Membership Interest		—	—	51,475	51,475
Short-Term Investments		—	5,707,476	—	5,707,476

		$180,896,545	$5,707,476	$1,845,838	$188,449,859

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2017

Small Cap Growth Fund
Assets
Common Stocks	Biotechnology	$129,764,072	$59,266	$—	$129,823,338
	Other	1,513,019,011	—	—	1,513,019,011
Preferred Stocks		—	—	43,504,501	43,504,501
Limited Partnership Interests[1]		—	—	—	3,490,593
Warrants		—	—	39,508	39,508
Short-Term Investments		—	36,988,153	—	36,988,153

		$1,642,783,083	$37,047,419	$43,544,009	$1,726,865,104

Small Cap Value Fund
Assets
Common Stocks		$329,454,153	$—	$—	$329,454,153
Limited Partnership Interest		5,588,439	—	—	5,588,439
Warrants		—	—	9,830	9,830
Short-Term Investments		—	10,563,263	—	10,563,263

		$335,042,592	$10,563,263	$9,830	$345,615,685

Strategic Income Fund
Assets
Common Stocks	Diversified REITs	$996,265	$—	$497,999	$1,494,264
	Other	34,012,999	—	—	34,012,999
Exchange-Traded Funds		47,008	—	—	47,008
Limited Liability Company Membership Interest		492,313	—	—	492,313
Limited Partnership Interest		4,029,744	—	—	4,029,744
Short-Term Investments		—	8,231,817	—	8,231,817

		$39,578,329	$8,231,817	$497,999	$48,308,145

Ultra Growth Fund
Assets
Common Stocks	Biotechnology	$12,385,512	$8,247	$—	$12,393,759
	Other	80,615,578	—	—	80,615,578
Preferred Stocks		—	—	1,538,701	1,538,701
Limited Partnership Interests[1]		—	—	—	3,255,923
Warrants		—	—	1,273	1,273
Short-Term Investments		—	1,573,073	—	1,573,073

		$93,001,090	$1,581,320	$1,539,974	$99,378,307

World Innovators Fund
Assets
Common Stocks		$154,788,158	$—	$—	$154,788,158
Exchange-Traded Funds		88,140	—	—	88,140
Limited Partnership Interest[1]		—	—	—	234,661
Short-Term Investments		—	23,669,945	—	23,669,945

		$154,876,298	$23,669,945	$—	$178,780,904

Income Fund
Assets
Asset-Backed Securities		$—	$11,925,485	$1,000,625	$12,926,110
Collateralized Mortgage Obligations		—	11,410,361	—	11,410,361
Commercial Mortgage-Backed Securities		—	42,163	—	42,163
Corporate Bonds		—	52,984,047	—	52,984,047
Municipal Bonds		—	5,141,062	—	5,141,062
U.S. Government Agency Securities		—	4,373,089	—	4,373,089
U.S. Treasury Inflation-Protected Bonds		—	2,017,344	—	2,017,344
U.S. Treasury Notes		—	8,436,128	—	8,436,128
Short-Term Investments		—	517,824	—	517,824

		$—	$96,847,503	$1,000,625	$97,848,128

MARCH 31, 2017 (UNAUDITED)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2017

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$300,733,395	$—	$300,733,395
Short-Term Investments		—	3,493,284	—	3,493,284

		$—	$304,226,679	$—	$304,226,679

[1]	Certain investments measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of Investments.

Fund	Fair Value at 3/31/2017	Unfunded Commitments	Redemption Frequency (if currently eligible)	Redemption Notice Period
Small Cap Growth Fund
Limited Partnership Interests[1]	$3,490,593	$45,000	—	—
Ultra Growth Fund
Limited Partnership Interests[1]	$3,255,923	$45,000	—	—
World Innovators Fund
Limited Partnership Interest[1]	$234,661	$—	—	—

[1]	The fair values of these limited partnership interests have been estimated using the net asset value of the Fund’s Limited Partner’s Capital Account. These limited partnership interests can never be redeemed. Distributions from each limited partnership will be received as the underlying investments are liquidated. It is estimated that the underlying assets of the limited partnerships will be liquidated over the next one to five years.

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the six months ended March 31, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. The table below shows the significant transfers between Level 1 and Level 2 due to fair valuation in certain foreign markets pursuant to a systematic valuation model.

Fund	Transfers Out Of Level 1 at Market Value	Transfers Into Level 2 at Market Value
Frontier Emerging Small Countries Fund	$14,152,799	$14,152,799

Fund	Transfers Out Of Level 2 at Market Value	Transfers Into Level 1 at Market Value
Frontier Emerging Small Countries Fund	$5,479,147	$5,479,147
International Opportunities Fund	7,894,359	7,894,359
Small Cap Growth Fund	48,947,470	48,947,470

There were transfers of $670,810 in the Emerging India Fund and $1,124,558 in the Global Opportunities Fund from Level 3 to Level 1 due to a change in pricing strategy on a private company that came public. This transfer amount represents the beginning of the period value for ICICI Prudential Life Insurance Co. Ltd., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

There were transfers of $572,597 in the Strategic Income Fund from Level 1 to Level 3 due to a reincorporation. This transfer amount represents the value for Star Asia Capital Corp Ltd., which transferred to Level 3 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

During the period $4,770,837 in the Frontier Emerging Small Countries Fund and $674,594 in the International Opportunities Fund was transferred from Level 1 to Level 3 due to the fair valuation of naira, the Nigerian currency.

There were transfers out of Level 3 of $3,635,554 in the Small Cap Growth Fund, $3,388,501 in the Ultra Growth Fund and $247,043 in the World Innovators Fund due to a change that eliminates the requirement to categorize within the fair value hierarchy investments whose fair values are measured at net asset value per share (or its equivalent) using the practical expedient. This transfer amount represents the beginning of the period value for Greenspring Global Partners II-B, L.P. and Greenspring Global Partners III-B, L.P, which transferred during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

WASATCH FUNDS

Notes to Financial Statements (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the six months ended March 31, 2017:

Fund	Market Value Beginning Balance 9/30/2016	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 3/31/2017	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 3/31/2017
Core Growth Fund
Preferred Stocks	$3,257,725	$—	$—	$—	$—	$211,595	$—	$—	$3,469,320	$211,595
Warrants	193,457	—	—	—	—	(175,897)	—	—	17,560	(175,897)

	3,451,182	—	—	—	—	35,698	—	—	3,486,880	35,698

Emerging India Fund
Common Stocks	670,810	2,554,113	—	—	—	2,904,650	—	(670,810)	5,458,763	2,904,650

	670,810	2,554,113	—	—	—	2,904,650	—	(670,810)	5,458,763	2,904,650

Emerging Markets Small Cap Fund
Common Stocks	16,783	—	—	—	—	(33)	—	—	16,750	(33)

	16,783	—	—	—	—	(33)	—	—	16,750	(33)

Frontier Emerging Small Countries Fund
Other Assets less Liabilities	—	—	—	—	—	—	4,770,837	—	4,770,837	—

	—	—	—	—	—	—	4,770,837	—	4,770,837	—

Global Opportunities Fund
Common Stocks	1,124,588	—	—	—	—	—	—	(1,124,588)	—	—

	1,124,588	—	—	—	—	—	—	(1,124,588)	—	—

International Opportunities Fund
Other Assets less Liabilities	—	—	—	—	—	—	674,594	—	674,594	—

	—	—	—	—	—	—	674,594	—	674,594	—

Micro Cap Fund
Warrants	16,031	—	—	—	—	(15,862)	—	—	169	(15,862)

	16,031	—	—	—	—	(15,862)	—	—	169	(15,862)

Micro Cap Value Fund
Convertible Preferred Stock	1,387,781	49,777	—	—	—	(13,301)	—	—	1,424,257	(13,301)
Rights	37,500	—	—	—	—	307,606	—	—	345,106	307,606
Limited Liability Company Membership Interest	—	30,001	—	—	—	21,474	—	—	51,475	21,474
Preferred Stocks	1,379,998	—	(809,588)	—	309,589	(879,999)	—	—	—	(879,999)
Warrants	25,000	—	—	—	—	—	—	—	25,000	—

	2,830,279	79,778	(809,588)	—	309,589	(564,220)	—	—	1,845,838	(564,220)

Small Cap Growth Fund
Preferred Stocks	37,948,338	—	—	—	—	5,556,163	—	—	43,504,501	5,556,163
Limited Partnership Interests	3,635,554	—	—	—	—	—	—	(3,635,554)	—	—
Warrants	484,816	—	—	—	—	(445,308)	—	—	39,508	(445,308)

	42,068,708	—	—	—	—	5,110,855	—	(3,635,554)	43,544,009	5,110,855

Small Cap Value Fund
Warrants	108,300	—	—	—	—	(98,470)	—	—	9,830	(98,470)

	108,300	—	—	—	—	(98,470)	—	—	9,830	(98,470)

Strategic Income Fund
Common Stocks	—	—	—	—	—	(74,598)	572,597	—	497,999	(74,598)
Corporate Bonds	314	—	(340)	—	(151,652)	151,678	—	—	—	—

	314	—	(340)	—	(151,652)	77,080	572,597	—	497,999	(74,598)

MARCH 31, 2017 (UNAUDITED)

Fund	Market Value Beginning Balance 9/30/2016	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 3/31/2017	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 3/31/2017
Ultra Growth Fund
Preferred Stocks	$1,251,300	$—	$—	$—	$—	$287,401	$—	$—	$1,538,701	$287,401
Limited Partnership Interests	3,388,501	—	—	—	—	—	—	(3,388,501)	—	—
Warrants	20,924	—	—	—	—	(19,651)	—	—	1,273	(19,651)

	4,660,725	—	—	—	—	267,750	—	(3,388,501)	1,539,974	267,750

World Innovators Fund
Limited Partnership Interest	247,043	—	—	—	—	—	—	(247,043)	—	—

	247,043	—	—	—	—	—	—	(247,043)	—	—

Income Fund
Asset-Backed Securities	—	1,000,000	—	—	—	625	—	—	1,000,625	625

	—	1,000,000	—	—	—	625	—	—	1,000,625	625

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value at 3/31/2017	Valuation Technique	Unobservable Input	Range (Average)
Core Growth Fund	Direct Venture Capital Investments: Systems Software	$3,469,320	Market comparable companies	EV/R* multiple Discount for lack of marketability	5.6 - 8.2 (7.0) 20%
Emerging India Fund	Common Stock: Food Retail	$5,458,763	Discount to market	Discount for lack of marketability	2%
Frontier Emerging Small Countries Fund	Other Assets less Liabilities: Nigerian Naira	$4,770,837	Discount for lack of marketability of currency	Discount for lack of marketability of currency	35%
International Opportunities Fund	Other Assets less Liabilities: Nigerian Naira	$674,594	Discount for lack of marketability of currency	Discount for lack of marketability of currency	35%
Micro Cap Value Fund	Rights: Pharmaceuticals	$326,356	Probability of receipt	Probability of receipt	50%
Micro Cap Value Fund	Private Investment in a Public Equity: Oil & Gas Refining & Marketing	$1,424,257	Underlying price Liquidation preference	Probability weighting Probability weighting	25% 75%
Small Cap Growth Fund	Direct Venture Capital Investments: Biotechnology	$760,440	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.1 - 9.5 (5.2) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Computer Services Software & Systems	$6,397,861	Liquidation preference	Probability weighting	80%
Small Cap Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$14,386,444	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.3 - 9.2 (5.7) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$13,950,989	Market comparable companies	EV/R* multiple Discount for lack of marketability	5.6 - 8.2 (7.0) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$8,008,767	Market comparable companies	EV/R* multiple Discount for lack of marketability	3.5 - 6.5 (5.1) 20%
Strategic Income Fund	Common Stock: Diversified REITs	$498,000	Last trade	Last trade	100%
Ultra Growth Fund	Direct Venture Capital Investments: Biotechnology	$190,111	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.1 - 9.5 (5.2) 20%
Ultra Growth Fund	Direct Venture Capital Investments: Health Care Technology	$270,778	Probability of completion of repurchase	Discount to repurchase amount	20%

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Description	Fair Value at 3/31/2017	Valuation Technique	Unobservable Input	Range (Average)
Ultra Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$1,077,812	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.3 - 9.2 (5.7) 20%
Income Fund	Asset Backed Security	$1,000,625	Broker bid	Broker bid	100%

*	Enterprise-Value-To-Revenue Multiple — (“EV/R”) is a measure of the value of a stock that compares a company’s enterprise value to its revenue.

Changes in multiples may change the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations or unadjusted historical third party information. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

14. OFFSETTING

Each Fund is party to various netting arrangements. The FASB requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of March 31, 2017:

REPURCHASE AGREEMENTS

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (not less than 0)
Core Growth Fund	State Street Bank and Trust Co.	$84,063,501	$—	$(84,063,501)	$—
Emerging India Fund	State Street Bank and Trust Co.	6,732,462	—	(6,732,462)	—
Emerging Markets Select Fund	State Street Bank and Trust Co.	823,425	—	(823,425)	—
Emerging Markets Small Cap Fund	State Street Bank and Trust Co.	7,011,989	—	(7,011,989)	—
Frontier Emerging Small Countries Fund	State Street Bank and Trust Co.	6,939,547	—	(6,939,547)	—
Global Opportunities Fund	State Street Bank and Trust Co.	—	—	—	—
International Growth Fund	State Street Bank and Trust Co.	8,797,037	—	(8,797,037)	—
International Opportunities Fund	State Street Bank and Trust Co.	28,312,542	—	(28,312,542)	—
Large Cap Value Fund	State Street Bank and Trust Co.	1,373,298	—	(1,373,298)	—
Long/Short Fund	State Street Bank and Trust Co.	49,827,125	—	(49,827,125)	—
Micro Cap Fund	State Street Bank and Trust Co.	2,819,067	—	(2,819,067)	—
Micro Cap Value Fund	State Street Bank and Trust Co.	5,707,476	—	(5,707,476)	—
Small Cap Growth Fund	State Street Bank and Trust Co.	36,988,153	—	(36,988,153)	—
Small Cap Value Fund	State Street Bank and Trust Co.	10,563,263	—	(10,563,263)	—
Strategic Income Fund	State Street Bank and Trust Co.	8,231,817	—	(8,231,817)	—
Ultra Growth Fund	State Street Bank and Trust Co.	1,573,073	—	(1,573,073)	—
World Innovators Fund	State Street Bank and Trust Co.	23,669,945	—	(23,669,945)	—
Income Fund	State Street Bank and Trust Co.	517,824	—	(517,824)	—
U.S. Treasury Fund	State Street Bank and Trust Co.	3,493,284	—	(3,493,284)	—

[1]	Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 — Securities and Other Investments “Repurchase Agreements” and the Schedules of Investments.

SECURITIES BORROWED FOR SHORT SALES
		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Liability Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Pledged[1]	Net Amount (Not Less Than 0)
Long/Short Fund	JPMorgan Chase	$86,555,756	$—	$(86,555,756)	$—

[1]	The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 — Securities and Other Investments “Short Sales” and the Schedule of Investments.

MARCH 31, 2017 (UNAUDITED)

15. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH LARGE CAP VALUE FUND

The Effect of Derivative Instruments on the Statement of Operations for the six months ended March 31, 2017:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized in Income
Net realized gain on options written	$—	$—	$—	$99,363	$—	$99,363

WASATCH WORLD INNOVATORS FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Asset Derivatives
Unrealized appreciation of foreign currency exchange contracts	$—	$94,191	$—	$—	$—	$94,191
Liabilities Derivatives
Unrealized depreciation of foreign currency exchange contracts	$—	$(420,260)	$—	$—	$—	$(420,260)

The Effect of Derivative Instruments on the Statement of Operations for the six months ended March 31, 2017:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized in Income
Net realized gain on investments and foreign currency translations	$—	$1,387,200	$—	$—	$—	$1,387,200

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	$—	$(212,702)	$—	$—	$—	$(212,702)

For the six months ended March 31, 2017, the average monthly balance of outstanding derivative financial instruments was as follows:

	Large Cap Value Fund		World Innovators Fund
Option contracts:		Forward currency contracts:
Average number of call contracts written	50	Average number of contracts — U.S. dollars purchased	—	[1]
Average value of call contracts written	$15,792	Average U.S. dollar amounts	$2,944,400
		Average number of contracts — U.S. dollars sold	—	[1]
		Average U.S. dollar amounts sold	$3,500,000

*	See Note 4 — Financial Derivative Instruments for additional information.

[1]	Amount represents less than 0.05.

16. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

WASATCH FUNDS

Supplemental Information

MANAGEMENT INFORMATION

The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees and one Interested Trustee. Three of the Independent Trustees and the Interested Trustee were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Two Independent Trustees have been appointed by the elected Independent Trustees to serve until his or her successor is qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 72	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	19	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) from December 2007 to February 2014; Trustee, Northern Lights Fund Trust III (30 portfolios) since 2012.

D. James Croft, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 75	Trustee and Chairman of the Governance and Nominating Committee	Indefinite Served as Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder & Executive Director, Mortgage Asset Research Institute, from 1990 to 2004.	19	None

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 69	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	19	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Heikki Rinne 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 64	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) from 2002 to 2016.	19	Director, Halton Group Ltd. since 2016.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 63	Trustee	Indefinite Served as Trustee since October 2014	Director, Youth Sports Alliance since 2015; Director, Utah Symphony/Utah Opera since 2005; Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 - 2012; Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002-2004.	19	Director, Youth Sports Alliance since 2015; Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 - 2012; Director Utah Symphony/Utah Opera since 2005.

Interested Trustee

Samuel S. Stewart, Jr.[3] Ph.D. CFA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 74	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	19	None

[1]	A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

[2]	Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Dr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor and is an employee of the Advisor.

MARCH 31, 2017 (UNAUDITED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 47	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 49	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006.

Cindy B. Firestone CPA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 59	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor from December 2002 to August 2011.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 44	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012; Director of Mutual Fund Services for the Advisor since June 2007.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, on the Funds’ website at www.WasatchFunds.com or by calling 800.551.1700.

ADDITIONAL TAX INFORMATION

The Funds hereby designate the following amounts or maximum amounts allowable as long-term capital gain dividends for the purpose of the dividends-paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Core Growth Fund	$138,512,554
Emerging India Fund	958,580
Global Opportunities Fund	19,687,296
International Opportunities Fund	22,512,072
Large Cap Value Fund	20,982,300
Long/Short Fund	70,202,977
Micro Cap Fund	40,544,074
Micro Cap Value Fund	15,487,890
Small Cap Growth Fund	322,361,340
Strategic Income Fund	2,685,547
Ultra Growth Fund	8,679,065
World Innovators Fund	24,130,023
U.S. Treasury Fund	15,905,989

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.WasatchFunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at www.WasatchFunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference room may be obtained by calling 800.SEC.0330).

BOARD CONSIDERATIONS FOR ADVISORY AND SUB-ADVISORY AGREEMENTS OF THE WASATCH FUNDS

At a meeting held on November 8-9, 2016 (the “Meeting”), the Board of Trustees (the “Board”) of Wasatch Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the Advisory and Service Contract (the “Advisory Agreement”) between the Trust and Wasatch Advisors, Inc. (the “Advisor”) on behalf of each series of the Trust (each a “Fund”); the sub-advisory agreement between the Advisor and Hoisington Investment Management Company (“HIMCO”) on behalf of the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”); and the sub-advisory agreement between the Advisor and 1st Source Corporation Investment Advisors, Inc. (“1st

WASATCH FUNDS

Supplemental Information (continued)

Source”) on behalf of the Wasatch-1st Source Income Fund (the “Income Fund”) (the foregoing sub-advisory agreements are each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements,” and HIMCO and 1st Source are each a “Sub-Advisor”).

The Board, including the Independent Trustees, is responsible for overseeing the management of the Funds and as such, the Board determines each year as required by law whether to continue the Advisory Agreement with the Advisor on behalf of each Fund, the Sub-Advisory Agreement with HIMCO on behalf of the U.S. Treasury Fund and the sub-advisory agreement with 1st Source on behalf of the Income Fund.

In preparation for their consideration of the Advisory Agreement and Sub-Advisory Agreements, the Independent Trustees, through their independent counsel, requested and received extensive materials specifically prepared for their annual review of the foregoing agreements. The materials provided a broad range of information regarding the Funds, the Adviser and Sub-Advisers, including a description of, among other things, the terms of the Advisory Agreement and Sub-Advisory Agreements; the services provided by the Advisor and each Sub-Advisor; the experience of the relevant investment personnel; each Fund’s performance and as compared to the performance of peers and appropriate benchmark(s); the fees and expenses of each Fund and as compared to peers; the profitability of the Advisor from serving as advisor to each respective Fund; and the Advisor’s evaluation of each Sub-Advisor. The Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement and Sub-Advisory Agreements. This information supplemented the materials and information the Trustees received during the year at their quarterly Board meetings which covered a variety of topics that were relevant to the Trustees’ annual consideration of the advisory arrangements, including Fund investment performance, compliance, risk management, valuation, trade execution and other matters related to Fund operations. The Independent Trustees also had met with management of the Advisor (including key investment personnel) at their quarterly meetings.

On October 26, 2016, the Independent Trustees met in executive session to consider the renewal of the Advisory Agreement and Sub-Advisory Agreements. During a portion of the executive session, the Independent Trustees invited members of the Adviser to discuss further some of the information provided and respond to questions. Following their review at the October executive session, the Independent Trustees also requested (through their independent counsel) and received additional supplemental information.

On November 8, 2016, the Independent Trustees met, including in executive session without management present, to further consider, among other things, the renewal of the Advisory Agreement and Sub-Advisory Agreements. At this meeting, the Board, including the Independent Trustees, approved the continuation of the Advisory Agreement for each Fund, the Sub-Advisory Agreement for the U.S. Treasury Fund and the Sub-Advisory Agreement for the Income

Fund. Throughout the year and throughout their review of the Advisory Agreement and Sub-Advisory Agreements, the Independent Trustees were assisted by independent legal counsel. The Independent Trustees’ review of the Advisory Agreement and Sub-Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information furnished specifically for the renewal process.

In evaluating the Advisory Agreement and Sub-Advisory Agreements and determining the factors to be considered and the weight given to each factor, the Independent Trustees relied upon their own business judgment, the legal advice provided by legal counsel and their accumulated knowledge and experience gained from overseeing the Funds and from the information provided by management and discussions with the Funds’ portfolio managers and other service providers at the Board meetings throughout the year. The Independent Trustees’ consideration of the contractual fee arrangements for the Funds were the result of several years of review and discussion between the Independent Trustees and Fund management, and the Independent Trustees’ conclusions may be based, in part, on their consideration of the fee arrangements and other factors developed in prior years. Each Independent Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and applicable Sub-Advisory Agreement. The Independent Trustees did not identify any single factor as all-important or controlling. The Independent Trustees’ considerations were instead based on a comprehensive consideration of all the information presented. A summary of material factors and conclusions that formed the basis for the Trustees’ decision to continue the Advisory Agreement and Sub-Advisory Agreements has been set forth below.

A.	NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Advisory and Sub-Advisory Agreements, the Independent Trustees considered the nature, extent and quality of the Advisor’s and Sub-Advisors’ services to the Funds. With respect to the Advisor, the Independent Trustees reviewed information describing the Advisor’s organization, business, resources and financial strength and stability. With respect to the Advisor, the Independent Trustees considered the breadth of services provided to the Funds which included portfolio management services (and the resulting Fund performance) and non-advisory or administrative services. With respect to the portfolio management services for the Funds the Advisor manages, the Independent Trustees considered information describing the Advisor’s investment process in constructing and managing the portfolios of the Funds, including its stock selection, sell discipline and initial and ongoing risk management of the portfolios. The Independent Trustees noted that the Advisor is a research-oriented firm with extensive investment experience and considered the diligence, care and conscientiousness with which the Advisor has managed the Funds. The Independent Trustees considered the portfolio management as well as the other teams

MARCH 31, 2017 (UNAUDITED)

within the Advisor necessary to manage the operations of the Funds. In this regard, the Independent Trustees reviewed the background and experience of the Advisor’s research team, including the portfolio managers, as well as the Advisor’s trading team. The Independent Trustees continue to seek to meet with the portfolio managers of the various Funds during the year to discuss and keep updated on, among other things, their investment approach to the applicable Fund, any adjustments thereto, market conditions and investment performance. The Independent Trustees further considered the costs to the Advisor in providing its services, including compensation expense. With respect to compensation, the Independent Trustees reviewed the compensation structure for the portfolio managers and research analysts in seeking to evaluate the ability of the Advisor to attract and retain qualified investment personnel and to provide appropriate incentives for investment personnel to invest consistently with the respective Fund’s investment parameters and not take undue risks. The Independent Trustees also considered the portfolio managers’ investments, if any, in the Funds they manage. As noted below, in reviewing the Advisor’s investment management performance, the Independent Trustees also evaluated the performance of the Funds.

In addition to the portfolio management function, the Independent Trustees also considered the wide array and quality of the non-advisory or administrative services that the Advisor provides to manage and oversee the day-to-day operations of the Funds. The Independent Trustees noted that such services included compliance (such as evaluating the adequacies of the Funds’ compliance program, recommending changes thereto as necessary, and overseeing the training of personnel); oversight and evaluation of service providers (including the Sub-Advisors, custodian, administrator and transfer agent); board administration (such as preparing or managing the preparation of board reports and other documentation necessary to assist the Independent Trustees, coordinating among service providers for timely reporting, supporting and administering Board and committee meetings and preparing or arranging for special presentations covering various topics that may impact the Funds or industry); and other administrative services (such as preparing or overseeing the preparation of regulatory and tax reports, registration statements and shareholder reports; monitoring and evaluating cross-trades (if any); overseeing the valuation of portfolio securities; and providing analysis in seeking to ensure compliance with applicable law). The Independent Trustees also recognized the Advisor’s commitment, resources and personnel dedicated to compliance and risk management and considered its ongoing activities to identify and manage risks.

With respect to the Sub-Advisors, the Independent Trustees considered the nature, extent and quality of services the Sub-Advisors provide to the respective Funds. The Independent Trustees recognized that the Sub-Advisors primarily provide portfolio management services and were not expected to supply other significant administrative services. In their evaluation, the Independent Trustees reviewed a report prepared by the Advisor evaluating the respective Sub-Advisor with respect to, among other things, the nature and quality of its portfolio services, the experience and background of the portfolio managers, the respective Fund’s investment performance, the Sub-Advisor’s compliance program, the financial strength and stability of the Sub-Advisor, the Sub-Advisor’s fees, and any indirect benefits to the Sub-Advisor as a result of its relationship to the respective Fund. The Independent Trustees also noted the Advisor’s recommendation to renew each Sub-Advisory Agreement.

Based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services provided under the Advisory Agreement and the Sub-Advisory Agreements were satisfactory on behalf of each applicable Fund.

B.	THE INVESTMENT PERFORMANCE OF THE FUNDS

With respect to Fund performance, the Independent Trustees recognized that they consider Fund performance data throughout the year, including periodically meeting with a Fund’s portfolio manager(s) during quarterly Board meetings. In their review of the advisory arrangements, the Independent Trustees also review data reflecting the performance history of each Fund over various time periods, including absolute performance, the Fund’s return compared to the performance of other peer funds, and the Fund’s performance compared to its benchmark. More specifically, the Independent Trustees reviewed, among other things, a report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, which compared the respective Fund’s total return (Investor Class) for the one-, two-, three-, four-, five-, and ten-year periods ending August 31, 2016 (or for the periods available for Funds that did not exist for part of the foregoing timeframe) with the performance of unaffiliated funds with similar investment objectives or classifications (a “Peer Universe”), to a more focused subset thereof, if any (a “Broadridge Peer Group”) and a benchmark assigned by Broadridge (the “Benchmark”) for the prescribed periods. The Independent Trustees also reviewed materials reflecting the respective Fund’s historic performance for the quarter, one-, three-, five-, and ten-year periods ending September 30, 2016 (or for the periods available for Funds that did not exist for part of the foregoing timeframe together with the average annual return since inception for Funds with the shorter duration) compared to additional benchmark(s) and unaffiliated funds in the Fund’s Morningstar investment category. In addition, the Independent Trustees received analyst reports provided by an unaffiliated party for the following Funds: Core Growth Fund, Small Cap Growth Fund and the Long/Short Fund and considered any Morningstar ratings on the Funds.

When reviewing the performance of a Fund, the Independent Trustees recognized several factors that may impact the evaluation of the performance data as well as the weight given to particular performance data, including the following:

•	The performance data reflects a snapshot in time as of a particular period (in this case, the periods ended August 31, 2016 and September 30, 2016) and a different performance period could generate significantly different results;

WASATCH FUNDS

Supplemental Information (continued)

•	Long term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance;
•	The investment experience of a particular shareholder in the Funds will vary depending on the shareholder’s particular investment period and the Fund’s performance during that period and the class held (if multiple classes offered in a Fund);
•	Certain Funds offer multiple classes and the performance of the classes of a Fund should be substantially similar on a relative basis because the classes are invested in the same portfolio of securities; however, there may be differences in performance between the classes which could be principally attributed to the variation in the expenses of each class; and
•	The Independent Trustees realize that the Advisor and Sub-Advisors are responsible for managing the Funds in accordance with the respective Fund’s investment objectives, investment parameters and guidelines. The Independent Trustees, however, recognize that peers and/or benchmarks may be following different objectives, investment parameters and guidelines and risk tolerance levels and therefore their performance results may differ from that of the Funds. The Independent Trustees considered such differences when evaluating the comparative data and recognized that these differences may limit some of the usefulness of the data as a frame of reference to evaluate Fund performance. The Independent Trustees recognize this issue particularly with the Micro Cap Fund and Micro Cap Value Fund (collectively, the “Micro Cap Funds”). In this regard, the Broadridge Peer Group for the Micro Cap Funds generally focus on companies with a larger market capitalization than those sought by the Micro Cap Funds. As a result, the Independent Trustees also reviewed the Micro Cap Funds’ performance compared to a custom peer group provided by the Advisor for the one-, three-, five- and ten-year periods ended September 30, 2016.

Based on their review of performance, the Independent Trustees determined the following:

Core Growth Fund

With respect to the Core Growth Fund, the Fund outperformed the median of its Broadridge Peer Group and the Benchmark for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2016. The Fund also outperformed the peer group average in the Morningstar small growth category for the one-, three-, five- and ten-year periods ended September 30, 2016. The Board considered the Fund’s performance to be generally favorable.

Emerging India Fund

With respect to the Emerging India Fund, other than the one-year period ended August 31, 2016, the Fund outperformed the median of its Broadridge Peer Group in the two-, three-, four- and five-year periods ended August 31, 2016. The Fund also outperformed the average of its peer group in the Morningstar India equity category for the one-, three- and five-year periods ended September 30, 2016. The Board considered the Fund’s performance to be generally favorable.

Emerging Markets Select Fund

With respect to the Emerging Markets Select Fund, the Independent Trustees recognized that the Fund underperformed the median of its Broadridge Peer Group for the one-, two- and three-year periods ended August 31, 2016. The Fund also underperformed its Benchmark in the one- and two-year periods ended August 31, 2016 but outperformed the Benchmark in the three-year period ended August 31, 2016. The Fund also underperformed the average of its peer group in the Morningstar diversified emerging category for the one- and three-year periods ended September 30, 2016. In reviewing the comparative data, the Independent Trustees recognized that differences between the objectives and strategies of the Fund and the peer groups limit some of the usefulness of the comparative data. The Independent Trustees noted that the Fund was following its investment strategy and in light of the Fund’s investment objectives and strategy, the Board considered the Fund’s performance to be satisfactory.

Emerging Markets Small Cap Fund

With respect to the Emerging Markets Small Cap Fund, the Independent Trustees noted that except for the one-year period ended August 31, 2016, the Fund outperformed the median of its Broadridge Peer Group and Benchmark for the two-, three-, four- and five-year periods ended August 31, 2016. Other than the one-year period ended September 30, 2016, the Fund also outperformed the peer group average in the Morningstar diversified emerging category for the three- and five-year periods ended September 30, 2016. The Board determined that the Fund’s performance was satisfactory.

Frontier Emerging Small Countries Fund

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that the Fund underperformed the median of its Broadridge Peer Group and its Benchmark for the one-, two- and three-year periods ended August 31, 2016 but outperformed the median of the Broadridge Peer Group and Benchmark in the longer four-year period ended August 31, 2016. The Fund also underperformed its peer group average for the Morningstar diversified emerging category for the one- and three-year periods ended September 30, 2016. The Board discussed the reasons for the Fund’s underperformance and recognized the recent changes in portfolio managers for the Fund. In light of the foregoing, the Board would continue to monitor this Fund closely.

Global Opportunities Fund

With respect to the Global Opportunities Fund, the Independent Trustees noted that although the Fund underperformed the median of its Broadridge Peer Group for the two-, three-, four- and five-years ended August 31, 2016, the Fund outperformed the Benchmark for such periods and outperformed the Benchmark and the median of its

MARCH 31, 2017 (UNAUDITED)

Broadridge Peer Group in the recent one-year period ended August 31, 2016. Except for the three-year period ended September 30, 2016, the Fund also outperformed its peer group average for the Morningstar world stock category for the one- and five-year periods ended September 30, 2016. The Board determined that the Fund’s performance was satisfactory.

U.S. Treasury Fund

With respect to the U.S. Treasury Fund, the Independent Trustees noted that the Fund outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2016 and its Benchmark for the one-, two-, three-, four- and five-year periods ended August 31, 2016. The Fund also outperformed its peer group average of the Morningstar long government category for the one-, three-, five- and ten-year periods ended September 30, 2016. The Board determined that the Fund’s performance over time was generally favorable.

International Growth Fund

With respect to the International Growth Fund, the Independent Trustees noted that except for the three- and four-year periods ended August 31, 2016, the Fund either matched or outperformed the median of its Broadridge Peer Group for the one-, two-, five- and ten-year periods ended August 31, 2016. Except for the three-year period ended August 31, 2016, the Fund also outperformed its Benchmark for the one-, two-, four-, five- and ten-year periods ended August 31, 2016. The Independent Trustees further noted that the Fund also outperformed its peer group average for the Morningstar foreign small/mid growth category for the one-, three-, five- and ten-year periods ended September 30, 2016. The Board determined that the Fund’s performance over time was consistent and generally favorable.

International Opportunities Fund

With respect to the International Opportunities Fund, the Independent Trustees noted that the Fund outperformed the performance of the median of its Broadridge Peer Group and Benchmark for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2016. The Fund outperformed its peer group average for the Morningstar foreign small/mid growth category for the one-, three-, five- and ten-year periods ended September 30, 2016. The Board determined that the Fund’s performance over time was generally favorable.

Large Cap Value Fund

With respect to the Large Cap Value Fund, the Independent Trustees noted that the Fund underperformed the performance of the median of its Broadridge Peer Group and Benchmark for the two-, three-, four- and five-year periods ended August 31, 2016, the Fund outperformed the median of the Broadridge Peer Group for the one- and ten-year periods ended August 31, 2016 and provided generally comparable performance to its Benchmark for the one- and ten-year periods. Similarly, although the Fund underperformed the peer group average of the Morningstar large cap value category over the three- and five-year periods ended September 30, 2016, the Fund outperformed such peer group average in the one- and ten-year periods ended September 30, 2016. While the Independent Trustees recognized that the Funds had experienced periods of challenged performance, the Independent Trustees further recognized the steps the Advisor had taken to address performance issues, including the change in the portfolio manager in 2013. The Independent Trustees further noted the improved performance in the recent one-year period. The Board continues to monitor the Fund closely.

Long/Short Fund

With respect to the Long/Short Fund, the Independent Trustees noted that although the Fund underperformed the median of its Broadridge Peer Group for the two-, three- and five-year periods ended August 31, 2016, the Fund outperformed the median of its Broadridge Peer Group for the one-, four-, and ten-year periods ended August 31, 2016. Although the Fund underperformed its Benchmark for the two-, three- and four-year periods ended August 31, 2016, the Fund outperformed the Benchmark in the one-, five- and ten-year periods ended August 31, 2016. Although the Fund underperformed the peer group average of the Morningstar long/short category over the three-, five- and ten-year periods ended September 30, 2016, the Fund outperformed the peer group average over the one-year period ended September 30, 2016. The Independent Trustees recognized that the Fund has experienced periods of challenged performance and the factors that contributed to such performance results, but noted the steps the Advisor has taken to address performance issues and noted the Fund’s improved performance in the recent one-year period. The Board continues to monitor closely the progress of this Fund in seeking to improve performance.

Micro Cap Fund

With respect to the Micro Cap Fund, the Independent Trustees noted that although the Fund underperformed the median of its Broadridge Peer Group for the three-, four-, five-, and ten-year periods ended August 31, 2016, the Fund outperformed or matched the median of the Broadridge Peer Group in the one- and two-year periods. Similarly, although the Fund underperformed the Benchmark for the four-, five- and ten-year periods ended August 31, 2016, the Fund outperformed the Benchmark in the one-, two- and three-year periods. In addition, although the Fund underperformed its peer group average for the Morningstar small growth category for the ten-year period ended September 30, 2016, the Fund outperformed such peer group average for the one-, three- and five-year periods ended September 30, 2016. In considering the comparative data, the Independent Trustees, however, had recognized that the Broadridge Peer Group may not adequately reflect the investment strategies and investable universe of the Fund as the Broadridge Peer Group may contain small cap funds and focus primarily on much larger companies than the investments of the Fund. The Independent Trustees

WASATCH FUNDS

Supplemental Information (continued)

recognized that due to these differences, the performance comparisons may be inexact and of more limited relevancy. Accordingly, the Independent Trustees also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor and the Russell Micro Cap Index for the one-, three-, five- and ten-year periods ended September 30, 2016. In considering the foregoing, the Independent Trustees determined the performance was satisfactory but would continue to monitor the Fund’s performance closely.

Micro Cap Value Fund

With respect to the Micro Cap Value Fund, the Independent Trustees noted that the Fund outperformed the median of its Broadridge Peer Group for the one-, two, three-, four-, five-, and ten-year periods ended August 31, 2016. Other than the one-year period, the Fund also outperformed the Benchmark for each of the foregoing periods. Similarly, the Fund outperformed the peer group average of the Morningstar small growth category for the one-, three-, five- and ten-year periods ended September 30, 2016. In considering the comparative data, as noted above with the Micro Cap Fund, the Independent Trustees recognized that Broadridge Peer Group may not adequately reflect the investment strategies and investable universe of the Fund thereby limiting some of the usefulness of the comparative data. The Independent Trustees accordingly also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor and the Russell Micro Cap Index for the one-, three-, five- and ten-year periods ended September 30, 2016. In considering the foregoing, the Board determined that the Fund’s performance had been generally favorable.

Small Cap Growth Fund

With respect to the Small Cap Growth Fund, the Independent Trustees noted that although the Fund underperformed the median of its Broadridge Peer Group for the one-, two-, three- four-, five- and ten-year periods ended August 31, 2016 and its Benchmark for such periods (except the ten-year period ended August 31, 2016), the Fund had provided positive absolute performance over such periods. In addition, although the Fund underperformed the peer group average for the Morningstar small cap growth category for the three- and five-year periods ended September 30, 2016, the Fund outperformed such peer group average in the one- and ten-year periods ended September 30, 2016. In considering the foregoing, the Board determined that the Fund’s performance over time had been satisfactory.

Small Cap Value Fund

With respect to the Small Cap Value Fund, the Independent Trustees noted that the Fund outperformed the performance of the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2016. Except for the one- and ten-year periods ended August 31, 2016, the Fund outperformed its Benchmark for the two-, three-, four- and five-year periods ended August 31, 2016. The Fund also outperformed the peer group average of the Morningstar small blend category for the one-, three-, five- and ten-year periods ended September 30, 2016. The Board determined the Fund’s performance over time had been generally favorable.

Strategic Income Fund

With respect to the Strategic Income Fund, the Independent Trustees noted that the Fund underperformed the performance of the median of its Broadridge Peer Group for various periods ended August 31, 2016 and except for the ten-year period ended August 31, 2016, the Fund underperformed the Benchmark for the one-, two-, three-, four-, and five-year periods ended August 31, 2016. The Fund also underperformed the peer group average for the Morningstar mid-cap value category for the one-, three-, five- and ten-year periods. The Board considered that except for the two-year period ended August 31, 2016; however, the Fund had provided positive absolute performance for the foregoing periods. The Board also considered the investment strategy of the Fund and in light of the foregoing, determined the Fund’s performance over time was satisfactory.

Ultra Growth Fund

With respect to the Ultra Growth Fund, the Independent Trustees noted that other than the ten-year period ended August 31, 2016, the Fund outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four-, and five- year periods ended August 31, 2016 and other than the five- and ten-year periods ended August 31, 2016, outperformed its Benchmark for the one-, two-, three- and four-year periods ended August 31, 2016. In addition, although the Fund underperformed its peer group average of the Morningstar small growth category for the five- and ten-year periods ended September 30, 2016, the Fund outperformed such peer group average in the one- and three-year periods ended September 30, 2016. The Independent Trustees considered that this Fund had experienced periods of challenged performance, but the portfolio management team was adjusted in 2013 and the Independent Trustees recognized that the performance had improved.

World Innovators Fund

With respect to the World Innovators Fund, the Independent Trustees noted that although the Fund underperformed the median of its Broadridge Peer Group and Benchmark for the one-, three- and four-year periods ended August, 31, 2016, the Fund outperformed the median of its peer group and Benchmark in the two-, five- and ten-year periods ended August 31, 2016. Similarly, although the Fund underperformed the peer group average for the Morningstar world stock category for the one- and three-year periods ended September 30, 2016, the Fund outperformed such peer group average in the five- and ten-year periods ended September 30, 2016. The Board determined that the Fund’s performance over time was satisfactory.

Income Fund

Although the Income Fund underperformed the median of its Broadridge Peer Group in the three-, four-, five- and ten-year periods ended August 31, 2016, the Fund

MARCH 31, 2017 (UNAUDITED)

outperformed the median in the one- and two-year periods ended August 31, 2016. Although Fund underperformed the Benchmark in the one-, four-, five- and ten-year periods ended August 31, 2016, the Fund outperformed the Benchmark in the two- and three-year periods ended August 31, 2016. Other than the five-year period ended September 30, 2016, the Fund outperformed its peer group average of the Morningstar short-term bond category for the one-, three-, and ten-year periods ended September 30, 2016. The Board considered the objectives of the Fund and the factors underlying performance and considered its performance satisfactory.

C.	FEES, EXPENSES AND PROFITABILITY

Fees and Expenses

The Independent Trustees evaluated the management fees and other fees and expenses of each Fund. In considering the appropriateness of the management fees and other expenses charged to a Fund, the Board considered various factors including the respective Fund’s investment performance, the quality and experience of the portfolio managers and research staff, the periodic closing of certain Funds to proactively manage growth, expense caps, the research intensive approach followed by the Adviser and the costs of providing services. The Independent Board also considered the factors the Advisor reported that it considers in proposing a management fee for a Fund including, among other things, the value of the services provided (e.g. the potential for the strategy to deliver alpha to shareholders and the expertise of the Advisor with the strategy), the competitive marketplace for the product and the fees of competitive funds, and the economics of the product to the Advisor (e.g. the costs in operating the Fund and constraints on product capacity).

In their evaluation of fees and expenses, the Independent Trustees reviewed the Advisor’s management fees and expense ratios for each Fund in absolute terms as well as in comparison to similar information for a group of comparable funds selected by Broadridge (the “Broadridge Expense Group”) and a larger universe of funds selected by Broadridge (the “Broadridge Expense Universe”). The Independent Trustees reviewed and considered, among other things, comparisons of each respective Fund’s contractual and net management fees, total expenses (including and excluding 12b-1/non-12b-1 service fees), and non-management expenses (such as transfer agency, custodian, administrative and accounting fees) with those of unaffiliated funds in its Broadridge Expense Group. The Board was also provided with a description of the methodology Broadridge followed in selecting funds included in the Broadridge Expense Group and Broadridge Expense Universe and recognized certain limitations with the comparability of certain Funds with its Broadridge Expense Group, including, in particular, with respect to the Micro Cap Funds. The Independent Trustees therefore also reviewed comparisons of each Micro Cap Fund’s management fee and net expense ratio with those of a custom peer group provided by the Advisor. The Trustees considered the Fund’s net total expense ratios which the Trustees considered are the most representative of the shareholder’s net experience in a Fund. In this regard, the Trustees appreciated the Advisor’s continued efforts with third parties to reduce various Fund expenses, such as custody and transfer agency fees.

In reviewing fees, the Independent Trustees also took into account any expense caps the Advisor has agreed to on behalf of each existing class of shares of the respective Fund and had reviewed the amounts the Advisor has reimbursed to the applicable Fund for the last three fiscal years (if any). The Board has also reviewed prior management fee reductions for various Funds over the years, including the proposed management fee reduction for the Micro Cap Funds. In their evaluation of the fees, the Independent Trustees observed, among other things, the following:

For the Core Growth Fund, Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund and the World Innovations Fund

With respect to the Core Growth Fund, the Independent Trustees recognized that although contractual management fees for the institutional and investor class shares were above the median of its respective Broadridge Expense Group, the Fund had a net expense ratio slightly higher (within 5 basis points) than the median of its Broadridge Expense Group for the investor class shares and below the median of its Broadridge Expense Group for the institutional class shares.

With respect to the Emerging India Fund, the Fund’s contractual management fee was the same as the median of its Broadridge Expense Group and its net expense ratio was the same as the median of its Broadridge Expense Group for the investor class shares and below the median for the institutional class shares.

With respect to the Emerging Markets Small Cap Fund, the Independent Trustees noted that the Fund’s contractual management fee and net total expense ratio were above the median of its Broadridge Expense Group.

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that the contractual management fee and net expense ratio were above the median of its Broadridge Expense Group for the institutional and investor class shares.

With respect to the Global Opportunities Fund, the Independent Trustees noted that the contractual management fee of the Fund was above the median of its Broadridge Expense Group and the Fund’s net expense ratio was above the median of its Broadridge Expense Group for the investor class shares and below the median for the institutional class shares.

With respect to the International Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee was slightly above (within 5 basis points) of the median of its Broadridge Expense Group but its net expense ratio was below the median for its institutional class shares and the same as the median of the Broadridge Expense Group for the investor class shares.

WASATCH FUNDS

Supplemental Information (continued)

With respect to the International Opportunities Fund, the Independent Trustees noted that the Fund’s contractual management fee and net expense ratio were above the median of its Broadridge Expense Group for the investor class shares and institutional class shares.

With respect to the Micro Cap Fund and the Micro Cap Value Fund, the Independent Trustees noted that each Fund’s contractual management fee and net expense ratio were above the median of its Broadridge Expense Group. The Trustees further noted, however, that the Advisor proposed to reduce the management fee for each Fund by 25 basis points.

With respect to the Small Cap Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee was above the median of its Broadridge Expense Group and its net expense ratio was above the median of its Broadridge Expense Group for the investor class shares and slightly above (within 5 basis points) of the median for the institutional class shares.

With respect to the Small Cap Value Fund, the Independent Trustees noted that the Fund’s contractual management fee was above the median of its Broadridge Expense Group and the net expense ratio of the investor class shares was slightly above (within 5 basis points) of the median of its Broadridge Expense Group but below the median for the institutional class shares.

With respect to the Ultra Growth Fund, the Independent Trustees noted that the Fund’s net expense ratio was above the median of its Broadridge Expense Group for its investor class shares, but the Fund’s contractual management fee was only slightly higher (within 5 basis points) of the median of the Broadridge Expense Group.

With respect to the World Innovators Fund, the Independent Trustees noted that the Fund’s contractual management fee and net expense ratio were above the median of its Broadridge Expense Group for its investor class and institutional class shares.

In addition to the comparative data, the Independent Trustees recognized that many of the foregoing Funds invest in small and/or micro-cap securities. The Independent Trustees recognized the Advisor’s established experience and reputation with this asset class. The Trustees considered that the Advisor is a investment research-oriented firm that follows a research-intensive investment approach and recognized the associated costs incurred in researching and screening potential investments, particularly with respect to the small and micro-cap companies. The Independent Trustees also noted that these costs are increased for the international Funds as the Advisor must employ the resources to perform the necessary due diligence to evaluate the foreign companies across the globe. The Independent Trustees also continued to note the capacity constraints of the Funds investing in the smaller companies. The Trustees have recognized that the Advisor proactively manages the growth of the Funds by closing the applicable Fund to new investments from time to time to protect the performance of such Fund which may not be replicated at higher asset levels. The Trustees, however, also noted that while these actions are intended to benefit existing shareholders, the result of this practice is to reduce the potential revenues that the Advisor may earn from fees on higher asset levels. The Trustees, however, seek to encourage the practice of closing the Funds when necessary to protect performance. The Trustees further noted that the Advisor had undertaken a review of its pricing and as a result, the management fees of several Funds were reduced last year (including the Global Opportunities Fund, the Emerging India Fund, the Emerging Markets Small Cap Fund, and the International Opportunities Fund) and the management fees of the Micro Cap Funds were proposed to be reduced by 25 basis points.

Given the foregoing factors, among others, the Independent Trustees determined the advisory fees for the foregoing Funds were acceptable.

For the Emerging Markets Select Fund

With respect to the Emerging Markets Select Fund, the Independent Trustees noted that the Fund’s contractual management fee was higher than the median of its Broadridge Expense Group and the net expense ratio for the investor class shares was higher than the median for the Broadridge Expense Group but the net expense ratio for the institutional class was lower than the median. The Trustees recognized the investment strategy of this Fund, the Advisor’s experience with the strategy and the costs of applying the Advisor’s investment approach to evaluating securities in emerging markets. However, the Independent Trustees recognized that this Fund had more capacity than the other Funds that were focused on small- and/or micro-cap companies as described above. The Independent Trustees further noted that the management fee for this Fund was reduced last year. In light of the foregoing factors, among other things, the Independent Trustees determined the advisory fee for the foregoing Fund was acceptable.

For the Long Short Fund, Income Fund, U.S. Treasury Fund, Large Cap Value Fund, and Strategic Income Fund

In considering the management fees of the Income Fund, Large Cap Value Fund, Long Short Fund, Strategic Income Fund and U.S. Treasury Fund, the Independent Trustees recognized that each of such Funds had little or no capacity constraints given their investment strategies unlike the Funds investing in smaller companies noted above. The Independent Trustees also considered, among other things, the comparative fee and expense data and noted the following.

With respect to the U.S. Treasury Fund, the Independent Trustees noted that the Fund’s contractual management fee was slightly above (within 5 basis points) of the median of its Broadridge Expense Group, and the Fund’s net expense ratio was below the median of its Broadridge Expense Group for the investor class shares.

With respect to the Large Cap Value Fund, the Independent Trustees noted that the contractual management fee was above the median of its Broadridge Expense Group, and the Fund’s net expense ratio was above the median of its Broadridge Expense Group for the investor class shares but below the median for its institutional class shares.

MARCH 31, 2017 (UNAUDITED)

With respect to the Long Short Fund, the Independent Trustees noted that the contractual management fee and net expense ratios for the investor class shares and institutional class shares were below the median of its Broadridge Expense Group.

With respect to the Strategic Income Fund, the Independent Trustees noted that the contractual management fee and net expense ratio were below the median of its Broadridge Expense Group for the investor class shares.

With respect to the Income Fund, the Independent Trustees noted that although the Fund’s contractual management fee was above the median of its Broadridge Expense Group, the Fund’s net expense ratio was below the median.

Based on the foregoing factors, among others, the Independent Trustees determined that the advisory fees for the foregoing Funds were acceptable.

2.	Fees Charged to Other Advisor and Sub-Advisor Clients

The Independent Trustees also reviewed information regarding the fee rates and schedules, the range of fees and their weighted average that the Advisor charges to separate accounts that are managed in a style similar to that used for certain Funds. Such Funds include the Core Growth Fund, Emerging Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, International Growth Fund, Small Cap Growth Fund, and Small Cap Value Fund. The Independent Trustees also considered information regarding the management fees the Advisor assesses to other types of clients with investment programs similar to those of certain Funds, including a unified managed account, model account, collective investment trusts and domestic and foreign funds sponsored by other sponsors.

The Independent Trustees noted that the weighted average fee rates for separate accounts were generally lower than the fees for the comparable Fund. The Independent Trustees, however, considered the differences in the nature and scope of services the Adviser provides to the Funds compared to other types of clients. In addition to the portfolio management services the Advisor provides to the respective Funds, the Independent Trustees recognized the other extensive services the Advisor provides to the Funds that are rather unique to the Funds given they are registered investment companies operating in a highly regulated industry. The Independent Trustees recognized that these services included, among other things, fund administrative services and operations, oversight of third party service providers, oversight of shareholder servicing, Trustee support, tax administration and compliance. The Independent Trustees further noted that the portfolio management services may also differ between the Funds and separate accounts as a result of differences in the investment parameters and strategies of the Funds compared to that of the separate accounts, such as the ability to invest in foreign securities. The Independent Trustees recognized that the foregoing variations may result in different economics among the product structures culminating in varying management fees among the types of clients and the Funds. Given the differences among the products, particularly the extensive services provided to the Funds, the Independent Trustees concluded that such facts justify the different levels of fees.

In considering the fees of the Sub-Advisors for the Income Fund and U.S. Treasury Fund, the Independent Trustees considered the fee rate paid to the respective Sub-Advisor with respect to the applicable Fund compared to the Sub-Advisors pricing schedule for portfolio management services for other clients. The Independent Trustees noted that the fee rates paid these Sub-Advisors for their sub-advisory services were reasonable in comparison to their respective pricing schedule. The Independent Trustees also noted that the Advisor pays the Sub-Advisor(s) from its own revenues and the sub-advisory fees to the Sub-Advisor were established through arm’s length negotiations between the Advisor and the Sub-Advisors, which are unaffiliated with the Advisor.

3.	Profitability of the Advisor

In conjunction with their review of fees, the Independent Trustees reviewed information reflecting the Advisor’s financial position and profitability from its overall business as well as on an individual Fund-by-Fund basis. The Independent Trustees reviewed the consolidated financial statements of WA Holdings, Inc. (the parent of the Advisor) and its subsidiary (the Advisor) for the years ended December 31, 2015 and 2014. The Independent Trustees also reviewed, among other things, the revenues, expenses and operating income of the Advisor for 2015 in absolute terms and in comparison to that of other unaffiliated investment advisors. The Independent Trustees further reviewed profitability information for the Advisor from its relationship with each Fund for the calendar year ended December 31, 2015 on an actual and adjusted basis (as described below).

In considering profitability, the Independent Trustees have recognized the subjective nature in determining profitability. The Independent Trustees considered the methodology used to allocate expenses but recognized that other various allocation methodologies may be reasonable to employ but yield different results. The Independent Trustees recognized that employee compensation is a primary expense of the Advisor and as a privately held S corporation owned by employees, the Advisor’s level of profitability could be influenced, in part, by paying employees through compensation expense as opposed to dividends as shareholders. Accordingly, to enhance the comparability of the Advisor’s profitability with that of certain industry peers, the Independent Trustees also reviewed the Advisor’s profitability data for 2015 on an adjusted basis which reflected adjustments to the compensation expense to reflect such expense as a percentage of total revenues similar to that of certain industry peers. In considering the comparative data, the Independent Trustees also were aware of the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information.

WASATCH FUNDS	MARCH 31, 2017 (UNAUDITED)

Supplemental Information (continued)

Notwithstanding the foregoing, the Independent Trustees noted that the Advisor’s profitability (with and without the compensation adjustment) is within a reasonable range compared to the peer group of unaffiliated advisers. Based on their review, the Independent Trustees were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

With respect to the Sub-Advisors, although a profitability analysis from their relationship with the applicable Fund was not available, the Independent Trustees received certain financial statements of the Sub-Advisors. The Trustees reviewed HIMCO’s financial statements for the years ended December 31, 2015 and 2014 and 1st Source’s income statement for the month ended September 30, 2015 and September 30, 2014. Considering the Sub-Advisors’ fee schedules and the fact that the sub-advisory fees are established through arm’s length negotiations, the Independent Trustees concluded that HIMCO’s and 1st Source’s profitability from the Sub-Advisor’s relationship with the U.S. Treasury Fund and Income Fund, respectively, is not unreasonable.

In addition to the above, the Independent Trustees also considered any indirect benefits (such as soft dollars) that the Advisor or Sub-Advisor received that were directly attributable to the management of the applicable Funds. See Section E below for additional information on indirect benefits the Advisor or Sub-Advisors may receive as a result of their relationship with the respective Funds.

D.	ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Independent Trustees recognized that as assets of a particular Fund or in the aggregate in the complex increase over time, economies of scale may be realized in the management of the Funds. Although difficult to measure with precision, the Independent Trustees considered whether there have been any economies of scale and whether the Funds have appropriately benefited from any such economies of scale. In this regard, in the Board’s view, a discussion of economies of scale for the Funds must include the consideration of any capacity constraints on the particular Funds. The Independent Trustees have recognized that the Funds investing in small and micro-cap companies have capacity constraints and accordingly, the Advisor historically has closed certain Funds limiting the respective Fund’s asset growth from time to time to protect such Fund’s ability to achieve good performance results that may not be able to be replicated at higher asset levels. While the Board recognizes that this practice both limits the potential profit the Advisor may earn on higher assets under management and may prevent reaching economies of scales that may exist at higher asset levels, the Board believes it is more beneficial to protect performance for shareholders. In assessing economies of scale with respect to Funds without such capacity constraints, the Independent Trustees also considered the current level of assets of the Funds, the factors the Advisor considered in proposing a fee level and the Advisor’s position that such Funds’ are priced at a level that already reflects potential economies of scale. The Board also considered that the costs associated with the Advisor’s research intensive approach may inhibit achieving some economies of scale in the management of the Funds. Further, although the Advisor’s and Sub-Advisors’ fee schedules did not contain breakpoints which is a means of sharing economies of scale as assets grow, the Independent Trustees noted that the Advisor has agreed to temporary expense caps that limit the overall net expense ratios on the respective classes of the Funds (other than the Income Fund) which is another means of sharing economies of scale. Considering the factors above, the Independent Trustees concluded the absence of breakpoints in the management fee was acceptable and that such economies as exist are adequately reflected in the Advisor’s fee structure.

E.	INDIRECT BENEFITS

The Independent Trustees received and considered information regarding indirect benefits the Advisor and Sub-Advisors may receive as a result of their relationship with the Funds. In this regard, the Independent Trustees recognized that the Advisor may receive benefits from soft dollar arrangements whereby the Advisor may use a portion of the brokerage commissions paid by the Funds to acquire research that may be useful to the Advisor in managing the Funds and other clients. The Independent Trustees recognized that the Advisor’s profitability would be lower if it paid for such research with its own revenues. The Independent Trustees reviewed information regarding the soft dollar arrangements including, among other things, the commissions paid, the services provided and the measures to determine the quality of execution received. With respect to the Sub-Advisors, the Independent Trustees recognized that the Sub-Advisors currently do not have soft dollar arrangements on behalf of their respective Funds but considered any other benefits that the Sub-Advisors may receive from their relationship with the Funds. The Independent Trustees recognized that the Advisor pays certain fees to 1st Source for shareholder servicing. The Independent Trustees further considered the reputational and/or marketing benefits the Advisor and Sub-Advisors may receive as a result of their association with the Funds. The Independent Trustees took these indirect benefits into account when accessing the level of advisory fees paid to the Advisor and sub-advisory fee to the respective Sub-Advisor and considered such indirect benefits to be acceptable.

F.	ANNUAL APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Board, including a majority of Independent Trustees, concluded that the terms of the Advisory Agreement for each Fund, the Sub-Advisory Agreement with HIMCO on behalf of the U.S. Treasury Fund, and the Sub-Advisory Agreement with 1st Source on behalf of the Income Fund were fair and reasonable, that the Advisor’s and Sub-Advisors’ fees are reasonable in light of the services provided to each respective Fund, and that the Advisory Agreement should be approved on behalf of each Fund and the Sub-Advisory Agreements should be approved on behalf of the U.S. Treasury Fund and the Income Fund, respectively.

WASATCH FUNDS	MARCH 31, 2017 (UNAUDITED)

Service Providers

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

SUB-ADVISOR FOR THE INCOME FUND

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

SUB-ADVISOR FOR THE U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

ONLINE

www.WasatchFunds.com

shareholderservice@wasatchfunds.com

WASATCH
FUNDS

2017 Semi-Annual Report
www.WasatchFunds.com • 800.551.1700

MIX
Paper from responsible sources
FSC® C132107

2017 Semi-Annual Report www.WasatchFunds.com

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	June 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	June 5, 2017

By:	/s/ Cindy B. Firestone
Cindy B. Firestone
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	June 5, 2017